Exhibit 10.3.1
[Translation of Chinese original]
INVESTMENT FRAMEWORK AGREEMENT
By and Among
REDGATE INTERACTIVE ADVERTISING (BEIJING) CO., LTD.
THE NATURAL PERSONS NAMED IN APPENDIX 1
and
BEIJING YANHUANG SHENGSHI ADVERTISING COMPANY LIMITED
August 3, 2008
King & Wood PRC Lawyers

Appendix 1.	Existing Shareholders	42
Appendix 2.	Form of Equity Transfer Agreement	43
Appendix 3.	Articles of Association of the Company	47
Appendix 4.	Disclosure Schedule	62
Appendix 5.	Employment Contract	89
Appendix 6.	Form of Non-Compete Agreement	10
Appendix 7.	Company’s Management Statements as at June 30, 2008	17
Appendix 8.	Restructuring Memorandum	1
Appendix 9.	List of Advertising Sign Locations	3
Appendix 10.	List of Closing Documents	1
Appendix 11.	Form of PRC Legal Opinion	1
Appendix 12.	Written Confirmaton of Payment of Initial Equity Transfer Consideration	18
Appendix 13.	Closing Covenant Letter	21
Appendix 14.	Company’s Operational Budget Targets for the Three years from 2008 to 2010	2

THIS INVESTMENT FRAMEWORK AGREEMENT (the “Agreement”) is entered into in Beijing, the PRC on this 3rd day of August 2008 by and among:
(1)	REDGATE INTERACTIVE ADVERTISING (BEIJING) CO., LTD., a wholly foreign-owned company established and existing under the laws of the PRC, with its registered address at Suite 804, Building 2, 19 Jianguomenwai Avenue, Chaoyang District, Beijing (the “Investor”);

(2)	THE NATURAL PERSONS NAMED IN APPENDIX 1 (the “Existing Shareholders”); and

(3)	BEIJING YANHUANG SHENGSHI ADVERTISING COMPANY LIMITED, a limited liability company established and existing under the laws of the PRC, with its registered address at No. 320 Miaocheng Shizi Street South, Miaocheng Town, Huairou District, Beijing, the PRC (the “Company”).
(The Investor, the Existing Shareholders and the Company are collectively referred to as the “Parties” and individually as a “Party”.)
WHEREAS:
(A)	The Investor is a wholly foreign-owned company established and existing under the laws of the PRC and engages in advertising-related business.

(B)	The Company is a limited liability company established on April 19, 2000 in accordance with the Company Law of the People’s Republic of China and related PRC laws and regulations with a registered capital of RMB5,000,000. The scope of business of the Company is the design, production, acting as an agent for and publication of domestic advertisements and advertisements for foreign business entities in the PRC; undertaking of exhibition and display activities; and organizing of cultural and art exchange activities (other than performances). The Company’s Existing Shareholders are Yigang Zhao (75%), Bin He (10%), Youyi Wang (10%) and Ting Li (5%).

(C)	The Investor desires to invest in the Company on the terms and conditions hereof and to restructure the Company prior to completion of the Investor’s offshore listing, so as to promote the long-term development of the Company and realize returns on its investment.

(D)	After considering time constraints, the requirements of PRC laws and the approval process, the Parties hereby intend to complete the onshore and offshore restructurings in stages.

(E)	The Parties agree to make certain representations, warranties and covenants in accordance herewith.
NOW, THEREFORE, pursuant to the Company Law of the People’s Republic of China, the Regulations of the People’s Republic of China for the Administration of Company Registration and other relevant PRC laws and regulations, the Parties have, based on the principles of equality and mutual benefit and following amicable negotiations, agreed on matters relating to the investment in the Company as follows:
1.	DEFINITIONS

1.1	In this Agreement, the following terms shall have the meanings assigned to them below:

“Key Officers” means Yigang Zhao, Bin He, Youyi Wang and Ting Li;

“Connected Person” means, in respect of any Party, any company, partnership or other entity which, directly or indirectly, controls, is controlled by or under common control with such Party; if the Party is a natural person, means his or her spouse or immediate relatives. (For the purposes of this Agreement, the term “control” means exercising control over such Party through a direct or indirect holding of such Party’s voting equity or by way of an agreement or other arrangement).

“Initial Equity Transfer” means the purchase, specified in the Equity Transfer Agreement, by the Investor for the sum of Renminbi Sixty-four Million Two Hundred and Sixty Thousand (RMB64,260,000) of 51% equity interest held in the Company by the Existing Shareholders, of which it shall purchase 38.25% equity interest in the Company from Yigang Zhao, 5.1% from Bin He, 5.1% from Youyi Wang and 2.55% from Ting Li.

“Exchange Rate” calculated based on the average of the daily median US dollar to Renminbi exchange rate posted by the People’s Bank of China during the relevant year.

“Completion of the Initial Equity Transfer” means the fulfillment of all, or the waiver in writing by the Investor, of the conditions precedent set forth in Article 5.1 hereof and completion by the Company with the administration for industry and commerce of the procedures for the amendment of business registration in respect of the Initial Equity Transfer.

“Initial Equity Transfer Completion Date” means the date on which the Company completes the procedures with the administration for industry and commerce for the amendment of business registration in respect of the Initial Equity Transfer.

“Initial Equity Transfer Closing Date” means the date on which the conditions precedent set forth in Article 5.1 hereof are all fulfilled or waived in writing by the Investor, i.e.: the date on which the Parties execute Appendix 12.

“Equity Transfer Agreement” means the agreement for the transfer of the 51% equity interest in the Company to be executed by the Parties on the same date they execute this Agreement (in the form set forth in Appendix 2).

“Advertising Sign Locations” means all of the advertising sign locations set forth in Appendix 9, List of Advertising Sign Locations, hereto.

“2009 Closing Date” means the date on which the conditions precedent set forth in Article 4.6.1.1 hereof are all fulfilled or waived by the Investor.

“2010 Closing Date” means the date on which the conditions precedent set forth in Article 4.6.2.1 hereof are all fulfilled or waived by the Investor.

“2011 Closing Date” means the date on which the conditions precedent set forth in Article 4.6.3.1 hereof are all fulfilled or waived by the Investor.

“Shareholder Loan Granted by Investor” means the provision to the Company of a shareholder loan by the Investor under certain conditions.

“Permissions” means the third party or relevant government authority permits, consents, registrations, approvals and authorizations required by the Company to carry on its business and operations.

“Business Day” means a day on which banks in the PRC are open for business (other than Saturdays, Sundays and statutory holidays).

“Restated AoA” means the amended articles of association of the Company executed by the Investor and the Existing Shareholders pursuant to this Agreement and the Equity Transfer Agreement. For the form thereof, see Appendix 3 hereto.

“Government Approvals” means all of the approval documents from the PRC government, including relevant local government authorities (more specifically, the commerce authorities and industry and commerce authorities), approving the Equity Transfer Agreement and the Restated AoA as required by law.

“PRC” means, for the purposes of this Agreement, the mainland of the People’s Republic of China, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan.

“Performance Calculation Period” means the period from January 1, 2008 to December 31, 2008.

“Initial Equity Transfer Consideration” means the sum of Renminbi Sixty-four Million Two Hundred and Sixty Thousand (RMB64,260,000) that the Investor is required to pay to the Existing Shareholders to purchase from the Existing Shareholders the 51% equity interest held in the Company by them.

“Net Initial Equity Transfer Proceeds” means all or part of the Initial Equity Transfer Consideration actually received by the Existing Shareholders from the Investor less: (i) the taxes paid by the Existing Shareholders in connection with the transaction contemplated herein, (ii) the Company’s back taxes paid by the Existing Shareholders in connection with the transaction contemplated herein, and (iii) the service fees paid by the Existing Shareholders to intermediary institutions (specifically including law firms and financial advisors) in connection with the transaction contemplated herein.

1.2	Headings

The headings to the Articles are for reference only and shall not affect the interpretation of this Agreement.

1.3	Appendices

The Appendices are comprised of all of the Appendices set forth in the Table of Contents hereof, constitute integral parts hereof and are of equal authenticity as this Agreement.

1.4	References

Unless otherwise defined herein or required by the context, the terms used herein shall have the meanings assigned to them in the Equity Transfer Agreement.

2.	INITIAL EQUITY TRANSFER
2.1	The Investor and Existing Shareholders agree to execute, simultaneously with the execution hereof, and pursuant hereto, an Equity Transfer Agreement substantially in the form as set forth in Appendix 2 hereto in respect of the transaction contemplated herein (the Parties further confirm that with a view to facilitating the completion of the amendment of the business registration in respect of the Initial Equity Transfer, they shall prepare a separate short-form equity transfer agreement solely about the Investor’s proposed purchase of the 51% equity interest held in the Company by the Existing Shareholders), and the Company’s articles of association in Appendix 3, and on the terms and conditions hereof, complete the following procedures for the Company’s Initial Equity Transfer:

(1)	The Investor agrees to purchase the 51% equity interest held in the Company by the Existing Shareholders for the sum of Renminbi Sixty-four Million Two Hundred and Sixty Thousand (RMB64,260,000) in accordance herewith, of which it shall purchase 38.25% equity interest of the Company from Yigang Zhao, 5.1% from Bin He, 5.1% from Youyi Wang and 2.55% from Ting Li. Following Completion of the Initial Equity Transfer, the shareholders of the Company and the percentages of the equity interest held by them prior to and after the transfer of equity interest shall be as indicated in the table below:

	Shareholding percentage	Shareholding percentage
	prior to the Initial Equity	after Initial Equity
Name of shareholders	Transfer	Transfer
Redgate Interactive Advertising (Beijing) Co., Ltd.	0%	51%
Yigang Zhao	75%	36.75%
Bin He	10%	4.9%
Youyi Wang	10%	4.9%
Ting Li	5%	2.45%

Total	100%	100%

(2)	The Parties agree that after PricewaterhouseCoopers prepares and successfully completes the management statements for the years 2005 to 2007 and the Company completes its unaudited management statements for the first half of 2008 (the Parties understand that the Company shall complete its unaudited management statements for the first half of 2008 prior to the payment of the Initial Equity Transfer Consideration) and within fifteen (15) Business Days after the execution of the Equity Transfer Agreement (whichever is later), the Investor shall remit the sum of Renminbi Thirty-two Million One Hundred and Thirty Thousand (RMB32,130,000) into the jointly administered bank account opened in the PRC by the Investor and the Existing Shareholders (the “Joint Domestic Account”). The Joint Domestic Account is a bank account subject to a joint signature procedure, and payments and withdrawals of any moneys from the Joint Domestic Account and the making of any other such disposal acts shall require the joint signature of the Investor and the Existing Shareholders.

The Parties agree that prior to the Initial Equity Transfer Closing Date, PricewaterhouseCoopers shall conduct and successfully complete an audit of the Company’s financial statements for the first half of 2008.

(3)	Unless otherwise provided herein, neither the Investor nor the Existing Shareholders shall have the right to withdraw any amount from the Joint Domestic Account in any manner until the Initial Equity Transfer Completion Date.

(4)	Within three (3) Business Days prior to the Initial Equity Transfer Closing Date, the Company shall provide the relevant supporting documentation to the Investor (for details, see Appendix 10) and send a written notice to the Investor. The Parties shall execute Appendix 12 within two (2) Business Days from the date on which the notice is sent as a joint written confirmation as to whether the conditions precedent have been fulfilled.

(5)	The Parties understand and agree that the Investor is obligated to pay the transfer price for the equity interest in accordance with the following schedule:

(a)	On the Initial Equity Transfer Closing Date, the Investor is obligated to consent to pay the sum of Renminbi Thirty-two Million One Hundred and Thirty Thousand (RMB32,130,000) from the Joint Domestic Account to the Existing Shareholders or into the bank account designated by them;

(b)	Within seven (7) Business Days following the first anniversary of the Initial Equity Transfer Closing Date, the Investor is obligated to pay the sum of Renminbi Nineteen Million Two Hundred and Seventy-eight Thousand (RMB19,278,000) to the Existing Shareholders or into the [domestic] bank account designated by them; and

(c)	Within seven (7) Business Days following the second anniversary of the Initial Equity Transfer Closing Date, the Investor is obligated to pay the sum of Renminbi Ten Million Five Hundred and Fifty-two Thousand (RMB10,552,000) to the Existing Shareholders or into the [domestic] bank account designated by them.

The Existing Shareholders shall provide the details of their domestic bank account for receiving the aforementioned amounts by the Initial Equity Transfer Closing Date.
(6)	If the conditions precedent set forth in Article 5.1 hereof are not fulfilled or are unable to be fulfilled within three (3) months after the execution of the Equity Transfer Agreement or such other date as agreed by the Parties due to a reason attributable to the Company and/or the Existing Shareholders, the Parties shall hold amicable consultations. If the Parties fail to reach a consensus on the foregoing within fifteen (15) days, or if the Company and/or the Existing Shareholders still fail to fulfill the conditions precedent set forth in Article 5.1 by the other date agreed upon by the Parties, the Investor shall not be required to complete the Initial Equity Transfer and may decide, at its own discretion by giving written notice to the Company and the Existing Shareholders, to:
(a)	Terminate the Equity Transfer Agreement and this Agreement without taking liability and demand that the Existing Shareholders refund the Initial Equity Transfer Consideration paid by the Investor (if any) and pay the Investor an equivalent amount of 10% of the Initial Equity Transfer Consideration already paid (if any) as liquidated damages. In addition, the Company and the Existing Shareholders shall assist the Investor in completing the procedures required to refund all of the Initial Equity Transfer Consideration in the Joint Domestic Account (including but not limited to presenting the signature/seal sample of the Company’s legal representative (namely Youyi Wang) and executing all necessary documents); if at such time, the procedures for the amendment of business registration in respect of the Initial Equity Transfer have already been undertaken and the Company has refunded the Initial Equity Transfer Consideration and paid the liquidated damages to the Investor, the Investor shall execute the relevant legal documents with the Existing Shareholders and complete the procedures for the change of ownership of the equity interest to each of the Existing Shareholders (without consideration) in proportion to the Existing Shareholders’ equity interest in the Company prior to the Completion of the Initial Equity Transfer; or

(b)	Provided that the Company and the Existing Shareholders are capable of completing their outstanding obligations (including fulfilling the relevant conditions precedent), select a later date for completion of the performance of this Agreement. The Investor may: (i) designate one or more dates for the completion by the Company and the Existing Shareholders of their outstanding obligations; or (ii) release the Company and/or the Existing Shareholders from part of their outstanding obligations and designate a date for completion of their remaining outstanding obligations, or assert the rights in paragraph (a) above; or (iii) further release the Company and/or the Existing Shareholders from part of their outstanding obligations, or assert the rights in paragraph (a) above.
2.2	If in accordance with US GAAP, the Company’s after-tax profit for the Performance Calculation Period as audited is less than the amount forecast by the Parties (i.e., Renminbi Eighteen Million (RMB18,000,000)), the valuation of the equity interest shall be adjusted downward accordingly and at such time, the percentage of the equity interest in the Company held by the Investor shall be adjusted upward in accordance with the following formula:

Percentage of the equity interest held by the Investor = Renminbi Sixty-four Million Two Hundred and Sixty Thousand (RMB64,260,000) ÷ (after-tax profit for the Performance Calculation Period as audited × 7) × 100%.

The Existing Shareholders shall transfer to the Investor without consideration the equity interest derived in accordance with the following formula so as to effectuate the aforementioned adjustment:

Percentage of the equity interest to be transferred without consideration = Renminbi Sixty-four Million Two Hundred and Sixty Thousand (RMB64,260,000) ÷ (after-tax profit for the Performance Calculation Period as audited × 7) × 100% – 51%.

2.3	If in accordance with US GAAP, the Company’s after-tax profit for 2009 (January 1, 2009 to December 31, 2009) as audited is less than the amount forecast by the Parties (i.e., Renminbi Eighteen Million (RMB18,000,000)), the valuation of the equity interest shall be adjusted downward accordingly and at such time, the percentage of the equity interest in the Company held by the Investor shall be adjusted in accordance with the following formula:

Percentage of the equity interest held by the Investor = Renminbi Sixty-four Million Two Hundred and Sixty Thousand (RMB64,260,000) ÷ (after-tax profit for 2009 as audited × 7) × 100%.

The Existing Shareholders shall transfer to the Investor without consideration the equity interest derived in accordance with the following formula so as to effectuate the aforementioned adjustment:

Percentage of the equity interest to be transferred without consideration = Renminbi Sixty-four Million Two Hundred and Sixty Thousand (RMB64,260,000) ÷ (after-tax profit for 2009 as audited × 7) × 100% – 51%.

2.4	If the Company’s after-tax profit for 2010 (January 1, 2010 to December 31, 2010) as audited is less than the amount forecast by the Parties (i.e., Renminbi Eighteen Million (RMB18,000,000)), the valuation of the equity interest shall be adjusted downward accordingly and at such time, the percentage of the equity interest in the Company shall be revised as follows:

Percentage of the equity interest held by the Investor = Renminbi Sixty-four Million Two Hundred and Sixty Thousand (RMB64,260,000) ÷ (after-tax profit for 2010 as audited × 7) × 100%.

The Existing Shareholders shall transfer to the Investor without consideration the equity interest derived in accordance with the following formula so as to effectuate the aforementioned adjustment:

Percentage of the equity interest to be transferred without consideration = Renminbi Sixty-four Million Two Hundred and Sixty Thousand (RMB64,260,000) ÷ (after-tax profit for 2010 as audited × 7) × 100% – 51%.

2.5	If the Company’s after-tax profits for the Performance Calculation Period, 2009 and 2010 as audited are greater than the amount forecast by the Parties (i.e., Renminbi Eighteen Million (RMB18,000,000)), the percentages of the equity interest in the Company held by the Investor and the Existing Shareholders shall not be affected by the amounts forecast in Articles 2.2, 2.3 and 2.4 above.

If the Company’s after-tax profits for the Performance Calculation Period, 2009 and 2010 as audited are less than the amount forecast by the Parties (i.e., Renminbi Eighteen Million (RMB18,000,000)), requiring the valuation of the equity interest in the Company to be adjusted downward accordingly pursuant to Articles 2.3, 2.4 and/or 2.5 above, the Parties hereto understand, agree and emphasize that the Existing Shareholders shall be obligated to use reasonable efforts to realize the transfer to the Investor (without consideration) of the equity interest calculated in accordance with Articles 2.3, 2.4 and/or 2.5 above. If within 60 days after the preparation in accordance with US GAAP of the Company’s auditor’s report for the preceding year respectively in 2009, 2010 and 2011, the Existing Shareholders fail to realize the transfer of the equity interest calculated in accordance with Articles 2.3, 2.4 and/or 2.5 above to the Investor (without consideration), the Investor shall have the right to deduct a certain amount from the consideration paid for the acquisition of the remaining equity interest. Such deduction shall be effected in accordance with Article 4.7 hereof.

2.6	For the avoidance of doubt, the auditor responsible for auditing the Company’s after-tax profit as described above shall be PricewaterhouseCoopers or an international accounting firm of an equivalent reputation or an auditing firm with relevant qualifications and a good reputation in the industry as separately agreed in writing by the Parties. The auditing shall be conducted in accordance with US GAAP. The Company shall bear all of the expenses relating to the auditing, regardless of by which Party the auditing is proposed or arranged. If the Investor advances to a third party part of the charges relating to the auditing, the Company shall reimburse the Investor for the amount paid by it.

The expenses for the auditing of the Company’s financial reports for the recent three years ending December 31, 2007 and the relevant 2008 quarterly financial report of the Company required by the Investor for the listing shall be deducted from the remainder of the transfer consideration for the equity interest after the listing of the Investor, provided, however, that such auditing expenses may not exceed Renminbi One Million Five Hundred Thousand (RMB1,500,000).

2.7	If the shareholding in the Company or the investment amount are adjusted as described in this Article, the Existing Shareholders and the Company shall use their best efforts to cooperate with the Investor in securing all Government Approvals as soon as possible in accordance with PRC laws, and carry out all necessary procedures with the relevant government authorities.

2.8	The Investor has conducted and is currently conducting, through its representatives or advisors, comprehensive legal due diligence of the Company, which includes: (1) the advertising sign qualifications of the Company and its affiliates; (2) the equity interest of the Company and its affiliates; and (3) the tax affairs of the Company and its affiliates. If based on the results of the due diligence, the Investor discovers falsehoods, untruths or material omissions in the representations and warranties given by the Existing Shareholders and the Company hereunder and the Company suffers material adverse legal consequences or actual economic losses as a result thereof, the Investor and the Existing Shareholders shall hold consultations in respect of taking the following measures: (a) requiring the Existing Shareholders to fully indemnify the Company in a manner satisfactory to the Investor, or (b) permitting the Investor to deduct from the remainder of the transfer consideration of the equity interest to be paid to the Existing Shareholders an amount equivalent to the actual economic losses. If the Investor and the Existing Shareholders fail to reach a consensus within [60] Business Days from the date on which the falsehood(s), untruth(s) or material omission(s) in the representations and warranties given by the Existing Shareholders and the Company are discovered, or if the Existing Shareholders fail to make full indemnification in accordance with the consensus between the Parties, the Investor shall have the right to terminate the Equity Transfer Agreement and this Agreement. Specifically, such termination shall be handled in accordance with Article 2.10 hereof. The Existing Shareholders shall use their best efforts to cooperate during the foregoing legal due diligence process.

2.9	Notwithstanding Article 2.2 above, if the Company’s after-tax profit for the Performance Calculation Period as audited is less than Renminbi Zero (RMB0), the Investor shall have the right to demand that the Existing Shareholders promptly refund the entire transfer consideration for the equity interest. Under such a circumstance, this Agreement, the Equity Transfer Agreement and the Restated AoA shall terminate forthwith, and the Existing Shareholders and the Company shall cooperate with the Investor in carrying out all the necessary procedures required for the refund of the transfer consideration for the equity interest. Once the entire transfer consideration for the equity interest has been refunded to the Investor, the Investor shall execute the relevant legal documents with the Existing Shareholders and undertake without consideration the procedures for the change of ownership of the equity interest to each of the Existing Shareholders in proportion to the Existing Shareholders’ equity interest prior to the Completion of the Initial Equity Transfer.

2.10	If prior to the Completion of the Initial Equity Transfer, the Existing Shareholders and the Company commit a material breach of their representations and warranties given in this Agreement or the Equity Transfer Agreement, or of the obligations they are required to assume under the Equity Transfer Agreement or this Agreement, the Investor may, regardless of whether it discovered such material breach prior to Completion of the Initial Equity Transfer, give written notice to the Existing Shareholders (or the Company) to cure such breach. If the Existing Shareholders or the Company (as the case may be) fail(s) to take remedial measures to cure the breach within sixty (60) days from the date of the giving of the aforementioned written notice by the Investor, then, without prejudice to the other rights hereunder, the Investor shall have the right to forthwith terminate this Agreement, the Equity Transfer Agreement and the Restated AoA by giving a written notice to the Existing Shareholders and the Company and demand the Existing Shareholders to refund the transfer consideration for the equity interest paid by the Investor (if any) and to pay the Investor the equivalent amount of 20% of the transfer consideration for the equity interest already paid (if any) as liquidated damages.

Notwithstanding the foregoing, if after the Completion of the Initial Equity Transfer, the Investor discovers that a material breach described in the preceding paragraph occurred prior to the Completion of the Initial Equity Transfer and the Company suffers material adverse legal consequences or actual economic losses as a result thereof, the Investor and the Existing Shareholders shall hold consultations in respect of taking the following measures: (a) requiring the Existing Shareholders to fully indemnify the Company in a manner satisfactory to the Investor, or (b) permitting the Investor to deduct from the remainder of the transfer consideration for the equity interest to be paid to the Existing Shareholders an amount equivalent to the actual economic losses. If the Existing Shareholders or the Company fail(s) to reach a consensus with the Investor within sixty (60) days from the date on which the

Investor gives a written notice to cure the breach, or if the Existing Shareholders fail to make full indemnification in accordance with the consensus between the Parties, then, without prejudice to the other rights hereunder, the Investor shall have the right to forthwith terminate this Agreement, the Equity Transfer Agreement and the Restated AoA by giving written notice to the Existing Shareholders and the Company and demand that the Existing Shareholders to refund the Initial Equity Transfer Consideration paid by the Investor (if any) and pay the Investor the equivalent amount of 20% of the transfer consideration for the equity interest already paid (if any) as liquidated damages. With a view to ensuring that the equity interest in the Company is restored to its status prior to the Completion of the Initial Equity Transfer, the Investor shall execute the relevant legal documents with the Existing Shareholders and be obligated to carry out the procedures for the change of ownership of the equity interest to each of the Existing Shareholders without consideration in proportion to the Existing Shareholders’ equity interest prior to the Completion of the Initial Equity Transfer.

2.11	After Completion of the Initial Equity Transfer, no Party may terminate this Agreement, the Equity Transfer Agreement or the Restated AoA on the ground that a condition precedent has not been fulfilled.

2.12	The Company’s after-tax profits for 2007 and for the years preceding 2007 as audited in accordance with US GAAP (the “Accumulated Profits”; excluding the statutory common reserve) shall vest in the Existing Shareholders. The Parties understand and agree that the amount of the Accumulated Profits shall not exceed RMB16.5 million and shall be adjusted in line with the amount recorded in the final auditor’s report. Distribution of the Accumulated Profits shall be completed within three years from the 2011 Closing Date or the Initial Equity Transfer Closing Date (whichever is earlier). The Accumulated Profits shall, after all taxes payable for 2007 and for the years preceding 2007 (if any) have been paid in full, be distributed in a manner that complies with the PRC laws, which may take the form of a distribution of special dividends to the Existing Shareholders or other lawful form. In addition, the Parties understand and agree that the distribution of the Accumulated Profits shall not be permitted to affect or impede the Company’s operations or affect the profits generated by the Company from January 2008 onward in any manner.

2.13	The Parties hereto hereby confirm that the figures set forth in Appendix 14 hereto (Company’s Operational Budget Targets for the Three Years from 2008 to 2010) are the Company’s operational budget targets for the three years from 2008 to 2010. The Investor agrees that if a vote needs to be taken at a shareholders meeting or a meeting of the board of directors of the Company regarding the operational budget targets for the years from 2008 to 2010 and provided that the operational budget targets for the relevant years upon which the vote is to be taken are essentially consistent with the relevant figures set forth in Appendix 14 hereto, the Investor shall procure the adoption of the relevant resolution at the shareholders meeting or meeting of the board of directors of the Company.

3.	SHAREHOLDER LOAN GRANTED BY INVESTOR

3.1	The Investor agrees to provide in future in accordance herewith by a method that complies with relevant laws and regulations (e.g. entrusting a bank or other such financial institution to extend the loan) to the Company a shareholder loan in keeping with the funding requirements for the further development of the Company’s business.

3.2	The Investor shall, based on the actual future circumstances of the Company, decide at its own discretion: (1) whether to provide a shareholder loan to the Company; (2) when to provide the shareholder loan to the Company; (3) the term of the shareholder loan; and (4) other outstanding matters.

3.3	If the Company wishes to obtain a shareholder loan, it shall submit a written application to the Investor and the Investor may decide on whether or not to give its consent within three months after the date of receipt of the Company’s written application.

3.4	If the term of the Shareholder Loan Granted by Investor is six months or less, the interest rate on the shareholder loan shall be the benchmark interest rate for commercial bank loans of equivalent terms plus 2%. If the term of the Shareholder Loan Granted by Investor is more than six months but less than nine months, the interest rate on the shareholder loan shall be the benchmark interest rate for commercial bank loans of equivalent term plus 3%. If the term of the Shareholder Loan Granted by Investor is more than 9 months but less than 12 months, the interest rate on the shareholder loan shall be the benchmark interest rate for commercial bank loans of equivalent term plus 4%.

3.5	The Shareholder Loan Granted by Investor is a short-term loan with a term not exceeding 12 months. Accordingly, unless otherwise agreed by the Investor, if the Company fails to complete repayment to the Investor of the actual amount of the shareholder loan within 1 year from the date on which such loan is granted to the Company, the Investor shall have the right to convert the Shareholder Loan Granted by Investor into the equity interest in the Company in the following proportion:

Percentage of the amount of the Shareholder Loan Granted by Investor to be converted into the equity interest in the Company by the Investor = 100% × amount of the Shareholder Loan Granted by Investor ÷ (7 × the Company’s after-tax net profit for the relevant year as audited in accordance with US GAAP).

4.	FURTHER RESTRUCTURING OF THE COMPANY AND SUBSEQUENT EQUITY TRANSFER

4.1	The Parties hereto understand that the Existing Shareholders, as at the execution date hereof, still control Beijing Shenzhoushengshi Advertising Co., Ltd., Shanghai Langli Advertising Media Co., Ltd., Beijing Langrui Advertising Media Co., Ltd. and Hangzhou Yibao Advertising Co., Ltd. (the “Affiliates”). Accordingly, the Existing Shareholders covenant and agree that they shall complete a restructuring of the Company and the Affiliates in accordance with the provisions of the Restructuring Memorandum identical in the form of Appendix 8 hereto (the “Restructuring”).

4.2	The Existing Shareholders and the Company understand and agree that in addition to the provisions of Article 4.1 above, they shall carry out the necessary integration of such resources as the Company’s existing media assets and advertising business related assets (including both tangible and intangible assets), business (including but not limited to all business contracts and client resources) and personnel in accordance with the plan determined through consultations between the Investor and Existing Shareholders, so as to permit the Company’s business to develop and expand in a more nimble and efficient manner.

4.3	The Investor plans to effectuate a listing and initial public offering of the Investor or a Connected Person thereof on a qualified stock exchange outside of the PRC (the “Qualified Offshore Listing”) through an integration of a portion of its assets within 12 months after the Initial Equity Transfer Closing Date. After the offshore listing, the Investor shall be obligated to acquire all of the remaining equity interest in the Company held by the Existing Shareholders on the terms and conditions hereof (the “Remaining Equity Interest”; the Parties understand and agree that depending on the business performance of the Company during the Performance Calculation Period, 2009 and 2010, the Existing Shareholders’ Remaining Equity Interest in the Company at such time shall be 49% or such other percentage held by them after being adjusted pursuant to Articles 2.2, 2.3 or 2.4 hereof) (the “Remaining Equity Transfer”) and pay the consideration for the purchase of the Remaining Equity

Interest. The Existing Shareholders shall be obligated to transfer the Remaining Equity Interest to the Investor and cooperate with the Investor in completing the Remaining Equity Transfer on the terms and conditions hereof. For the purposes of this paragraph, after completion of the Remaining Equity Transfer, the Investor may cause the Listed Company (defined below) to pay the consideration for the acquisition of the Remaining Equity Interest by issuing the shares of the Listed Company or paying the equivalent amount of cash to the Existing Shareholders or a third party designated by the Existing Shareholders. Subject to preservation of the economic interests of the Parties without change, the specific plan may be determined by the Investor through consultations with the Existing Shareholders pursuant to then applicable laws and based on the Investor’s strategic requirements and/or the offshore listing plan, so as to ensure that the Remaining Equity Transfer is accomplished by the most lawful and efficient method.

4.4	Notwithstanding the foregoing, if deemed necessary by the Investor and provided that it has solicited the opinion of the Existing Shareholders, the Investor may decide at its own discretion to pay the consideration in cash or otherwise to the Existing Shareholders for the purchase of the Remaining Equity Interest itself or through a third party.

4.5	In the event the Qualified Offshore Listing is unsuccessful or the Listed Company fails to pay for the acquisition of the Remaining Equity Interest, the following actions shall be undertaken:
4.5.1	if the Investor or the Connected Person thereof fails to complete the Qualified Offshore Listing within 12 months after the Initial Equity Transfer Closing Date, the Investor shall be obligated to make a compensation to the Existing Shareholders, the amount of which shall not be less than the total of the taxes and levies actually paid by the Existing Shareholders in connection with the transaction contemplated herein, the back taxes actually paid by the Existing Shareholders for the Company and all the service fees actually paid by the Existing Shareholders to intermediary institutions (specifically including legal fees, auditing fees and financial advisors’ fees) in connection with the transaction contemplated herein; and

4.5.2	if the Qualified Offshore Listing is unable to be realized within twelve (12) months after the Initial Equity Transfer Closing Date, the Existing Shareholders and the Investor shall conduct negotiations on such matters as the Remaining Equity Transfer and payment.
4.6	If the Investor or a Connected Person thereof realizes the Qualified Offshore Listing within 12 months after the Initial Equity Transfer Closing Date (the “Listed Company”), the Investor shall, subject to fulfillment of the conditions precedent set forth in Articles 4.6.1.1, 4.6.2.1 or 4.6.3.1, be obligated to pay the consideration for the purchase of the Remaining Equity Interest in installments to the Existing Shareholders or a third party designated by them by issuing common stocks or paying an equivalent amount of cash by the Listed Company (the specific payment method shall be determined separately through consultations between the Investor and the Existing Shareholders). The Existing Shareholders shall, on the terms and conditions hereof, be obligated to transfer the Remaining Equity Interest to the Investor or a Connected Person designated by it and shall cooperate in completing the aforementioned transaction as required by the Investor, so as to enable the Listed Company to realize the offshore listing in a manner compliant with applicable PRC laws and the listing rules. As the performance of this Article involves translation between Renminbi and US Dollars, the relevant Exchange Rate shall be based on the average of the daily median US Dollar to Renminbi exchange rate as posted by the People’s Bank of China for the relevant year.
4.6.1	Payment for the purchase of the Remaining Equity Interest in 2009 by issuing common stocks or paying an equivalent amount of cash

4.6.1.1	Conditions precedent for the purchase of the Remaining Equity Interest in 2009 by issuing common stocks or paying an equivalent amount of cash:

The Parties hereto understand and agree that the conditions precedent to the payment by the Investor to the Existing Shareholders in 2009 by issuing common stocks or paying an equivalent amount of cash shall include the followings:
(i)	fulfillment of all of the conditions precedent set forth in Article 5.1 hereof (or if not fulfilled, their waiver by the Investor on or before the Initial Equity Transfer Closing Date);

(ii)	regardless of whether known to the Investor prior to Completion of the Initial Equity Transfer, (a) the performance by the Existing Shareholders of all of their other obligations specified in other provisions hereof; or (b) (aa) in the event that the Existing Shareholders have been unable to fully perform their other obligations specified in other provisions hereof, thereby (bb) causing the Company to suffer material adverse legal consequences or actual economic losses, and then (cc) subject to agreement between the Investor and the Existing Shareholders, (aaa) the indemnification of the Company in full by the Existing Shareholders in a manner satisfactory to the Investor, or (bbb) the deduction by the Investor of an amount equivalent to the actual economic losses from the consideration paid to the Existing Shareholders for the Remaining Equity Transfer;

(iii)	regardless of whether known to the Investor prior to Completion of the Initial Equity Transfer, (a) the representations and warranties given by the Existing Shareholders in this Agreement and the Appendices hereto remain truthful and error free on the Initial Equity Transfer Closing Date and do not contain any falsehoods or material omissions and are not misleading, and the full compliance with and performance by the Existing Shareholders of the covenants and warranties set forth in this Agreement and the Appendices hereto; or (b) (aa) in the event that the representations and warranties given by the Existing Shareholders in this Agreement and the Appendices hereto are not truthful and free of errors on the Initial Equity Transfer Closing Date or contain falsehoods or material omissions or are misleading, or the Existing Shareholders have failed to comply and perform this Agreement and the Appendices hereto (including the obligations herein and therein) and (bb) the Existing Shareholders have failed to fully comply with and perform this Agreement and the Appendices hereto (including representations, warranties and obligations), thereby causing the Company to suffer material adverse legal consequences or actual economic losses, and then (cc) subject to agreement between the Investor and the Existing Shareholders, (aaa) the indemnification of the Company in full by the Existing Shareholders in a manner satisfactory to the Investor, or (bbb) the deduction by the Investor of an amount equivalent to the actual economic losses from the consideration paid to the Existing Shareholders for the Remaining Equity Transfer;

(iv)	the completion of the procedures for the business registration change in connection with the acquisition by the Investor of the Remaining Equity Interest in the Company;

(v)	the completion by PricewaterhouseCoopers of the 2008 auditing of the Company and submission of the auditor’s report to the Investor and Existing Shareholders; and

(vi)	the securing of all Government Approvals (if required) for the purchase by the Investor of the Remaining Equity Interest in the Company by issuing common stocks or paying an equivalent amount of cash to the Existing Shareholders.
4.6.1.2	Determination of the consideration for the purchase of the Remaining Equity Interest in 2009 by issuing common stocks or paying an equivalent amount of cash

If the Qualified Offshore Listing occurs within twelve (12) months after the Initial Equity Transfer Closing Date, then, subject to Article 4.10 hereof, the Investor shall pay the following number of shares or the cash equivalent to the Existing Shareholders within [15] Business Days after the 2009 Closing Date:

X =	A × C × 49% × 30% × D - F
B
B
Of which:

X =	the number of shares issued in 2009

A =	the Company’s audited net profit for 2008 as calculated in accordance with US GAAP (the “Company’s 2008 Net Profit”)

B =	the average closing price for the 10 trading days after the announcement of the Listed Company’s 2008 financial accounts as audited

C =	the P/E ratio used for pricing in the Listed Company’s Qualified Offshore Listing (if the Qualified Offshore Listing occurs in the fourth quarter of 2008 or the first quarter of 2009, C shall be the average of the Listed Company’s P/E ratio for the 20 days following the announcement of the Listed Company’s audited annual financial accounts as at December 31, 2008 shown on the website of the stock exchange with which the Listed Company is listed or a financial institution recognized in the industry with good reputation or shown in a securities research report)

D =	70%

F =	the fee paid for auditing the historical financial reports for the years of 2005 to 2007 and the first quarter of 2008 pursuant to US GAAP (which shall not exceed Renminbi One Million Five Hundred Thousand (RMB1,500,000))

The Parties understand and agree that under no circumstance shall the amount of A × C × 49% × 30% × D exceed the result of RMB18 million × 19 × 49% × 30% × 120% – F, namely RMB60,328,800.

The Parties understand and agree that solely for the purposes of calculation as per of the above formula, the Company’s 2008 Net Profit shall not exceed an amount equivalent to RMB18 million × 120%.

The Parties further agree to establish in the Company a bad debt provisioning system that is acceptable to all the Parties. The Parties initially agree that the bad debt provisioning ratio shall be 3% of the accounts receivable of the relevant year. However, such bad debt provisioning ratio shall require confirmation by the auditor pursuant to US GAAP and the Company’s total actual bad debt amount of the preceding year.

Moreover, the Investor may, at its own discretion, pay in cash the Existing Shareholders instead of all or part of the shares it is required to issue in 2009 to the Existing Shareholders under this Article. Furthermore, under such a circumstance, the amount of cash payable in substitution for the shares to be issued in 2009 shall be equivalent to the number of all or part of the shares to be issued in 2009 for substitution multiplied by the amount of B.

The Parties understand if the Investor fails to perform its payment obligation under this Article for a reason other than force majeure, the Investor shall pay to the Existing Shareholders a daily late payment fine at the rate of 0.04% per day of the cash equivalent of X shares as described in this Article. If the Investor still fails to perform its payment obligation specified in this Article within 60 days after the 2009 Closing Date, the Existing Shareholders shall have the right to take the following measures:
(i)	demand that the Investor perform its payment obligation specified in this Article; or

(ii)	acquire all of the equity interest in the Company held by the Investor at an acquisition price equivalent to the Net Initial Equity Transfer Proceeds and the transfer price for the Remaining Equity Interest in the Company actually received from the Investor by the Existing Shareholders in accordance with Article 4.6 hereof (or the cash derived by the Existing Shareholders from the sale of the shares obtained by them in accordance with Article 4.6 hereof) with the deduction of the balance of the transfer price (or the cash derived from the sale of the shares) left (if any) after the payment of taxes and levies by the Existing Shareholders. For the purposes of this paragraph, the Investor shall be obligated to execute the relevant legal documents and cooperate with the Existing Shareholders in carrying out the legal procedures, such as business registration change, to complete the aforementioned equity acquisition. In addition, the Existing Shareholders shall have the right to demand that the Investor pay them 20% of the Net Initial Equity Transfer Proceeds as compensation. The Parties further understand and agree that the Investor shall not bear any liability if it is unable to perform its payment obligation specified in this Article due to force majeure.
4.6.2	Payment for the purchase of the Remaining Equity Interest in 2010 by issuing common stocks or paying an equivalent amount of cash

4.6.2.1	Conditions precedent for the closing of the purchase of the Remaining Equity Interest in 2010 by issuing common stocks or paying an equivalent amount of cash:

The Parties hereto understand and agree that the conditions precedent to the payment by the Investor to the Existing Shareholders in 2010 by issuing common stocks or paying an equivalent amount of cash shall include the followings:
(i)	fulfillment of all of the conditions precedent set forth in Article 5.1 hereof (or if not fulfilled, their waiver by the Investor on or before the Initial Equity Transfer Closing Date);

(ii)	regardless of whether known to the Investor prior to Completion of the Initial Equity Transfer, (a) the performance by the Existing Shareholders of all of their other obligations specified in other provisions hereof; or (b) (aa) in the event that the Existing Shareholders have been unable to fully perform their other obligations specified in other provisions hereof, thereby (bb) causing the Company to suffer material adverse legal consequences or actual economic losses, and then (cc) subject to agreement between the Investor and the Existing Shareholders, (aaa) the indemnification of the Company in full by the Existing Shareholders in a manner satisfactory to the Investor, or (bbb) the deduction by the Investor of an amount equivalent to the actual economic losses from the consideration paid to the Existing Shareholders for the Remaining Equity Transfer;

(iii)	(a) the representations and warranties given by the Existing Shareholders in this Agreement and the Appendices hereto remain truthful and error free at the closing time and do not contain any falsehoods or material omissions and are not misleading, and the full compliance with and performance by the Existing Shareholders of the covenants and warranties set forth in this Agreement and the Appendices hereto; or (b) (aa) in the event that the representations and warranties given by the Existing Shareholders in this Agreement and the Appendices hereto are not truthful and free of errors on the 2010 Closing Date or contain falsehoods or material omissions or are misleading or the Existing Shareholders have failed to comply and perform this Agreement and the Appendices hereto (including the obligations herein and therein) and (bb) the Existing Shareholders have failed to fully comply and perform this Agreement and the Appendices hereto (including representations, warranties and obligations), thereby causing the Company to suffer material adverse legal consequences or actual economic losses, and then (cc) subject to agreement between the Investor and the Existing Shareholders, (aaa) the indemnification of the Company in full by the Existing Shareholders in a manner satisfactory to the Investor, or (bbb) the deduction by the Investor of an amount equivalent to the actual economic losses from the consideration paid to the Existing Shareholders for the Remaining Equity Transfer; and

(iv)	the completion by PricewaterhouseCoopers of the 2009 auditing of the Company and submitted the auditor’s report to the Investor.

4.6.2.2	Determination of the consideration for the purchase of the Remaining Equity Interest in 2010 by issuing common stocks or paying an equivalent amount of cash.

If the Qualified Offshore Listing occurs within twelve (12) months after the Initial Equity Transfer Closing Date, then, subject to Article 4.10 hereof, the Investor shall pay the following number of shares or the cash equivalent to the Existing Shareholders within [15] Business Days after the 2010 Closing Date:

X =	A × C × 49% × 30% × D

B
Of which:

X =	the number of shares issued in 2010

A =	the Company’s audited net profit for 2009 as calculated in accordance with US GAAP (the “Company’s 2009 Net Profit”)

B =	the average closing price for the 10 trading days after the announcement of the Listed Company’s 2009 annual financial accounts as audited

C =	the average of the P/E ratio for the 20 days after the announcement of the Listed Company’s audited annual financial accounts as at December 31, 2009 shown on the website of the stock exchange with which the Listed Company is listed or a financial institution recognized in the industry with good reputation or shown in a securities research report

D =	70%
The Parties understand and agree that under no circumstance shall the amount of A × C × 49% × 30% × D exceed the result of RMB21.5 million × 19 × 49% × 30% × 120%, namely RMB72,060,000.

The Parties understand and agree that solely for the purposes of calculation as per the above formula, the Company’s 2009 Net Profit shall not exceed an amount equivalent to RMB21.5 million × 120%.

The Parties further agree to establish in the Company a bad debt provisioning system that is acceptable to all the Parties. The Parties initially agree that the bad debt provisioning ratio shall be 3% of the accounts receivable of the relevant year. However, such bad debt provisioning ratio shall require confirmation by the auditor pursuant to US GAAP and the Company’s total actual bad debt amount of the preceding year.

Moreover, the Investor may, at its own discretion, pay in cash the Existing Shareholders instead of all or part of the shares it is required to issue in 2010 to the Existing Shareholders under this Article. Furthermore, under such a circumstance, the amount of cash payable in substitution for the shares to be issued in 2010 shall be equivalent to the number of all or part of the shares to be issued in 2010 for substitution multiplied by the amount of B.

The Parties understand and agree that if the Investor fails to perform its payment obligation under this Article for a reason other than force majeure, the Investor shall pay to the Existing Shareholders a daily late payment fine at the rate of 0.04% per day of the cash equivalent of X shares as described in this Article. If the Investor still fails to perform its payment obligation specified in this Article within 60 days after the 2010 Closing Date, the Existing Shareholders shall have the right to take the following measures:
(i)	demand that the Investor perform its payment obligation specified in this Article; or

(ii)	acquire all of the equity interest in the Company held by the Investor at an acquisition price equivalent to the Net Initial Equity Transfer Proceeds and the transfer price for the Remaining Equity Interest in the Company actually received from the Investor by the Existing Shareholders in accordance with Article 4.6 hereof (or the cash derived by the Existing Shareholders from the sale of the shares obtained by them in accordance with Article 4.6 hereof) with the deduction of the balance of the transfer price (or the cash derived from the sale of the shares) left (if any) after the payment of taxes and levies by the Existing Shareholders. For the purposes of this paragraph, the Investor shall be obligated to execute the relevant legal documents and cooperate with the Existing Shareholders in carrying out the legal procedures, such as business registration change, to complete the aforementioned equity acquisition. Additionally, the Existing Shareholders shall have the right to demand that the Investor pay them 20% of the Net Initial Equity Transfer Proceeds as compensation. The Parties further understand and agree that the Investor shall not bear any liability if it is unable to perform its payment obligation specified in this Article due to force majeure.
4.6.3	Payment for the purchase of the Remaining Equity Interest in 2011 by issuing common stocks or paying an equivalent amount of cash
4.6.3.1	Conditions precedent for the closing of the purchase of the Remaining Equity Interest in 2011 by issuing common stocks or paying an equivalent amount of cash:

The Parties hereto understand and agree that the conditions precedent to the payment by the Investor to the Existing Shareholders in 2011 by issuing common stocks or paying an equivalent amount of cash shall include the followings:
(i)	fulfilment of all of the conditions precedent set forth in Article 5.1 hereof (or if not fulfilled, their waiver by the Investor on or before the Initial Equity Transfer Closing Date);

(ii)	regardless of whether known to the Investor prior to Completion of the Initial Equity Transfer, (a) the performance by the Existing Shareholders of all of their other obligations specified in other provisions hereof; or (b) (aa) in the event that the Existing

Shareholders have been unable to fully perform their other obligations specified in other provisions hereof, thereby (bb) causing the Company to suffer material adverse legal consequences or actual economic losses, and then (cc) subject to agreement between the Investor and the Existing Shareholders, (aaa) the indemnification in full of the Company by the Existing Shareholders in a manner satisfactory to the Investor, or (bbb) the deduction by the Investor of an amount equivalent to the actual economic losses from the consideration paid to the Existing Shareholders for the Remaining Equity Transfer;

(iii)	(a) the representations and warranties given by the Existing Shareholders in this Agreement and the Appendices hereto are truthful and error free at the closing time and do not contain any falsehoods or material omissions and are not misleading, and the the full compliance with and performance by the Existing Shareholders of the covenants and warranties set forth in this Agreement and the Appendices hereto; or (b) (aa) in the event that the representations and warranties given by the Existing Shareholders in this Agreement and the Appendices hereto are not truthful and free of errors on the 2011 Closing Date or contain falsehoods or material omissions or are misleading or the Existing Shareholders have failed to comply and perform this Agreement and the Appendices hereto (including the obligations herein and therein) and (bb) the Existing Shareholders have failed to fully comply and perform this Agreement and the Appendices hereto (including representations, warranties and obligations), thereby causing the Company to suffer material adverse legal consequences or actual economic losses, and then (cc) subject to agreement between the Investor and the Existing Shareholders, (aaa) the indemnification of the Company in full by the Existing Shareholders in a manner satisfactory to the Investor, or (bbb) the deduction by the Investor of an amount equivalent to the actual economic losses from the consideration paid to the Existing Shareholders for the Remaining Equity Transfer;

(iv)	as for the value calculation of the media procurement contracts, 50 percent of the Company’s media procurement contracts have a term of not less than two years;

(v)	the renewal, in 2011, by the Company and the Affiliates of employment contracts with all the Key Officers in a form substantially the same as Appendix 5 with a term of not less than two years; and

(vi)	the completion by PricewaterhouseCoopers of the 2010 auditing of the Company and the submission of the auditor’s report to the Investor.
4.6.3.2	Determination of the consideration for the purchase of the Remaining Equity Interest in 2011 by issuing common stocks or paying an equivalent amount of cash

If the Qualified Offshore Listing occurs within twelve (12) months after the Initial Equity Transfer Closing Date, then subject to Article 4.10 hereof, the Investor shall issue the following number of shares or pay an equivalent amount of cash to the Existing Shareholders within [15] Business Days after the 2011 Closing Date:

X =	A × C × 49% × 40% × D

B
Of which:

X =	the number of shares issued in 2011

A =	the Company’s audited net profit for 2011 as calculated in accordance with US GAAP (the “Company’s 2010 Net Profit”)

B =	the average closing price for the 10 trading days after the announcement of the Listed Company’s 2010 financial accounts as audited

C =	the average of the P/E ratio for the 20 days after the announcement of the Listed Company’s audited annual financial accounts as at December 31, 2010 shown on the website of the stock exchange with which the Listed Company is listed or a financial institution recognized in the industry which good reputation or shown in a securities research report

D =	70%
The Parties understand and agree that under no circumstance shall the amount of A × C × 49% × 40% × D exceed the result of RMB25 million × 19 × 49% × 40% × 120%, namely RMB111,720,000.

The Parties understand and agree that solely for the purposes of calculation as per the above formula, the Company’s 2010 Net Profit shall not exceed an amount equivalent to RMB25 million × 120%.

The Parties further agree to establish in the Company a bad debt provisioning system that is acceptable to all the Parties. The Parties initially agree that the bad debt provisioning ratio shall be 3% of the accounts receivable of the relevant year. However, such bad debt provisioning ratio shall require confirmation by the auditor pursuant to US GAAP and the Company’s total actual bad debt amount of the preceding year.

Moreover, the Investor may, at its own discretion, pay in cash the Existing Shareholders instead of all or part of the shares it is required to issue in 2011 to the Existing Shareholders under this Article. Furthermore, under such a circumstance, the amount of cash payable in substitution for the shares to be issued in 2011 shall be equivalent to the number of all or part of the shares to be issued in 2011 for substitution multiplied by the amount of B.

The Parties understand and agree that if the Investor fails to perform its payment obligation under this Article for a reason other than force majeure, the Investor shall pay to the Existing Shareholders a daily late payment fine at the rate of 0.04% per day of the cash equivalent of X shares as described in this Article. If the Investor still fails to perform its payment obligation specified in this Article within 60 days after the 2011 Closing Date, the Existing Shareholders shall have the right to take the following measures:
(i)	demand that the Investor perform its payment obligation specified in this Article; or

(ii)	acquire all of the equity interest in the Company held by the Investor at an acquisition price equivalent to the Net Initial Equity Transfer Proceeds and the transfer price for the Remaining Equity Interest in the Company actually received from the Investor by the Existing Shareholders in accordance with Article 4.6 hereof (or the cash derived by the Existing Shareholders from the sale of the shares obtained by them in accordance with Article 4.6 hereof) with the deduction of the balance of the transfer price (or the cash derived from the sale of the shares) left (if any) after the payment of taxes and levies by the Existing Shareholders. For the purposes of this paragraph, the Investor shall be obligated to execute the relevant legal documents and cooperate with the Existing Shareholders in carrying out the legal procedures, such as business registration change, to complete the aforementioned equity acquisition. In addition, the Existing Shareholders shall have the right to demand that the Investor pay them 20% of the Net Initial Equity Transfer Proceeds as compensation. The Parties further understand and agree that the Investor shall not bear any liability if it is unable to perform its payment obligation specified in this Article due to force majeure.
4.7	If the Company’s audited after-tax profits for the Performance Calculation Period, 2009 and/or 2010 are less than the amount forecast by the Parties (i.e., Renminbi Eighteen Million (RMB18,000,000)), requiring the valuation of the equity interest in the Company to be adjusted downward pursuant to Articles 2.3, 2.4 and/or 2.5 above, but the Existing Shareholders fail to realize the transfer to the Investor (without payment of consideration) of the equity interest percentages calculated in accordance with Articles 2.3, 2.4 and/or 2.5 above within 30 days after the preparation in 2009, 2010 and 2011 of the Company’s auditor’s report for the preceding year in accordance with US GAAP, the Parties hereto understand, agree and emphasize that the percentage of 49% in the formulas specified in Articles 4.6.1.2, 4.6.2.2 and 4.6.3.2 shall respectively be replaced by the following percentages:

2009 percentage replacement for the ‘49% equity interest’ = 49% – (Renminbi Sixty-four Million Two Hundred and Sixty Thousand (RMB64,260,000) ÷ (after tax-profit as audited for the Performance Calculation Period × 7) × 100% – 51%);

2010 percentage replacement for the ‘49% equity interest’ = 49% – (Renminbi Sixty-four Million Two Hundred and Sixty Thousand (RMB64,260,000) ÷ (after tax-profit as audited for 2009 × 7) × 100% – 51%);

2011 percentage replacement for the ‘49% equity interest’ = 49% – (Renminbi Sixty-four Million Two Hundred and Sixty Thousand (RMB64,260,000) ÷ (after tax-profit as audited for 2010 × 7) × 100% – 51%).

4.8	The Parties understand and agree that in the formulas specified in Article 4.6 above:
(i)	the Listed Company’s P/E ratio means the Investor’s Listed Company’s share trading P/E ratio;

(ii)	P/E ratio for the conversion of the Remaining Equity Interest in the Company = the Listed Company’s P/E ratio × the discount rate;

(iii)	discount rate = 70%;

(iv)	if at such time, the total profit of the Investor and its Connected Person is less than the Company’s profit for the same period, the P/E ratio for conversion of the Remaining Equity Interest in the Company shall not be less than a multiple of 9;

(v)	the P/E ratio for conversion of the Remaining Equity Interest in the Company shall not exceed a multiple of 19;

(vi)	under no circumstances shall the product of C and D exceed a multiple of 19;

(vii)	if the Company’s annual net profit as at December 31, 2009 or 2010 as audited is less than that of the preceding year, D shall be adjusted pro rata and the numerator of such ratio shall be the amount of the net profit for the relevant year as audited and the denominator shall be the amount of the net profit for the preceding year as audited. However, if the Company’s after-tax profit for the Performance Calculation Period, 2009 and 2010 as audited reaches Renminbi Eighteen Million (RMB18,000,000), Renminbi Nineteen Million (RMB19,000,000) and Renminbi Twenty Million (RMB20,000,000) respectively, D shall not be adjusted.

The following are for illustrative purposes only:
(a)	if the Company’s net profit for 2009 as audited is RMB3 million and its net profit for 2008 as audited is RMB4 million, D shall be adjusted from 70% to (3,000,000 ÷ 4,000,000) × 70%; and

(b)	if the Company’s net profit for 2010 as audited is RMB3 million and its net profit for 2009 as audited is RMB4 million, D shall be adjusted from 70% to (3,000,000 ÷ 4,000,000) × 70%.
4.9	The Parties understand and agree that regardless of the circumstances and regardless of whether the consideration for the purchase of the Remaining Equity Interest is paid with the common stocks or an equivalent amount of cash, the consideration payable by the Investor or the Connected Person thereof for the purchase of the Remaining Equity Interest (regardless of whether calculated based on the cash amount or on the value of the common stocks at such time) shall not exceed the balance of (RMB244,108,800 – F).

4.10	The Parties hereto understand and agree that after the Listed Company realizes the Qualified Offshore Listing within twelve (12) months after the Initial Equity Transfer Closing Date in a manner compliant with applicable PRC laws and the listing rules, the Existing Shareholders and the Company shall use their best efforts to cooperate with the Listed Company in completing the business registration procedures in respect of the acquisition of all of the Remaining Equity Interest within 30 Business Days from the listing date. In addition, the Listed Company shall, within 30 Business days from the date of the preparation by the Listed Company during the relevant year of the auditor’s report for the preceding year in accordance with US GAAP, pay to the Existing Shareholders the consideration specified in Article 4.6 hereof.

The Parties understand and agree that if the Existing Shareholders fail to cooperate with the Listed Company in completing the business registration procedures in respect of the acquisition of all of the Remaining Equity Interest within 30 Business Days from the listing date due to a reason attributable to the Existing Shareholders, the Existing Shareholders shall pay to the Investor a daily late payment fine at the rate of 0.03% per day of the cash equivalent of X shares as described in this Article. If within 60 Business Days from the listing date, the Existing Shareholders still fail to cooperate with the Listed Company in completing the business registration procedures in respect of the acquisition of all of the Remaining Equity Interest within 30 Business Days from the listing date, the Investor shall have the right to transfer to the Existing Shareholders and the Existing Shareholders shall be obligated to acquire from the Investor all of the equity interest in the Company held by it at such time at a transfer acquisition price equivalent to the transfer price for the equity interest. In addition, the Investor shall have the right to demand that the Existing Shareholders pay it 20% of the existing transfer price for the equity interest as compensation. The Parties further understand and agree that the Existing Shareholders shall not bear any liability if they are unable to perform their payment obligation specified in this Article due to a reason not attributable to them.

4.11	The Parties hereto understand and agree that if the Listed Company selects to acquire the Remaining Equity Interest in the Company by way of a cash payment after it realizes the Qualified Offshore Listing in a manner compliant with applicable PRC laws and the listing rules, it shall pay the corresponding amount of cash in U.S. dollars to the Existing Shareholders.
5.	CONDITIONS PRECEDENT
5.1	The transaction described in Article 2 hereof (i.e., the Initial Equity Transfer) may only be completed after the fulfilment, or the waiver in writing by the Investor, of the following conditions:
5.1.1	the adoption of all necessary resolutions by the Company’s shareholders’ meeting:
(i)	to approve the transaction described herein;

(ii)	to approve corresponding amendments to the Company’s existing articles of association; and

(iii)	to waive the Existing Shareholders’ preemptive right for subscription;
5.1.2	the execution by the Existing Shareholders and the Investor of the Equity Transfer Agreement and the Restated AoA simultaneously with this Agreement;

5.1.3	(i) the Warranties remain truthful, accurate, complete and not misleading on the execution date hereof and the date of Completion of the Initial Equity Transfer and the execution of a Closing Covenant substantially in the form of Appendix 13 hereto; or (ii) (a) in the event that the warranties given are not truthful, accurate or complete or are misleading on the execution date hereof and the date of Completion of the Initial Equity Transfer and have caused the Company to suffer material adverse legal consequences and incur actual economic losses as a result thereof and (b) subject to the Existing Shareholders and the Investor having reached an agreement, (aa) the indemnification of the Company in full by the Existing Shareholders in a manner satisfactory to the Investor, or (bb) the deduction by the Investor of an amount equivalent to the actual economic losses from the transfer price for the equity interest paid to the Existing Shareholders;

5.1.4	the submission by the Company to the Investor of a Closing Covenant (substantially in the form of Appendix 13 hereto) executed by the Company’s authorized representative confirming that no event having a material adverse effect on the

Company’s business or financial position has occurred up to the Initial Equity Transfer Completion Date;

5.1.5	the completion of the procedures for the business registration change in respect of the equity interest transfer, the corresponding amendment of the Company’s register of shareholders, and the receipt by the Investor of the investment certificate issued by the Company;

5.1.6	the board of directors of the Company comprises five (5) directors; the due appointment of the three (3) directors nominated by the Investor, namely Peter Brack, Xingqiang Mai and Ying Zhu, and the appointment of Ying Zhu as chairman of the board directors;

5.1.7	the execution by the Company of formal employment contracts with all of the employees disclosed in Section 7.18(2) of Appendix 4, Disclosure Schedule, hereto and in accordance with the requirements of PRC laws and statutes, the payment of premiums for the various types of social insurance for all employees;

5.1.8	the execution by the Company and the Affiliates of employment contracts substantially in the form of Appendix 5 with a term of not less than three years with all Key Officers and the Existing Shareholders;

5.1.9	the completion by the Company and the Affiliates of the Restructuring in accordance with the requirements of Appendix 8, Restructuring Memorandum, hereto;

5.1.10	with the respect to the Advertising Sign Locations operated by the Company and set forth in Appendix 9, List of Advertising Sign Locations, hereto, the execution by the Company with the relevant parties of written agreements with lawful and valid provisions; the completion by the relevant parties of procedures for or provision of government licenses, permits, etc. set forth in Appendix 9, List of Advertising Sign Locations, hereto; and

5.1.11	the issuance by Jingtian & Gongcheng Attorneys at Law of a PRC legal opinion substantially in the form set forth in Appendix 11 hereto.
5.2	The Investor and the Existing Shareholders shall carry out the procedures with the relevant bank for opening a Joint Domestic Account to be used subject to the joint signature for payment of the Initial Equity Transfer Consideration, and shall specify that the payment or withdrawal of any sum from the Joint Domestic Account or the making of any other disposal acts shall require to be signed jointly by the Investor and the Existing Shareholders.

5.3	The Company and the Existing Shareholders covenant that they shall use all reasonable efforts to ensure that all of the conditions precedent set forth in paragraph 5.1 shall be fulfilled as soon as possible within a reasonable and practicable period of time, but, under no circumstance, later than within three (3) months after the execution hereof. The business registration change under Article 5.1.5 hereof shall not be subject to the three (3)-month deadline; the Investor and the Existing Shareholders shall reasonably determine a longer time limit based on actual circumstances. Furthermore, the provisions of this paragraph shall not affect the Investor’s payment of the relevant amounts into the Joint Domestic Account in accordance with Article 2.1 hereof.

5.4	The Investor has the right to decide at its own discretion by giving written notice to the Company and the Existing Shareholders to waive all or part of the conditions precedent set forth in Article 5.1.

5.5	Unless the Investor waives any of the conditions precedent, if the conditions precedent have not all been fulfilled within three (3) months after the execution hereof, the Parties shall handle matters in accordance with Article 2.1(6) hereof.
6.	REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

6.1	Legal Status and Capacity of the Investor: the Investor has the full and independent legal status and legal capacity to execute, deliver and perform this Agreement and can independently act as a party to a lawsuit. The execution of this Agreement and the performance of its obligations hereunder by the Investor shall not violate any relevant laws, regulations or government orders and shall not conflict with contracts or agreements to which it is a party or that are binding on its assets. Once executed by the Investor, this Agreement shall be legally binding on the Investor.

6.2	Lawfulness of the Investment Funds: the Investor warrants that the sources of the investment funds used by it to subscribe for the corresponding portion of the Company’s equity interest in accordance herewith are legal and it has full capacity to pay the investment funds to the Company on the terms and conditions hereof. The Investor has secured the government and other third party approvals, consents and authorizations required to effect the transaction contemplated herein.

6.3	Authorizations: the Investor has secured the full and necessary authorizations to execute this Agreement, perform all of its obligations hereunder and complete the transactions contemplated herein.

6.4	The Investor shall pay the consideration to acquire the equity interest in the Company on the terms and conditions hereof.

6.5	The Investor shall cooperate with the Existing Shareholders and the Company in fulfilling the conditions precedent set forth in Article 5.1.5.

6.6	The Investor shall reasonably control the various auditing fees described herein (including those for the auditing of the financial reports for the most recent three years as at December 31, 2007 and of the relevant 2008 quarterly financial reports of the Company required by the Investor for the listing, and the Company’s annual auditing relating to Articles 2.2, 2.3, 2.4 or 4.6) and the aforementioned auditing fees shall not exceed Renminbi One Million Five Hundred Thousand (RMB1,500,000).

6.7	The Investor shall use its best efforts to procure the adoption by the board of directors and the shareholders’ general meeting of the Listed Company of resolutions consenting to the acquisition of the Remaining Equity Interest by the Investor, and the covenanting by the Investor’s existing direct or indirect shareholders to cast affirmative votes at the meeting of the board of directors and the shareholders’ general meeting of the Listed Company.

6.8	If the Investor terminates this Agreement or the Equity Transfer Agreement, it shall return the equity interest in the Company held by it to the Existing Shareholders on the terms and conditions hereof.

6.9	After the date of completion of the change in equity interest, the Investor shall not use connected transactions or its connected relationships to harm the Company’s interests or divert the Company’s profits.

6.10	Within six months after the Initial Equity Transfer Closing Date, the board of directors of the Investor shall adopt a resolution approving matters relating to the purchase by the Investor of the Existing Shareholders’ Remaining Equity Interest in the Company by way of the Listed

Company issuing common stocks to the Existing Shareholders or a third party designated by them or the payment by the Investor of a cash equivalent.
7.	REPRESENTATIONS AND WARRANTIES OF THE EXISTING SHAREHOLDERS AND THE COMPANY

In addition to the matters specifically disclosed in Appendix 4, Disclosure Schedule, hereto, the Existing Shareholders and the Company jointly give to the Investor on the execution date hereof the following representations and warranties regarding matters occurring prior to and on the execution date and warrant that such matters as set forth below are truthful, accurate, complete and not misleading:

7.1	Authorizations: the Existing Shareholders and the Company have secured the full and necessary authorizations to execute this Agreement, perform all of their obligations hereunder and complete the transaction contemplated herein. This Agreement is legally binding on the Existing Shareholders and the Company.

7.2	Investments: other than as disclosed in Section 7.2(1) of Appendix 4, Disclosure Schedule, the Company does not hold shares or similar equity interest in other companies, Connected Persons, offices, establishments or other associations; or directly or indirectly control or have an equity interest in any other entity or have any interest in any other entity. Other than as disclosed in Section 7.2(2) of Appendix 4, Disclosure Schedule, with the exception of the investment in the Company, the Existing Shareholders do not participate or are not involved in business operations related to the business in the Company’s existing scope of business.

7.3	No Conflict: the execution and performance of this Agreement shall not breach or conflict with any of the provisions of the articles of association or other organizational rules of the Company or violate any mandatory laws or regulations of the PRC. The Existing Shareholders and the Company have secured the third party approvals or authorizations required to effect the transaction contemplated herein.

7.4	Valid Existence and Lawful Ownership of Assets: the Company is a duly established and validly existing enterprise legal person. The Company’s registered capital has been paid in full in accordance with the payment schedule set forth in its articles of association (the “Establishment Document”) and satisfies the requirements of PRC laws; there has been no failure to pay or delay in paying the registered capital and there has been no instances of illegal withdrawals of the registered capital. All Establishment Documents have been lawfully and validly approved or registered (if required), are consistent with PRC laws and are valid and enforceable. The Company’s scope of business as provided in detail in the Establishment Documents complies with the requirements of PRC laws. Other than as disclosed in Section 7.4 of the Disclosure Schedule, the business activities carried on by the Company comply with PRC laws. Other than as disclosed in Section 7.4 of the Disclosure Schedule, the Company lawfully operates the Advertising Sign Locations set forth in Appendix 9, List of Advertising Sign Locations, hereto. Other than as disclosed in Section 7.4 of the Disclosure Schedule, all certificates, licenses and permits required for the business activities carried on by the Company and specified in PRC laws have been applied for and secured in accordance with the law. All permits, agreements and any other such documents required to secure the Advertising Sign Locations and all permits required to engage in the design, production, agency for and publication of advertisements, including but not limited to all registrations with and relevant permits from the state and local administrations for industry and commerce and other relevant administrative authorities, have been applied for and secured in accordance with the law. Furthermore, all such permits are currently valid. The Company has passed the annual inspections (if any) of all the certificates, licenses and permits conducted by the competent government authorities.

7.5	Financial Reports: the Company’s independent financial reports as at June 30, 2008 (the “Balance Sheet Date”) set forth in Appendix 7 hereto truthfully and fairly record the Company’s business position and financial position for the relevant period or on the relevant reference date. Other than as disclosed in Section 7.5(1) of Appendix 4, Disclosure Schedule, all of the Company’s audited accounts and management accounts have been prepared pursuant to the financial and accounting systems in the relevant laws of the PRC and in consideration of the Company’s actual circumstances, and truthfully and fairly record the Company’s financial and business positions as at the relevant account dates. The Company’s financial records and information fully comply with the requirements of PRC laws and statutes and satisfy the standard accounting principles of the PRC. Other than as disclosed in Section 7.5(2) of Appendix 4, Disclosure Schedule, there are no connected transactions between the Existing Shareholders and the Company.

7.6	Undisclosed Debts: other than the debts set forth below, the Company does not have any material debts (i.e., debts which exceed RMB100,000 in total) that are not recorded on its balance sheets: (1) those disclosed in Section 7.6 of Appendix 4, Disclosure Schedule; and (2) debts incurred in the ordinary course of the Company’s business after the Balance Sheet Date, that are not prohibited by this Agreement and that will not have a material adverse effect on any shareholder of the Company or the Company itself. Other than the items set forth in Section 7.6 of the Disclosure Schedule, the Company has never borne an obligation for providing security in the form of guarantees to third parties, has never created a mortgage, pledge or other security interest over its property, nor has a connected claim-debt relationship ever arisen between the Existing Shareholders and the Company.

7.7	Capital Structure: the Company’s registered capital equity structure as specified in the Company’s articles of association and its Restated Articles of Association registered with the administration for industry and commerce is completely consistent with that specified in the Company’s articles of association and its Restated Articles of Association (with the shareholders equity structure as set forth in Section 7.7 of the Disclosure Schedule) provided to the Investor by the Existing Shareholders, and accurately and completely reflects the Company’s capital structure prior to Completion of the Initial Equity Transfer. The Company has never in any manner whatsoever undertaken to issue or actually issued to any third party any equity interest, shares, bonds, options or rights or interests of identical or similar nature other than the aforementioned equity interest, including but not limited to gifting equity interest to the Existing Shareholders or to senior management personnel or shareholders of the Company.

7.8	No Change: during the period between the Balance Sheet Date and the execution date hereof, the Company has not carried out any of the following acts, unless otherwise provided herein, or disclosed by the Existing Shareholders and the Company in Section 7.8 of the Disclosure Schedule and approved in writing by the Investor:
7.8.1	prepaid a debt that had not fallen due;

7.8.2	provided security to a third party in the form of a guarantee or created a mortgage, pledge or other security interest over its property;

7.8.3.	released any third party from a debt or waived any right of recourse;

7.8.4	amended any existing contract or agreement;

7.8.5	paid a bonus to any manager, director, employee, sales representative, agent or advisor or increased said person’s income in any manner (unless the same is an allowance, bonus or other income paid in keeping with the practice), or raised the remuneration level of the five highest paid persons in the Company or that of the managers, deputy managers or other senior management personnel by 15 percent or more within a 12-month period;

7.8.6	incurred any loss (insured or not) or experienced any change in the relationship with a supplier, client or employee whereby such loss or change would have a material adverse effect on the Company;

7.8.7	revised the Company’s accounting method, policies or principles, or financial and accounting rules and regulations;

7.8.8	transferred or licensed the Company’s intellectual property to a third party other than in the ordinary course of the Company’s business activities;

7.8.9	made a material change in any sales practice or accounting method, or a material change in employment policies, rules or regulations;

7.8.10	experienced a material adverse change in the Company’s financial position or undertaken a material transaction other than in the ordinary course of the Company’s business, giving rise to material liabilities (“material” in “material transaction” and “material liabilities” here means to have an adverse effect on the Company’s normal business operations and valid existence);

7.8.11	adopted any shareholders meeting resolution or board resolution differing from the usual matters discussed at any shareholders meeting, other than resolutions taken for the purpose of performing this Agreement;

7.8.12	declared, paid or committed to, or be in the process of declaring, paying or committing to any dividends, bonuses or other manner of shareholder distribution;

7.8.13.	in respect of the Company, (i) undertaken an asset sale, mortgage, pledge, lease, assignment or other disposal outside of the ordinary scope of business whereby the total transaction amount exceeds RMB100,000; (ii) undertaken a disposal of any fixed asset or agreed to the disposal or acquisition of fixed assets except in the ordinary course of business, relinquished control over any of the Company’s assets, entered into any contract resulting in the alienation of fixed assets or caused the incurrence of other Company liabilities; (iii) made any expenditure or any purchase of tangible or intangible assets (including investments in the equity interest of any company) outside of the ordinary scope of business whereby the total amount exceeds RMB100,000;

7.8.14	any material transaction or act undertaken outside of the ordinary course of business of the Company (here, the definition of “material” is identical to that in Article 7.8.10); or

7.8.15.	any act or omission that could lead to any of the aforementioned circumstances arising.
7.9	Taxes: other than as disclosed in Section 7.9 of the Disclosure Schedule, the Company has completed all tax registrations required by laws and regulations, made all tax filings in accordance with the law as required by the relevant tax authorities and paid all taxes payable in accordance with the law as required by the relevant tax authorities.

7.10	Assets: the Company has the lawful possession and use of all its fixed and intangible assets and a specific breakdown of all of its fixed and intangible assets is set forth in Section 7.10.1 of the Disclosure Schedule. The bank balances of the Company’s and the Affiliates’ accounts with various banks are also set forth in Section 7.10.2 of the Disclosure Schedule.

7.11.	Immovable Assets: other than as disclosed in Section 7.11 of the Disclosure Schedule, the Company has lawfully and validly secured the land use rights certificates for the land that it uses (if applicable), the premises title certificates for the real property that it owns (if applicable) and has carried out the filing and registration procedures with the competent government authorities for the premises that it leases.

7.12	Contracts: the Existing Shareholders and the Company have provided to the Investor photocopies, that are true to the originals, of all of the Company’s current and valid material agreements and contracts listed in Section 7.12 of the Disclosure Schedule and warrant that all such contracts are lawful, valid and enforceable by law, have been or are being duly performed and neither the Company nor any counterparty is in breach thereof, except as disclosed in Section 7.12 of the Disclosure Schedule.
7.12.1	The Company is not a party to and is not bound by any contract, agreement or other document that at the time of execution thereof:
7.12.1.1	was not entered into in the ordinary course of business;

7.12.1.2	was not entered into on an arm basis; or

7.12.1.3	harms the Company’s interests.
The Company is not in breach of any of the terms or obligations under any contract, agreement or document to which the Company is a party or which is binding on the Company.
7.13	Intellectual Property: other than as disclosed in Section 7.13 of the Disclosure Schedule, the Company does not own any other intellectual property (including but not limited to copyright licenses for content related to its advertising design, production, and agency representation or for content related to its publication business). The Company has not infringed upon any intellectual property, trade secrets, proprietary information or other similar rights of third parties (including the Company’s employees) and there are no pending or threatening claims for damages, disputes or legal proceedings in respect of the Company’s infringement upon the intellectual property, trade secrets, proprietary information or other similar rights of any third party. The trademarks, patents, software copyrights and domain names owned by the Company have been duly registered in accordance with the law.

7.14	Insurance: Section 7.14 of the Disclosure Schedule sets forth the Company’s complete and currently valid insurance policies. The Company has not committed any acts that have caused an increase in the premium rates of the aforementioned insurance policies and there are no outstanding claims that have been filed under the aforementioned insurance policies.

7.15	Disputes: other than as disclosed in Section 7.15 of the Disclosure Schedule, there are no material disputes (i.e., a dispute in which legal proceedings have commenced, that has resulted in the Company paying damages of RMB200,000 or more or that have had an adverse effect on the Company’s reputation) between the Company and any third party.

7.16	Litigation: no circumstances exist that could have a material adverse effect (as set forth below) on the Company or that could have an adverse effect on the formation, validity and enforceability hereof or the equity interest transfer hereunder, regardless of whether completed, pending or threatening:

7.16.1	a penalty, injunction or order against the Company by a government authority; or

7.16.2	a civil, criminal or administrative action, arbitration or other similar proceedings or dispute against or with the Company.
7.17	Legal Compliance: the business currently engaged in by the Company complies with currently valid laws, statutes, regulations and other administrative rules issued by relevant state administrative authorities (hereinafter collectively referred to as “Statutes”), and the Company has not violated any Statutes, such as would lead to a material adverse effect on the business or assets operated by the Company.

7.18	Employees: the amount of the wages of all of the Company’s and the Affiliates’ staff and workers are disclosed in Section 7.18(2) of the Disclosure Schedule.

Other than as disclosed in Section 7.18(2) of the Disclosure Schedule:
7.18.1	the Company’s employees have complied with the relevant labor laws and regulations that apply to them;

7.18.2	there are no labor disputes or controversies or potential labor disputes or controversies existing between the Company and its current or former employees;

7.18.3	the Company does not have any severance payments outstanding and owing due to the termination of any employment relationship and is not obligated to pay similar compensation or damages in connection with any employment relationship; and

7.18.4	other than as disclosed in Section 7.18.4 of the Disclosure Schedule, the Company has paid in full and/or withheld in accordance with relevant laws and regulations pension, housing, medical, unemployment and all other social insurance premiums or employee welfare payable as specified in relevant laws or agreements; no existing or potential dispute exists in respect of such social insurance premiums or employee benefits and there are no indications or evidence of a risk of any penalty being imposed in connection with a failure to pay social insurance premiums or employee welfare benefits in full; and the Existing Shareholders and the Company warrant that they shall use their best efforts to resolve any commercial or legal risk to the Company’s future operations that may arise from a failure to pay social insurance premiums or employee welfare benefits in full.
7.19	Special representations and warranties of the Existing Shareholders and the Company: in addition to the foregoing general representations and warranties, the Existing Shareholders and the Company jointly represent and warrant as follows:
7.19.1	the Existing Shareholders acquired the equity interest in the Company by lawful and valid means and for this purpose, they paid all of the equity purchase price specified in the relevant equity purchase agreement and carried out and completed all government examination and approval, permit or registration procedures required for the transfer of the equity interest in the Company;

7.19.2	all documents, including books of account, records of changes in equity interest, financial statements and all Company records, are kept in accordance with the normal commercial practice and are entirely in the possession of the Company, and all major transactions relating to the Company’s business are accurately and compliantly recorded and kept on file;

7.19.3	as at the Initial Equity Transfer Completion Date, the major documents of the Company, including minutes of board and shareholders meetings and the register of shareholders, have been consistently and duly kept, and completely and accurately record the matters that ought to be recorded in such documents;

7.19.4	unless otherwise provided herein, since the Balance Sheet Date in Appendix 7: (1) other than the Company’s day-to-day business activities, no event triggering the calling of the Company’s debts has occurred; (2) other than in the course of the Company’s day-to-day business activities, none of the Company’s property has been disposed of or removed from the Company’s possession and the Company has not executed any agreements resulting in any non-routine financial expenditures by the Company or giving rise to any liabilities;

7.19.5	the Company has submitted all information requested by the tax authority that has made such a request; as at the execution date hereof, no dispute over the Company’s tax obligations, potential tax obligations or tax breaks exists between the Company and the tax authorities;

7.19.6	the Company retains financial information used in normal tax records and for tax payments and full documentation of the tax breaks approved by relevant government authorities; and

7.19.7	other than the employee benefits and social and pension security required by the Labor Law of the People’s Republic of China and related regulations, the Company has not assumed any related employment, retirement or pension benefits or security.
7.20	Information disclosure: all of the documents, materials and information provided to the Investor by the Existing Shareholders and the Company prior to and after the execution hereof are or shall be truthful, accurate, free of material omissions and not misleading.

7.21	On the Initial Equity Transfer Completion Date, the Existing Shareholders and the Company shall, in line with the actual circumstances at such time, again give the foregoing representations and warranties to the Investor (with the exception of those matters for which the prior consent of the Investor has been secured), and shall warrant that no matter having a possible material adverse effect on the Company’s assets, business, financial position and development prospects has occurred during the period between the execution date and the Initial Equity Transfer Completion Date.

8.	FURTHER COVENANTS

8.1	Company’s Operation: the Existing Shareholders and the Company covenant that from the execution date hereof to the Initial Equity Transfer Completion Date, other than acts taken based on this Agreement and the Appendices or with the written consent of the Investor, the Company:
8.1.1	shall conduct its business in an ordinary manner; shall continue to maintain its relationships with clients so as to ensure that the Company’s goodwill and operations are not materially adversely affected after Completion of the Initial Equity Transfer;

8.1.2	shall not distribute dividends or buy back shares, or carry out any unusual transactions or give rise to any unusual debts; except in the ordinary course of its business activities, may not prepay loans and may neither pre-pay accounts payable nor delay payment thereof;

8.1.3	shall, in the ordinary course of its business activities, punctually pay accounts payable and other debts that have fallen due;

8.1.4	shall promptly perform contracts, agreements and other documents executed in connection with the Company’s assets and business;

8.1.5	may not, other than in the ordinary course of its business activities and without the prior written consent of the Investor, settle a lawsuit on its own initiative, or relinquish or modify its claims or other rights;

8.1.6	shall use its best efforts to ensure that it continues to operate lawfully and it secures all of the government approval documents and other permissions and consents required for its operations;

8.1.7	may not split-up, merge with a third party or acquire the assets or business of a third party;

8.1.8	may not breach its representations and warranties hereunder by any action or omission;

8.1.9	shall promptly notify the Investor in writing of any event, fact, condition, change or other circumstance that has or could have a material adverse effect on the Company; and

8.1.10	shall handle its tax matters in the usual manner in strict accordance with relevant laws and regulations or the requirements of the relevant tax authorities.
8.2	Information Right: from the execution date hereof to the Initial Equity Transfer Completion Date, during the Company’s normal working hours, the Existing Shareholders shall provide to the Investor and its representatives information on the Company reasonably requested by them, including but not limited to fully providing all of the Company’s accounts, records, contracts, technical information, personnel information, management information and other documents requested by the lawyers, accountants and other representatives assigned by the Investor; to facilitate the Investor’s examination of the Company’s property, assets and business and the documents referenced herein, the Existing Shareholders and the Company shall permit, subject to the prior consent of the Existing Shareholders, the Investor to access or communicate with the Company’s clients and creditors. The Existing Shareholders and the Company agree that the Investor has the right to conduct prudential examinations of the Company’s property, assets and operations at any time prior to the Initial Equity Transfer Completion Date. In addition, with a view to assisting the proposed listed company in its offshore listing, the Existing Shareholders and the Company shall timely and completely provide all necessary information as reasonably requested by the Investor and the proposed listed company.

8.3	Corporate Governance: the Existing Shareholders have caused the Company to establish an internal control and governance system acceptable to the Investor, such internal control and governance system applies to other Connected Persons of the Investor and does not comprise terms that discriminate against the Existing Shareholders nor, pursuant to industry practice, shall it comprise terms that discriminate against the Existing Shareholders under any circumstances.

8.4	Bank Account: from the date on which the Investor pays the sum of Renminbi Thirty-two Million One Hundred and Thirty Thousand (RMB32,130,000) in accordance with Article 2.1(2) hereof, any payment or withdrawal from the Joint Domestic Account shall require the joint signatures of the authorized representatives of the Existing Shareholders and the Investor.

8.5	Operations After Payment of the Initial Equity Transfer Consideration: the Existing Shareholders and the Company covenant that, during the period from the receipt by the Joint Domestic Account of the sum of Renminbi Thirty-two Million One Hundred and Thirty Thousand (RMB32,130,000) paid by the Investor in accordance with Article 2.1(2) hereof to the Initial Equity Transfer Completion Date, the Investor shall enjoy the access rights in accordance with Article 16 hereof.

8.6	After the Initial Equity Transfer Completion Date, the Existing Shareholders may not use connected transactions or connected relationships to harm the Company’s interests or divert the Company’s profits.

9.	NON-COMPETE COVENANTS

9.1	Unless agreed in writing by the Investor, the Existing Shareholders and the companies directly or indirectly controlled by them or in which they directly or indirectly hold an equity interest warrant that they shall not engage in business that directly or indirectly competes with the Company (including by directly or indirectly soliciting employees of the Company to resign, or soliciting suppliers or clients of the Company to terminate their business relationship with the Company) in any manner whatsoever (including via an individual, company or immediate family member, or directly or indirectly).

9.2	The Existing Shareholders and the companies directly or indirectly controlled by them or in which they directly or indirectly hold an equity interest may not employ employees of the Company for three years from the execution date hereof.

9.3	The Existing Shareholders warrant that advertising or media resources and/or projects secured nationwide through different channels shall be developed and operated exclusively by the Company.

9.4	On the execution date hereof, the Existing Shareholders shall execute a Non-Compete Agreement that contains the foregoing non-compete obligations as set forth in Appendix 6.

10.	INTELLECTUAL PROPERTY

Prior to Completion of the Initial Equity Transfer, the Company’s Existing Shareholders, senior management personnel and employees shall unconditionally grant to the Company all relevant intellectual property required for it to carry on its business and execute with the Company a Non-Disclosure Agreement satisfactory to the Investor in respect of the Company’s technologies, commercial secrets and other intellectual property.

11.	FORCE MAJEURE

11.1	The failure by any Party to perform its obligations hereunder in part or in full due to force majeure and provided that it itself is not at fault shall not be deemed as a breach of contract provided that if the condition permits, it shall take all necessary remedial measures to minimize the losses caused by the force majeure event.

11.2	The affected Party shall, within three (3) Business Days from the date on which the event occurred, notify the other Parties in writing of the occurrence of the event and, within 15 Business Days after the occurrence of the event, provide to the other Parties detailed information on the force majeure event and valid proof of the reason(s) for which it is unable to fully or partially perform the Agreement or the reason(s) requiring it to delay performance of the Agreement. Such supporting documentation shall be issued by a notary office in the place where the force majeure event occurred. Depending on the extent to which this

Agreement is affected, the Parties hereto shall hold consultations to decide whether to terminate this Agreement or waive performance of part of this Agreement or delay performance of this Agreement. If a consensus is unable to be reached through consultations within 60 days from the date of the occurrence of the force majeure event or change in circumstances, the Party affected by the force majeure or change in circumstances shall have the right to terminate this Agreement and no Party shall be liable for damages in respect of the losses incurred by the other Parties hereto as a result thereof.

11.3	A force majeure event means an objective circumstance that is unforeseeable, unavoidable and insurmountable and shall include earthquake, typhoon, flood, fire, war or other unforeseeable events of force majeure (the occurrence and consequences of which are also unpreventable or unavoidable), and shall also include changes in laws, statutes, rules or regulations (or the issuance of new laws, statutes, rules or regulations or government acts), that directly affect the performance of this Agreement or render impossible the performance thereof pursuant to the agreed-upon conditions.

12.	DISTRIBUTION OF PROFITS
12.1	The Company’s after-tax profits for 2007 and for the years preceding 2007 as audited in accordance with US GAAP (the “Accumulated Profits”; excluding the statutory common reserve) shall vest in the Existing Shareholders. The Parties understand and agree that the amount of the Accumulated Profits shall not exceed RMB16.5 million and shall be adjusted in accordance with the amounts recorded in the final auditor’s report. Distribution of the Accumulated Profits shall be completed within three years from the 2011 Closing Date or the Initial Equity Transfer Closing Date (whichever is earlier). The Accumulated Profits shall, after all taxes payable for 2007 and for the years preceding 2007 (if any) have been paid in full, be distributed in a manner that complies with PRC laws, which may take the form of a distribution of special dividends to the Existing Shareholders or other lawful form. In addition, the Parties understand and agree that the distribution of the Accumulated Profits may not affect or impede the Company’s operations or affect the profits generated by the Company from January 2008 onward in any manner.

12.2	The Parties hereto understand and agree that the Company shall not distribute any profits, other than the Accumulated Profits, during the three years following the Initial Equity Transfer Completion Date.

13.	BOARD OF DIRECTORS

13.1	After Completion of the Initial Equity Transfer, the board of directors of the Company shall comprise five (5) directors, of whom three (3) shall be nominated by the Investor and appointed or removed pursuant to the Company’s internal examination and approval procedures, and two (2) shall be nominated by the Existing Shareholders and appointed or removed pursuant to the Company’s internal examination and approval procedures. Furthermore, the chairman of the board of directors shall be nominated by the Investor and appointed or removed pursuant to the Company’s internal examination and approval procedures. Without the written consent of all of the Parties hereto, neither the Company nor the Investor shall replace the Company’s directors until the Investor (or the Investor through the Listed Company) has satisfied its obligation to pay the consideration for the purchase of the Remaining Equity Interest as specified herein.

13.2	The Investor shall have the right to nominate and appoint the Company’s chief financial officer, who shall be engaged by the board of directors.

13.3	The Existing Shareholders shall have the right to nominate the general manager of the first term who shall be engaged by the board of directors for a term of three years. Without the written consent of all of the Parties hereto, neither the Company nor the Investor shall replace the Company’s general manager until the Investor (or the Investor through the Listed Company) has satisfied its obligation to pay the consideration for the purchase of the Remaining Equity Interest as specified herein.

13.4	The revision of the amounts of the wages of the employees of the Company and the Affiliates disclosed in Section 7.18(2) of the Disclosure Schedule hereto shall require the approval of the board of directors. The aforementioned employee wage amounts shall be maintained at a reasonable level.

14.	ASSUMPTION OF LIABILITIES PRIOR TO INITIAL EQUITY TRANSFER COMPLETION DATE

The Existing Shareholders shall indemnify and hold harmless the Company and the Affiliates for and against damage incurred as a result of any debts and liabilities directly arising from a violation of the law or breach of contract by the Company and/or the Affiliates prior to the Initial Equity Transfer Completion Date, regardless of whether such debts and liabilities have been disclosed or not. The Existing Shareholders and the Company covenant that they shall use their best efforts to promptly rectify non-compliant practices used prior to the Initial Equity Transfer Completion Date and avoid any manner of penalty and liability. If notwithstanding the Existing Shareholders and the Company having used their best efforts, the aforementioned penalty and/or liability is unable to be avoided, thereby causing the Investor to incur a loss, the Existing Shareholders shall be liable for damages in respect of any direct or foreseeable indirect losses incurred by the Investor, unless the aforementioned debts and liabilities have arisen due to a reason not attributable to the Existing Shareholders.

15.	VALIDITY OF THE AGREEMENT

15.1	The Parties hereto covenant and agree that this Agreement shall not be submitted to the competent government authorities for examination and approval. Each Party hereto further covenants and agrees that it shall not refuse to perform this Agreement or any specific provision hereof on the grounds that the lack of prior approval has rendered this Agreement not legally binding, and it shall perform all of the provisions hereof based on the principle of good faith, unless this Agreement or a specific provision is expressly confirmed by the relevant arbitration institution or a PRC court to be in violation of a prohibitory or restrictive provision of a law and thus not legally binding. Each Party hereto covenants and agrees that it has fully sought the professional opinions of its legal counsel, fully understands and agrees to the nature and contents hereof and executes this Agreement at its own free will. Accordingly, none of the Parties hereto shall take its own initiative to apply to any PRC government authority for confirmation that this Agreement or any provision hereof is not legally binding.

15.2	This Agreement shall enter into effect once executed by the Parties.

16.	RIGHT OF ACCESS

16.1	During the period from the execution date hereof to Completion of the Initial Equity Transfer, the Investor shall have the right, subject to the giving of prior notice, to send representatives or advisors to enter the Company’s domicile or office premises to review and take copies of the Company’s account books, records, accounts, certificates, licenses and other documents, and have the right to access and interview the Existing Shareholders and the Company’s employees. The Existing Shareholders and the Company shall give their cooperation when the Investor and its representatives or advisors exercise the rights under this Article.

16.2	All of the transaction related data and information (whether oral or written) provided by the Existing Shareholders and the Company to the Investor or its representatives or advisors as requested by the Investor when conducting the due diligence or negotiations are truthful, complete, free of material omissions and not misleading.

16.3	During the period from the execution date hereof to Completion of the Initial Equity Transfer, the Existing Shareholders and the Company shall give notice to the Investor ten (10) days in advance of each shareholders meeting and meeting of the board of directors, and the Investor shall have the right to attend such shareholders meetings and meetings of the board of directors in a non-voting capacity.

17.	CONFIDENTIALITY

17.1	Without the prior written consent of the other Parties, no Party shall issue any public statement regarding the content of this Agreement, the content of any other or later documents executed in connection with the investment matters described herein or on the Company’s restructuring or the listing.

17.2	Unless otherwise provided in Article 17.3, the Parties shall treat any information on the followings received or obtained in connection with the formation of this Agreement (or any agreement formed pursuant to this Agreement) as confidential information and shall not disclose or use the same:
(1)	the provisions of this Agreement and the provisions of any agreement created pursuant to this Agreement;

(2)	the negotiations on this Agreement (as well as the other agreements); and

(3)	the business, financial condition and other affairs (including future plans and objectives) of any of the other Parties.
17.3	Should any of the following circumstances arise or under the following circumstances, Articles 17.1 and 17.2 shall not be used to prohibit the disclosure or use of any information:
(1)	disclosure or use is required by law, or the rules or statutes of any regulator or any generally recognized stock exchange;

(2)	disclosure or use thereof is required to bestow all of the benefits of this Agreement on another party (such bestowal of benefits shall require the prior written consent of all of the Parties hereto); provided, however, that such other party shall comply with the provisions of Article 17.2 regarding such information as if it were a party to this Agreement;

(3)	disclosure or use thereof is required for the purposes of any legal proceeding arising in connection with or under this Agreement or any other agreement formed pursuant to this Agreement, or for reasonable disclosure to the tax authorities of tax matters of the disclosing Party;

(4)	disclosure to the Parties’ professional advisers, provided that such professional advisers comply with the provisions of Article 17.2 concerning such information as if they were a party to this Agreement;

(5)	the information is in the public domain other than due to a breach of this Agreement; or

(6)	prior written approval for the disclosure or use thereof has been given by the other Parties.
17.4	This Article 17 shall survive the termination of this Agreement.

18.	TRANSFER

18.1	The Investor shall have the right to transfer its rights, interests or obligations hereunder to a Connected Person, and the Existing Shareholders and the Company shall use their best efforts to assist the Investor in completing the transfer to such Connected Person. If in the future, the Investor is to transfer to a Connected Person the 51% equity interest in the Company held by it, the Existing Shareholders covenant that they shall waive their right of first refusal, procure the adoption by the shareholders meeting of the Company of a resolution consenting to such transfer of equity interest and assist in completing all necessary approvals, including but not limited to the approvals of the administration for industry and commerce and the commerce bureau (if required). The Investor shall warrant that its Connected Person has the capacity to perform this Agreement.

The Investor further covenants that until the completion of the Qualified Offshore Listing, it shall not transfer the equity interest in the Company held by it to any third party other than a Connected Person. However, such restriction shall terminate automatically on the date of the Qualified Offshore Listing.

18.2	Without the prior written consent of the Investor, the Existing Shareholders shall not have the right to transfer their rights, interests or obligations specified herein, nor shall they have the right to transfer to any third party entity or individual, pledge or otherwise dispose of their equity interest in the Company, with the exception of a transfer after the termination hereof or due to estate inheritance.

18.3	During the period from the execution hereof to Completion of the Initial Equity Transfer, the Existing Shareholders shall not, and shall ensure that the Company does not, hold discussions or execute any binding document with any third party concerning the transfer of the equity interest in the Company or concerning a similar cooperative transaction concerning the equity interest.

19.	GOVERNING LAW AND DISPUTE RESOLUTION

19.1	Governing Law

This Agreement shall be governed by, and construed in accordance with, the laws of the PRC.

19.2	Arbitration
(1)	The Parties shall endeavor to resolve any disputes arising from, or in connection with, this Agreement through amicable consultations. If the dispute is unable to be resolved through consultations within sixty (60) days from the date on which any Party issues a notice to the other Parties, the dispute (including a dispute on the validity or existence of this Agreement) shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in Beijing in accordance with such Commission’s arbitration rules in effect at the time of the arbitration.

(2)	The arbitration award shall be final and binding on all the Parties and can be enforced in accordance with relevant provisions.

(3)	The arbitration costs shall be borne by the losing Party unless otherwise provided in the arbitration award. If a Party is required to enforce the arbitration award through any manner of legal action, the breaching Party shall pay all reasonable expenses and expenditures, including but not limited to reasonable legal fees and any additional litigation or arbitration expenses the non-breaching Party incurs in applying to enforce the arbitration award.

(4)	While the dispute is pending, the Parties shall continue to fully perform this Agreement other than the matters under dispute.
20.	NOTICES

20.1	All notices shall be made in Chinese and sent to the following addresses or fax numbers (as the case may be) by hand, registered mail or fax:

REDGATE INTERACTIVE ADVERTISING (BEIJING) CO., LTD.

Address: Suite 804, Building 2, 19 Jianguomenwai Avenue, Chaoyang District, Beijing

Attn.: Ying Zhu

Tel.: 010-8526-3128

Fax: 010-8526-3129

YIGANG ZHU

Address: Building 31, Mofang Nanli, Chaoyang District, Beijing

Tel.: 010-6730-0990

Fax: 010-6730-0978

BIN HE

Address: Building 31, Mofang Nanli, Chaoyang District, Beijing

Tel.: 010-6730-0990

Fax: 010-6730-0978

YOUYI WANG

Address: Building 31, Mofang Nanli, Chaoyang District, Beijing

Tel.: 010-6730-0990

Fax: 010-6730-0978

TING LI

Address: Building 31, Mofang Nanli, Chaoyang District, Beijing

Tel.: 010-6730-0990

Fax: 010-6730-0978

BEIJING YANHUANG SHENGSHI ADVERTISING COMPANY LIMITED

Address: Building 31, Mofang Nanli, Chaoyang District, Beijing

Attn.: Youyi Wang

Tel.: 010-6730-0992

Fax: 010-6730-0978

20.2	Any notice, correspondence or document given or dispatched under this Article 20:

(1)	shall, if delivered by hand with receipt of a written acknowledgement slip, be deemed served if delivered by no later than 5:00 pm on a Business Day in the place of service, upon delivery at the relevant address on the strength of the written acknowledgement of receipt; or if delivered later than 5:00 pm on a Business Day in the place of service or at any time on a non-Business Day in the place of service, be deemed served at 9:00 am on the following Business Day in the place of service; or

(2)	shall, if dispatched by postage paid express domestic mail in the PRC, be deemed served on the fifth (5th) Business Day following the date of consignment to the post office; or

(3)	shall, if dispatched by postage paid international mail from or to any place outside of the PRC, be deemed served on the tenth (10th) Business Day following the date of consignment to the post office; or

(4)	shall, if transmitted by fax, be deemed served upon transmission with a transmission report confirming successful transmission and oral confirmation of receipt (the dispatcher shall record the same in writing and sign) as proof; however, if any notice transmitted by fax is transmitted after 5:00 pm on any Business Day in the place of receipt or at any time on a non-Business Day in said place, it shall be deemed served at 9:00 am on the following Business Day in the place of receipt.
20.3	Any Party shall have the right, at any time during the term hereof, to change its address or fax number for the receipt of notices by giving written notice thereof to the other Parties.

21.	ENTIRE AGREEMENT

This Agreement and all the agreements and/or documents referred to or expressly contained herein constitute the entire Agreement among the Parties on the subject matter hereof, and in the event of a discrepancy (if any) between this Agreement and any previous oral or written agreement, contract, understanding or correspondence (including but not limited to the Restated AoA and the Equity Transfer Agreement) among the Parties concerning the subject matter hereof, this Agreement shall prevail. The document entitled “Major Provisions of the Framework Agreement for the Investment by Redgate Media in Beijing Yanhuang Shengshi Advertising Company Limited” which was executed by the Investor and the Company on April 10, 2008 shall become null and void and be superseded by this Agreement on the execution date hereof. For the avoidance of doubt, this Agreement does not supersede the Equity Transfer Agreement or the Restated AoA.

22.	SEVERABILITY

If any provision hereof is found to be invalid or unenforceable, the invalid portion thereof shall not be implemented and shall be deemed not to be a part of this Agreement, but shall not cause the other provisions hereof to become invalid (unless otherwise provided by law). The Parties shall use all reasonable efforts to replace the invalid provision with a valid substitute provision, and the validity of the substitute provision shall, to the extent possible, be identical to the validity of the invalid provision as originally conceived.

23.	WAIVER

23.1	The failure or delay by any Party in exercising any right or remedy hereunder or any right or remedy in law secured pursuant hereto shall not prejudice such right or remedy, or operate or be deemed as a waiver or modification of such right or remedy, or preclude the exercise of such right or remedy at any time in future. Any single or partial exercise of any such right or remedy shall not preclude any other or further exercise of such right or remedy or the exercise of any other right or remedy.

23.2	Each Party’s rights and remedies under, and those secured pursuant to, this Agreement may be exercised under any circumstance deemed appropriate by the Party concerned.

24.	LIABILITY FOR BREACH OF CONTRACT

24.1	The Parties shall strictly abide by this Agreement. In the event of a breach hereof, the breaching Party shall compensate the non-breaching Party and pay for the losses, expenses and expenditures incurred by the non-breaching Party as a result of the breach.

24.2	Regardless of when discovered by the Investor, the Company and the Existing Shareholders shall bear joint and several liability for the representations and warranties (including but not limited to the liabilities that they are required to assume pursuant to Articles 2.1(6) and 2.10 hereof) given by each of them hereunder and which they are required to perform by the Initial Equity Transfer Completion Date, and the Existing Shareholders shall not seek recourse against the Company for any liability that the Investor requires them to assume hereunder. However, the Existing Shareholders shall not bear liability for a breach of contract arising after the Initial Equity Transfer Completion Date due to a reason not attributable to the Existing Shareholders, and the Investor shall not bear liability for a breach of contract arising after the Initial Equity Transfer Completion Date due to a reason not attributable to the Investor. The Investor may decide, at its own discretion, to completely or partially reduce, or release the Company and/or the Existing Shareholders from, the liability that it/they are required to bear toward the Investor, but such reduction or release shall not affect or prejudice its assertion of rights against the other Parties (regardless of whether they bear joint and several liability or not).

24.3	Any debts and liabilities arising prior to the Initial Equity Transfer Completion Date due to the violation of a law or regulations or a breach of contract by the Company, including but not limited to tax liabilities of the Company prior to the Initial Equity Transfer Completion Date, shall be borne by the jointly and severally by the Existing Shareholders and the Company, regardless of whether such debts and liabilities have been disclosed or not. The Existing Shareholders and the Company covenant that they shall use their best efforts to rectify as soon as possible any non-compliant practices used prior to the Initial Equity Transfer Completion Date and to avoid any manner of penalty and liability. If notwithstanding the best efforts of the Existing Shareholders and the Company, the aforementioned penalties and/or liabilities are unable to be avoided, thereby causing the Investor to incur a loss, the Existing Shareholders and the Company shall be jointly and severally liable for damages in respect of any direct or foreseeable indirect losses incurred by the Investor, unless the Existing Shareholders are able to show that the debts and liabilities arose due to a reason not attributable to them.

25.	LANGUAGE

This Agreement is made in the Chinese language.
This Agreement is executed by the duly authorized representatives of the Parties in six (6) originals, of which the Parties shall each hold one (1) original.
[Remainder of page intentionally left blank]

APPENDIX 1. EXISTING SHAREHOLDERS
1.	Yigang Zhao: ID card No.: 110221197109300016; home address: Flat 303, Entrance 3, Building 5, No. 2 Ritan Road North, Chaoyang District, Beijing.

2.	Bin He: ID card No.: 11010519650322412X; home address: Flat 8, Entrance 4, Building 1 within No. 2 Dingfuzhuang Xili, Chaoyang District, Beijing.

3.	Youyi Wang: ID card No.: 11010319730106123X; home address: No. 15, No.1 Lane, Congdian, Chongwen District, Beijing.

4.	Ting Li: ID card No.: 110103197305231216; home address: Flat 903, Entrance 6, Building 2, Qianmen Avenue West, Xuanwu District, Beijing.

APPENDIX 2. FORM OF EQUITY TRANSFER AGREEMENT
EQUITY TRANSFER AGREEMENT
IN CONNECTION WITH
BEIJING YANHUANG SHENGSHI ADVERTISING COMPANY LIMITED
By and Between
REDGATE INTERACTIVE ADVERTISING (BEIJING) CO., LTD.
and
YIGANG ZHAO, BIN HE, YOUYI WANG, TING LI

Execution Version
EQUITY TRANSFER AGREEMENT
Transferors:

1.	Yigang Zhao	ID card no.: 110221197109300016, home address: Flat 303, Entrance 3, Building 5, No. 2 Ritan Road North, Chaoyang District, Beijing.

2.	Bin He	ID card no.: 11010519650322412X, home address: Flat 8, Entrance 4, Building 1 within No. 2 Dingfuzhuang Xili, Chaoyang District, Beijing.

3.	Youyi Wang	ID card no.: 11010319730106123X, home address: No. 15, No.1 Lane, Congdian, Chongwen District, Beijing.

4.	Ting Li	ID card no.: 110103197305231216, home address: Flat 903, Entrance 6, Building 2, Qianmen Avenue West, Xuanwu District, Beijing.
Transferee:
Redgate Interactive Advertising (Beijing) Co., Ltd., a wholly foreign-owned company established and existing under the laws of the PRC, with its domicile at Suite 804, Building 2, 19 Jianguomenwai Avenue, Chaoyang District, Beijing.
Following amicable negotiations, the Transferors and Transferee have reached the following agreement on matters relating to the transfer of the equity interest in Beijing Yanhuang Shengshi Advertising Company Limited (the “Company”):
I.	The Transferee shall purchase for the sum of Renminbi Sixty-four Million Two Hundred and Sixty Thousand (RMB64,260,000) 51% equity interest held in the Company by the Transferors, of which the Transferee shall purchase 38.25% equity interest of the Company from Yigang Zhao, 5.1% from Bin He, 5.1% from Youyi Wang and 2.55% from Ting Li.

The price shall be paid as follows:
1.	On the Initial Equity Transfer Closing Date to be determined by the Transferors and the Transferee, the Transferee shall pay to the Transferors the sum of Renminbi Thirty-two Million One Hundred and Thirty Thousand (RMB32,130,000);

2.	Within seven working days following the first anniversary of the Initial Equity Transfer Closing Date to be determined by the Transferors and the Transferee, the Transferee shall pay to the Transferors the sum of Renminbi Nineteen Million Two Hundred and Seventy-eight Thousand (RMB19,278,000); and

3.	Within seven working days following the second anniversary of the Initial Equity Transfer Closing Date to be determined by the Transferors and the Transferee, the Transferee shall pay to the Transferors the sum of Renminbi Twelve Million Eight Hundred and Fifty-two Thousand (RMB12,852,000).

II.	Once the transfer of equity interest is completed, the Transferors and the Transferee shall have the rights and bear the obligations as shareholders of the Company in accordance with the articles of association of the Company.
III.	This Agreement, once executed by the Parties, shall come into effect.
(Remainder of page intentionally left blank)

Signature Page
REDGATE INTERACTIVE ADVERTISING (BEIJING) CO., LTD.

By:
Name:
Title:

YIGANG ZHAO
Signature:

BIN HE
Signature:

YOUYI WANG
Signature:

TING LI
Signature:

APPENDIX 3. ARTICLES OF ASSOCIATION OF THE COMPANY

Appendix 3
Articles of Association
Of
Beijing Yanhuang Shengshi Advertising Co., Ltd.
Chapter I General Provisions
Article 1 Whereas, Redgate Interactive Advertising (Beijing) Co., Ltd. (hereinafter referred to as “Redgate” or “Investor”), Yigang Zhao, Ting Li, Bin He and Youyi Wang entered into an Equity Transfer Agreement (hereinafter referred to as “Equity Transfer Agreement”) on August 3, 2008, specifying Yigang Zhao, Youyi Wang, Bin He and Ting Li shall transfer their respective equity interests in Beijing Yanhuang Shengshi Advertising Co., Ltd. (hereinafter referred to as the “Company”), namely, 38.25%, 5.1%, 5.1% and 2.55%, to Redgate.
The Articles of Association is hereby formulated by and among Yigang Zhao, Ting Li, Bin He and Youyi Wang (four natural person shareholders, hereinafter collectively referred to as the “Existing Shareholders”) and Redgate in accordance with the Company Law of the People’s Republic of China and other pertinent laws and regulations, as well as the Equity Transfer Agreement.
Article 2 In case of any conflicts between the provisions of the Articles of Association and applicable Chinese laws and regulations, the latter shall prevail.
Chapter II Name and Domicile of the Company
Article 3 Name of the Company: Beijing Yanhuang Shengshi Advertising Co., Ltd.
Article 4 Domicile of the Company: No. 320, South to Miaocheng Cross Street, Miaocheng Town, Huairou District, Beijing
Chapter III Business Scope
Article 5 Business scope: design, preparation, agency and release domestic and foreign enterprises’ advertisings; undertaking of exhibition activities; organization of culture and art exchange activities (with the exception of performance activities).

Chapter IV Registered Capital and Basic Information of Shareholders
Article 6 Registered capital of the Company is RMB five million only (RMB5,000,000).
The Company shall hold a shareholders’ meeting in case of increase or reduction of the registered capital. The shareholders’ meeting shall make approval and resolutions according to Chapter VII hereof. In case of reduction of the registered capital, the Company shall notify its creditors within 10 days from the date of resolution and make announcement in the newspaper within 30 days thereafter. In case of adjustment of the registered capital, the Company shall complete the procedures for alteration registration with the registration authority.
Article 7 Name (title), the amount of subscribed or paid-up capital contribution and the payment proportion of each shareholder shall be as follows:

	Capital Contribution	Proportion
	Amount	of Capital
Shareholder’ Name	(RMB)	Contribution
Redgate Interactive Advertising (Beijing) Co., Ltd.	2,550,000	51%
Yigang Zhao	1,837,500	36.75%
Bin He	245,000	4.9%
Youyi Wang	245,000	4.9%
Ting Li	122,500	2.45%
Total	5,000,000	100%
Article 8 The Company shall, after receiving the registered capital contributed by a shareholder, issue the capital contribution certificate to the shareholder.
Article 9 When the Company increases the registered capital, the shareholders have the preemption right to subscribe for the capital increase amount according to their respective equity proportions in the Company.
The shareholders shall be liable to the Company to the extent of their respective subscribed capital contributions, and the Company shall be liable for its debts to the extent of all its assets.
Chapter V Shareholders’ Rights and Obligations
Article 10 The shareholders shall have the following rights according to the Articles of Association:
1)	to attend the Shareholders’ Meetings and exercise the voting rights in proportion to capital contributions;

2)	to know about the operation position and financial situation of the Company;

3)	to elect and be elected as directors or supervisors;

4)	to obtain bonus in accordance with laws, regulations and the Articles of Association;

5)	to have the preemption right to purchase the capital contributions to be transferred by other shareholders;

6)	to be distributed the Company’s remaining properties in accordance with the law after the termination of the Company; and

7)	to exercise other rights as stipulated in laws, regulations and the Articles of Association.
Article 11 The shareholders shall assume the following obligations according to the Articles of Association:
1)	to abide by the Articles of Association;

2)	to pay the capital contributions subscribed for on schedule;

3)	to assume the Company’s debts in proportion to the subscribed capital contributions;

4)	not to withdraw the capital contributions after the Company completes the procedures for registration; and

5)	to perform other obligations as stipulated in laws, regulations and the Articles of Association.
Chapter VI Equity Transfer
Article 12 Where any shareholder intends to transfer all or part of its equity interest, the unanimous consent of the Investor and Existing Shareholders shall be obtained.
Chapter VII Shareholders’ Meeting
Article 13 The Shareholders’ Meeting shall comprise all shareholders. The Shareholders’ Meeting is the top organ of the Company, and shall exercise the following functions and powers:
1)	to decide on the business policies and investment plans of the Company;

2)	to elect and replace directors and supervisors, and to decide on their remunerations and welfares;

3)	to examine and approve the reports of the board of directors;

4)	to examine and approve the reports of the board of supervisors;

5)	to examine and approve the annual financial budget plan and the final accounts plan of the Company;

6)	to examine and approve the Company’s plans for profit distribution and plans for making up losses;

7)	to examine and approve the Company’s annual financial statements;

8)	to adopt resolutions on the increase or reduction of the Company’s registered capital, or to grant any right or option to purchase or otherwise acquire any of the Company’s equity interest;

9)	to adopt resolutions on the issuance of the Company bonds;

10)	to adopt resolutions on such matters as merger, division, transformation, dissolution and liquidation of the Company;

11)	to change the Company’s legal representatives;

12)	to adopt resolutions on guarantee provided by the Company for any of its shareholders or actual controllers;

13)	to amend the Articles of Association;

14)	to examine and approve the execution of any contract or arrangement between the Company and any shareholder or director, or any person who is related to shareholders or directors, or the execution of any contract or arrangement in which such shareholder or director is directly or indirectly interested; and

15)	to exercise other functions and powers as provided for in laws and regulations.
Article 14 The shareholders shall exercise voting rights in proportion to capital contributions at the Shareholders’ Meetings.
Article 15 Shareholders’ Meeting is divided into regular meeting and interim meeting.
A notice of a Shareholders’ Meeting shall be served on all shareholders fifteen (15) days in advance.
Regular meeting shall be held once every year. An interim meeting shall be held upon proposals made by the shareholders representing one-tenth or more of the voting rights, any director or supervisor.
Article16 The Shareholders’ Meetings shall be convened by the board of directors and presided over by the chairman. Where the chairman cannot or fail to perform his duty, the meeting shall be presided over by the vice-chairman; where the vice-chairman cannot or fail to perform his duty, the meeting shall be presided over by a director elected by more than half of all the directors (including the director appointed by Redgate). Where the board of directors cannot or fails to convene a Shareholders’ Meeting, the meeting shall be convened and presided over by the supervisor; where the supervisor cannot or fails to convene a Shareholders’ Meeting, the meeting shall be convened and presided over by the shareholders representing one-tenth or more of the voting rights.
Article 17 The Shareholders’ Meeting shall adopt resolutions on the issues discussed at it according to the voting procedures as stipulated in the Company Law of the People’s Republic of China. Except for those issues to be approved by the shareholders representing two-thirds or more of the voting rights in accordance with the Company Law of the People’s Republic of China, adoption of a resolution shall require affirmative votes by the shareholders representing more than half of the voting rights. The Shareholders’ Meeting shall keep minutes of their decisions on matters discussed at it; the shareholders present at the meeting shall sign the minutes.
Article 18 The shareholders shall have the right to look up and copy the Articles of Association, the minutes of the Shareholders’ Meeting, the resolutions of the meeting of the board of directors/supervisors, financial and accounting reports and accounting books. Where a shareholder requires to look up the Company’s accounting books or other materials, the Company shall provide cooperation. Where any shareholder has reasonable doubts about such materials provided by the Company, the Company shall give necessary and sufficient explanations.
Chapter VIII Board of Directors
Article 19 The Company has the board of directors, which shall comprise five (5) directors, three (3) of whom shall be appointed by Redgate and two (2) by the other shareholders. The term of office of each director shall be three (3) years. Directors may, if re-elected, serve consecutive terms.
The board of directors shall have one (1) chairman, who shall be a director appointed by Redgate, and one (1) vice-chairman, who shall be a director appointed by other shareholders. Either party has the right to change, with a notice to other shareholders, the appointee prior to the expiration of the term of office.
Article 20 The board of directors shall be responsible to the Shareholders’ Meeting and exercise the following functions and powers:
1)	to convene the Shareholders’ Meeting and to report on its work to the Shareholders’ Meeting;

2)	to implement the resolutions of the Shareholders’ Meeting;

3)	to decide on the business plans and the investment plans of the Company;

4)	to formulate the annual financial budget plan and the final accounts plan of the Company;

5)	to formulate plans for profit distribution and plans for making up losses of the Company, and to declare or pay bonus;

6)	to formulate plans for the increase or reduction of the registered capital of the Company and for the issuance of Company bonds;

7)	to formulate plans for the merger, division, transformation and dissolution of the Company;

8)	to establish or invest in subsidiaries, or to divide or sell any subsidiaries;

9)	to establish branches and other affiliates;

10)	to decide on the establishment of the internal management organ of the Company;

11)	to decide on the appointment or dismissal of the Company‘s general manager and decide on his remuneration; and to, according to the recommendation of the general manager, decide on the appointment or dismissal of the deputy general manager, chief financial officer and other senior officers and decide on their remunerations; to decide on modification, termination or waiver of any of the provisions of the employment contract and the non-competition agreement between the Company and the aforesaid persons;

12)	to formulate the basic management system of the Company;

13)	to formulate plans for performance stock, option or employee stock ownership plan, and other equity incentive plans;

14)	to examine and approve the Company‘s investment, loan, guarantee and other financial activities with an amount exceeding RMB100,000, or the purchase of properties with an amount exceeding RMB2,500,000;

15)	to examine and approve any contract or arrangement with an amount exceeding RMB2,500,000, or any contract or arrangement that may have material effects upon the Company‘s assets, debts, rights and operation results;

16)	to examine and approve any transaction or donation out of the budget of the Company, with an amount exceeding RMB100,000;

17)	to examine and approve any transaction between the Company and the related party of the shareholders, with an amount exceeding RMB100,000 (whether the amount of a single transaction or accumulative amount of a series of relevant transactions);

18)	to examine and approve any adjustment of accounting standard or policy, unless otherwise stipulated in pertinent laws and regulations;

19)	to examine and approve the sale, transfer, lease, assign or disposal of the Company‘s assets with an amount exceeding RMB100,000 (whether the amount of a single transaction or accumulative amount of a series of relevant transactions), other than those occurring during ordinary business course;

20)	to examine and approve any lawsuit or compromise of a lawsuit with an amount of

RMB500,000 or more;

21)	to appoint and dismiss auditors and lawyers;

22)	to approve the general manager, the deputy general manager and any other senior officer to serve concurrently as general manager or other senior officers in any other economic organization or company other than the Company’s subsidiary;

23)	to establish other companies or alliances, or acquire or merge other organizations; and

24)	to exercise other functions and powers as provided for in laws and regulations.
Meetings of the board of directors shall adopt resolutions on the issues discussed. Resolutions on issues as mentioned in Paragraphs 5, 6, 7, 8, 17, 18 and 23 of this Article must be approved by two-thirds or more of all the directors, and resolutions on other issues must be approved by more than half of all the directors.
Article 21 The meetings of the board of directors shall be convened and presided over by the chairman. Where the chairman cannot or fail to perform his duty, the meetings shall be presided over by the vice-chairman; where the vice-chairman cannot or fail to perform his duty, the meetings shall be presided over by a director elected by more than half of all the directors.
Article 22 The resolutions of the board of directors shall comply with the voting principle “one voting right for one director”.
Article 23 Four (4) directors (including the directors appointed by Redgate according to the Articles of Association) who attend the meetings of the board of directors in person or by proxy shall form a quorum.
Where the number of the directors who attend any meeting of the board of directors in person or by proxy is less than the quorum, no resolution may be adopted on any issue at such meeting.
Where any director cannot attend a meeting of the board of directors for a special reason, he may entrust his proxy with a written power of attorney to attend the meeting and participate in voting. The proxy shall enjoy the same rights and powers with the director who issues the power of attorney. A director who neither attends in person nor entrusts a proxy to attend a meeting of the board of directors shall be deemed as having waived the voting right at such meeting.
Any meeting of the board of directors may be held by means of conference telephone or other similar communication devices if all the directors present at the meeting can be heard and talk with each other, and all such directors shall be deemed as attending the meeting in person. However, Resolutions of any meeting of the board of directors held by means of conference telephone or other similar communication devices must be signed by directors respectively, who shall faxed the signed resolution to the Company, and then mail the original signed resolutions to the Company for filling.

The board of directors may replace a meeting of the board of directors with written resolutions, provided that the resolutions shall be sent to all the directors and signed in approval by the required number of directors as mentioned in Article 20 hereof, in which case, the resolutions shall be deemed as having been adopted.
Article 24 The meeting of the board of directors shall be held once every three (3) months. The chairman shall convene and preside over the meeting of the board of directors. The chairman shall send a written notice (including e-mail and facsimile) to each director at least ten (10) working days in advance, indicating the date, time and place of the meeting as well as the topics to be discusses at the meeting. With respect to a meeting, the requirement for written notice may be waived with consents of all the directors.
Article 25 The chairman shall convene an interim meeting of the board of directors upon the proposal of three (3) or more directors.
Article 26 The board of directors shall keep complete and accurate minutes, which shall be signed by all the directors or the proxies present at the meeting of the board of directors and served on each shareholder in time and filed by the Company after the meeting of the board of directors.
Chapter IX Supervisors
Article 27 The Company has no board of supervisors, but has two (2) supervisors, who shall be recommended respectively by Redgate and the other shareholders and elected by the Shareholders’ Meeting. The term of office of a supervisor shall be three (3) years. A supervisor may, if re-elected upon expiration of the term of office, serve consecutive terms.
Article 28 Supervisors shall exercise the following functions and powers:
1)	to examine the financial affairs of the Company;

2)	to supervise the acts of the directors and senior officers during the performance of their duties, and to propose the dismissal of the directors and senior officers who violate laws, administrative regulations, the Articles of Association or the resolutions of the Shareholders’ Meeting;

3)	to demand the directors and senior officers to make corrections if any of their acts is found to have damaged the Company’s interests;

4)	to propose for an interim Shareholders’ Meeting, and to convene and preside over the Shareholders’ Meetings where the board of directors fails to perform such duties hereunder;

5)	to put forward proposals to the Shareholders’ Meeting;

6)	to bring lawsuits against the directors and senior officers in accordance with Article 152 of the Company Law of the People’s Republic of China;

7)	to exercise other functions and powers as provided for in laws and regulations.
Chapter X Operation Management
Article 29 The Company shall have the management organ, of which the management personnel comprise senior officers of the Company. Senior officers refer to general manager, deputy general manager, chief financial officer, sales director and any other person suitable for specific positions as appointed from time to time by the board of directors according to Article 20 hereof. Appointment, dismissal and salary of each senior officer shall be subject to the decision of the board of directors. The day-to-day operation affairs of the Company shall be in the full charge of the general manager. The deputy general manager and other senior officers shall directly report on their work to the general manager. The general manager shall report on his work to the board of directors. Where the general manager is absent or the board of directors requires otherwise, the deputy general manager may exercise powers on behalf of the general manager to handle the operation affairs of the Company. The company shall have the Chief Financial Officer (CFO), who shall be recommended by Redgate and employed by the board of directors.
Article 30 The term of office of each senior officer shall be three (3) years, unless any senior officer is dismissed in advance according to the employment agreement between the board of directors and/or the Company and such senior officer. Senior officers may, if reappointed by the board of directors, serve consecutive terms.
Article 31 The Company has the general manager, who shall be appointed or dismissed by the board of directors. The general manager shall be responsible to the board of directors and exercise the following functions and powers:
1)	to take charge of the production, operation and management of the Company and to organize the implementation of the resolutions of the board of directors;

2)	to organize the implementation of the annual business plans and investment plans of the Company;

3)	to draw up plans on the establishment of the internal management organs of the Company;

4)	to draw up the basic management system of the Company;

5)	to formulate specific rules and regulations of the Company;

6)	to propose the appointment or dismissal of the deputy manager and of persons in charge of the financial affairs of the Company;

7)	to appoint or dismiss management personnel other than those to be appointed or dismissed by the board of directors; and

8)	to exercise other functions and powers granted by the board of directors.
The general manager may attend the meetings of the board of directors as a non-voting participant, if invited by the chairman.
Article 32 The Company shall conduct operation activities according to the quarterly and annual budgets approved by the board of directors. The general manager shall, in conjunction with the chief financial officer of the Company, submit relevant budget plans of the following fiscal quarter or year to the board of directors as soon as possible, but in any case, within thirty (30) days prior to the beginning of each fiscal quarter or year.
Article 33 The Company shall conduct operation activities according to the quarterly and annual business development plans approved by the board of directors. The Chief Financial Officer shall, with the assistance of the general manager, submit relevant business development plans of the following fiscal quarter or year to the board of directors as soon as possible, but in any case, within thirty (30) days prior to the beginning of each fiscal quarter or year. Such plans shall be prepared and submitted in compliance with the following standards:
1)	The plans shall describe in detail the business development and operation planning of the following fiscal quarter or year, including detailed development and operation plans, procedures and feasibility analysis;

2)	Relevant plans shall be prepared on the basis of sufficient communication with other senior officers, and state the estimated financial results of the Company’s operation activities (including income statement and balance sheet) on the basis of negotiation with the person in charge of financial affairs; and

3)	Core and key materials on which the plans are formulated shall be provided at the time of plan submission, so that the members of the board of directors may understand sufficiently the background information in connection with the preparation of the plans.
Article 34 Unless specially permitted (including the consents of the directors appointed by Redgate) in the resolutions of the board of directors, any of the Company’s staff and workers, including senior officers, may not directly or indirectly participate in any commercial competitive activities against the Company; any of the Company‘s staff and workers other than senior officers may not hold any post concurrently in any other economic organization. Senior officers shall devote their major time and energy to operating the Company (namely, to ensure that they will spend at most 10 hours every week in engaging in other activities other than their duties in the Company).
Chapter XI Legal Representative
Article 35 The chairman shall be the legal representative of the Company.

Article 36 The legal representative shall exercise his duties to the extent of authorization under the Articles of Association and by the board of directors:
1)	to convene and preside over the Shareholders’ Meetings and the meetings of the board of directors;

2)	to examine the implementation of the resolutions of the board of directors and to report on his work to the board of directors;

3)	to sign relevant documents on behalf of the Company.
Chapter XII Financial and Accounting System, Profit Distribution and Employment System
Article 37 The Company shall establish its financial and accounting system in accordance with laws, administrative regulations and the competent financial department under the State Council, and prepare the financial and accounting reports at the end of each fiscal year.
Article 38 Each shareholder shall procure the Company to provide the following information to Redgate in the forms acceptable to Redgate:
1)	to, within sixty (60) days after each fiscal year, submit the audited complete financial report and management personnel report; the former report shall be audited by Price Waterhouse Coopers or another international CPA firm with identical reputation, as determined by the shareholders through negotiation;

2)	to, within thirty (30) days after each fiscal year, submit the budget report of the following fiscal year;

3)	to, within thirty (30) days after each quarter, submit the budget report of the following quarter;

4)	to, within forty-five (45) days after each quarter, submit the unaudited quarterly financial report and quarterly management personnel report;

5)	to, within fifteen (15) days after each month, submit the unaudited monthly financial report and monthly management personnel report; and

6)	the copies of all documents or information to be submitted by the Company to other shareholders than Redgate.
The financial reports as mentioned above shall be prepared in accordance with generally accepted accounting principle in China, and prepared separately in accordance with US GAAP for submission to Redgate. All management personnel reports shall contain the financial data and the comparative results between budget targets in corresponding quarters or years.

The above mentioned information shall be prepared by the Chief Financial Officer (CFO) of the Company.

Each shareholders shall procure the Company to provide, within ordinary business hours, Redgate with the following materials, financial or tax information and any other information required by Redgate reasonably: 1) any audit or other investigation conducted by any government authority, or preparation of any of the Company’s books and tax return; or 2) any matter in connection with any claim by any third person, administrative or legal procedures and investigation. Such records may not be destroyed or disposed in any other way until Redgate has a reasonable chance to review and copy them. In addition, Redgate shall be permitted to discuss with any of the Company’s directors, management personnel, employees, accountants, legal counselor and investment bankers about the business and operation situation of the Company and any of its affiliates.
Article 39 Net profit after tax (“Accumulated Profit”, excluding statutory fund) of the Company in 2007 and previous years, which has been audited in accordance with US GAAP, shall be enjoyed by Existing Shareholders.
Article 40 Where Price Waterhouse Coopers or another international CPA firm with equal reputation adjusts, in each year after 2007, down the net profit after tax (namely, accumulated profit) audited in accordance with US GAAP of the Company in 2007 and previous years due to technical reasons in accounting treatment, Redgate shall have the right to deduct the reduced amount in the way agreed upon by the Parties in writing.
Article 41 The Company’s employment systems shall be subject to pertinent provisions of national laws, regulations and the State Council, as well as those of local labor authority.
Chapter XIII Dissolution Causes and Liquidation Methods
Article 42 The duration of the Company is ten (10) years, starting from the date on which the Business License is issued.
Article 43 The Company may be dissolved in case of any of the following circumstances:
1)	The duration of the Company as stipulated herein expires or other circumstances as stipulated herein occur, unless the Company exists continually via amendments to the Articles of Association;

2)	The Shareholders’ Meeting resolves dissolution;

3)	Dissolution becomes necessary as a result of merger or division of the Company;

4)	Dissolution becomes necessary as a result of sale, transfer, lease or exclusive license of the Company, or disposal of all or major part of the Company’s assets or incomes;

5)	The Company’s Business License is revoked, the Company is ordered to close down or its registration is cancelled;

6)	The competent People’s Court rules for dissolution in accordance with the laws; or

7)	Other dissolution circumstances as provided for in laws and administrative regulations occur.
Article 44 Where the Company is dissolved under the circumstances as mentioned in Articles 43.1, 43.2, 43.5 and 43.6 above, a liquidation team shall be formed in accordance with the Company Law of the People’s Republic of China to conduct liquidation upon the Company. Upon completion of the liquidation, the liquidation team shall prepare a liquidation report, report it to the Shareholders’ Meeting for confirmation, submit it to the Company registration authority to apply for canceling the registration and then publicly announce the termination of the Company. In the case of liquidation, after the Company’s properties are used to pay liquidation fee, salaries, social insurance premium and legal compensations to the staff and workers and outstanding taxes, and repay the Company’s debts in accordance with the Company Law of the People’s Republic of China, the remaining properties shall be distributed to the shareholders in proportion to their capital contributions.
Article 45 Where the Company is declared bankrupt according to law, bankruptcy liquidation shall be conducted in accordance with the laws on enterprise bankruptcy.
Chapter XII Supplemental Provisions
Article 46 Registered items of the Company shall be subject to the verification and approval by the Company Registration Authority.
Article 47 The Articles of Association shall be made in six (6) copies, one (1) of which shall be held by the parties hereto respectively, and one (1) of which shall be submitted to the Company Registration Authority for record filing.
[Execution Page below]

Execution Version
[Execution Page]
Signatures of All Shareholders:
Redgate Interactive Advertising (Beijing) Co., Ltd. (seal)
Signature:
Name:
Title:
Yigang Zhao
Signature:
Bin He
Signature:
Youyi Wang
Signature:
Ting Li
Signature:
Date: August 3, 2008

APPENDIX 4. DISCLOSURE SCHEDULE

Appendix IV Disclosure
This Disclosure Letter covers the basic facts and major information of the Company (“the Disclosure”). The Company and existing shareholder jointly warrant to the investors that the content of the Disclosure is true, accurate and complete, without any misleading nature.
7.2(1) The Company’s External Investment
The Company’s external investment is as follows:

					Shareholders and
					their Capital
					Contributions as
					Registered with
					the Administration
					for Industry and
Serial No.	Investor	Investees	Equity Ratio	Registered Capital	Commerce (RMB Yuan)	Remarks
1	The Company	Beijing Shenzhou Shengshi Advertising Co., Ltd.	100%	RMB 500,000	Bin He contributed RMB 250,000, accounting for 50% of the registered capital; Youyi Wang contributed RMB 250,000, accounting for 50% of the registered capital;	The Company entrusts Bin He to hold 50% of the equity and Youyi Wang to hold 50% of the equity.
2	The Company	Beijing Longrich Advertising Media Co., Ltd.	100%	RMB 500,000	Zhaodong An contributed RMB 350,000 , accounting for 70% of the registered capital; Yuying Zheng contributed RMB150,000, accounting for 30% of the registered.	The Company entrusts Zhaodong An to hold 70% of the equity and Yuying Zheng to hold 30% of the equity.
3	The Company	Shanghai Longli Advertising Media Co., Ltd.	100%	RMB 500,000	Ying Wang contributed RMB 250,000, accounting for 50% of the registered capital; Ting Li contributed RMB 250,000, accounting for 50% of the registered capital;	The Company entrusts Ying Wang to hold 50% of the equity and Ting Li to hold 50% of the equity.
4	The Company	Hangzhou Yibo Advertising Co., Ltd.	80%	RMB 1,000,000	Min Zheng contributed RMB 800,000 , accounting for 80% of the registered capital; Wei Li contributed RMB 200,000, accounting for 20% of the registered capital	The Company entrusts Min Zheng to hold 80% of the equity. (Note: the third party, Wei Li holds 20% of the equity)
In addition to the above, 1) the Company entrusted Bin He to contribute RMB 250,000 to and hold 50% of the equity interest of Beijing Yanhuang Shengshi Image Making Co., Ltd. Beijing Yanhuang Shengshi Image Making Co., Ltd. is now under the process of cancellation. 2) Beijing Shenzhou Shengshi Advertising Co., Ltd. holds 10% of the equity interest of Golden Five-ring Garden Engineering Co., Ltd., but, since Beijing Shenzhou Shengshi Advertising Co., Ltd. has not made any actual contribution, the 10% equity interest of Golden Five-ring Garden Engineering Co., Ltd. held by Beijing Shenzhou Shengshi Advertising Co., Ltd. has not been reflected in the financial account of the Company. The existing shareholders undertake to arrange, as soon as possible, Beijing Shenzhou Shengshi Advertising Co., Ltd. to transfer its 10% equity interest of Golden Five-ring Garden Engineering Co., Ltd. and share the earnings and responsibilities arising from transfer of the above 10% equity.
7.2(2) Businesses of the existing shareholders in connection with the businesses within the current business scope of the Company
Nil
7.4 Licenses and Permits
Billboard points managed by the Company and the certificates and licenses (including qualification, examination and approval, third-party licensing and registration) of such billboard points are as follows:

Sr.	Location of
No.	Media	Form of Media	Governmental Licenses and Permits Obtained
1	East 4th Ring Road Honglingjin Bridge 6# Pillar	6m ×18m ×2 sides	The Company has signed the Contract for Use of Outdoor Advertisement Media on East 4th Ring Road with Beijing Prosperous Tang Dynasty Advertising Co., Ltd.;
Beijing 4th Ring Road Advertisement Setup Planning published on the website of “Beijing Municipal Administration Commission”
(http://www.bjmac.gov.cn/pub/guanggao/110100/HLS0020B1.html) indicates that the billboard is the billboard to be retained in Beijing Outdoor Advertisement Setup Planning

2	East 4th Ring Road Liulitun Bridge 5# Pillar	6m ×18m × 2 sides	The Company has signed the Contract for Use of Outdoor Advertisement Media on East 4th Ring Road with Beijing Prosperous Tang Dynasty Advertising Co., Ltd., with Beijing Prosperous Tang Dynasty Advertising Co., Ltd.;
Beijing 4th Ring Road Advertisement Setup Planning published on the website of “Beijing Municipal Administration Commission”
(http://www.bjmac.gov.cn/pub/guanggao/110100/HLS0020B1.html) indicates that the billboard is the billboard to be retained in Beijing Outdoor Advertisement Setup Planning

3	East 4th Ring Road Shibalidian Bridge #10 Pillar (Northwest Corner of Jing-Jin-Tang Interchange)	Unipole; 7m ×21m × 2 sides	The Company has signed the Contract for Use of Outdoor Advertisement Media on East 4th Ring Road with Beijing Gonglian Road Network Co., Ltd.;
Beijing 4th Ring Road Advertisement Setup Planning published on the website of “Beijing Municipal Administration Commission (http://www.bjmac.gov.cn/pub/guanggao/110100/HLS0020B1.html) indicates that the billboard is the billboard to be retained in Beijing Outdoor Advertisement Setup Planning

4	East 4th Ring Road #1 Pillar (inner ring at the Northwest Corner of Yunxiao Bridge)	Unipole Three sides 6m ×18m ×3 sides	The Company has signed the Contract for Use of Outdoor Advertisement Media on East 4th Ring Road with Beijing Gonglian Road Network Co., Ltd.;
Beijing 4th Ring Road Advertisement Setup Planning published on the website of “Beijing Municipal Administration Commission”
(http://www.bjmac.gov.cn/pub/guanggao/110100/HLS0020B1.html) indicates that the billboard is the billboard to be retained in Beijing Outdoor Advertisement Setup Planning

5	East 4th Ring Road #2 Pillar (Outer Ring north of the road at Jiuxianqiao Exit)	Unipole Two sides; 7m × 21m × 2 sides	The Company has signed the Contract for Use of Outdoor Advertisement Media on East 4th Ring Road with Beijing Gonglian Road Network Co., Ltd.;
Beijing 4th Ring Road Advertisement Setup Planning published on the website of “Beijing Municipal Administration Commission”
(http://www.bjmac.gov.cn/pub/guanggao/110100/HLS0020B1.html) indicates that the billboard is the billboard to be retained in Beijing Outdoor Advertisement Setup Planning

6	Complex Building Roof Billboard at the west of Capital Airport Car Park	Roof billboard; 37m ×8.5m	The Company has signed the Outdoor Contract with Beijing Xingkaite Advertising Co., Ltd.; vide the Official Approval for the Application of Sinotrans Beijing Air Transport Company to Replace the Old Roof Billboard at the Capital Airport (JXF (1994) No. 14), Beijing Municipal CPC Committee Propaganda Department approved in 1993 permits Beijing Kaite Advertising Co., Ltd. to change the original billboard to an economic billboard and complete the approval formalities with the Beijing Steering Group for Approval Management of Outdoor Advertisements.

7	Unipole south of Tianzhu Toll-gate on Beijing Airport Road, 18.5km away from the city proper	High pole; 6M(H)×18M(W)× 2 sides	The Company has signed the Contract for Advertising with Shanghai Asiaray Advertising Co., Ltd.; no other licenses and permits. As introduced by the Company, the billboard is managed by the airport.

Sr.	Location of
No.	Media	Form of Media	Governmental Licenses and Permits Obtained
8	Wall Light Box at Rapid Transit Stop, F/2, Building A 3# Terminal, Beijing Airport	Wall light box; 6.8M(W)×2M(H) (2 sides)	The Company has signed the Contract for Advertising with Shanghai Asiaray Advertising Co., Ltd.; no other licenses and permits. As introduced by the Company, the billboard is managed by the airport.

9	Unipole H3-5, Entrance & Exit Channel, Haerbin International Airport	6m ×18m × 2 sides; 1 unipole	The Company has signed the Contract with Advertisement Department of Haerbin International Airport; no other licenses and permits. As introduced by the Company, the billboard is managed by the airport.

10	Light box at the domestic arrival point of the terminal building, Haerbing Taiping International Airport	Light box inside the terminal; 6m (W)×2m (H)	The Company has signed the Advertisement Contract with Heilongjiang Branch of Beijing Capital Airport Advertising Co., Ltd.; no other licenses and permits. As introduced by the Company, the billboard is managed by the airport.

11	Roof signboard, Five-ring Plaza, Zhonghe Flyover, Hangzhou	Roof billboard; 43m (H)×7m (W)	The Company has signed the Outdoor Advertising Contract with Hangzhou Shiyou Advertisement Planning Co., Ltd.;
Hangzhou Outdoor Advertisement Setup Registration Certificate, according to which, the use period is from April 30 2007 to April 29, 2008, the advertising content is the public welfare advertisement for the FIFA Women’s World Cup and the advertising form is light box

12	Roof signboard, Central Hotel, Airport Road, Guangzhou	Roof billboard; South/North: 6M(H)×36M(W)× 2 sides East: 6M(H)×6.5M(W)	The Company has signed the Outdoor Advertising Contract and Supplementary Agreement with Guangzhou Topstar Advertising Co., Ltd.;
Guangzhou Outdoor Advertisement Registration Certificate (HHWGDZ No. 000100114) issued by Guangzhou Municipal Administration for Industry and Commerce, which stipulates that the advertising media is neon sign, with a size of 6×36 (2 pieces) (South and North Sides) and 6.5×6 (East Side) and the content is Grand Cherokee, for a period from June 20, 1995 to December 31, 2002

13	Roof of Minzhu Building, 39 Guangzhou Avenue Central	Roof billboard inkjetted painting with spotlight (38.1+10.6)m(w)×8m(h)	The Company has signed the Outdoor Advertisement Contract with Guangzhou Topstar Advertising Co., Ltd.;
Guangzhou Outdoor Advertisement Registration Certificate (HHWGDZ (S) No. 02110783) issued by Guangzhou Municipal Administration for Industry and Commerce, which prescribes the advertising period from July 14, 2004 to May 17, 2008 and the advertising form as outdoor inkjet painting, with a size of 50m (L) and 8m (H).

14	Southwest roof billboard, Yaojing Hotel, Spring City Square	Roof billboard 25m ×10m	The Company has signed the Advertisement Preparation Contract with Shandong Beidou Advertisement Co., Ltd.;
Urban Administration Notice ([2008] No. 032) issued by Jinan Municipal Construction Commission, which specifies the period of one year from March 13, 2008, with a size of 40×10, 20×10.

15	Xincheng Avenue, Wenzhou	Frontlit double-side unipole advertisement (Unipole Billboard) 4.33m ×13m × 2 sides	The Company has signed the Zhejiang Advertisement Undertaking Contract and Advertising Contract (Supplementary) with Wenzhou Blue-sky Advertisement Planning Co., Ltd.; Outdoor Advertisement Registration Certificate (WLGS-HWGDZ No. 70617) issued by Wenzhou Administration for Industry and Commerce Lucheng Branch, which specifies the advertising period as from November 6, 2007 to November 5, 2008, advertising form, number and size as showboard and 13.5m×4.5m and advertising content as Dongfeng Peugeot.

Sr.	Location of
No.	Media	Form of Media	Governmental Licenses and Permits Obtained
16	Curtain wall of Jinshan Hotel, 24 Zhonghe Road, Hangzhou	Curtain wall 20m ×30m	The Company has signed the Outdoor Advertising Contract with Hangzhou Shiyou Advertisement Planning Co., Ltd.; Under construction

17	Wall surface of Zengze Plaza, 1590 Yanan West Road, Shanghai	Wall advertisement East: 4m ×14m ; west: 18m ×6m	Shanghai Longli Advertising Media Co., Ltd. has signed the Outdoor Advertising Contract with Shanghai Art-designing Corp;
Outdoor Advertisement Registration Certificate (HHWGD (S) No. 20070000732) issued by Shanghai Municipal Administration for Industry and Commerce,, which specifies the advertisement name as Wuliangye 10Y Old Wine Lexus, the advertising period as from January 28, 2008 to April 9, 2008, particular location as wall, advertising place as 1590 Yanan West Road, advertising form as wall billboard and size as (1) 6m (H), 18m (W), 1 side, 1 piece, (2) 14m (H), 4.5m (W), 1 side, 1 piece; and
Shanghai Administrative Permit for City Appearance, Environment and Sanitation issued by Shanghai Changning District Administration of City Appearance, which specifies the advertisement content as VOLVO Automobile, advertising media as light board (steel), advertisement size as (22×6m) (14×4m), number of advertising media as 2 pieces and advertising period as from June 20, 2005 to June 19, 2006.

18	Wangfujing Entrance to Oriental Plaza	1 door lintel 9.4m ×2.2m	The Company has signed the Oriental Plaza Advertising Contract with Beijing Dahua Quanqiu Advertising Co., Ltd.;
No other licenses and permits. As explained by the Company, the billboard is actually managed by Beijing Dahua Quanqiu Advertising Co., Ltd.

19	Dongdan Entrance to Oriental Plaza	1 lintel 9.4m ×2.2m	The Company has signed the Oriental Plaza Advertising Contract with Beijing Dahua Quanqiu Advertising Co., Ltd.;
No other licenses and permits. As explained by the Company, the billboard is actually managed by Beijing Dahua Quanqiu Advertising Co., Ltd.

20	Tsinghua Science & Technology Park, Minzhuang Road, Haidian District (billboards on both sides of the south entrance to Yuquan Huigu, first four groups from east)	8-side billboard Ground-mounted light box	Beijing Longrich has signed the Billboard Lease Agreement with Beijing Yuquan Huigu Property Management Co., Ltd.;
No other licenses and permits. As explained by the Company, the billboard is actually managed by Beijing Yuquan Huigu Property Management Co., Ltd.

21	West of Seamen’s Club, Renmin Road, Zhongshan District, Dalian	Wall billboard 13.35m ×23.4m (Vertical)	The Company has signed the Outdoor Advertising Contract with Dalian Guoyuwujiang Media Co., Ltd.;
Dalian Outdoor Advertising Right Agreement signed by and between Planning and Finance Division of Dalian Administration of Urban Construction and Dalian Guoyuwujiang Media Co., Ltd., which specifies the billboard size as 13×27m, advertising frame as public welfare frame and the use period as from August 20, 2007 to August 19, 2010.

Sr.	Location of
No.	Media	Form of Media	Governmental Licenses and Permits Obtained
22	Three-side T signboards at the juncture of Hongfu East Road, Xinyuan Road, Bayi Road, and Songshanhu Avenue, Dongguan	T-type three-side pillar 18m (L), 7m (H); three sides	The Company has signed the Lease Contract with Dongguan Botao Advertisement Decoration Co., Ltd.;
Dongguan Botao Advertisement Decoration Co., Ltd. has obtained the Dongguan Outdoor Advertisement Setup Permit (GS (SS)Z No. 07-12-42) issued by Dongguan Administration of Urban Construction, which specifies the setup period as from December 29, 2007 to December 28, 2008, the setup size as 18m (L) x 6m (H) and the media as outdoor advertisement pole.

23	Ningbo Airport Road in the direction of the city proper	Two sides of the revolving billboard (note: two sides for business advertising and other for public welfare advertising); 47m ×6.7m	The Company has signed the Ningbo Leshe International Airport Advertising Contract with Ningbo Airport United Advertising Co., Ltd.;
Ningbo Airport United Advertising Co., Ltd. has obtained the Outdoor Advertisement Registration Certificate (Certificate No.:2008004) issued by Ningbo Administration for Industry and Commerce, which specifies the advertising period as from January 19, 2008 to September 19, 2008 and the form of three-side revolving showboard (two pieces) with a size of 40m ×6m ×3-side.

24	18 light pole banners on Wulin Square, Hangzhou	Light pole banners	Hangzhou Shiyou Advertisement Planning Co., Ltd. has signed the Agreement for Outdoor Colour Banner with Hangzhou Power Advertising Co., Ltd.; Hangzhou Shiyou Advertisement Planning Co., Ltd undertakes to transfer its rights and obligations under the above agreement to Hangzhou Yibo Advertising Co., Ltd. and complete the relevant formalities for transfer as soon as possible.
No license and permit. As explained by the Company, the billboard is a temporary one and is actually managed by Hangzhou Wulin Square Management Committee.

25	49 light pole banners on Wulin Square, Hangzhou	Light pole banners	Hangzhou Shiyou Advertisement Planning Co., Ltd. has signed the Agreement for Wulin Square Banner Advertising with Hangzhou Wulin Square Management Committee; Hangzhou Shiyou Advertisement Planning Co., Ltd. undertakes to transfer its rights and obligations under the above agreement to Hangzhou Yibo Advertising Co., Ltd. and complete the relevant formalities for transfer as soon as possible..
No license and permit. As explained by the Company, the billboard is a temporary one and is actually managed by Hangzhou Wulin Square Management Committee.

26	East of Zhejiang Exhibition Hall on Wulin Square, Hangzhou	34m ×6m ×1 side	The Company has signed the Advertising Contract with Hangzhou Yangcheng Advertising Co., Ltd.;
No other licenses and permits. As explained by the Company, the billboard is a temporary one and is actually managed by Hangzhou Yangcheng Advertising Co., Ltd.

27	6 columns Tianhe Airport Road, Wuhan	Unipole billboard 20m ×7m × 2 sides	The Company has signed the Outdoor Advertising Contract with Wuhan Lineland Advertising Co., Ltd.;
Outdoor Advertisement Setup Permit (Temporary) (WCGZ (2007) No. 37) issued by Wuhan Urban Administration, which specifies the valid period as from September 15, 2007 to September 14, 2008, overall form as unipole, media as inkjet paining, size as 20m ×7m and number as 1.

28	At the entrance to Victory Park, Renmin Street, Changchun	Unipole (doublte-side) 18m ×6m × 2 sides	The Company has signed has signed the Outdoor Contract with Changchun Haotian Advertising Co., Ltd.;
Decision for Unipole Advertisement Setup (No.: SGG 200510170060), which specifies the setup content as the unipole advertisement, period as from January 1, 2006 to December 31, 2010, style and size as steel structure, ink-jet painting, with upper and lower lights, two sides (one side in 18m (L) and 6m (H), pole diameter of 1.2m and total height of 18m .

Sr.	Location of
No.	Media	Form of Media	Governmental Licenses and Permits Obtained
29	Location A, Wall Surface, Chengcheng Plaza, Dianchi Road, Kunming	Wall billboard 19m ×10m	The Company has signed the Outdoor Advertising Contract with Kunming Shengmeida Advertising Co., Ltd;
Notice for Transition of Temporary Outdoor Setup upon Expiration (XCGHWGGTZ [2008] No. 11) issued by Kunming Xishan District Urban Administration, which specifies the transitional period as from April 7, 2008 to December 31, 2008, and the setup form as the ink-jet painting plus frontlit decoration;
Outdoor Advertisement Registration Certificate (KGS (2008) HWGDZ No. 0380) issued by Kunming Administration for Industry and Commerce, which specifies the advertising media as poster, the size as 19×10=190m2 , type as business outdoor advertisement and the period from May 30, 2008 to December 31, 2008.

30	X2 Xiaoshan International Airport, Hangzhou	Unipole 18m ×6m × 2 sides	The Company has signed the Outdoor Advertising Contract with Hangzhou Liangche Advertising Co., Ltd.;
No other licenses and permits. As explained by the Company, the billboard is actually managed by the airport.

31	Car Park No. 1, Hongluo Temple, Huairou District, Beijing	Ground-mounted showboard, 3m×4m	Huairou County Huairou Town Luzhuang Economic Cooperatives and Beijing Yurun Advertising Co., Ltd. signed the Land Occupation Agreement on February 26, 2002, which stipulates that Huairou County Huairou Town Luzhuang Economic Cooperatives agrees to allow Beijing Yurun Advertising Co., Ltd. to set up guideposts at Hongluo Temple No. 1 Car Park under the custody of Huairou County Huairou Town Luzhuang Economic Cooperatives. Beijing Yurun Advertising Co., Ltd. issued the power of attorney in March, 2007, stating that it will transfer its advertising cooperation project with Beijing McDonalds Food Co., Ltd. in Huairou District to Beijing Longrich Advertising Media Co., Ltd., and that the relevant cooperation content and terms will be as per the original contract. Currently, the land occupation agreement is actually performed by Beijing Longrich Advertising Media Co., Ltd.
No other licenses and permits.

32	At the juncture of Futong East Street, Guangshun South Street, and Huajiadi South Street, Wangjing, Beijing	Banners	The Company has signed the Outdoor Advertising Contract with Beijing Meizhong Times Media Advertising Co., Ltd.;
No other licenses and permits. As explained by the Company, the billboard is temporary and is actually managed by Beijing Meizhong Times Media Advertising Co., Ltd.

33	Mutianyu Round-about, Huairou District	Ground-mounted showboard, 3m×6m	Beijing Longrich Advertising Media Co., Ltd. has signed the Agreement for Land Occupation with Quansuo Yang;
No other licenses and permits. As per description of the Company, the billboard is erected in the courtyard of Quansuo Yang and is actually managed by Quansuo Yang.
As for the above billboards involved in the businesses of the Company, the Company has signed the written agreements mentioned above, and has procured the relevant parties to process or provide the above qualification, approval and third-party licensing. The Company will, or procure the relevant parties to, make every endeavour to handle (i) the certification and licensing required for the Company to undertake the business activities as prescribed by laws and regulations of China, and; (ii) all other documents such as licensing and agreement required to obtain the billboard points, and licensing required to undertake the design, production, consignment and publication of advertisement, including but not limited to the formalities of registration and application for relevant licensing to be performed at the national and local administration for industry and commerce and other related administrative departments in China, and (iii) the formalities to ensure that all such licenses remain valid. Despite the above, due to the specialty of outdoor advertising industry and the reasons of the local governmental authorities, the Company or related parties cannot completely perform all the formalities prescribed by the Chinese laws and regulations. However, by now, the Company has not received any notice from the governmental authorities for penalty in connection with the operation of the above billboards.
7.5(1) Financial Report
Nil
7.5(2) Related Transactions between the existing shareholders and the Company
Yigang Zhao has provided several loans to the Company. As of June 30, 2008, the Company still owed Yigang Zhao RMB 4,413,210.93 (subject to the accurate amount as audited by PwC).
7.6 Major Debts (referring to debts in the amount of over RMB 1 million)
(1) Debts
Yigang Zhao has provided several loans to the Company; for more information, see Section 7.12 hereof.
7.7 Capital Structure
The Company’s shareholders’ equity structure is as follows:

Name	Contribution (RMB)	Share
Yigang Zhao	RMB 3,750,000	75%
Bin He	RMB 500,000	10%
Youyi Wang	RMB 500,000	10%
Ting Li	RMB 250,000	5%
7.8 No Changes
(1) Shanghai Longli Advertising Media Co., Ltd. signed with Euro RSCG in March 2007 the Outdoor Advertising Contract for “Shanghai East China Hospital Recreation and Recuperation Building Roof Billboard”, with the advertising period from May 26, 2008 to May 25, 2009 and the advertising client as VOLVO Automobile. Euro RSCG failed to pay the advertising fees to Shanghai Longli Advertising Media Co., Ltd. on May 10, 2008 in accordance with the contract. Although Shanghai Longli Advertising Media Co., Ltd. had demanded it to make payment several times, Euro RSCG has not yet made the payment to Shanghai Longli Advertising Media Co., Ltd. by now. On June 4, 2008, Shanghai Longli Advertising Media Co., Ltd. brought a lawsuit to Beijing Dongcheng District People’s Court against Euro RSCG.
(2) The Company signed with Beijing Xingtai Real Estate Development Co., Ltd. on May 30, 2008 the Contract for Capital Airport Outdoor Advertising of Jiarunyuan International Community, according to which, the Company shall publish the advertisement of Beijing Xingtai Real Estate Development Co., Ltd. on the billboard on the building roof opposite to the terminal building of Beijing Capital Airport for a period from June 16, 2008 to July 15, 2008. The Company is now under the process of renewal.
(3) The Company signed with Beijing Asiaray Advertising Co., Ltd. in July 2008 the Purchase Agreement, according to which, Beijing Asiaray Advertising Co., Ltd. leased the media of Yanhuang Shengshi on East 4th Ring Road for two days (from July 5 to 6, 2008). The above purchase agreement has been performed.
(4) The Company signed with Shenzhen PBI Advertising Co., Ltd. on July 9, 2007 the Advertising Lease Contract, according to which, the Company entrusted Shenzhen PBI Advertising Co., Ltd. to produce and publish the outdoor advertisement at (Foton Entrance) K112 km north of Guang-Shen Expressway, for a period from July 10, 2007 to July 9, 2008. The above contract has been performed.
According to the Outdoor Contract, the Outdoor Advertising Contract and its Appendix signed by the Company with Shenzhen Guobang Advertising Co., Ltd., Shenzhen Guobang Advertising Co., Ltd. entrusted the Company to publish the outdoor advertisement at the juncture of Airport Expressway and Shennan Avenue for a period from July 15, 2007 to July 14, 2008. The above contract has been performed.
(5) According to the Advertising Contract signed by and between Yanhuang Shengshi and Beijing Gehua Advertising Co., Ltd. on April 10, 2008, Yanhuang Shengshi entrusted Beijing Gehua Advertising Co., Ltd. to publish the advertisement on the first billboard from the north on the wall of Xidan Shopping Mall for a period from April 18 to July 17, 2008. According to the Outdoor Contract signed by and between the Company and Beijing Huawen-Asatsu Advertising Co., Ltd. on April 8, 2008, Beijing Huawen-Asatsu Advertising Co., Ltd. entrusted the Company to publish the advertisement on the first billboard from the north on the wall of Xidan Shopping Mall for a period from April 18 to July 17, 2008. The Company has been informed by Beijing Gehua Advertising Co., Ltd. that Beijing Gehua Advertising Co., Ltd. has removed the media in accordance with the requirement of the governmental authority. The above two contracts have been terminated for performance.
(6) On July 8, 2008, Yanhuang Shengshi and Changping District Shahe Township People’s Government signed the Agreement for Billboard Fabrication, according to which, Yanhuang Shengshi shall fabricate and install 10 double-side billboards in accordance with the requirement of Changping District Shahe Township People’s Government; Changping District Shahe Township People’s Government shall pay RMB 300,000 to Yanhuang Shengshi for the work; Yanhuang Shengshi shall be liable for maintaining the erected billboards for 1 year as from the date of acceptance.
(7) On July 10, 2008, Yanhuang Shengshi and Beijing Meidian Enterprise Planning Co., Ltd. signed the Agreement for Billboard Fabrication, according to which, Beijing Meidian Enterprise Planning Co., Ltd. shall fabricate and install 10 double-side billboards in accordance with the requirement of Yanhuang Shengshi; Yanhuang Shengshi shall pay RMB 175,000 to Beijing Meidian Enterprise Planning Co., Ltd. for the work, Beijing Meidian Enterprise Planning Co., Ltd., shall be liable for maintaining the erected billboards for 1 year as from the date of acceptance.
(8) Yanhuang Shengshi and Fleishman-Hillard International Communications Co., Ltd. signed the Contract, according to which, Yanhuang Shengshi shall fabricate and install the Benz Light Box at the car park of National Centre for Performing Arts in accordance with the requirement of Fleishman-Hillard International Communications Co., Ltd.; Fleishman-Hillard International Communications Co., Ltd. shall pay RMB 82,648 to Yanhuang Shengshi; Yanhuang Shengshi shall be liable for maintaining the erected billboard for 1 year as from the date of acceptance.
(9) On July 3, 2008, Yanhuang Shengshi and Beijing United Creative Scrolling Light Box Factory signed the Agreement for Fabrication of Scrolling Light Boxes, according to which, Beijing United Creative Scrolling Light Box Factory shall be responsible to fabricate 2 units of 160 profile scrolling light boxes, for which Yanhuang Shengshi shall pay RMB 26,106.6, and Beijing United Creative Scrolling Light Box Factory shall be responsible for the one-year maintenance as from the installation date of the scrolling light boxes.
7.9 Taxation
Nil
7.10.1 All the fixed assets and intangible assets
The Company currently possesses the following fixed assets:

No.	Names	Specification	Unit Price	Qty	Amount	Deprecation Period	Residual Value	Type	Date of Purchase
2000G1	Computer	Apple	18,800.00	3	56,400.00	5	5,640.00	4	2000.06[3]
2000G2	Printer		26,500.00	1	26,500.00	5	2,650.00	4	2000.06[3]
2000G3	Scanner		12,715.00	1	12,715.00	5	1,271.50	4	2000.06[3]
	Depreciation (Jul-Dec)				95615.00
2001G1	Safe		680.00	1	680.00	5	68.00		2001.01[5]
2001G2	Furniture		2,220.00	1	2,220.00	5	222.00		2001.01[5]
2001G3	Scanners		5,000.00	1	5,000.00	5	500.00		2001.01[13]
2001G4	Computers		25,881.00	1	25,881.00	5	2,588.10		2001.01[14]
	Depreciation (Feb)				129,396.00
2001G5	Mobile phones	V8088	2,980.00	2	5,960.00	5	596.00		2001.02[1]
	Depreciation (Mar)				135,356.00
2001G6	CD Writers		2,540.00	1	2,540.00		254.00		2001.03[20]
	Depreciation (Apr)				137896.00
2001G7	Photocopiers	Sharp	12,300.00	1	12,300.00	5	1,230.00		2001.04[3]
2001G8	Printers	EPSON	4,119.00	1	4,119.00	5	411.90		2001.04[4]
2001G9	Camera	Fuji	6,000.00	1	6,000.00	5	600.00		2001.04[24]
	Depreciation (May~Jun)				160,315.00
2001G10	Computer	Apple	19,800.00	1	19,800.00	5	1,980.00		2001.06[8]
	Depreciation (Jul-Dec)				180,115.00
2002G1	Colour TV set		10,280.00	1	10,280.00	5	1,028.00		2002.02[18]
	Depreciation (Mar~May)				190,395.00
2002G2	Furniture		74,555.00		74,555.00	5	7,455.50		2002.5.20
2002G3	Computer		45,500.00		45,500.00	5	4,550.00		2002.5.54
	Depreciation (Jun)				310,450.00
2002G4	Laptop		10,000.00	3	30,000.00	5	3,000.00		2002.6.10
2002G5	Furniture		3,0000.00		30,000.00	5	3,000.00		2002.6.26
	Depreciation (Jul~Nov)				370,450.00
2002G6	Tax Control Device		4,130.00		4,130.00	5	413.00		2002.11.54
	Depreciation (Dec~Jun)				374,580.00
2003G1	Laptop	BOE	11,500.00	1	11,500.00	5	1,150.00		2003.6.[31]
2003G2	Bookbinding Machine		448.00	1	448.00	5	44.80		2003.6.[31]
	Depreciation (Jul~Oct)				386,528.00
2003G3	Laptop	HP	13,200.00	1	13,200.00	5	1,320.00		2003.10.[6]
	11Depreciation				399728.00
2003G4	Digital Projector	Sony	5,425.00	1	5,425.00	5	542.50		2003.11[76]
	Depreciation (Dec~Feb)				405,153.00
2004G1	Canon digital camera		16,870.00	1	16,870.00	5	1,687.00		2004.02[28]
	Depreciation (Mar)				422,023.00
2004G2	Computer		14,092.50	2	28,185.00	5	2,818.50		2004.03.[26]
2004G3	IBM Computer		17,000.00	1	17,000.00	5	1,700.00		2004.03.[37]
	Depreciation (Apr~Oct)				467,208.00
2004G4	Air conditioners	Midea	5,236.00	8	41,888.00	5	4,188.80		2004.10[18]
2004G5	Air conditioners	Midea	1,288.00	3	3,864.00	5	386.40		2004.10[24]
	Depreciation Nov~Dec)				512,960.00
2004G6	Server	HP	15,000.00	1	15,000.00	5	1,500.00		2004.12.[22]
2004G7	Office furniture		101,000.00	1	101000.00	5	10,100.00		2004.12.[23]

No.	Names	Specification	Unit Price	Qty	Amount	Deprecation Period	Residual Value	Type	Date of Purchase
2004G8	HP Laptop	HP	9,890.00	2	19,780.00		1,978.00		2004.12[41]
2004G9	HP1160Printer	HP	2,850.00	1	2,850.00		285.00		2004.12[41]
2004G10	File cabinet		450.00	3	1,350.00		135.00		2004.12[57]
	Depreciation (Jan. 2005)				652,940.00
2005G1	Laptop		9,480.00	1	9,480.00	5	948.00		2005.01[12]
2005G2	UPS		460.00	1	460.00	5	46.00		2005.01[63]
2005G3	Iron-sheet cabinet		150.00	3	450.00	5	45.00		2005.01[67]
	Depreciation (Feb~Mar 2005)				663,330.00
2005G4	Projector		13,000.00	1	13,000.00	5	1,300.00		2005.03[23]
	Depreciation (Apr 2005)				676,330.00
2005G5	IBM Laptop		12,958.00	1	12,958.00	5	1,295.80		2005.04[68]
	Depreciation (May 2005)				689,288.00
2005G6	Laptop		7,300.00	2	14,600.00	5	1,460.00		2005.05[9]
2005G7	Laptop		5,350.00	1	5,350.00	5	535.00		2005.05[9]
	Depreciation (Jun 2005)				709,238.00
2005G8	Digital camera		2,950.00	1	2,950.00	5	295.00		2005.05[67]
	Depreciation (Jul 2005)				712,188.00
	Depreciation completed (Jun 2000)
	Reconciliation
	Depreciation (Jul~Sept 2005)
2005G9	Computer	Acer	4,712.50	4	18,850.00	5	1,885.00		2005.09[4]
2005G9	Computer	Acer	8,800.00	1	8,800.00	5	880.00		2005.09[4]
2005G9	Computer	Acer	4,825.00	2	9,650.00	5	965.00		2005.09[55]
	Depreciation (Oct~Dec, 2005~July				749,488.00
2006G1	Computer		19,446.00	1	19,446.00	5	1,944.60		2006.07[61]
2006G2	Vehicle		128,204.00	1	128,204.00	10	12,820.40		2006.07[84]
	Depreciation (Aug 2006)				897,138.00
	Depreciation completed (2001)
	Depreciation (Aug 2006~Feb)
	Depreciation completed (Feb 2002)
	Depreciation (Mar 2007)
2007G1	Lenovo Computer		7,090.00	2	14,180.00	5	1,418.00		2007.03[15]
2007G2	Computer		5,700.00	1	5,700.00	5	570.00		2007.03[35]
	Depreciation (Apr~May 2007)				917,018.00
	Depreciation completed (May 2002)
	Reconciliation
	Depreciation (Jun 2007)
	Depreciation completed (Jun 2002)

No.	Names	Specification	Unit Price	Qty	Amount	Deprecation Period	Residual Value	Type	Date of Purchase
	Depreciation (Jul~Aug 2007)
2007G3	CLP300 Printer		1,900.00	2	3,800.00	5	380.00		2007.08[11]
2007G4	clx2160 Printer		3,300.00	1	3,300.00	5	330.00		2007.08[11]
2007G5	Laptop	Toshiba	7,800.00	1	7,800.00	5	780.00		2007.08[13]
2007G6	Gree Air Conditioner		2,178.00	1	2,178.00	5	217.80		2007.08[28]
	Depreciation (Sept 2007)				934,096.00
2007G4	Laptop		10,036.00	1	10,036.00	5	1,003.60		2007.09[4]
	Depreciation (Oct~Nov 2007)				944,132.00
	Depreciation completed (Nov 2002)
	Depreciation (Dec 2007~Jan)
2008G1	Computer	HP6305	6,100.00	1	6,100.00	5	610.00		2008.01 [4]
2008G2	Laptop	HP520	5,820.00	1	5,820.00	5	582.00		2008.01 [4]
	Depreciation (Feb~Mar 2008)				956,052.00		95,605.20
2008G3	Laptop		6,600.00	1	6,600.00	5	660.00		2008.03 [16]
	Depreciation (Apr 2008)				962,652.00
2008G4	Printer	HP1008	1,130.00	1	1,130.00	5	113.00		2008.04 [19]
2008G5	Computer	HP	5,900.00	1	5,900.00	5	590.00		2008.04 [19]
2008G6	GB Tax Control Device		3,410.00	1	3,410.00	5	341.00		2008.04 [31]
	2006 Vehicle Sold				-128,204.00		-12,820.40
	Depreciation (May 2008)				844,888.00		84,488.80
2008G7	Purchase of copier	Toshiba	8,800.00	1	8,800.00	5	880.00		2008.05 [27]
	Depreciation (June 2008)				853,688.00		85,368.80
The Company currently possesses the following intangible assets:
The Company has currently registered the following corporate domain name:
http://www.adsoutdoor.com.cn
7.10.2 Deposit balance of the Company and related companies in bank accounts
As of August 3, 2008, the deposit balance of the Company and related companies in different bank accounts is as follows:

Names of Companies	Deposit Accounts	Deposit Balance
The Company	Current account at Agricultural Bank of China	12,118,779.89
	Current account at Bank of Beijing	9,393,847.81
	Current account at Minsheng Bank	46,369.76
	Investment account at Minsheng Bank	10,000,000.00
Beijing Shenzhou Shengshi Advertising Co., Ltd.	Current account at Bank of Beijing	988,961.41
Beijing Longrich Advertising Media Co., Ltd.	Current account at Bank of Beijing	231,332.85

Names of Companies	Deposit Accounts	Deposit Balance
Shanghai Longli Advertising Media Co., Ltd.	Account at Bank of Shanghai	887,097.73
	Current account at Agricultural Bank of China	44,377.02
Hangzhou Yibo Advertising Co., Ltd.	Account at Commercial Bank	975,596.00
	Total	34,686,362.47
7.11 Real Estates
(1) The Company possesses no properties (including the land use right and house ownership).
(2) Properties leased by the Company
i.	According to the House Lease Contract signed by and between the Company and Beijing Chaoyang District Wangxihong TCM Clinic on March 17, 2004 and the Supplementary Agreement signed on May 23, 2004, Beijing Chaoyang District Wangxihong TCM Clinic leased the houses on the first and second floors of Building No. 31, Mofangnangli, Chaoyang District, Beijing (with the exception of 140 m2 street-faced unit on the first floor west, hereinafter referred to as the “two-storey house”) to the Company, with a floorage of 1,460m2 and for a lease period of 9 years from September 1, 2004 to August 31, 2013; during the leased period, Beijing Chaoyang District Wangxihong TCM Clinic also leased to the Company the three-bedroom unit numbered 10 on the second floor of Building No. 37 (hereinafter referred to as the “three-bedroom unit”) connected with the second floor of Building No. 31, Mofangnanli .

Beijing Chaoyang District Wangxihong TCM Clinic only provided the JFQZCQ (2005) No. 00984 House Property Certificate issued on January 112, 2005 by Beijing Chaoyang District Administration of State Land Resources and Housing. Beijing Chaoyang District Wangxihong TCM Clinic probably has not the house property certificate or the land certificate for the three-bedroom house, or the land certificate for the two-storey house.

ii.	According to the House Lease Contract signed by and between the Company and North China Power Engineering (Beijing) Co., Ltd. on March 24, 2005, the Company leased the house (with a floorage of 337m2) at F/1, Building No. 31, Mofangnanli, Chaoyang District, Beijing to North China Power Engineering (Beijing) Co., Ltd for use, with a lease period of 3 years from May 1, 2005 to April 30, 2008 and at a monthly rent of RMB 13,750. The Company has not yet obtained any document issued by Beijing Chaoyang District Wangxihong TCM Clinic on approving the sublease of the above house.

iii.	Beijing Huairou District Miaocheng Township People’s Government provided the house at No. 320 Shizi Street South, Miaocheng Town, Huairou District of Beijing to the Company and Beijing Shenzhou Shengshi Advertising Co., Ltd. for use. Beijing Huairou District Miaocheng Township People’s Government probably has not the House Property Certificate or Land Certificate of the above house, and it had not signed the lease contract with the Company or Beijing Shenzhou Shengshi Advertising Co., Ltd.

iv.	According to the House Lease Contract signed on March 1, 2008 by and between Beijing Chaoyang District Agricultural Machinery Service Centre and Longrich Advertising, Beijing Chaoyang District Agricultural Machinery Service Centre leased the No. 221 House at A-8 Courtyard, Beisantiao, Tuanjiehu, Chaoyang District of Beijing to Longrich Advertising, with a lease period from March 1, 2008 to the end of February, 2010. Beijing Chaoyang District Agricultural Machinery Service Centre probably has not the House Property Certificate or Land Certificate of the above house.

v.	According to the House Lease Contract signed on July 10, 2008 by and between Shanghai Longli and Shaohua Mo, Shaohua Mo leased Rm. 402, Building No. 1, Tianbao Huating, Siping Road, Shanghai to Shanghai Longli for use as office, with a lease period from July 11, 2008 to July 10, 2009. Shaohua Mo has provided the HFDHZ [2004] No. 024067 House Property Certificate of the above house issued by Shanghai Hongkou District Real Estate Registration Division on November 10, 2004.

vi.	According to the House Lease Agreement signed on February 20, 2005 by and between Shanghai Longli and Qingpu Count Shangta Construction and Installation Engineering Co., Ltd., Qingpu Count Shangta Construction and Installation Engineering Co., Ltd. leased Rm. 503, Lane 88, 102 Shangzhou Road, Jinze Town, Qingpu District of Shanghai to Shanghai Longli, with a lease period from February 28, 2005 to February 27, 2015. Qingpu Count Shangta Construction and Installation Engineering Co., Ltd. probably had not the House Property Certificate or Land Certificate for the above house.
None of the above house leases have been filed and registered with the competent governmental department.
7.12	Major Contracts
(1)	On August 20, 2007, the Company signed the RMB Wealth Management Product Contract of China Minsheng Bank with China Minsheng Banking Corp., Ltd. According to the contract, the Company purchased from China Minsheng Banking Corp., Ltd the wealth management product of “Minsheng Stable Financial Scheme No. W73”, with the value date of August 30, 2007 and the expiry date of August 30, 2008. The Company deposited one million only in the wealth management account as the principal of RMB financial products for transaction of RMB financial products.

(2)	On June 30, 2008, the Company, Xihong Wang and Yigang Zhao signed the Agreement for Credit and Debt Restructuring. According to the agreement, the Company transferred to Yigang Zhao its credit of RMB 1.62 million payable by Xihong Wang, and Yigang Zhao waived the Company’s debt of RMB 1.62 million payable to him.

(3)	Details of business contracts are as follows:

For more information, see Section 8.0 of the Disclosure.

(4)	For information, refer to Section 7.15 herein.

7.13	Intellectual Properties
The Company possesses the following intellectual properties:
The corporate domain name: http://www.adsoutdoor.com.cn
7.14	Insurance
Since 2002, for some of its employees (for details of the employees for whom the Company pays the social insurance premium, see Section 7.18(2) herein), the Company has timely rendered pays social insurance premium (including endowment, unemployment, industrial injury, childbearing and medical insurance), without any breach of contract. In addition, the Company has purchased the property insurance, for which Pacific Insurance Co., Ltd. Beijing Branch issued the Comprehensive Policy of Property Insurance (Policy No.: 6800121022008000003).
7.15	Disputes
(1)	The Company and Blue Keynote (Beijing) International Media Advertising Co., Ltd. (hereinafter referred to as “Blue Keynote”) signed a contract on December 6, 2004, according to which, the Company entrusted Blue Keynote to publish the enterprise image advertisement of Beiqi Foton Automotive at the Pole Advertising Point east of the north side Huayi Bridge at the end of Capital International Airport Expressway, Chaoyang District, Beijing and the Company paid RMB 950,000 to Blue Keynote, but Blue Keynote failed to perform its contractual obligations. It is known that Blue Keynote has not obtained the authorization of the advertising point and has no ability to perform the contract. Deeming the behaviour of Blue Keynote as cheating, the Company brought a lawsuit to Beijing Congwen District People’s Court against Blue Keynote. On March 27, 2006, Beijing Congwen District People’s Court made a court decision to cancel the above contract and order Blue Keynote to pay to the Company an amount of RMB 950,000. Blue Keynote refused to accept the first instance decision and appealed to Beijing No. 2 Intermediate People’s Court. On June 19, 2006, Beijing No. 2 Intermediate People’s Court dismissed the appeal and affirmed the original judgment. On July 12, 2006, the Company applied to Beijing Congwen District People’s Court for execution. During the execution, it was found that Blue Keynote was missing and there was no property for execution. The Company could neither provide to the court the properties of Blue Keynote or any clue of such properties. On September 12, 2006, Beijing Congwen District People’s Court ruled for the termination of the execution procedure.
(2)	Shanghai Longli Advertising Media Co., Ltd. and Euro RSCG signed the Outdoor Advertising Contract for “Shanghai East China Hospital Recreation and Recuperation Building Roof Billboard” in March 2007, with the advertising period from May 26, 2008 to May 25, 2009 and the advertising client as VOLVO Automobile. Euro RSCG failed to pay the advertising fees to Shanghai Longli Advertising Media Co., Ltd. on May 10, 2008 in accordance with the contract. Although Shanghai Longli Advertising Media Co., Ltd. had demanded Euro RSCG to make payment several times, Euro RSCG has not yet made the payment to Shanghai Longli Advertising Media Co., Ltd. by now. On June 4, 2008, Shanghai Longli Advertising Media Co., Ltd. brought a lawsuit to Beijing Dongcheng District People’s Court against Euro RSCG.

(3)	On October 26, 2007, regarding the matter for Shanghai Longli Advertising Media Co., Ltd. to entrust Shanghai Everbright Advertising Media Co., Ltd. to advertise on consignment on the work maintenance site of Shanghai Subway Xujiahui Station Ganghui Square Entrance, Shanghai Longli Advertising Media Co., Ltd. and Shanghai Everbright Advertising Media Co., Ltd. signed the Outdoor Advertising Contract, but Shanghai Everbright Advertising Media Co., Ltd. has failed to perform the contract up to now and refuses to refund the payment according to the “Termination Agreement” signed by the parties thereto. The above contract cannot be further performed due to the breach of contract by the defaulting party.

(4)	On April 18, 2008, regarding the matter for the west advertising point on the roof of Yaojing Hotel, Spring City Square, Jinan, the Company and Shandong Beidou Advertisement Co., Ltd. signed the Contract for Advertisement Preparation and Publication. The Company has been orally notified of dismantling Yaojing Hotel, Spring City Square.

(5)	The Company and Shenzhen PBI Advertising Co., Ltd. signed the “Shenzhen Guang-Shen Expressway” Outdoor Advertising Contract. As the governmental department of Shenzhen was regulating the outdoor advertisements, the formalities of renewal had not been completed for the media. To avoid any risk, the Company has not made any payment in accordance with the contract.

(6)	With respect to the advertisement contract between the Company and Ningbo Huangma Advertising Co., Ltd on the unipole billboard at Zhongxing Road, Ningbo, as Hangzhou Jiayun Company failed to pay to the Company the income from the billboard sales according to the brokerage contract, the Company could not further perform the advertisement contract, and thus breached the contract with Ningbo Huangma Advertising Co., Ltd. The Company will take the legal action against Hangzhou Jiayun Company according to the actual situation. During the second advertising year, the Company paid liquidated damages of RMB 10,000 to Ningbo Huangma Advertising Co., Ltd., and the advertisement contract was thus terminated.

7.16	Governmental punishment, prohibition or instruction against the Company
Disputes and litigations disclosed herein.
7.18(2) Payrolls
As of the execution date of the Agreement, the payrolls for all the personnel and employees of the Company and its related companies are as follows:

Beijing Yanhuang Shengshi Advertising Co., Ltd.

									If social
									insurance
					Sick &				premium is
		Basic			Personal				paid by the
No.	Name	Salary	Bonus	Overtime	Leaves	Withholding	Others	Net Payroll	Company
G01	Youyi Wang	8,000.00					75.00	7,925.00	Yes
G02	Yigang Zhao	7,000.00					625.00	6,375.00	Yes
G03	Ting Li	6,000.00					475.00	5,525.00	No
G04	Min Zheng	6,000.00					475.00	5,525.00	Yes
G05	Hong Zhang	5,500.00					400.00	5,100.00	Yes
G06	Enbin Hu	4,000.00					175.00	3,825.00	Yes
G07	Jian He	4,000.00					175.00	3,825.00	No
G08	Chao Pan	3,500.00		500.00			175.00	3,825.00	Yes
G09	Fan Xu	4,000.00					175.00	3,825.00	Yes
G10	Yanbing Chen	2,500.00					25.00	2,475.00	Yes
G11	Liyun Le	2,000.00						2,000.00	Yes
G12	Yongtao Dai	1,200.00		500.00				1,700.00	No
G13	Mingzhu Ma	1,600.00						1,600.00	Yes
G14	Aili Chai	1,400.00		100.00				1,500.00	No
G15	Zhe Wang	2,500.00					25.00	2,475.00	Yes
G16	Yi Du	2,500.00					25.00	2,475.00	Yes
G17	Quanying Wang	1,000.00		500.00				1,500.00	No
G18	Mingming Li	1,200.00						1,200.00	No
G19	Dongmei Feng	1,200.00						1,200.00	No
G20	Jiuhui Sun	2,000.00						2,000.00	Yes
G21	Yang Gao	1,200.00						1,200.00	No
G22	Zhenglin Wang	1,000.00						1,000.00	No
G23	Han Zhang	1,200.00						1,200.00	No
Beijing Shenzhou Shengshi Advertising Co., Ltd.

									If social
									insurance
									premium
					Sick &				is paid by
		Basic			Personal				Shenzhou
No.	Name	Salary	Bonus	Overtime	Leaves	Withholding	Others	Net Payroll	Shengshi
G01	Bin He	5,000.00					325.00	4,675.00	Yes
G02	Yuhua Zhao	2,500.00					25.00	2,475.00	Yes
G03	Zhiliang Chen	1,500.00						1,500.00	No
G04	Lianzhi Wei	1,000.00						1,000.00	No
G05	Mingming Jiang	2,000.00						2,000.00	No

Beijing Longrich Advertising Media Co., Ltd.

									If social
									insurance
					Sick &				premium
		Basic			Personal				is paid by
No.	Name	Salary	Bonus	Overtime	Leaves	Withholding	Others	Net Payroll	Longrich
G01	Zhaodong An	3,500.00					125.00	3,375.00	Yes
G02	Juntao Dai	1,500.00						1,500.00	No
G03	Kaiqi Yang	1,000.00						1,000.00	No
G04	Luo Li	1,200.00						1,200.00	No
Hangzhou Yibo Advertising Co., Ltd.

			If social insurance premium is
			paid by Hangzhou Yibo
No.	Names	Salary	Advertising Co., Ltd.
01	Wei Li	8,000	No
02	Zhiping Fang	2,000	No
03	Lihua Yang	2,000	Yes
04	Guoping Zhang	2,000	No
05	Jingyi Hu	1,500	Yes
06	Caijuan Zhang	800	No
Shanghai Longli Advertising Media Co., Ltd.

			If social insurance premium is
			paid by Shanghai Longli
No.	Name	Salary	Advertising Media Co., Ltd.
01	Ying Wang	2,000.00	Yes
02	Min Zhang	1,500.00	No
7.18.4	Social insurance premium or welfare fund of employees
Since 2002, for some of its employees (for details of the employees for whom the Company pays the social insurance premium, see Section 7.18(2) herein), the Company has timely paid the social insurance premium (including endowment, unemployment, industrial injury, childbearing and medical insurance), without any default. The Company has not paid any housing accumulation fund for employees by now.

8.0
1)	Purchase and Sales Contracts for Advertisement

				Purchase Contract						Sales Contract
Form,
		Quantity and				Expiry
	Location of	Specification			Starting	Date	Execution					Starting	Expiry			Signing
	Outdoor	of Outdoor			Date of	of	Date of	Purchase	Name of		Name of	Date of	Date of	Name of		Date of
	Advertising	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Cost	Purchase	Advertising	Clients	Service	Service	Sales	Advertising	Sales
Sr. No	Media	Media	Signatory	Supplier	(Start)	(end)	Contract	(RMB)	Contract	Income(RMB)	Served	(Start)	(End)	Contract	Content	Contract	Remarks

1	East 4th Ring Road Honglingjin Bridge 6# Pillar	6m ×18m × 2 sides	Yanhuang Shengshi	Beijing Prosperous Tang Dynasty Advertising Co., Ltd.	2008.1.1	2008.12.31	2007.12.16	2,880,000.00	Contract for Use of Outdoor Advertisement Media on East 4th Ring Road	2,480,874.00	Aiguoren International Media Advertising (Beijing) Co., Ltd.	2008.1.3	2008.11.3	Outdoor Contract	Aiguoren International Media Advertising (Beijing) Co., Ltd. or its clients	2008.1.1	1. According to the provisions of the Purchase Contract, (1) the Supplier owned the advertising media and was entitled to charge the use fee of the outdoor advertising media from Beijing Yanhuang Shengshi Advertising Co., Ltd. (hereinafter referred to as “Yanhuang Shengshi”); (2) Since the contract was a temporary measure taken by the Supplier to ensure the continual occupation of the media in the circumstance where the use period of the initial bid winner had expired and the municipal administration commission had not yet organized another tender, the use period of the outdoor advertising media was provisionally one year from January 1, 2008 to December 31, 2008; if the municipal administration commission organized any tender during the above period, the contract should be terminated and Yanhuang Shengshi should immediately return the use right to the Supplier.
2. According to the Sales Contract with Aiguoren International Media Advertising (Beijing) Co., Ltd., from July 1, 2008 to September 17, 2008 was the period of requisition for Olympic Games, which should not be included in the advertising period.
3. According to the Sales Contract with Noble, if the government affirmed prior to July 1, 2008 that it would requisition the billboard during 2008 Beijing Olympic Games, the time for the 4th instalment of payment should be postponed for 3 months accordingly.

2	East 4th Ring Road Liulitun Bridge 5# Pillar	6m ×18m × 2 sides	Ditto	Ditto	Ditto	Ditto	Ditto	—	Ditto	6.4 million	Beijing Noble Advertising Co., Ltd.	2008.1.1	2008.12.31	Advertisement Consignment Contract		2007.12.7	Ditto

3	East 4th Ring Road Shibalidian Bridge #10 Pillar (Northwest Corner of Jing-Jin-Tang Interchange)	Unipole 7m ×21m × 2 sides	Yanhuang Shengshi	Beijing Gonglian Road Network Co., Ltd.	2008.1.1	2008.12.31	2008.4.14	660,000.00	Contract for Use of Outdoor Advertisement Media on East 4th Ring Road	1,400,000 for the 1st year and negotiable for the 2nd year	Aiguoren International Media Advertising (Beijing) Co., Ltd.	2008.1.1	2009.12.31	Supplementary Agreement for Outdoor Contract	Aiguoren International Media Advertising (Beijing) Co., Ltd. or its clients	2007.11.14 2008.5.1	1. According to the provisions of the Purchase Contract, (1) the Supplier owned the advertising media and was entitled to charge the use fee of the outdoor advertising media from Yanhuang Shengshi; (2) since the contract was a temporary measure taken by the Supplier to ensure the continual occupation of the media in the circumstance where the use period of the initial bid winner had expired and the municipal administration commission had not yet organized another tender, the use period of the outdoor advertising media was provisionally one year from January 1, 2008 to December 31, 2008; if the municipal administration commission organized any tender during the above period, the contract should be terminated and Yanhuang Shengshi should immediately return the use right to the Supplier; (3) during the Olympic Games, if the government and Olympic Organization Committee requisitioned the advertising media for propaganda of Olympic Games and set forth the requirements for the advertising content, Yanhuang Shengshi should unconditionally cooperate in meeting the requirements.
2. According to the Sales Contract, the advertising period specified in the Sales Contract was one year longer than that in the Purchase Contract.
3. According to the Supplementary Agreement for the Sales Contract, provided that Beijing Municipal Administration Commission had not invited any bid for the media prior to December 31, 2008, the period of requisition for outdoor advertising of Beijing Olympic Games should be extended accordingly (the requisition period was from July 1 to September 17, 2008); if the bid was invited prior to December 31, 2008, the actual advertising period should count.

				Purchase Contract						Sales Contract
Form,
		Quantity and				Expiry
	Location of	Specification			Starting	Date	Execution					Starting	Expiry			Signing
	Outdoor	of Outdoor			Date of	of	Date of	Purchase	Name of		Name of	Date of	Date of	Name of		Date of
	Advertising	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Cost	Purchase	Advertising	Clients	Service	Service	Sales	Advertising	Sales
Sr. No	Media	Media	Signatory	Supplier	(Start)	(end)	Contract	(RMB)	Contract	Income(RMB)	Served	(Start)	(End)	Contract	Content	Contract	Remarks

4	East 4th Ring Road #1 Pillar (inner ring at the Northwest Corner of Yunxiao Bridge)	Unipole Three-side 6m ×18m ×3 side	Yanhuang Shengshi	Beijing Gonglian Road Network Co., Ltd.	2008.1.1	2008.12.31	2008.4.14	3,280,000.00	Contract for Use of Outdoor Advertisement Media on East 4th Ring Road	8,800,000.00	Guangzhou Honda Automobile Co., Ltd. Guangdong Guangbo Baotang Advertising Co., Ltd.	2008.3.8	2009.3.7	Advertisement Contract	Guangzhou Honda	2008.3.6	1. According to the provisions of the Purchase Contract, (1) the Supplier owned the advertising media and was entitled to charge the use fee of the outdoor advertising media from Yanhuang Shengshi; (2) since the contract was a temporary measure taken by the Supplier to ensure the continual occupation of the media in the circumstance where the use period of the initial bid winner had expired and the municipal administration commission had not yet organized another tender, the use period for the outdoor advertising media was provisionally one year from January 1, 2008 to December 31, 2008; if the municipal administration commission organized any tender during the above period, the contract should be terminated and Yanhuang Shengshi should immediately return the use right to the Supplier; (3) during the Olympic Games, if the government and Olympic Organization Committee requisitioned the advertising media for propaganda of Olympic Games and set forth the requirements for the advertising content, Yanhuang Shengshi should unconditionally cooperate in meeting the requirements.
2. The expiry date of advertising period specified in the Sales Contract for East 4th Ring Road #1 Pillar (inner ring at the Northwest Corner of Yunxiao Bridge) was later than that in the Purchase Contract.

3. According to the Sales Contract with Guangzhou Honda Automobile Co., Ltd. and Guangdong Guangbo Baotang Advertising Co., Ltd., if the billboard was requisitioned by the government during 2008 Beijing Olympic Games, upon expiration of the advertising period, Yanhuang Shengshi should extend the advertising period accordingly for Guangzhou Honda or settle the account as per the actual days of advertising. 3. According to the Sales Contract with Aiguoren International Media Advertising (Beijing) Co., Ltd., from July 1 to September 17, 2008 was the period of requisition for Olympic Games.

5	East 4th Ring Road #2 Pillar (Outer Ring north of the road at Jiuxianqiao Exit)	Unipole Two sides; 7m × 21m × 2 sides (in accordance with the Sales Contract)	Ditto	Ditto	Ditto	Ditto	Ditto	—	Ditto	4,454,098.00	Aiguoren International Media Advertising (Beijing) Co., Ltd.	2008.1.1	2008.12.31	Advertisement Contract	Aiguoren International Media Advertising (Beijing) Co., Ltd. or its clients	2008.1.1	Ditto

6	General Building Roof Billboard on the west of Capital Airport Car Park	Roof billboard 37m ×8.5m	Yanhuang Shengshi	Beijing Xingkaite Advertising Co., Ltd.	2007.8.28	2009.2.28	2007.7.18	3.9 million for one year and half (2.6 million /Year).	Outdoor Contract	300,000.00	Beijing Xingtai Real Estate Development Co., Ltd.	2008.6.16	2008.7.15	Jiarunyuan International Community Capital Airport Outdoor Advertising Contract	Beijing Xingtai Real Estate Development Co., Ltd.	2008.5.30	1. According to the Purchase Contract, if the government stipulated for publication of public welfare advertisement, the advertising period should be extended accordingly.
2. According to the Sales Contract, Yanhuang Shengshi should ensure the entitlement to the legal ownership or disposal right of the advertising media under the Contract, take on all the approval formalities for advertising under the Contract and obtain the licensing. 3. As introduced by the Company, the Sales Contract has expired, but Yanhuang Shengshi and Beijing Xingtai Real Estate Development Co., Ltd. are still performing the Sales Contract.

7	Unipole south of Tianzhu Toll-gate on Beijing Airport Road, 18.5km away from the city area	High pole; 6M(H)×18M(W)× 2 sides	Yanhuang Shengshi	Shanghai Asiaray Advertising Co., Ltd.	2008.1.1	2008.12.31	2008.1.3	7.2 million	Advertising Contract	7,500,000.00	Mercedes-Benz (China) Ltd.	2008.1.1	2008.12.31	Service Agreement	Benz	2007.12.27	1. According to the provisions of the Purchase Contract, the Supplier should ensure its legal leasing qualification for the advertising point; the Supplier should be responsible to complete the formalities for approval of the relevant governmental department and ensure that the advertising point could be normally used by Yanhuang Shengshi to publish advertisements during the contract period.
2. According to the Sales Contract, (1) Yanhuang Shengshi undertook that it had completed or obtained all the necessary and applicable internal authorization procedure, governmental licensing and approval or third-party consent for the purpose of signing and performing the agreement; (2) for itself and on behalf of the related parties, Yanhuang Shengshi represented, warranted and undertook as follows: it had followed and would continue to follow all the applicable laws; (3) the parties to the agreement and their related parts or shareholders should abide by the laws and regulations inclusive of the Chinese laws and regulations on anti-corruption (including but not limited to the US Foreign Corrupt Practice Act and/or German laws against corrupt practice) and other laws and regulations applicable to any behaviour of the parties to the agreement or their related parties in connection with the agreement, or applicable to any other business of the parties to the Agreement or another member of Daimler-Chrysler Corporation.
3. According to the Sales Contract, the advertising period excluded the period from July 1 to September 30.

8	Wall Light Box at Rapid Transit Stop, F/2, Building A 3# Terminal, Beijing Airport	Wall light box; 6.8M(W)×2M(H) (2 sides)	Yanhuang Shengshi	Shanghai Asiaray Advertising Co., Ltd.	2008.4.1	2008.9.30	2008.1.29	4,300,000.00	Advertising Contract	5,964,000.00	China Petroleum & Chemical Corporation	2008.4.1	2008.9.30	Advertising Contract	Image Advertisement	2008.1.31	1. According to the provisions of the Purchase Contract, (1) the Supplier should warrant its legal leasing qualification for the advertising point; the supplier were responsible to complete all the formalities for approval of the relevant governmental departments and ensure the normal use of the advertising point by Yanhuang Shengshi to publish advertisements during the contract period; (2) in case of such factors as the requisition of advertising media during Olympic Games, Yanhuang Shengshi undertook that the media under the contract should be subject to the general arrangement of the government and Beijing Olympic Organization Committee; in case of any impact on the contractual performance, neither of the parties should bear the liabilities for breach of the contract; the Supplier should extend the advertising for Yanhuang Shengshi at the original advertising point.
2. According to the Sales Contract, in case of such factors as the requisition of advertising media during Olympic Games, Sinopec undertook that the media under the contract should be subject to the general arrangement of the government and Beijing Olympic Organization Committee; in case of any impact on the contractual performance, neither of the parties should bear the liabilities for breach of the contract; Yanhuang Shengshi should extend the advertising for Sinopec at the original advertising point.

				Purchase Contract						Sales Contract
Form,
		Quantity and				Expiry
	Location of	Specification			Starting	Date	Execution					Starting	Expiry			Signing
	Outdoor	of Outdoor			Date of	of	Date of	Purchase	Name of		Name of	Date of	Date of	Name of		Date of
	Advertising	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Cost	Purchase	Advertising	Clients	Service	Service	Sales	Advertising	Sales
Sr. No	Media	Media	Signatory	Supplier	(Start)	(end)	Contract	(RMB)	Contract	Income(RMB)	Served	(Start)	(End)	Contract	Content	Contract	Remarks

9	Unipole H3-5, Entrance & Exit Channel, Haerbin International Airport	6m ×18m × 2 sides; 1 unipole	Yanhuang Shengshi	Advertisement Department of Haerbin International Airport	2005.1.5	2010.1.4	2004.12.10	1.3 million for five years (260,000/Year)	Contract	700,000.00	Portland (Shanghai) Advertising Co., Ltd.	2008.6.4	2009.5.31	Contract for Advertisement Publication and Fabrication	Volvo	2008.6.3	According to the provisions of the Purchase Contract, (1) the Supplier should provide Yanhuang Shengshi with a two-month promotion period (from January 5 to March 5, 2005); upon expiration of the promotion period, if Yanhuang Shengshi failed to publish any advertisement, the advertising period should be changed as from March 5, 2005 to March 4, 2010; (2) the Supplier was responsible for the approval from the administration for industry and commerce; (3) in case of any suspension of advertising for more than 30 days due to the reason of the Supplier, Yanhuang Shengshi had the right to terminate the performance of the contractual obligations and the contract should be terminated; the Supplier should refund the advertising payment to Yanhuang Shengshi for the corresponding period in which the advertising was not conducted and the Supplier should pay to Yanhuang Shengshi liquidated damages amounting to 10% of the contract price. According to the Sales Contract, Yanhuang Shengshi undertook to Portland (Shanghai) Advertising Co., Ltd. about the legality of the outdoor media.

10	Light box at the domestic arrival of the terminal building, Haerbing Taiping International Airport	Light box inside the terminal; 6m (W)×2m (H)	Yanhuang Shengshi	Heilongjiang Branch of Beijing Capital Airport Advertising Co., Ltd.	2008.1.15	2009.1.14	2008.1.2	400,000.00	Advertisement Contract	600,000.00	Mercedes-Benz (China) Ltd.	2008.3.10	2009.3.9	Service Agreement	Benz	2008.3.10	1. According to the Purchase Contract, where the advertisement could not be normally published due to the Supplier’s breach of the contract and the Supplier failed to rectify within 15 days upon occurrence of such breach, Yanhuang Shengshi was entitled to cancel the Contract and the Supplier should settle the advertising fees as per the actual days of advertising and refund the remaining advertisement fees.
2. According to the Sales Contract, (1) Yanhuang Shengshi undertook that it had completed or obtained all the necessary and applicable internal authorization procedure, governmental licensing and approval or third-party consent for the purpose of signing and performing the agreement; (2) for itself and on behalf of the related parties, Yanhuang Shengshi represented, warranted and undertook as follows: it had followed and would continue to follow all the applicable laws; (3) the parties to the agreement and their related parts or shareholders should abide by the laws and regulations inclusive of the Chinese laws and regulations on anti-corruption (including but not limited to the US Foreign Corrupt Practice Act and/or German laws against corrupt practice) and other laws and regulations applicable to any behaviour of the parties to the agreement or their related parties in connection with the agreement, or applicable to any other business of the parties to the Agreement or another member of Daimler-Chrysler Corporation.
3. The expiration date of the Sales Contract was later than that of the Purchase Contract.

11	Roof signboard, Five-ring Plaza, Zhonghe Flyover, Hangzhou	Roof billboard; 43m (H)×7m (W)	Yanhuang Shengshi	Hangzhou Shiyou Advertisement Planning Co., Ltd.	2007.9.20	2010.9.19	2007.8.10	3.78 million for three years (1.2 million for 1st year, 1.26 million for 2nd year, 1.32 million for 3rd year)	Outdoor Advertising Contract	1,980,000.00	Portland (Shanghai) Advertising Co., Ltd.	2008.6.5	2009.6.4	Advertising Contract	SAP	2008.5	1. According to the Purchase Contract, the Supplier undertook that the outdoor poster was legal.
2. According to the Sales Contract, Yanhuang Shengshi undertook to Portland (Shanghai) Advertising Co., Ltd. that the outdoor media was legal.

12	Roof signboard, Central Hotel,, Airport Road, Guangzhou	Roof billboard; South/North: 6M(H)×36M(W)× 2 sides East: 6M(H)×6.5M(W)	Yanhuang Shengshi	Guangzhou Topstar Advertising Co., Ltd.	2007.4.28	2008.4.27 (See Note 1)	2007.4.10	1.5 million /Year	Outdoor Advertising Contract and Supplementary Agreement	1. According to the Supplementary Agreement and in accordance with the requirement of Yanhuang Shengshi, the Supplier should positively negotiate with the advertising arena and strive to extend the leasing period of the Lease Contract to 2009; if such negotiation was successful, the advertising period in the Outdoor Advertising Contract between the parties thereto should be automatically extended for one year from April 28, 2008 to April 27, 2009. As explained by the Company, at present, the Outdoor Advertising Contract has been extended automatically for one year. 2. According to the Purchase Contract, the Supplier should ensure the legal advertising formalities for the advertising media.
3. The Brokerage Contract is under process of renewal.

				Purchase Contract						Sales Contract
		Form,
		Quantity and				Expiry
	Location of	Specification			Starting	Date	Execution					Starting	Expiry			Signing
	Outdoor	of Outdoor			Date of	of	Date of	Purchase	Name of		Name of	Date of	Date of	Name of		Date of
	Advertising	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Cost	Purchase	Advertising	Clients	Service	Service	Sales	Advertising	Sales
Sr. No	Media	Media	Signatory	Supplier	(Start)	(end)	Contract	(RMB)	Contract	Income(RMB)	Served	(Start)	(End)	Contract	Content	Contract	Remarks

13	Roof of Minzhu Building, 39 Guangzhou Avenue Central	Roof billboard inkjet painting with spotlight (38.1+10.6)m (w)×8m(h)	Yanhuang Shengshi	Guangzhou Topstar Advertising Co., Ltd.	2008.5.18	2009.5.17	2008.2.18	2,300,000.00	Outdoor Advertisement Contract	2,350,000.00	Mercedes-Benz (China) Ltd.	2008.5.18	2009.5.17	Service Agreement	Benz	2008.3.10	1. According to the Purchase Contract, (1) the Supplier should ensure the legal advertising formalities for the advertising media; (2) where the advertising media had to be removed or stopped from publication due to any external factors (including the urban construction and governmental planning), the Supplier should provide the valid document of certification and refund the media fees paid by Yanhuang Shengshi for the portion not performed; in case of failing to provide such document, the Supplier should be deemed as breach of contract, Yanhuang Shengshi had the right to terminate the contract, the Supplier had to refund the media fees already paid for the portion not performed and the Supplier should pay liquidated damages amounting to 30% of the advertising fees.
																	2. According to the Sales Contract, (1) Yanhuang Shengshi undertook that it had completed or obtained all the necessary and applicable internal authorization procedure, governmental licensing and approval or third-party consent for the purpose of signing and performing the agreement; (2) for itself and on behalf of the related parties, Yanhuang Shengshi represented, warranted and undertook as follows: it had followed and would continue to follow all the applicable laws; (3) the parties to the agreement and their related parts or shareholders should abide by the laws and regulations inclusive of the Chinese laws and regulations on anti-corruption (including but not limited to the US Foreign Corrupt Practice Act and/or German laws against corrupt practice) and other laws and regulations applicable to any behaviour of the parties to the agreement or their related parties in connection with the agreement, or applicable to any other business of the parties to the Agreement or another member of Daimler-Chrysler Corporation.

14	Southwest roof billboard, Yaojing Hotel, Spring City Square	Roof billboard 25m ×10m	Yanhuang Shengshi	Shandong Beidou Advertisement Co., Ltd.	2008.4.25	2011.4.24	2008.4.18	660,000 /Year	Advertisement Preparation Contract								Having been orally notified about the removal of Spring City Square Yaojing Hotel.

15	Xincheng Avenue, Wenzhou	Frontlit double-side unipole advertisement (Unipole Billboard) 4.33m ×13m × 2 sides	Yanhuang Shengshi	Wenzhou Blue-sky Advertisement Planning Co., Ltd.	2007.11.10	2008.11.9	2007.9.18 2007.9.20	330,000.00	Zhejiang Advertisement Undertaking Contract Advertising Contract (Supplementary)	460,000.00	Publicis Advertising Co., Ltd. Shanghai Branch	2007.11.10	2008.11.9	Agreement	Shenlong	2007.10.29	According to the Purchase Contract, the Supplier undertook that during the contract period, it had the publication right for the advertising point and all the necessary qualifications specified by the law for performing the contract; the Supplier was responsible to obtain all the approvals from the competent governmental authorities for advertising under the contract.
																	According to the Sales Contract, (1) Yanhuang Shengshi should obtain the approval from all the relevant departments for establishment of advertising media and publication of advertisements during the agreement period and complete all such other necessary formalities as registration and filing; (2) Yanhuang Shengshi had the right to execute the Agreement as well as the statutory power and rights to grant to Publicis Advertising Co., Ltd. Shanghai Branch all the rights specified in the Agreement, and all other necessary power and rights.

16	Curtain wall of Jinshan Hotel, 24 Zhonghe Road, Hangzhou	Curtain wall 20m ×30m	Yanhuang Shengshi	Hangzhou Shiyou Advertisement Planning Co., Ltd.	2007.8.7	2010.8.6	2007.6.18	1.2 million /Year	Outdoor Advertising Contract						Volvo		According to the Purchase Contract, the Supplier undertook that the outdoor poster was legal and safe.. As introduced by the Company, the billboard is under construction.

17	Showboard on Building Top of Procuratorate, Jinshui Road, Zhengzhou	Roof billboard	Beijing Longrich Advertising Media Co., Ltd.	Henan Xintianming Advertisement Information Media Co., Ltd.	2007.11.23	2009.11.22	2007.12.28		Advertisement Business Contract								According to the Advertisement Business Contract, the agency fee for the first year amounted to RMB 215,000 (on the premise that the contract price of Henan Xintianming Advertisement Information Media Co., Ltd. with the client recommended by Beijing Longrich should be at least RMB 750,000/Year).

18	Wall surface of Zengze Plaza, 1590 Yanan West Road, Shanghai	Wall advertisement East: 4m ×14m; west: 18m ×6m	Shanghai Longli Advertising Media Co., Ltd. (as the signatory of the purchase contract) Yanhuang Shengshi (as the signatory of the sales contract)	Shanghai Art-designing Corp	2006.9.1	2009.8.31	2006.7.19	2.4 million for 3 years (Note: 800,000 /Year)	Outdoor Advertising Contract	2.3 million for two years (1.2 million for 1st year and 1.1 million for 2nd year)	OOH Network (China)	2007.1.1	2008.12.31	Contract Supplementary Agreement		2006.11.24 2008.1.8	According to the Supplementary Agreement to the Contract, if the advertising point became idle for more than 30 days due to the poor management of OOH Network (China) during the second year, Yanhuang Shengshi should change the advertising fee from RMB 1.1 million to RMB 1.05 million for the second year.

				Purchase Contract						Sales Contract
		Form,
		Quantity and				Expiry
	Location of	Specification			Starting	Date	Execution					Starting	Expiry			Signing
	Outdoor	of Outdoor			Date of	of	Date of	Purchase	Name of		Name of	Date of	Date of	Name of		Date of
	Advertising	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Cost	Purchase	Advertising	Clients	Service	Service	Sales	Advertising	Sales
Sr. No	Media	Media	Signatory	Supplier	(Start)	(end)	Contract	(RMB)	Contract	Income(RMB)	Served	(Start)	(End)	Contract	Content	Contract	Remarks

19	Wangfujing Entrance of Oriental Plaza	1 door lintel 9.4m ×2.2m	Yanhuang Shengshi	Beijing Dahua Quanqiu Advertising Co., Ltd.	2008.6.1	2008.9.30	2008.4.21	152,000.00	Oriental Plaza Advertising Contract	190,000.00	DDB (Beijing) Co., Ltd.	2008.6.1	2008.9.30	Outdoor Advertising Contract	Citizen	2008.4.28	According to the Sales Contract, Yanhuang Shengshi undertook that it owned the advertising media or enjoyed the total use right during advertising.

20	Dongdan Entrance of Oriental Plaza	1 lintel 9.4m ×2.2m	Yanhuang Shengshi	Beijing Dahua Quanqiu Advertising Co., Ltd.	2008.6.1	2008.9.30	2008.4.21	304,000.00	Oriental Plaza Advertising Contract	380,000.00	TBWA (Shanghai) Advertising Co., Ltd. Beijing Branch	2008.6.1	2008.9.30	Outdoor Advertising Contract	IPOD	2008.4.28	According to the Sales Contract, Yanhuang Shengshi undertook that it owned the advertising media or enjoyed the total use right during advertising.

21	Tsinghua Science & Technology Park, Minzhuang Road, Haidian District (billboards on both sides of the south entrance to Yuquan Huigu, first four groups from east)	8-side billboard Ground-mounted light box	Beijing Longrich Advertising Media Co., Ltd.	Beijing Yuquan Huigu Property Management Co., Ltd.	2008.3.15	2008.12.15	2008.3.5	36,000.00	Billboard Lease Agreement	64,8000,.00	Beijing McDonalds Food Co., Ltd.	2008.3.15	2008.12.14	Advertising Agreement		2008.3.10

22	Huairou Mutianyun Roundabout	Steel structure, PVC painting 3m ×6m	Beijing Longrich Advertising Media Co., Ltd.	Quansuo Yang	—	—	2008.4.29	400 /Year	Land Occupation Agreement	2.50,000/Year	Beijing McDonalds Food Co., Ltd.	2008.4.18	2013.4.17	Advertising Agreement		2008.3.24

23	West of Seamen’s Club, Renmin Road, Zhongshan District, Dalian	Wall billboard 13.35m ×23.4m (Vertical)	Yanhuang Shengshi	Dalian Guoyuwujiang Media Co., Ltd.	2008.4.10	2009.4.9	—	1,360,000.00	Outdoor Advertising Contract	1,750,000.00	Mercedes-Benz (China) Ltd.	2008.4.10	2009.4.9	Service Agreement	Benz	2008.3.10	1. According to the Sales Contract, (1) Yanhuang Shengshi undertook that it had completed or obtained all the necessary and applicable internal authorization procedure, governmental licensing and approval or third-party consent for the purpose of signing and performing the agreement; (2) for itself and on behalf of the related parties, Yanhuang Shengshi represented, warranted and undertook as follows: it had followed and would continue to follow all the applicable laws; (3) the parties to the agreement and their related parts or shareholders should abide by the laws and regulations inclusive of the Chinese laws and regulations on anti-corruption (including but not limited to the US Foreign Corrupt Practice Act and/or German laws against corrupt practice) and other laws and regulations applicable to any behaviour of the parties to the agreement or their related parties in connection with the agreement, or applicable to any other business of the parties to the Agreement or another member of Daimler-Chrysler Corporation.

24	Three-side T signboards at the juncture Hongfu East Road with Xinyuan Road and Bayi Road, Songshanhu Avenue, Dongguan	T-type three-side pillar 18m (L), 7m (H); three sides	Yanhuang Shengshi	Dongguan Botao Advertisement Decoration Co., Ltd.	2008.3.10	2009.3.9	2008.3.9	1,200,000.00	Lease Contract	1,230,000.00	Mercedes-Benz (China) Ltd.	2008.3.10	2009.3.9	Service Agreement	Benz	2008.3.10	1. According to the Purchase Contract, the advertising pole was the property of the Supplier.
																	2. According to the Sales Contract, (1) Yanhuang Shengshi undertook that it had completed or obtained all the necessary and applicable internal authorization procedure, governmental licensing and approval or third-party consent for the purpose of signing and performing the agreement; (2) for itself and on behalf of the related parties, Yanhuang Shengshi represented, warranted and undertook as follows: it had followed and would continue to follow all the applicable laws; (3) the parties to the agreement and their related parts or shareholders should abide by the laws and regulations inclusive of the Chinese laws and regulations on anti-corruption (including but not limited to the US Foreign Corrupt Practice Act and/or German laws against corrupt practice) and other laws and regulations applicable to any behaviour of the parties to the agreement or their related parties in connection with the agreement, or applicable to any other business of the parties to the Agreement or another member of Daimler-Chrysler Corporation.

25	Ningbo Airport Road in direction of the city proper	Two sides of the revolving billboard (note: two sides for business advertising and other for public welfare advertising); 47m ×6.7m	Yanhuang Shengshi	Ningbo Airport United Advertising Co., Ltd.	2008.3.1	2009.2.28	2008.3.7	700,000.00	Ningbo Leshe International Airport Advertising Contract	900,000.00	Mercedes-Benz (China) Ltd.	2008.3.10	2009.3.9	Service Agreement	Benz	2008.3.10	1, According to the Sales Contract, (1) Yanhuang Shengshi undertook that it had completed or obtained all the necessary and applicable internal authorization procedure, governmental licensing and approval or third-party consent for the purpose of signing and performing the agreement; (2) for itself and on behalf of the related parties, Yanhuang Shengshi represented, warranted and undertook as follows: it had followed and would continue to follow all the applicable laws; (3) the parties to the agreement and their related parts or shareholders should abide by the laws and regulations inclusive of the Chinese laws and regulations on anti-corruption (including but not limited to the US Foreign Corrupt Practice Act and/or German laws against corrupt practice) and other laws and regulations applicable to any behaviour of the parties to the agreement or their related parties in connection with the agreement, or applicable to any other business of the parties to the Agreement or another member of Daimler-Chrysler Corporation.

26	18 light pole banners at Wulin Square, Hangzhou	Light pole banners	Hangzhou Shiyou Advertiseme Planning Co., Ltd.	Hangzhou Power Advertising Co., Ltd.	2008.4.1	2008.12.30	—	300,000.0	Agreement for Outdoor Color Banner	102,200	Shanghai Funantang Advertising Co., Ltd.	2008.9.1	2008.9.30	Advertising Contract		2008. 6.30	Hangzhou Shiyou Advertisement Planning Co., Ltd. undertook to transfer its rights and obligations under the Purchase Contract and Sales Contract to Hangzhou Yibo Advertising Co., Ltd. and complete the formalities for such transfer as soon as possible.

				Purchase Contract						Sales Contract
		Form,
		Quantity and				Expiry
	Location of	Specification			Starting	Date	Execution					Starting	Expiry			Signing
	Outdoor	of Outdoor			Date of	of	Date of	Purchase	Name of		Name of	Date of	Date of	Name of		Date of
	Advertising	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Cost	Purchase	Advertising	Clients	Service	Service	Sales	Advertising	Sales
Sr. No	Media	Media	Signatory	Supplier	(Start)	(end)	Contract	(RMB)	Contract	Income(RMB)	Served	(Start)	(End)	Contract	Content	Contract	Remarks

27	49 light pole banners at Wulin Square, Hangzhou	Light pole banners	Hangzhou Shiyou Advertiseme Planning Co., Ltd.	Hangzhou Wulin Square Management Committee	2008.4.1	2009.3.31	2008.3.20	70,000.00	Agreement for Wulin Square Banner Advertising	—	Ditto	Ditto	Ditto	Ditto		Ditto	Hangzhou Shiyou Advertisement Planning Co., Ltd. undertook to transfer its rights and obligations under the Purchase Contract and Sales Contract to Hangzhou Yibo Advertising Co., Ltd. and complete the formalities for such transfer as soon as possible.

28	East of Zhejiang Exhibition Hall at Wulin Square, Hangzhou	34m ×6m ×1 side	Yanhuang Shengshi	Hangzhou Yangcheng Advertising Co., Ltd.	2008.5.1	2010.4.30	2008.4.1	1.2 million For 1st year and 1.2 million for 2nd year	Advertising Contract								1. According to the Advertising Contract signed by and between Yanhuang Shengshi and Hangzhou Yangcheng Advertising Co., Ltd., where the advertisement of Hangzhou Yangcheng Advertising Co., Ltd. could not be published further at the designated location due to the reason of the municipal administrative planning and construction (subject to the document of the governmental department), it should be settled in the following manner: it should be shifted to another location affirmed jointly by the parties for further publication, while the difference of advertising expenses due to the change of location should be jointly borne by the parties thereto; where the parties failed to agree on this settlement, publication of the advertisement should be stopped, advertising expenses should be deducted for the published and the balance of advertising fees already paid should be refunded unconditionally by Hangzhou Yangcheng Advertising Co., Ltd. to Yanhuang Shengshi.

29	109 Jinshui Road, Zhengzhou		Beijing Longrich	Henan Dragon World Advertising Co., Ltd.	2008.4.15	2009.4.14	2008.3.10		Advertisement Brokerage Contract	Beijing Longrich facilitated Henan Dragon World Advertising Co., Ltd. to sign the Advertising Contract with its clients; upon advertising, Beijing Longrich charged agency fee amounting to 170,000.							According to the Advertisement Brokerage Contract, Beijing Longrich should facilitate Henan Dragon World Advertising Co., Ltd. to sign the Advertising Contract with its clients; upon advertising, Beijing Longrich should charge agency fee amounting to RMB170,000.

30	Qing-Yin Expressway		Beijing Longrich	Qingdao Gaohuang Media Co., Ltd.	2008.4.15	2009.4.14	2008.3.14		Advertisement Brokerage Contract	Beijing Longrich facilitated the publication of the advertising media; upon advertising, Beijing Longrich charged agency fees amounting to 210,000 (on the premise that the contract price of Qingdao Gaoguang Media Co., Ltd. with the clients recommended by Beijing Longrich should be at least 900,000/Year).							Beijing Longrich should facilitate the publication of the advertising media; upon advertising, Beijing Longrich should charge agency fees, amounting to RMB 210,000 (on the premise that the contract price of Qingdao Gaoguang Media Co., Ltd. with the clients recommended by Beijing Longrich should be at least RMB 900,000/Year).

31	509 Guanduli Interchange of East Ring Flyover and North Ring Flyover, Suzhou		Beijing Longrich	Suzhou Mingri Enterprise Image Planning and Media Co., Ltd.	2008.7.1	2009.6.30	2008.3.24		Advertisement Brokerage Contract	According to the Advertisement Brokerage Contract, Beijing Longrich facilitated the publication of the advertising media; upon advertising, Beijing Longrich charged agency fees amounting to 100,000 (on the premise that the contract price of Suzhou Mingri Enterprise Image Planning and Media Co., Ltd. with the clients recommended by Beijing Longrich should be at least 600,000/Year).							According to the Advertisement Brokerage Contract, Beijing Longrich should facilitate the publication of the advertising media; upon advertising, Beijing Longrich should charge agency fees amounting to RMB 100,000 (on the premise that the contract price of Suzhou Mingri Enterprise Image Planning and Media Co., Ltd. with the clients recommended by Beijing Longrich should be at least RMB 600,000 /Year).

				Purchase Contract						Sales Contract
		Form,
		Quantity and				Expiry
	Location of	Specification			Starting	Date	Execution					Starting	Expiry			Signing
	Outdoor	of Outdoor			Date of	of	Date of	Purchase	Name of		Name of	Date of	Date of	Name of		Date of
	Advertising	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Cost	Purchase	Advertising	Clients	Service	Service	Sales	Advertising	Sales
Sr. No	Media	Media	Signatory	Supplier	(Start)	(end)	Contract	(RMB)	Contract	Income(RMB)	Served	(Start)	(End)	Contract	Content	Contract	Remarks

32	6 columns Tianhe Airport Road, Wuhan	Unipole billboard 20m ×7m × 2 sides	Yanhuang Shengshi	Wuhan Lineland Advertising Co., Ltd.	2008.7.10	2009.7.9	2008.5.29	750,000.00	Outdoor Advertising Contract	900,000.00	Mercedes-Benz (China) Ltd.	2008.7.10	2009.7.9	Service Agreement	Benz	2008.5.12	1. According to the Purchase Contract, the Supplier undertook the formalities of licensing had been completed and the license had been obtained for establishment of the advertising media under the contract.
																	2. According to the Sales Contract, (1) Yanhuang Shengshi undertook that it had completed or obtained all the necessary and applicable internal authorization procedure, governmental licensing and approval or third-party consent for the purpose of signing and performing the agreement; (2) for itself and on behalf of the related parties, Yanhuang Shengshi represented, warranted and undertook as follows: it had followed and would continue to follow all the applicable laws; (3) the parties to the agreement and their related parts or shareholders should abide by the laws and regulations inclusive of the Chinese laws and regulations on anti-corruption (including but not limited to the US Foreign Corrupt Practice Act and/or German laws against corrupt practice) and other laws and regulations applicable to any behaviour of the parties to the agreement or their related parties in connection with the agreement, or applicable to any other business of the parties to the Agreement or another member of Daimler-Chrysler Corporation.

33	At the entrance to Victory Park, Renmin Street, Changchun	Unipole (doublte-side) 18m ×6m × 2 sides	Yanhuang Shengshi	Changchun Haotian Advertising Co., Ltd.	2008.5.4	2009.5.4	2008.4.19	700,000.00	Outdoor Contract	1,280,000.00	Mercedes-Benz (China) Ltd	2008.5.5	2009.5.4	Service Agreement	Benz	2008.5.12	1. According to the Sales Contract, (1) Yanhuang Shengshi undertook that it had completed or obtained all the necessary and applicable internal authorization procedure, governmental licensing and approval or third-party consent for the purpose of signing and performing the agreement; (2) for itself and on behalf of the related parties, Yanhuang Shengshi represented, warranted and undertook as follows: it had followed and would continue to follow all the applicable laws; (3) the parties to the agreement and their related parts or shareholders should abide by the laws and regulations inclusive of the Chinese laws and regulations on anti-corruption (including but not limited to the US Foreign Corrupt Practice Act and/or German laws against corrupt practice) and other laws and regulations applicable to any behaviour of the parties to the agreement or their related parties in connection with the agreement, or applicable to any other business of the parties to the Agreement or another member of Daimler-Chrysler Corporation.

34	Location A, Wall Surface, Chengcheng Plaza, Dianchi Road, Kunming	Wall billboard 19m ×10m	Yanhuang Shengshi	Kunming Shengmeida Advertising Co., Ltd.	2008.6.15	2009.6.14	2008.5.8	400,000.00	Outdoor Advertising Contract	650,000.00	DDB (Beijing) Co., Ltd	2008.6.15	2009.6.14	Outdoor Advertising Contract	Dongfeng Peugeot	2008.5.8	1. According to the Purchase Contract, the Supplier was responsible to complete all the formalities of approval from the governmental authorities required for the frames on the advertisement.
																	2. According to the Sales Contract, Yanhuang Shengshi undertook that it owned the media of advertisement or enjoyed its total use right during the advertising period.

35	Above Nanjing Weigang Tunnel	Billboard above the tunnel	Beijing Longrich							20,000.00	Nanjing Guanzhu Advertising Co., Ltd.	2008.3.10	2009.3.9	Service Agreement		—	According to the Service Agreement, Beijing Longrich was willing to assist Nanjing Guanzhu Advertising Co., Ltd. in advertising for Benz automobiles

36	X2 Xiaoshan International Airport, Hangzhou	Unipole 18m ×6m × 2 sides	Yanhuang Shengshi	Hangzhou Liangche Advertising Co., Ltd.	2009.1.25	2010.1.24	2008.6.3	950000	Outdoor Advertising Contract								1. According to the provisions of the Purchase Contractor, the Supplier undertook to provide the advertising point at the specified location and complete all the legal formalities for advertising.

37	Car Park No. 1, Hongluo Temple, Huairou District, Beijing		Beijing Yurun Advertising Co., Ltd is the signatory, but the actual execution party is changed to Beijing Longrich	Huairou County Huairou Town Luzhuang Economic Cooperatives				3000	Land Occupation Agreement	20,000.00	Beijing McDonalds Food Co., Ltd.	2008.01.07	2013.01.06			2007.12.28	As introduced by the Company, Longrich Advertising actually performed the contract with Huairou County Huairou Town Luzhuang Economic Cooperatives.

				Purchase Contract						Sales Contract
Form,
		Quantity and				Expiry
	Location of	Specification			Starting	Date	Execution					Starting	Expiry			Signing
	Outdoor	of Outdoor			Date of	of	Date of	Purchase	Name of		Name of	Date of	Date of	Name of		Date of
	Advertising	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Cost	Purchase	Advertising	Clients	Service	Service	Sales	Advertising	Sales
Sr. No	Media	Media	Signatory	Supplier	(Start)	(end)	Contract	(RMB)	Contract	Income(RMB)	Served	(Start)	(End)	Contract	Content	Contract	Remarks

38	At the juncture of Futong East Street with Guangshun South Street and Huajiadi South Street, Wangjing, Beijing	Banners	Yanhuang Shengshi	Beijing Meizhong Times Media Advertising Co., Ltd.	2008.05.19	2008.06.02		160,000	Outdoor Advertising Contract	234,000.00	DDB (Beijing) Co., Ltd.	2008.05.19	2008.06.02			2008.04.14	According to the Outdoor Advertising Contract signed by and between Yanhuang Shengshi and Beijing Meizhong Times Media Advertising Co., Ltd., Beijing Meizhong Times Media Advertising Co., Ltd. undertook that it owned the advertising media or enjoyed the complete use right during advertising and had the capacity to legally provide advertising services. The Company confirmed by email for performing the above contract in September.

2)	Miscellaneous

(1)	On January 1, 2008, Yanhuang Shengshi and Beijing Huawen-Asatsu Advertising Co., Ltd. (hereinafter referred to as “Huawen-Asatsu”) signed the Advertisement Business Contract, according to which, Huawen-Asatsu would put forward the requirements for outdoor advertising data information in and outside Beijing, and Yanhuang Shengshi should provide it with the relevant data information services. The parties thereto should settle the account in the mode of monthly service fees. In case the requirement of Huawen-Asatsu covered less than 10 cities, Huawen-Asatsu should monthly pay to Yanhuang Shengshi an amount of RMB 5,000; in case the requirement of Huawen-Asatsu covered more than 10 cities, Huawen-Asatsu should monthly pay to Yanhuang Shengshi an amount of RMB 10,000. The contract was valid from January 1 to December 31, 2008.

(2)	On July 8, 2008, Yanhuang Shengshi and Changping District Shahe Township People’s Government signed the Agreement for Billboard Fabrication, according to which, Yanhuang Shengshi should fabricate and install 10 double-side billboards in accordance with the requirement of Changping District Shahe Township People’s Government; Changping District Shahe Township People’s Government should pay RMB 300,000 to Yanhuang Shengshi for the work; Yanhuang Shengshi should be liable for maintaining the erected billboards for 1 year as from the date of acceptance.

(3)	On July 10, 2008, Yanhuang Shengshi and Beijing Meidian Enterprise Planning Co., Ltd. signed the Agreement for Billboard Fabrication, according to which, Beijing Meidian Enterprise Planning Co., Ltd. should fabricate and install 10 double-side billboards in accordance with the requirement of Yanhuang Shengshi; Yanhuang Shengshi should pay RMB 175,000 to Beijing Meidian Enterprise Planning Co., Ltd. for the work, Beijing Meidian Enterprise Planning Co., Ltd. should be liable for maintaining the erected billboards for 1 year as from the date of acceptance.

(4)	Yanhuang Shengshi and Fleishman-Hillard International Communications Co., Ltd. signed the Contract, according to which, Yanhuang Shengshi should fabricate and install the Benz Light Box at the car park of National Centre for Performing Arts in accordance with the requirement of Fleishman-Hillard International Communications Co., Ltd.; Fleishman-Hillard International Communications Co., Ltd. should pay RMB 82,648 to Yanhuang Shengshi; Yanhuang Shengshi should be liable for maintaining the erected billboard for 1 year as from the date of acceptance.

(5)	On July 3, 2008, Yanhuang Shengshi and Beijing United Creative Scrolling Light Box Factory signed the Agreement for Fabrication of Scrolling Light Boxes, according to which, Beijing United Creative Scrolling Light Box Factory was responsible to fabricate 2 units of 160 profile scrolling light boxes, for which Yanhuang Shengshi should pay RMB 26,106.6, and Beijing United Creative Scrolling Light Box Factory

should be responsible for one-year maintenance as from the installation date of the scrolling light boxes.

APPENDIX 5. EMPLOYMENT CONTRACT

Employment Contract
Contract no:
Party A : Beijing Yanhuang Shengshi Advertising Co.,Ltd.
Legal representative:
Address: South 320, Miaochengshizi Avenue, Miaocheng, Huairou District, Beijing.
Telephone:

Party B:

Sex:	Date of birth:

Identity card no::

Residential address:

Zip code:	Telephone:

Place of household registration:
     Pursuant to the “Labor Law of the People’s Republic of China” and the stipulations of the relevant laws and regulations, Party A and Party B hereby unanimously agree to enter into this Contract on a voluntary and equitable basis.
Article 1 Term of the Contract
1.1 The term of validity of the Contract shall commence on            and continue until                    .
Article 2 Position
     2.1 Party A hereby employs Party B to assume the duties of                     .
Depending on the job requirements and the actual working abilities of Party B, Party A shall be entitled to change the nature of the position at any time.
     2.2 Party B has diligently reviewed each of the Company’s standard rules and regulations, the Employees’ Manual and employee disciplinary procedures, and shall strictly abide by each of the Company’s standard rules and regulations, the Employees’ Manual and employee disciplinary procedures, and be subordinate to management.
     2.3 During the performance period of the Contract, Party A shall be entitled to formulate, revise or abrogate the Company’s rules and regulations, Party B shall abide by any existing and future valid rules and regulations which may be so formulated or revised.
     2.4 Party B shall complete the requisite scheduled workflow, which shall attain the requisite quality standards requested by Party A.
Article 3 Employee Safety
     3.1 Party A shall provide to Party B a working environment which conforms to state stipulations regarding safety and hygiene, and shall ensure that Party B shall work in an environment and under conditions that pose no danger to personal safety.
     3.2 Based on the actual circumstances of Party B’s position, Party A shall provide to Party B any necessary employee safety equipment required by the state.
Article 4 Working Hours
     4.1 Party A practices an eight-hour work day, with an average of 40 working hours per week. In the event that Party A arranges for Party B to work overtime, the number of overtime hours shall be confirmed by Party A and compensation for overtime shall be paid according to relevant state stipulations (or a commensurate amount of paid leave shall be arranged for Party B in lieu thereof). No compensation for overtime shall be paid in the event that Party B works overtime on matters that were not completed due to personal reasons, or in the event that Party A’s consent to overtime was not obtained. The calculation of compensation for overtime shall be established by Party A, but expenses (such as bonuses and subsidies) shall not be included therein.
     4.2 Party B shall be allowed to take paid leave such as marriage leave, compassionate leave and maternity leave (unless in violation of birth control regulations) as stipulated by the state. However, the wedding event, funeral event (limited to three generations of direct kinship) or maternity event must occur during the period of employment.

Article 5 Remuneration
     5.1 Monthly salary of Party B¡GA basic salary (after taxes) of RMB                   .
     5.2 The basic salary shall be paid in            on the ___ of each month. If the payment date falls on a statutory holiday, it shall be paid prior to the date of the statutory holiday. The performance-based salary shall be paid in the form of a bonus after the Company has achieved the performance appraisal targets agreed upon in the Equity Transfer Agreement.
     5.3 Party A shall withhold income tax on behalf of Party B and deduct other various expenses comprising contributions payable by Party B towards social insurance.
     5.4 Should there be any revision in the duties or in the position of Party B, Party A shall make a corresponding increase or reduction in Party B’s salary. The salary shall be subject to the revised calculation beginning in the month during which the new position commences.
     5.5 Other matters agreed upon between Party A and Party B in respect of salary:           .
Article 6 Compensation & Benefits
     6.1 Party A and Party B shall both participate in the social insurance program stipulated by the state and Beijing municipality. Party A shall complete the related social insurance enrollment formalities on behalf of Party B. Party B shall qualify for the various insurance benefits only after Party B’s personal files have been transferred to Party A’s records department within the stipulated deadline and after completion of the insurance formalities concerned, all in accordance with Party A’s request.
     6.2 In the event that Party B’s insurance contribution is not paid in a timely manner due to reasons attributable to Party B, Party B agrees to bear the corresponding consequences. In the event that the insurance contribution is not paid in time due to reasons attributable to Party A, Party A shall be responsible for the corresponding liabilities.
     6.3 Party A shall only be responsible for that portion of the social insurance contribution for which Party A is liable; the portion payable by Party B shall be deducted from the monthly salary of Party B on behalf of Party B by Party A.

     6.4 Medical treatment for Party B for sickness and non-work related injuries shall be provided in accordance with the relevant stipulations of the state and Beijing municipality.
Article 7 Employee Eiscipline
     7.1 Party B shall abide by the laws and regulations of the state.
     7.2 Party B shall abide by each of Party A’s standard rules and regulations, Employees’ Manual, and shall abide by Party A’s work procedures and confidentiality procedures. If Party B should violate the rules and regulations of Party A, Party A shall be entitled to handle the matter in accordance with regulations until such time as the Employment Contract is terminated.
     7.3 In the event that company property is damaged or lost by Party B, compensation shall be paid at market rates.
Article 8 Amendment and Termination
     8.1 Party A and Party B shall be permitted to amend the Employment Contract and promptly implement amendment procedures in any of the following circumstances:
1)	In the event of unanimous agreement between Party A and Party B after negotiations between them.

2)	In the event that the Contract cannot be executed as a result of a material change to the objective circumstances relied upon at the time the Contract was entered into.

3)	In the event of a change to any law, regulation or rule which was relied upon at the time the Contract was entered into.
     8.2 Party A may terminate the Contract at any time without compensation of any kind to Party B in any of the following circumstances:
1)	In the event that Party B seriously violates Party A’s employee disciplinary procedures and standard rules and regulations; or in the event it commits an act which materially injures the interests of Party A; or in the event of a material breach of duties which materially injures the interests of Party A.

2)	In the event that Party B violates state laws and is found guilty or sentenced to correctional labor, Party A shall be entitled to terminate the Employment Contract at anytime commencing from the date of Party B’s arrest.
     8.3 Party A may terminate the Contract under any of the following circumstances; provided, however, that 30 days’ prior written notice shall be given to Party B:
1)	In the event that, after the expiry of the stipulated medical treatment period related to sickness or a non-job related injury, Party B is unable to carry out his original duties nor any other duties arranged by Party A.

2)	In the event that there are duties that Party B is incapable of performing and that Party B continues to be incapable of performing in spite of training or a change in position.

3)	In the event that the Contract is unable to be executed as a result of a material change to the objective circumstances relied upon at the time the Contract was entered into, and, after negotiations between the Parties, no agreement regarding an amendment to the Employment Contract is able to be reached.
     8.4 In the event that Party A terminates the Employment Contract in accordance with Articles 8.1 and 8.3, it shall make economic compensation to Party B in accordance with the relevant regulations of the state and Beijing municipality.
     8.5 Party B may terminate the Contract at any time under any of the following circumstances:
1)	In the event that Party B is coerced into work by Party A by means of violence, duress, imprisonment or illegal restriction of his personal freedoms.

2)	In the event that Party A fails to pay employment remuneration to Party B in accordance with the stipulations of the Contract.
     In the event that Party B terminates the Employment Contract pursuant to clause 2) above, Party A shall pay economic compensation to Party in accordance with the number of years of consecutive employment that Party B was employed by Party A (i.e., one month’s compensation to Party B for each full year of employment). A period of employment of less than one year shall be calculated as one year.

     8.6 Party B shall give 30 days’ prior written notice to Party A in the event of termination of the Contract for reasons other than those entitling it to terminate the Employment Contract at any time. After completion of all handover formalities requested by Party A, Party A shall also complete the necessary formalities on its part. However, in the event that there are economic losses suffered by Party A which are attributable to Party B and which have not been completely resolved, Party A shall not be obliged to complete the formalities until after a complete resolution thereof.
     8.6 In the event of a termination requiring agreement by both Parties, the Party initiating termination shall give 30 days’ prior written notice to the other Party prior to undertaking termination formalities.
     8.7 After termination of employment, Party B shall be obliged to complete handover procedures. In the event that Party B’s refusal to complete or delay in completing handover results in losses to Party A, Party B shall be responsible for compensation thereof.
Article 9 Contract Expiration and Renewal
     9.1 The Employment Contract shall terminate at the expiry of the term thereof. Thirty days prior to expiry, each Party shall indicate to the other Party its intention with respect to the renewal of the Contract. After negotiating an agreement, the Parties may enter into a new employment contract.
     9.2 If the Parties still have not entered into a new employment contract after the expiry of the Contract, but Party B continues to work and Party A continues to pay employment remuneration, the Employment Contract shall be deemed to be automatically extended for a period of one year or to be automatically renewed. The rights and obligations of the Parties shall continue in accordance with the Employment Contract of the previous year. All other relevant contracts (such as intellectual property and non-compete agreements, non-disclosure agreements, etc.) shall continue to be valid.

     9.3 In the event that Party B does not agree to renew the Employment Contract, then, unless Party A has preserved the original terms and conditions or improved such terms and conditions within the renewed Employment Contract, Party A shall pay economic compensation to Party B when the Contract terminates at contract expiry. Economic compensation shall be paid to Party B according to the number of years of employment with Party A and calculated on the basis of one month’s salary per each full year of employment. Any period of employment exceeding six months but less than one year shall be calculated as one full year; half a month’s economic compensation shall be paid to Party B for any period of employment less than six months.
Article 10 Responsibility for Breach
     10.1 Whenever any personnel undergoes training at the expense of Party A, the training costs shall be repaid by such personnel to Party A. The basis for calculation of such repayment is as follows: 20% of the total training costs shall be deducted for each full year of employment commencing from the date that training is completed; no further repayment shall be required after a period of five full years thereafter.
     10.2 Damages and compensatory amounts payable by Party B for breach of contract shall be directly deducted by Party A from Party B’s salary . In the event any salary due and owing to Party B (as set forth in the accounts of Party A) is insufficient to pay such damages and compensatory amounts, Party B shall directly pay to Party A an amount corresponding to the shortfall until such shortfall is fully paid.
Article 11 Non-Compete
     Simultaneously with the entering into of the Contract, Party A and Party B shall enter into a “Non-Compete Agreement” (please refer to Appendix 2) for the protection of Party A’s intellectual property rights. Party A and Party B shall strictly abide by the specific stipulations of such agreement.

Article 12 Confidentiality
     Simultaneously with the entering into of the Contract, Party A and Party B shall enter into a “Non-Disclosure Agreement” (please refer to Appendix 3) with respect to the confidentiality of Party A’s technology and business secrets of the Company. Party A and Party B shall strictly abide by the specific stipulations of such agreement.
Article 13 Non-Solicitation
     13.1 Party B shall not, during the term of employment and 12 months thereafter, intentionally solicit, persuade, encourage, instruct or otherwise cause existing or potential clients of Party A or existing or potential employees of Party A to terminate their business relationship or employment relationship with Party A for any reason (whether for Party B’s own benefit or for the benefit of other individuals, companies or organizations).
     13.2 During the term of employment and 12 months thereafter, Party B shall not:
•	obtain business from the Company’s clients for Party B’s own benefit or assist any company to which Party B renders services with obtaining business from the Company’s clients or assist other companies or individuals with whom Party B has a relationship with with obtaining business from the Company’s clients; or

•	persuade or obstruct or attempt to persuade or obstruct existing potential clients of Party A from doing business with Party A.
     13.3 Party B shall not make any defamatory remarks regarding Party A’s reputation or otherwise harm the image of Party A at any time, whether during the term of validity of the Contract or after termination of employment.
Article 14 Others
     For those matters not dealt with herein, the Parties shall resolve the same through negotiation and, if necessary, enter into a supplemental agreement with respect to the same as an appendix to the Contract. In the event of inconsistency between the supplemental agreement and the Contract, the supplemental agreement shall prevail.
Article 15 Dispute Resolution

     In the event of a labor dispute between Party A and Party B, the Parties may enter into negotiations; or apply for arbitration to the labor dispute arbitration commission possessing jurisdiction over the matter within 60 days from the date on which the labor dispute first arose. Any Party refusing to comply with the award shall be entitled to file a claim with the People’s Court.
Article 16 Legal Validity
     The Contract comprises four originals, one original for each of the two Parties, the other two originals to be used for the recording of the contract and completion of social insurance formalities. The Contract shall take effect after Party A and Party B have signed/sealed the same.
[The remainder of this page is left blank]

(No substantive text on this page)
Party A (seal):
Legal representative or authorized representative (signature):
Address :
Telephone :
Party B (signature):
Identity card number:
Address :
Telephone :
Entered into on                      at:                                                    .
[Signature Page of the Employment Contract]

Execution Version
Appendix 1
Intellectual Property Protection and Non-competition Agreement
Party A: Beijing Yanhuang Shengshi Advertising Co., Ltd.
Party B:           , ID Card No.:
Whereas, Party B is a professional engaged by Party A as [              ]; the work done by Party B will involve patent rights, know-how, copyrights, computer software, database, trademark rights and other intellectual property rights; the Agreement is hereby made in order to protect Party A’s intellectual property and specify each party’s rights and obligations.
1.	For the purpose of the Agreement, “Intellectual Property” means any kind of registered or unregistered rights (especially including copyrights and relevant rights), patents for which registration application has been made, patent application rights, trademarks, service marks, logos, images, trade names, Internet domain names, design rights, copyrights (including those to computer software), database rights, semiconductor blueprint rights, utility models, know-how and other intellectual property rights, no matter what forms and what carriers they are in.

2.	In any of the following circumstances, the title to the Intellectual Property achieved by Party B shall vest in Party A completely:
1)	the Intellectual Property achieved in his work during the employment period, except for copyrights;

2)	copyrights in connection with teaching which are achieved in his work during the employment period and transferred to Party A at the agreed price;

3)	the Intellectual Property developed in performing the tasks other than those assigned by Party A;

4)	the Intellectual Property achieved in connection with his work for Party A or tasks assigned by Party A within one year after demission, retirement or post transfer;

5)	The Intellectual Property achieved mostly by virtue of Party A’s funds, equipments, parts, raw materials or other technical materials which are not disclosed.
3.	Party B agrees that Party B will, at Party A’s requirements, execute relevant documents or provide necessary assistances during the employment or within two (2) years after his demission, so that Party A may obtain or maintain legally the title to such Intellectual Property.

4.	Party B undertakes to use at any time the Intellectual Property as mentioned in Article 1 hereof in the way required by Party A only for Party A’s interests; without Party A’s written authorization, Party B shall not dispose of/deal with the Intellectual Property in any way. Party B shall stop immediately using such Intellectual Property upon rescission or termination of the employment relationship with Party A.

5.	Party B undertakes not to claim to be Party A’s employee, or claim to have the right of Party A’s representative, or misappropriate, use, copy or carry off in any way (with charges or free of charges, directly or indirectly) any document or material to which Party A has the Intellectual Property upon rescission or termination of the employment relationship with Party A, unless prior written consent is obtained from Party A.

6.	Where Party B fails to abide by the aforesaid terms hereof but steals, discloses or infringes upon the “Intellectual Property” as mentioned herein, it constitutes violation of professional ethics and Party A’s Intellectual Property, in which case, Party B shall compensate for all losses to Party A arising therefrom.

7.	Party B undertakes not to infringe upon the “Intellectual Property” as mentioned in Article 1 hereof or the intellectual property of any third person during the employment; otherwise, Party B shall assume the corresponding legal liabilities and economic compensations arising therefrom.

8.	Party B represents that it has not executed with any third person any contract containing “non-competition” article, or that it has been released from such “non-competition” obligation in an appropriate way with the third person with which it executed “non-competition” article.

“Non-competition” article as mentioned above means the article specified by any third person to restrict Party B’s engagement in Party A’s current business.

Where Party B breaches such representation, which results in the fact that Party A is accused by the third person of joint infringement, Party B shall assume the corresponding legal liabilities and economic compensations arising therefrom.

9.	During the employment period and within two (2) years after rescission or termination of the employment relationship with Party A, Party B may not take part in, directly or indirectly, any activity competitive with Party A other than his own duties; without Party A’s prior permission. Competitive activity means engagement in any business which is the same as or similar to Party A’s past or present or future business, or service for any entity which engages in the same business with Party A or is competitive with or otherwise interested in Party A.

10.	In consideration of Party B’s performance of non-competition obligation after demission, the Parties may negotiate about a solution that Party A pays the non-competition compensations (not less than 50% of the total amount of salary before tax in the year before Party B’s demission) on a monthly basis to Party B for the duration of non-competition. However, to the extent permitted by the applicable Chinese laws, Party A will not pay the non-competition compensations to Party B in case the latter is dismissed by Party A due to violation of the Contract. For the avoidance of doubts, the non-competition compensation shall not constitute an obligation of Party A unless Party A demands Party B to abide by the non-competition article when Party B resigns. Where Party A cannot pay or suspend paying the non-competition compensation, Party B shall not perform the non-competition obligation after demission from the non-payment day or the suspension day.

11.	“Non-competition” obligation and relevant economic compensations as mentioned in Articles 9, 10 and 11 hereof shall be subject to Party A’s decision prior to Party B’s demission. Party A will evaluate its Intellectual Property, trade secrets and other confidential information possessed by Party B and the non-competition obligation prior to Party B’s demission and issue a document to Party B according to the evaluation result. Party A shall pay the non-competition compensation to Party B according to

2

Article 11 hereof if Party A requires Party B to perform the non-competition obligation. In case of violation of non-competition article, Party B shall pay Party A the penalty which is equivalent to three times of non-competition compensation paid to Party B.
12.	Party A may transfer the Agreement to any of its subsidiaries, branches or representative offices. When Party B is transferred among such entities, the Agreement shall be transferred automatically to the new employer, without further document signed by Party B. if the new employer requires, the Parties may negotiate about a new agreement.

13.	The Agreement, as the necessary document for Party A’s employment of Party B, shall take effect with signatures and seals of the Parties as of the effective date of the Employment Contract. The Agreement shall be made in two copies, one for each party. The Agreement shall remain effective during Party B’s employment by Party A and within five (5) years after termination or rescission of the employment relationship between the Parties. Party A shall rescind or terminate the Agreement in a written form.

14.	The Agreement, as the appendix to the Employment Contract, shall be governed and protected by the laws of the People’s Republic of China. Where the Parties encounter any dispute which cannot be settled through negotiation, either party may apply to Beijing Labor Dispute Arbitration Commission for arbitration in accordance with the laws. In case of objection to the arbitral award, the party concerned may apply to the competent court for judgment. The disputes over protection of the Intellectual Property may also be subject to the jurisdiction of the competent court directly.
[Execution Page Below]

3

(Execution Page)

Party A: Beijing Yanhuang Shengshi Advertising Co., Ltd.	Party B:

Representative:

Signature:	Signature:

Date:

Place:
[Execution Page of Intellectual Property Protection Agreement]

4

Appendix 2
Non-Disclosure Agreement
Party A: Beijing Yanhuang Shengshi Advertising Co.,Ltd.
Party B: Identity card number:
WHEREAS:
Party B, as an employee of Party A and during the course of carrying out duties for Party A, will or may be exposed to trade secrets, technical know-how or other confidential information belonging to Party A or its related companies. Party B acknowledges and agrees to the following terms protecting the Confidential Information of Party A.
“Confidential Information” as used in this Agreement shall refer to business, technical and management information (and confidential information in other forms) not known by the general public, which has potential beneficial value as well as actual value to Party A and other entities in which Party A has ownership, and which is hereby deemed confidential. During Party B’s term of employment with Party A, Party A’s business, technological and management information (and confidential information in other forms) that is received by Party B shall mean, but not be limited to, the following types of information of Party A (whether such information was obtained by Party A itself or obtained from other parties by virtue of disclosure):
1.	Patented technology;

2.	Non-patented technology;

3.	Know-how;

4.	Short-term and long-term business and product plans and strategies, relevant information about market research and forecast;

5.	Existing and potential product descriptions, designs, cost structures, pricing, strategies, schedules, purchase orders, product launches and market share information;

6.	Financial information including profit and loss statements, sales figures, profits, budgets and financial proposals;

7.	Technical information related to customer demand, design expertise, production and testing, troubleshooting, quality control and computer processes;

8.	Detailed human resources information such as staff planning, names of employees, telephone numbers and e-mail addresses, job titles, reporting lines, job descriptions and

5

job skills;
9.	Names of existing and potential clients and partners, information obtained from third parties (including clients and partners) subject to confidentiality agreements;

10.	Or all materials marked “Party A’s Proprietary Information”, “Party A’s Confidential Information”, “For Party A’s Internal Use Only” or similar language on other documents of Party A;

11.	Party B shall maintain the confidentiality of methodology (such as management methods, etc.) that are disclosed to Party B during the course of employment.
The foregoing Confidential Information shall not include information related to Party A that Party B obtains from third parties through legal channels or from the public domain or information that is already known by Party B.
•	In order to protect the Confidential Information of Party A, the Parties agree as follows:
(1) Party B acknowledges that the Confidential Information of Party A is a valuable asset with commercial and industrial uses which has the potential to bring economic benefits to Party A and which is not intended for disclosure to the general public.
(2) Party B acknowledges that Party A has established procedures and adopted measures to protect the Confidential Information, and the former undertakes to abide by and comply with such procedures and measures.
(3) Party B acknowledges that the disclosure of Party A’s Confidential Information without the authorization of Party A or the divulging of the same will be injurious to the interests of Party A, and may assist Party B or third parties in receipt of such Confidential Information to obtain ill-gotten gains.
     (4) Party B undertakes that he shall not, at any time during his employment with Party A and after the discharge of the employment relationship with Party A, engage in, directly or indirectly, in whole or in part (unless Party B has already obtained prior written permission from Party A or unless Party B has sufficient evidence to prove such information is already in the public domain), any of the following actions with respect to the Confidential Information of Party A:
i. disclose or divulge Confidential Information to anyone for whom receipt of the same has not been authorized by Party A ;

6

ii. announce or release the Confidential Information to any public media which has not been approved by Party A;
iii. re-use the Confidential Information in any manner for Party B’s personal purposes or for profit-making by others.
(5) Party B undertakes that he shall not, at any time during his employment with Party A and after the discharge of the employment relationship with Party A, transmit confidential materials containing Party A’s Confidential Information outside the workplace of Party A, or assist in the transmitting thereof unless prior written permission from Party A has been obtained. The term “transmit” as used herein shall include but not be limited to physical transfer, illegal duplication, transmission of information through various modes of communication, transmission of information through various network interfaces, etc.
(6) Party B undertakes that during the term of his employment with Party A, duplication of documents in any form containing Party A’s Confidential Information shall be made out of necessity relating to Party B’s work rather than for other purposes. Duplication procedures shall comply with Party A’s confidentiality measures.
(7) Party B shall, prior to the discharge or termination of the employment relationship with Party A, deliver to the recipient designated by Party A at Party A’s request all materials, originals and duplicates of documents belonging to Party A which are in the Party B’s possession or under Party B’s control and management.
(8) The foregoing confidentiality obligations shall be applicable to materials, data and information which have been provided to Party A by third parties with accompanying restrictions on their use, duplication or disclosure.
(9) Party B undertakes that, if it should discover that the Confidential Information of Party A is being infringed upon by means of unauthorized use or disclosure, Party B shall immediately notify Party A and take reasonable measures to assist Party A to prevent further infringement.
(10) Party B acknowledges that if any acts of breach under the Agreement result in the infringement of Party A’s intellectual property rights or leads to circumstances involving unfair competition; it shall bear responsibility for all consequential losses of Party A arising therefrom.
(11) Party A may assign the Agreement to its subsidiaries, branches or representative offices. In the event that Party B is transferred within any of the above-mentioned companies, the Agreement shall automatically be assigned to the new employer entity without requiring the

7

signature of Party B; provided, however, that if the new employer entity should request a new agreement, both parties shall negotiate the signing of the same.
(12) The Agreement constitutes the sole document with respect to the employment of Party B by Party A. It shall take effect on the effective date set forth herein after it is signed/sealed by the parties. The Agreement comprises two originals, of which each party shall retain one original. The period of validity shall comprise the entire period of Party B’s employment with Party A and five years after the termination of the employment relationship between Party B and Party A. Party A shall terminate the Agreement in writing.
(13) The Agreement shall be governed by and receive the protection of the laws of the People’s Republic of China. If a dispute arises between the Parties to the Agreement and negotiations are unsuccessful, then either Party may submit an application for arbitration to the Beijing Municipal Labor Dispute Arbitration Commission. Any Party which refuses to comply with the arbitral award may request a judgment thereon from the People’s Court.
[The remainder of this page is left blank]

8

(No substantive text on this page)

Party A: Beijing Yanhuang Shengshi Advertising Co.,Ltd.	Party B:

Seal:	Signature:
Date:
Venue:
[Signature Page of the Non-Disclosure Agreement]

9

APPENDIX 6. FORM OF NON-COMPETE AGREEMENT

10

Non-Compete Agreement
This Non-Compete Agreement (hereinafter referred to as the “Agreement”) was signed by the following parties on                     , in                     :
(1)	Beijing Yanhuang Shengshi Advertising Co.,Ltd., a limited liability company organized and existing under the laws of the People’s Republic of China (“PRC”), with its registered address at South 320, Miaochengshizi Avenue, Miaocheng, Huairou District, Beijing, PRC (hereinafter referred as “Party A”); and

(2)	[shareholder/senior management], Identity Card No.: , with a residential address at: (hereinafter referred as “Party B”).
(The above signatories shall hereinafter be referred to, jointly, as the “Parties” and, individually, as a “Party”.)
Whereas:
(1)	Party A is a limited liability company that designs, produces, acts as an agent, and publishes both domestic advertisements and advertisements of foreign companies coming to China. Party A also organizes exhibitions, acts as an advertising consultant, and organizes cultural and artistic exchange activities.

(2)	Party B owns a share interest in Party A (or holds the post of for Party A.

(3)	Party B acknowledges that a breach of the Non-Compete obligations set forth in the Agreement occurring during the period he owns a share interest in Party A (“Holding Period”) or holds the post of of Party A (“Term of Employment”) and a specified period of time thereafter will cause substantial harm to Party A.

(4)	In order to protect Party A’s interests, Party B hereby agrees to fulfill the Non-Compete obligations in accordance with the terms and provisions of the Agreement.
Now Therefore, in accordance with the laws, regulations and rules of the PRC currently in effect and as a result of equitable and friendly negotiations, the Parties hereby reach the following agreement:
I.	Definitions

Related Party
With respect to the Agreement, a Related Party of any person or entity shall mean: (1) an organization of any type at which such person or entity holds a management position or of which such person or entity is either a director or partner or in which, either individually or in conjunction with a Related Party, such person or entity holds, directly or indirectly, 10% or more actual interest; (2) such person or entity of which 10% or more of its actual interest is directly or indirectly owned by a Related Party; (3) such person or entity of which 10% or more of its actual interest and that of a Related Party is directly or indirectly owned by the same person or entity; (4) any trust or other property in which such person or entity owns a substantial actual interest or for which such person or entity is acting as a trustee (or undertaking a similar duty of trust); and (5) any person who cohabits with such person or is

11

the director or manager of such entity or its parent company or its subsidiary, or any family member or spouse of such director or manager, or any family member of such spouse.
Competing Business
Competing Business refers to any business which is in competition with Party A, including but not limited to the following activities: (1) developing and manufacturing products which compete with or which are similar to products developed or manufactured by Party A; (2) distributing, trading or selling, through direct sales or using networks or by other means, products that are manufactured in a different location but which compete with or are similar to products distributed, traded or sold by Party A; (3) providing, by any means, services which compete with or which are similar to services provided by Party A (the foregoing products or services include any products or services under development by Party A or products or services in the course of being planned and developed during the period that Party B holds shares in Party A or during his Term of Employment); or (4) possessing any other attributes which compete with Party A.
II.	Non-Compete

Non-Compete Period
The Parties hereby agree that, in accordance with the intent of the Agreement, the “Non-Compete Period” shall be the period during which Party B continues to be a Related Party and a period of two (2) years thereafter. “Related Party Relationship” refers to Party B’s related party relationship to Party A arising out of the fact that Party B owns a share interest in Party A (or holds the post of the                      of Party A); “Relationship Period” refers to the ongoing period during which Party B maintains a Related Party Relationship with Party A. The Relationship Period shall be the longer of Party B’s period of shareholding and the Term of Employment (if applicable).
Non-Compete Territory
The Parties hereby agree that, in accordance with the intent of the Agreement, the “Non-Compete Territory” shall refer to the entire world including, but not limited to, the British Virgin Islands, the British Cayman Islands, the People’s Republic of China (including the Special Administrative Region of Hong Kong, the Special Administrative Region of Macau, and the territory of Taiwan, hereinafter referred as “China”), and any other countries and territories in the world where Party A is currently developing or may develop business in the future.
Non-Compete Obligations
Without the prior written approval of Party A, Party B warrants that, within the Non-Compete Period and the Non-Compete Territory, he shall not individually or in conjunction with a Related Party:
(1)	Engage in any conduct that will harm the interests of Party A (with respect to the intent of Clause 2.3, “Party A” shall be interpreted as including Party A and Party A’s subsidiary(ies), parent company(ies) or Related Party(ies)), or infringe on the legal rights of Party A; or

(2)	Incite, induce, encourage, or facilitate by other means, any employee of Party A to terminate the employment relationship with Party A, with the exception of actions undertaken by Party B with Party A’s written approval in the course of the performance of Party B’s duties within the Relationship Period.

12

(3)	Incite, induce, encourage or facilitate by other means any supplier, contractor or client of Party A (including, but not limited, to any golf operating and management companies, advertising firms, or advertisers) to terminate its cooperative relationship with Party A, or engage in any conduct which may have a negative effect on the cooperative relationship between Party A and such supplier, contractor or client.

(4)	Directly or indirectly, whether on Party B’s own behalf or acting as a representative or employee of another person or organization, provide any consulting services or other type of service that will assist others to engage in a Competing Business.

(5)	Individually or in conjunction with others, by any means (including, but not limited to, via investment, merger/acquisition, joint operation, joint venture; cooperation, partnership; subcontracting arrangement, leasing arrangement or share purchase) directly or indirectly engage in or participate in any business or activity which competes or may constitute competition with businesses currently being undertaken or to be undertaken by Party A.
III.	Applicable Law and Dispute Resolution

Applicable Law
The Agreement shall be governed by the laws of the PRC and interpreted in accordance therewith.
Dispute Resolution
(1)	The Parties shall use their best efforts to resolve any disputes arising out of or in relation to the Agreement through friendly negotiations. If a dispute is unable to be resolved by negotiations within sixty (60) days of any Party issuing a notice to the other Party of the existence of such dispute, then such dispute (including disputes related to the validity or existence of the Agreement) shall be submitted to the Beijing Sub-Commission of the China International Economic and Trade Arbitration Commission and be arbitrated in accordance with the arbitration regulations of such Sub-Commission in effect at the time of arbitration.

(2)	The arbitral award shall be final and equally binding on the Parties and may be compulsorily enforced in accordance with the stipulations of the relevant terms and conditions thereof.

(3)	The arbitration fees shall be borne by the losing party, unless otherwise specified by the arbitral award. If it is necessary for a Party to enforce the arbitral award by means of litigation, the breaching party shall pay all reasonable fees and expenses including, but not limited to, reasonable legal fees and any additional litigation or enforcement fees arising out of a Party’s application for the enforcement of the arbitral award.

(4)	During the period of dispute resolution, with the exception of the matters in dispute, the Parties shall continue to fulfill the Agreement in its entirety.
IV.	Remedies for Breach of Contract
4.1	The Parties agree that if Party B breaches the Non-Compete obligations stipulated by Clause II of the Agreement, he shall bear liability for such breach. All benefits and proceeds acquired as a result of the breach of such Non-Compete obligations (such as work product resulting from engaging in competition with Party A) shall become the property of Party A.

13

Furthermore, Party B shall compensate Party A for actual losses incurred by Party A as a result of such breach. Party A shall also have the right to request that Party B immediately terminate any activity related to the Competing Business.
4.2	Party B acknowledges that the compensation for the losses described in Clause 4.1 above will not constitute sufficient remedy for a breach of contract. Party B agrees that if the breach of the Agreement by Party B results in any payments, liabilities or losses suffered on the part of Party A (including but not limited to loss of profits by Party A), Party B shall compensate Party A such payments, liabilities or losses (including but not limited to interest and legal fees paid or lost as a result of the breach).

4.3	Party B agrees that, upon breach of the Agreement by Party B, he shall immediately resign from all posts held with Party A (if any) and waive any claims against Party A which may arise from such resignation.
V.	Effective Date and Term of Contract

The Agreement shall be effective upon the signing thereof by the Parties and shall remain valid until the expiration of the Non-Compete Period stipulated by Clause 2.1 of the Agreement. However, termination of the Agreement shall not affect the rights of a non-breaching party to pursue a breaching party for breach of contract in accordance with the Agreement.

VI.	Other
6.1	Entire Agreement: The Agreement and its Appendices and Attachments (if any) are the sole documents which completely and accurately describe the intentions of the Parties and constitute the entire agreement between the Parties with respect to the matters set forth herein. No prior statements, guarantees or agreements exist in relation to the Agreement. Unless agreed in writing by both Parties, amendments, additions and deletions to the terms and conditions of the Agreement shall not be binding on either Party.

6.2	Waiver: Any waiver of the breach of contract or fault under the Agreement is not to be taken as waiver of any other breach of contract or fault, regardless of whether they are of a similar nature. Any single or partial exercise of any right shall not exclude any other future exercise of such right. Notwithstanding the foregoing, such waiver shall be valid only upon issuance of a written document signed by an authorized signatory of the waiving Party and whose contents indicate that it was issued as a result of circumstances necessitating a waiver.

6.3	Severability: In the event that any term or condition of the Agreement is determined to be invalid (for whatever reason), unless the invalidity of such term or condition has an actual effect on the continued fulfillment of the contract as a whole, such invalidity shall not affect the other terms and conditions of the Agreement and such invalid term or condition shall be deemed to be deleted from the Agreement. After negotiations, the Parties may sign a supplemental agreement to make arrangements regarding related matters.

6.4	Third Party Interests: The Agreement shall be binding on and shall inure to the benefit of the Parties, their respective heirs, and those assignees approved by both Parties. Nothing in the Agreement may be deemed to explicitly or implicitly grant any right, relief or obligation to any other person or entity with the exception of the Parties, their respective heirs and approved assignees.

6.5	Notice: All notices, claims, requests, acknowledgements or other correspondence shall be made in writing, and the issuing party may personally, or through courier or registered mail, deliver the same to the address of the receiving party set forth below (or a different address

14

as notified in writing by a Party). The time of delivery for all notices, claims, requests, acknowledgements or other correspondence in relation to the Agreement shall be deemed to be as follows: (1) in the event of a personal delivery, the actual time of delivery; (2) in the event of courier, after the third (3rd) day from the date of submission to the courier (if delivery occurs within three (3) days, then the actual date of delivery shall be binding) ; (3) in the event of registered mail (or mail posted overseas by air mail), after the fifth (5th) day from the date of posting (if delivery occurs within five (5) days, then the actual date of delivery shall be binding).
To: Beijing Yanhuang Shengshi Advertising Co.,Ltd.
Address: South 320, Miaochengshizi Avenue, Miaocheng, Huairou District, Beijing

	Attention:	Yigang Zhao

	Telephone:	010-67300990

	Fax:	010-67300978

To:	[Party B]
Address:

Telephone:

Fax:
6.6	Headings: The headings of all clauses in the Agreement are for reference only and shall not be utilized in the interpretation of the Agreement or affect the meaning of the Agreement.

6.7	Disclosure: Unless otherwise stipulated by laws and regulations, neither Party nor its agent shall issue any public statements with respect to the Agreement or any other documents or subsequent documents signed in respect to the matters herein without the prior written consent of the other Party (such consent not to be unreasonably withheld).

6.8	Language: The Agreement is executed in Chinese.

6.9	Counterparts: The Agreement is executed in two (2) counterparts, one counterpart for each Party.
(This page is intentionally left blank, the signature page is attached at the end)

15

(Non-Compete Agreement Signature Page, no other contents on this page.)
The Parties have noted the date of signature of the Agreement at the beginning of the document.

Party A:	Beijing Yanhuang Shengshi Advertising Co.,Ltd.

	Legal Representative:	(Signed and Sealed)
[ ]

Party B:	[name]

(Signature)
Non-compete Agreement Signature Page

16

APPENDIX 7. COMPANY’S MANAGEMENT STATEMENTS
AS AT JUNE 30, 2008

17

Yanhuang Business Segment for Current Outdoor — Yanhuang Amount in RMB unless otherwise stated	Parts in green have formula
Outdoor Billboard

		Rolling	ACT	ACT	ACT	ACT	ACT	ACT	BUD	BUD	BUD	BUD	BUD	BUD
	2007	2008	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	2009

Revenue	88,381,034	92,262,372	5,317,323	4,796,003	5,233,076	20,458,885	5,533,064	5,404,449	9,635,283	9,628,795	9,628,795	5,801,462	5,515,041	5,310,195	—
Revenue-billboard	86,559,570	91,346,128	5,313,895	4,783,187	5,233,076	20,458,885	5,533,064	5,404,449	9,485,283	9,478,795	9,478,795	5,651,462	5,365,041	5,160,195	—
Revenue-making	1,821,464	916,244	3,428	12,816					150,000	150,000	150,000	150,000	150,000	150,000
Revenue-projects		—					—	—					—	—

Cost of sales	(60,347,658)	(58,657,633)	(3,393,029)	(2,842,350)	(2,991,636)	(12,114,068)	(4,224,923)	(4,061,345)	(5,787,911)	(5,823,485)	(5,828,485)	(3,911,392)	(3,844,102)	(3,834,908)	—
Media cost	(56,791,441)	(55,439,736)	(3,215,771)	(2,842,350)	(2,991,636)	(11,295,713)	(4,003,600)	(3,845,167)	(5,408,500)	(5,444,333)	(5,449,333)	(3,685,333)	(3,629,500)	(3,628,500)	—
Commission	(3,556,217)	(3,217,897)	(177,258)			(818,355)	(221,323)	(216,178)	(379,411)	(379,152)	(379,152)	(226,058)	(214,602)	(206,408)	—
Projects cost		—					—	—

Sales tax	(2,653,526)	(2,822,798)	(161,641)	(164,107)	(188,281)	(700,965)	(109,884)	(112,821)	(323,179)	(319,646)	(319,226)	(158,766)	(140,359)	(123,924)	—

Gross profit	25,379,849	30,781,941	1,762,653	1,789,547	2,053,159	7,643,852	1,198,258	1,230,284	3,524,192	3,485,664	3,481,084	1,731,304	1,530,581	1,351,363	—

Making and maintenance	(1,920,860)	(2,158,866)	(92,893)	(106,121)	(59,453)	(511,472)	(138,327)	(135,111)	(237,132)	(236,970)	(236,970)	(141,287)	(134,126)	(129,005)	—

Selling expense	(246,863)	(257,616)	(23,625)	(2,212)	(3,732)	(61,377)	(16,599)	(16,213)	(28,456)	(28,436)	(28,436)	(16,954)	(16,095)	(15,481)	—

Administrative expense	(5,408,351)	(4,927,943)	(375,574)	(511,780)	(239,790)	(1,022,944)	(276,653)	(270,222)	(474,264)	(473,940)	(473,940)	(282,573)	(268,252)	(258,010)	—
Depreciation & Amortization	(204,132)	(238,116)	(19,843)	(19,843)	(19,843)	(19,843)	(19,843)	(19,843)	(19,843)	(19,843)	(19,843)	(19,843)	(19,843)	(19,843)
Financial expense	522,877	181,122	150,622	(1,664)	32,164
Non-operating income/loss	(50,500)	—

Net profit before tax	18,072,020	23,380,523	1,401,340	1,147,927	1,762,506	6,028,216	746,836	788,894	2,764,497	2,726,475	2,721,895	1,270,647	1,092,264	929,025	—

Income Tax	(5,963,766)	(5,845,131)	(350,335)	(286,982)	(440,627)	(1,507,054)	(186,709)	(197,223)	(691,124)	(681,619)	(680,474)	(317,662)	(273,066)	(232,256)	—

Net profit after tax	12,108,253	17,535,393	1,051,005	860,945	1,321,880	4,521,162	560,127	591,670	2,073,373	2,044,856	2,041,421	952,985	819,198	696,769	—
Key Revenue & Cost Drivers

	2008	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	2009

Revenue-billboard		5,313,895.24	4,783,187.47	5,233,076.34	20,458,884.71	5,533,063.90	5,404,449.26	9,485,283	9,478,795	9,478,795	5,651,462	5,365,041	5,160,195	—
No. of playground		24	20	24	25	26	23	38	37	37	36	35	34
Occupation rate		100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Average price per month for each billboard		212,299	228,875	216,262	225,890	222,646	234,976	205,243	210,592	210,592	188,831	193,131	198,284

Costs
Sales Tax	-8.4%	-8.4%	-8.4%	-8.4%	-8.4%	-8.4%	-8.4%	-8.4%	-8.4%	-8.4%	-8.4%	-8.4%	-8.4%	-8.4%

Media cost		-3,215,770.87	-2,842,350.00	-2,991,635.84	-11,295,712.50	-4,003,599.96	-3,845,166.69	-5,408,500	-5,444,333	-5,449,333	-3,685,333	-3,629,500	-3,628,500	—
Ratio of Media cost		-60.7%	-67.9%	-61.2%	-76.6%	-72.9%	-71.1%	-81.0%	-81.0%	-81.1%	-82.4%	-82.1%	-82.3%
Commission		-4.0%	-4.0%	-4.0%	-4.0%	-4.0%	-4.0%	-4.0%	-4.0%	-4.0%	-4.0%	-4.0%	-4.0%	-4.0%
Making and maintenance		-2.5%	-2.5%	-2.5%	-2.5%	-2.5%	-2.5%	-2.5%	-2.5%	-2.5%	-2.5%	-2.5%	-2.5%	-2.5%
Selling expense		-0.3%	-0.3%	-0.3%	-0.3%	-0.3%	-0.3%	-0.3%	-0.3%	-0.3%	-0.3%	-0.3%	-0.3%	-0.3%
Administrative expense		-5.0%	-5.0%	-5.0%	-5.0%	-5.0%	-5.0%	-5.0%	-5.0%	-5.0%	-5.0%	-5.0%	-5.0%	-5.0%
Income Tax		-25.0%	-25.0%	-25.0%	-25.0%	-25.0%	-25.0%	-25.0%	-25.0%	-25.0%	-25.0%	-25.0%	-25.0%	-25.0%
Revenue signed		5,313,895.24	4,783,187.47	5,233,076.34	20,458,884.71	5,533,063.90	5,404,449.26	4,743,615.90	4,487,128.57	4,487,128.57	3,493,128.57	3,206,707.84	3,185,195.17	44,619,571.29
Estimated Revenue								4,741,666.67	4,991,666.67	4,991,666.65	2,158,333.33	2,158,333.33	1,975,000.02
Costs signed		3,215,770.87	2,842,350.00	2,991,635.84	11,295,712.50	4,003,599.96	3,845,166.69	3,758,500.00	3,598,499.96	3,603,499.98	2,772,833.33	2,717,000.00	2,715,999.99	27,245,499.93
Estimated Costs								1,650,000.00	1,845,833.33	1,845,833.33	912,500.00	912,500.00	912,500.01
														17,374,071.36
								9,485,282.57	9,478,795.24	9,478,795.22	5,651,461.90	5,365,041.17	5,160,195.19
		-3,215,770.87	-2,842,350.00	-2,991,635.84	-11,295,712.50	-4,003,599.96	-3,845,166.69	-5,408,500.00	-5,444,333.29	-5,449,333.31	-3,685,333.33	-3,629,500.00	-3,628,500.00

APPENDIX 8. RESTRUCTURING MEMORANDUM
1.	Equity structure and registered capital of the Company and Affiliates prior to the Restructuring

Percentage of equity interest held
Company name	Registered capital	by shareholders
Beijing Yanhuang Shengshi Advertising Company Limited	RMB5 million	Yigang Zhao holds 75% of the equity interest in the Company; Youyi Wang holds 10% of the equity interest in the Company; Bin He holds 10% of the equity interest in the Company; Ting Li holds 5% of the equity interest in the Company.

Beijing Langrui Advertising Media Co., Ltd.	RMB500,000	Cash capital contribution of RMB350,000 by Zhaodong An; Cash capital contribution of RMB150,000 by Yuying Zheng.

Beijing Shenzhoushengshi Advertising Co., Ltd.	RMB500,000	Capital contribution of RMB250,000 by Bin He; Capital contribution of RMB250,000 by Youyi Wang.

Shanghai Langli Advertising Media Co., Ltd.	RMB500,000	Capital contribution of RMB250,000 by Ying Wang; Capital contribution of RMB250,000 by Ting Li.

Hangzhou Yibao Advertising Co., Ltd.	RMB1,000,000	Capital contribution of RMB800,000 by Min Zheng, accounting for 80% of the registered capital; Capital contribution of RMB200,000 by Wei Li, accounting for 20% of the registered capital.
2.	Equity structure and registered capital of the Company and Affiliates after the Restructuring

Percentage of equity interest to be
Company name	Registered capital	held by shareholders
Beijing Yanhuang Shengshi Advertising Company Limited	RMB5 million	Redgate Interactive Advertising (Beijing) Co., Ltd. holds 51% of the equity interest in the Company; Yigang Zhao holds 36.75% of the equity interest in the Company; Youyi Wang holds 4.9% of the equity interest in the Company; Bin He holds 4.9% of the equity interest in the Company; Ting Li holds 2.45% of the equity interest in the Company.

Percentage of equity interest to be
Company name	Registered capital	held by shareholders
Beijing Langrui Advertising Media Co., Ltd.	RMB500,000	Beijing Yanhuang Shengshi Advertising Company Limited holds all of the equity interest

Beijing Shenzhoushengshi Advertising Co., Ltd.	RMB500,000	Beijing Yanhuang Shengshi Advertising Company Limited holds all of the equity interest

Shanghai Langli Advertising Media Co., Ltd.	RMB500,000	Beijing Yanhuang Shengshi Advertising Company Limited holds all of the equity interest

Hangzhou Yibao Advertising Co., Ltd.	RMB1,000,000	Capital contribution of RMB800,000 by Beijing Yanhuang Shengshi Advertising Company Limited, accounting for 80% of the registered capital; Capital contribution of RMB200,000 by Wei Li, accounting for 20% of the registered capital.

2

APPENDIX 9. LIST OF ADVERTISING SIGN LOCATIONS

3

Appendix IX List of Billboard Points

Sr.
No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained
1	East 4th Ring Road Honglingjin Bridge 6# Pillar	6m × 18m × 2 sides	The Company has signed the Contract for Use of Outdoor Advertisement Media on East 4th Ring Road with Beijing Prosperous Tang Dynasty Advertising Co., Ltd.;
Beijing 4th Ring Road Advertisement Setup Planning published on the website of “Beijing Municipal Administration Commission”
(http://www.bjmac.gov.cn/pub/guanggao/110100/HLS0020B1.html) indicates that the billboard is the billboard to be retained in Beijing Outdoor Advertisement Setup Planning

2	East 4th Ring Road Liulitun Bridge 5# Pillar	6m × 18m × 2 sides	The Company has signed the Contract for Use of Outdoor Advertisement Media on East 4th Ring Road with Beijing Prosperous Tang Dynasty Advertising Co., Ltd.;
Beijing 4th Ring Road Advertisement Setup Planning published on the website of “Beijing Municipal Administration Commission”
(http://www.bjmac.gov.cn/pub/guanggao/110100/HLS0020B1.html) indicates that the billboard is the billboard to be retained in Beijing Outdoor Advertisement Setup Planning

3	East 4th Ring Road Shibalidian Bridge #10 Pillar (Northwest Corner of Jing-Jin-Tang Interchange)	Unipole; 7m × 21m × 2 sides	The Company has signed the Contract for Use of Outdoor Advertisement Media on East 4th Ring Road with Beijing Gonglian Road Network Co., Ltd.;
Beijing 4th Ring Road Advertisement Setup Planning published on the website of “Beijing Municipal Administration Commission”
(http://www.bjmac.gov.cn/pub/guanggao/110100/HLS0020B1.html) indicates that the billboard is the billboard to be retained in Beijing Outdoor Advertisement Setup Planning

4	East 4th Ring Road #1 Pillar (inner ring at the Northwest Corner of Yunxiao Bridge)	Unipole Three sides 6m × 18m × 3 sides	The Company has signed the Contract for Use of Outdoor Advertisement Media on East 4th Ring Road with Beijing Gonglian Road Network Co., Ltd.;
Beijing 4th Ring Road Advertisement Setup Planning published on the website of “Beijing Municipal Administration Commission”
(http://www.bjmac.gov.cn/pub/guanggao/110100/HLS0020B1.html) indicates that the billboard is the billboard to be retained in Beijing Outdoor Advertisement Setup Planning

5	East 4th Ring Road #2 Pillar (Outer Ring north of the road at Jiuxianqiao Exit)	Unipole Two sides; 7m × 21m × 2 sides	The Company has signed the Contract for Use of Outdoor Advertisement Media on East 4th Ring Road with Beijing Gonglian Road Network Co., Ltd.;
Beijing 4th Ring Road Advertisement Setup Planning published on the website of “Beijing Municipal Administration Commission”
(http://www.bjmac.gov.cn/pub/guanggao/110100/HLS0020B1.html) indicates that the billboard is the billboard to be retained in Beijing Outdoor Advertisement Setup Planning

Sr.
No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained
6	Complex Building Roof Billboard at the west of Capital Airport Car Park	Roof billboard; 37m × 8.5m	The Company has signed the Outdoor Contract with Beijing Xingkaite Advertising Co., Ltd.; the Official Approval for the Application of Sinotrans Beijing Air Transport Company to Replace the Old Roof Billboard at the Capital Airport (JXF (1994) No. 14), Beijing Municipal CPC Committee Propaganda Department approved in 1993 permits Beijing Kaite Advertising Co., Ltd. to change the original billboard to an economic billboard and complete the approval formalities with the Beijing Steering Group for Approval Management of Outdoor Advertisements.

7	Unipole south of Tianzhu Toll-gate on Beijing Airport Road, 18.5km away from the city proper	High pole; 6M(H) × 18M(W) × 2 sides	The Company has signed the Contract for Advertising with Shanghai Asiaray Advertising Co., Ltd.; no other licenses and permits. As introduced by the Company, the billboard is managed by the airport.

8	Wall Light Box at Rapid Transit Stop, F/2, Building A 3# Terminal, Beijing Airport	Wall light box; 6.8M(W) × 2M(H) (2 sides)	The Company has signed the Contract for Advertising with Shanghai Asiaray Advertising Co., Ltd.; no other licenses and permits. As introduced by the Company, the billboard is managed by the airport.

9	Unipole H3-5, Entrance & Exit Channel, Harbin International Airport	6m × 18m × 2 sides; 1 unipole	The Company has signed the Contract with Advertisement Department of Harbin International Airport; no other licenses and permits. As introduced by the Company, the billboard is managed by the airport.

10	Light box at the domestic arrival point of the terminal building, Harbin Taiping International Airport	Light box inside the terminal; 6m (W) × 2m (H)	The Company has signed the Advertisement Contract with Heilongjiang Branch of Beijing Capital Airport Advertising Co., Ltd.; no other licenses and permits. As introduced by the Company, the billboard is managed by the airport.

11	Roof signboard, Five-ring Plaza, Zhonghe Flyover, Hangzhou	Roof billboard; 43m (H) × 7m (W)	The Company has signed the Outdoor Advertising Contract with Hangzhou Shiyou Advertisement Planning Co., Ltd.;
Hangzhou Outdoor Advertisement Setup Registration Certificate, according to which, the use period is from April 30 2007 to April 29, 2008, the advertising content is the public welfare advertisement for the FIFA Women’s World Cup and the advertising form is light box.

2

Sr.
No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained
12	Roof signboard, Central Hotel, Airport Road, Guangzhou	Roof billboard; South/North: 6M(H) × 36M(W) × 2 sides East: 6M(H) × 6.5M(W)	The Company has signed the Outdoor Advertising Contract and Supplementary Agreement with Guangzhou Topstar Advertising Co., Ltd.;
Guangzhou Outdoor Advertisement Registration Certificate (HHWGDZ No. 000100114) issued by Guangzhou Municipal Administration for Industry and Commerce, which stipulates that the advertising media is neon sign, with a size of 6×36 (2 pieces) (South and North Sides) and 6.5×6 (East Side) and the content is Grand Cherokee, for a period from June 20, 1995 to December 31, 2002.

13	Roof of Minzhu Building, 39 Guangzhou Avenue Central	Roof billboard inkjett painting with spotlight (38.1+10.6)m(w) × 8m(h)	The Company has signed the Outdoor Advertisement Contract with Guangzhou Topstar Advertising Co., Ltd.; Guangzhou Outdoor Advertisement Registration Certificate (HHWGDZ (S) No. 02110783) issued by Guangzhou Municipal Administration for Industry and Commerce, which prescribes the advertising period from July 14, 2004 to May 17, 2008 and the advertising form as outdoor inkjet painting, with a size of 50m (L) and 8m (H).

14	Southwest roof billboard, Yaojing Hotel, Spring City Square	Roof billboard 25m × 10m	The Company has signed the Advertisement Preparation Contract with Shandong Beidou Advertisement Co., Ltd.; Urban Administration Notice ([2008] No. 032) issued by Jinan Municipal Construction Commission, which specifies the period of one year from March 13, 2008, with a size of 40×10, 20×10.

15	Xincheng Avenue, Wenzhou	Frontlit double-side unipole advertisement (Unipole Billboard) 4.33m × 13m × 2 sides	The Company has signed the Zhejiang Advertisement Undertaking Contract and Advertising Contract (Supplementary) with Wenzhou Blue-sky Advertisement Planning Co., Ltd.;
Outdoor Advertisement Registration Certificate (WLGS-HWGDZ No. 70617) issued by Wenzhou Administration for Industry and Commerce Lucheng Branch, which specifies the advertising period as from November 6, 2007 to November 5, 2008, advertising form, number and size as showboard and 13.5m*4.5m and advertising content as Dongfeng Peugeot.

16	Curtain wall of Jinshan Hotel, 24 Zhonghe Road, Hangzhou	Curtain wall 20m × 30m	The Company has signed the Outdoor Advertising Contract with Hangzhou Shiyou Advertisement Planning Co., Ltd.; Under construction

17	Wall surface of Zengze Plaza, 1590 Yanan West Road, Shanghai	Wall advertisement East: 4m × 14m; west: 18m × 6m	Shanghai Langli Advertising Media Co., Ltd. has signed the Outdoor Advertising Contract with Shanghai Art-designing Corp;
Outdoor Advertisement Registration Certificate (HHWGD (S) No. 20070000732) issued by Shanghai Municipal Administration for Industry and Commerce, which specifies the advertisement name as Wuliangye 10Y Old Wine Lexus, the advertising period as from January 28, 2008 to April 9, 2008, particular location as wall,

3

Sr.
No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained
advertising place as 1590 Yanan West Road, advertising form as wall billboard and size as (1) 6m (H), 18m (W), 1 side, 1 piece, (2) 14m (H), 4.5m (W) , 1 side, 1 piece; and
Shanghai Administrative Permit for City Appearance, Environment and Sanitation issued by Shanghai Changning District Administration of City Appearance, which specifies the advertisement content as VOLVO Automobile, advertising media as light board (steel), advertisement size as (22×6m) (14×4m), number of advertising media as 2 pieces and advertising period as from June 20, 2005 to June 19, 2006.

18	Wangfujing Entrance to Oriental Plaza	1 door lintel 9.4m × 2.2m	The Company has signed the Oriental Plaza Advertising Contract with Beijing Dahua Quanqiu Advertising Co., Ltd.;
No other licenses and permits. As explained by the Company, the billboard is actually managed by Beijing Dahua Quanqiu Advertising Co., Ltd.

19	Dongdan Entrance to Oriental Plaza	1 lintel 9.4m × 2.2m	The Company has signed the Oriental Plaza Advertising Contract with Beijing Dahua Quanqiu Advertising Co., Ltd.;
No other licenses and permits. As explained by the Company, the billboard is actually managed by Beijing Dahua Quanqiu Advertising Co., Ltd.

20	Tsinghua Science & Technology Park, Minzhuang Road, Haidian District (billboards on both sides of the south entrance to Yuquan Huigu, first four groups from east)	8-side billboard Ground-mounted light box	Beijing Longrich has signed the Billboard Lease Agreement with Beijing Yuquan Huigu Property Management Co., Ltd.;
No other licenses and permits. As explained by the Company, the billboard is actually managed by Beijing Yuquan Huigu Property Management Co., Ltd.

21	West of Seamen’s Club, Renmin Road, Zhongshan District, Dalian	Wall billboard 13.35m × 23.4m (Vertical)	The Company has signed the Outdoor Advertising Contract with Dalian Guoyuwujiang Media Co., Ltd.;
Dalian Outdoor Advertising Right Agreement signed by and between Planning and Finance Division of Dalian Administration of Urban Construction and Dalian Guoyuwujiang Media Co., Ltd., which specifies the billboard size as 13×27m, advertising frame as public welfare frame and the use period as from August 20, 2007 to August 19, 2010.

22	Three-side T signboards at the juncture of Hongfu East Road, Xinyuan Road, Bayi Road, and Songshanhu Avenue, Dongguan	T-type three-side pillar 18m (L), 7m (H); three sides	The Company has signed the Lease Contract with Dongguan Botao Advertisement Decoration Co., Ltd.;
Dongguan Botao Advertisement Decoration Co., Ltd has obtained the Dongguan Outdoor Advertisement Setup Permit (GS (SS)Z No. 07-12-42) issued by Dongguan Administration of Urban Construction, which specifies the setup period as from December 29, 2007 to December 28, 2008, the setup size as 18m (L) × 6m (H) and the media as outdoor advertisement pole.

4

Sr.
No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained
23	Ningbo Airport Road in the direction of the city proper	Two sides of the revolving billboard (note: two sides for business advertising and other for public welfare advertising); 47m × 6.7m	The Company has signed the Ningbo Leshe International Airport Advertising Contract with Ningbo Airport United Advertising Co., Ltd.;
Ningbo Airport United Advertising Co., Ltd. has obtained the Outdoor Advertisement Registration Certificate (Certificate No.: 2008004) issued by Ningbo Administration for Industry and Commerce, which specifies the advertising period as from January 19, 2008 to September 19, 2008 and the form of three-side revolving showboard (two pieces) with a size of 40m×6m×3-side.

24	18 light pole banners on Wulin Square, Hangzhou	Light pole banners	Hangzhou Shiyou Advertisement Planning Co., Ltd. has signed the Agreement for Outdoor Colour Banner with Hangzhou Power Advertising Co., Ltd.; Hangzhou Shiyou Advertisement Planning Co., Ltd. undertakes to transfer its rights and obligations under the above agreement to Hangzhou Yibo Advertising Co., Ltd. and complete the relevant formalities for transfer as soon as possible.
No license and permit. As explained by the Company, the billboard is a temporary one and is actually managed by Hangzhou Wulin Square Management Committee.

25	49 light pole banners on Wulin Square, Hangzhou	Light pole banners	Hangzhou Shiyou Advertisement Planning Co., Ltd. has signed the Agreement for Wulin Square Banner Advertising with Hangzhou Wulin Square Management Committee; Hangzhou Shiyou Advertisement Planning Co., Ltd. undertakes to transfer its rights and obligations under the above agreement to Hangzhou Yibo Advertising Co., Ltd. and complete the relevant formalities for transfer as soon as possible.
No license and permit. As explained by the Company, the billboard is a temporary one and is actually managed by Hangzhou Wulin Square Management Committee.

26	East of Zhejiang Exhibition Hall on Wulin Square, Hangzhou	34m × 6m × 1 side	The Company has signed the Advertising Contract with Hangzhou Yangcheng Advertising Co., Ltd.;
No other licenses and permits. As explained by the Company, the billboard is a temporary one and is actually managed by Hangzhou Yangcheng Advertising Co., Ltd.

27	6 columns Tianhe Airport Road, Wuhan	Unipole billboard 20m × 7m × 2 sides	The Company has signed the Outdoor Advertising Contract with Wuhan Lineland Advertising Co., Ltd.;
Outdoor Advertisement Setup Permit (Temporary) (WCGZ (2007) No. 37) issued by Wuhan Urban Administration, which specifies the valid period as from September 15, 2007 to September 14, 2008, overall form as unipole, media as inkjet paining, size as 20m ×7m and number as 1.

5

Sr.
No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained
28	At the entrance to Victory Park, Renmin Street, Changchun	Unipole (doublte-side) 18m × 6m × 2 sides	The Company has signed the Outdoor Contract with Changchun Haotian Advertising Co., Ltd.;
Decision for Unipole Advertisement Setup (No.: SGG 200510170060), which specifies the setup content as the unipole advertisement, period as from January 1, 2006 to December 31, 2010, style and size as steel structure, ink-jet painting, with upper and lower lights, two sides (one side in 18m (L) and 6m (H), pole diameter of 1.2m and total height of 18m.

29	Location A, Wall Surface, Chengcheng Plaza, Dianchi Road, Kunming	Wall billboard 19m × 10m	The Company has signed the Outdoor Advertising Contract with Kunming Shengmeida Advertising Co., Ltd.;
Notice for Transition of Temporary Outdoor Setup upon Expiration (XCGHWGGTZ [2008] No. 11) issued by Kunming Xishan District Urban Administration, which specifies the transitional period as from April 7, 2008 to December 31, 2008, and the setup form as the ink-jet painting plus frontlit decoration;
Outdoor Advertisement Registration Certificate (KGS (2008) HWGDZ No. 0380) issued by Kunming Administration for Industry and Commerce, which specifies the advertising media as poster, the size as 19×10=190m2 , type as business outdoor advertisement and the period from May 30, 2008 to December 31, 2008.

30	X2 Xiaoshan International Airport, Hangzhou	Unipole 18m × 6m × 2 sides	The Company has signed the Outdoor Advertising Contract with Hangzhou Liangche Advertising Co., Ltd.;
No other licenses and permits. As explained by the Company, the billboard is actually managed by the airport.

31	Car Park No. 1, Hongluo Temple, Huairou District, Beijing	Ground-mounted showboard, 3m×4m	Huairou County Huairou Town Luzhuang Economic Cooperatives and Beijing Yurun Advertising Co., Ltd. signed the Land Occupation Agreement on February 26, 2002, which stipulates that Huairou County Huairou Town Luzhuang Economic Cooperatives agrees to allow Beijing Yurun Advertising Co., Ltd. to set up guideposts at Hongluo Temple No. 1 Car Park under the custody of Huairou County Huairou Town Luzhuang Economic Cooperatives. Beijing Yurun Advertising Co., Ltd. issued the power of attorney in March, 2007, stating that it will transfer its advertising cooperation project with Beijing McDonalds Food Co., Ltd. in Huairou District to Beijing Longrich Advertising Media Co., Ltd., and that the relevant cooperation content and terms will be as per the original contract.
Currently, the land occupation agreement is actually performed by Beijing Longrich Advertising Media Co., Ltd. No other licenses and permits.

32	At the juncture of Futong East Street, Guangshun South Street, and Huajiadi South Street, Wangjing, Beijing	Banners	The Company has signed the Outdoor Advertising Contract with Beijing Meizhong Times Media Advertising Co., Ltd.;
No other licenses and permits. As explained by the Company, the billboard is a temporary one and is actually managed by Beijing Meizhong Times Media Advertising Co., Ltd.

6

Sr.
No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained
33	Mutianyu Round-about, Huairou District	Ground-mounted showboard, 3m×6m	Beijing Longrich Advertising Media Co., Ltd. has signed the Agreement for Land Occupation with Quansuo Yang;
No other licenses and permits. As per description of the Company, the billboard is erected in the courtyard of Quansuo Yang and is actually managed by Quansuo Yang.

7

APPENDIX 10. LIST OF CLOSING DOCUMENTS

Appendix X
Project Yanhuang—List of Steps for Delivery
For the purpose of description in the list, in the following text:
1.	Redgate Interactive Advertising (Beijing) Co., Ltd. is referred to as “Redgate Interactive”;

Beijing Yanhuang Shengshi Advertising Co., Ltd. is referred to as the “Company”;

Yigang Zhao, Bin He, Youyi Wang and Ting Li are collectively referred to as the “Original Shareholders”;

Investment Framework Agreement signed on August 3, 2008 by and among Redgate Interactive and the Company and its Original Shareholders with respect to the investment of Redgate Interactive in the Company is referred to as the “Investment Agreement”;

2.	Enterprises invested by or subsidiary commercial operation entities of the Company are collectively referred to as the “Company’s Subsidiary Companies”, including Beijing Shenzhou Shengshi Advertising Co., Ltd. and Shanghai Longli Advertisement and Media Co., Ltd., while the Company’s Subsidiary Companies and the Company are collectively referred to as the “Companies of Yanhuang”;

3.	King & Wood PRC Lawyers is referred to as “King & Wood” and Jingtian & Gongcheng Attorneys is referred to as “Jingtian & Gongcheng”.

Documents
Required/Involved or
No.	Subjects	Matters	Deadline	Instructions	Remarks
1(5.1.1)	Original Shareholders and the Company with cooperation of Jingtian & Gongcheng	The Company’s Meeting of Shareholders have adopted all the necessary resolutions to:	Prior to delivery	1.1 Resolutions of the Company’s Meeting of Shareholders	Jingtian & Gongcheng may help the Company draft the resolution documents
(i) approve the transactions prescribed in the Investment Agreement;
(ii) approve the relevant amendments to the Company’s Articles of Association;
(iii) Existing shareholders waive preemptive rights respectively.

2(5.1.2)	Redgate Interactive, Original Shareholders and the Company	Upon signing the Investment Agreement, the existing shareholders and the investors have also signed the Equity Transfer Agreement and the Restated Articles of Association	Prior to delivery	2.1 Finalized Investment Agreement, Equity Transfer Agreement and Restated Articles of Association;

Documents
Required/Involved or
No.	Subjects	Matters	Deadline	Instructions	Remarks

3 (5.1.3)	Original Shareholders and the Company, with the cooperation of King & Wood	The warranties made by the Company and the Original Shareholders remain true, accurate and complete without any misguiding nature on the date of the Investment Agreement and on the date of completing the equity transfer	Prior to delivery	3.1 Undertaking of Delivery	King & Wood shall provide the undertaking of delivery

4(5.1.4)	Original Shareholders and the Company, with the cooperation of King & Wood	The Company shall submit to the investors a letter duly signed by the authorized agent of the Company, confirming that, as of the date of completing the equity transfer, the Company has not been involved in any matter having any material adverse impact on the business operation or financial position	Prior to delivery	4.1 Undertaking of Delivery	King & Wood shall provide the undertaking of delivery

5(5.1.5)	Original Shareholders and the Company, with the cooperation of Jingtian & Gongcheng	Registration for alternation in connection with the equity transfer has been completed with the Administration for Industry and Commerce. The Company’s register of shareholders has been altered accordingly, and the investors have obtained the Contribution Certificate issued by the Company	Prior to delivery	5.1 Application for Registration of Corporate Alteration signed by the legal representative of the Company and relevant registration forms for alteration of shareholders and the corporate type;
5.2 Certificate of Designated Representative or Jointly Authorized Agent issued by the Company and photocopy of the ID card of the designated representative or authorized agent (signed personally);
5.3 Amendments to the Company’s Articles of Association (signed by the legal representative of the Company);
5.4 Resolutions of the Company’s Meeting of Shareholders;
5.5 Equity Transfer Agreement or Certificate of Equity Delivery;
				5.6 The Company’s Corporate	Complete the formalities at the administration for industry and commerce where the Company is incorporated

2

Documents
Required/Involved or
No.	Subjects	Matters	Deadline	Instructions	Remarks
Business License

6(5.1.6)	Original Shareholders and the Company, with the cooperation of Jingtian & Gongcheng	The Company’s Board of Directors is composed of five (5) directors and three (3) directors assigned by the investors: Peter Brack, Xingqiang Mai and Ying Zhu have been officially appointed; Ying Zhu has been officially appointed as the chairman	Prior to delivery	6.1 Application for Registration of Corporate Alteration signed by the legal representative of the Company and relevant registration forms for alteration of shareholders and the corporate type;
6.2 Certificate of Designated Representative or Jointly Authorized Agent issued by the Company and photocopy of the ID card of the designated representative or authorized agent (signed personally);
6.3 Amendments to the Company’s Articles of Association (signed by the legal representative of the Company);
6.4 Resolutions of the Company’s Meeting of Shareholders;
6.5 Equity Transfer Agreement or Certificate of Equity Delivery;
				6.6 The Company’s Corporate Business License	Complete the formalities at the administration for industry and commerce where the Company is incorporated

7(5.1.7)	The Company, with the cooperation of King & Wood	The Company has signed the formal Employment Contract with all the employees disclosed in Item 7.18(2) of Appendix IV to the Investment Agreement: List of Disclosure, and has paid all the social security premiums for all the employees according to the requirements of the Chinese law and regulations	Prior to delivery	7.1 Sample of Employment Contract 7.2 Credentials for payment of social securities or relevant certificates	King & Wood provides the sample of the employment contract

8(5.1.8)	Original Shareholders and the Company, with the cooperation of King & Wood	The Company has signed with all the major management personnel and the existing shareholders the employment contract inclusive of the confidential clause with a term of at least three years, and, with	Prior to delivery	8.1 Sample of Employment Contract	King & Wood provides the sample of the employment contract

3

Documents
Required/Involved or
No.	Subjects	Matters	Deadline	Instructions	Remarks
other companies, of which the existing shareholders directly or indirectly control or hold the shares, but which have not been included in the current restructuring, the Non-competition Agreement in the format as specified in Appendix VI

9(5.1.9)	Original Shareholders and Companies of Yanhuang, with the cooperation of Jingtian & Gongcheng	The Company and the related companies have completed the restructuring according to the requirements of Appendix VIII to the Investment Agreement: Memorandum of Restructuring	Prior to delivery	9.1 Application for Registration of Corporate Alteration signed by the legal representative of the Company and relevant registration forms for alteration of shareholders and the corporate type;
9.2 Certificate of Designated Representative or Jointly Authorized Agent issued by the Company and the photocopy of the ID card of the designated representative or authorized agent (signed personally);
9.3 Amendments to the Company’s Articles of Association (signed by the legal representative of the Company);
9.4 Resolutions of the Company’s Meeting of Shareholders;
9.5 Equity Transfer Agreement or Certificate of Equity Delivery;
				9.9 The Company’s Corporate Business License	Complete the formalities at the administration for industry and commerce where the companies of Yanhuang are incorporated

10(5.1.10)	Original Shareholders and Companies of Yanhuang, with the cooperation of Jingtian & Gongcheng	As for the billboards possessed directly by the Company as set out in Appendix IX to the Agreement:	Prior to delivery	10.1 All the qualification documents for location of billboards obtained after August 3, 2008
Qualification List of Billboards, the Company has obtained the qualification, approval and third-party licensing prescribed in Appendix IX to the Agreement:
Qualification List of Billboards; as for the billboards controlled by the Company by other means as

4

Documents
Required/Involved or
No.	Subjects	Matters	Deadline	Instructions	Remarks
prescribed in Appendix IX to the Agreement:
Qualification List of Billboards, the Company has signed the legal and valid agreements with the parties concerned and has urged the parties concerned to successfully obtain the qualification, approval and third-party licensing prescribed in Appendix IX to the Agreement:
Qualification List of Billboards.

11(5.1.11)	Jingtian & Gongcheng	Jingtian & Gongcheng has issued the Chinese legal opinions with the content as prescribed in Appendix XI to the Investment Agreement	Prior to delivery	11.1 Legal Opinions	Jingtian & Gongcheng drafts; Redgate Interactive and King & Wood express opinions

12	Original Shareholders and Yanhuang	The existing shareholders shall provide the bank account in China for them to receive the initial payment of equity transfer	Prior to delivery	Account information is as follows: [ ]

5

APPENDIX 11. FORM OF PRC LEGAL OPINION

Attorneys at Law
15/F, Union plaza, 20 chaoyangmenwai street, chaoyang district, beijing, 100020
Tel: (86-10) 6588 2200            fax: (86-10) 6588 2211
Attorney Opinion Letter of Beijing Jingtian & Gongcheng Attorneys at Law for Beijing
Yanhuang Shengshi Advertising Co., Ltd.
To: Beijing Yanhuang Shengshi Advertising Co., Ltd.
Upon consignment by Beijing Yanhuang Shengshi Advertising Co., Ltd. (hereinafter referred to as “Yanhuang Shengshi”), Beijing Jingtian & Gongcheng Attorneys at Law (hereinafter referred to as “Jingtian & Gongcheng”) acts as the special Chinese legal advisor for Yigang Zhao, Youyi Wang, Bin He and Ting Li in transferring their 51% Equity Interest in Yanhuang Shengshi to Redgate Interactive Advertising (Beijing) Co., Ltd. (hereinafter referred to as “Redgate Interactive”) (hereinafter referred to as the “Proposed Equity Transfer”), and is entrusted by Yanhuang Shengshi to conduct due diligence on Beijing Shenzhou Shengshi Advertising Co., Ltd., Beijing Longrich Advertising Media Co., Ltd., Shanghai Langli Advertising Media Co., Ltd., Hangzhou Yibao Advertising Co., Ltd. (these four companies are hereinafter collectively referred to as the “Related Companies”, and Yanhuang Shengshi and the Related Companies are collectively referred to as the “Company”) and Yanhuang Shengshi to issue the Attorney Opinion Letter accordingly.
To issue the Attorney Opinion Letter, Jingtian & Gongcheng has reviewed the documents provided by Yanhuang Shengshi and listened to the representations and explanations of Yanhuang Shengshi for relevant facts. During the said review, Jingtian & Gongcheng obtained the following warranties of Yanhuang Shengshi: true and complete written documents, duplicate documents or verbal testimonies have been provided, which are deemed by the attorney of Jingtian & Gongcheng as necessary to issue the Attorney Opinion Letter, signatures and/or specimens on the relevant documents are true, the relevant duplicate documents or photocopies are consistent with the original documents or original copies, and all the facts and documents that adequately affect the Attorney Opinion Letter have been disclosed to Jingtian & Gongcheng, without any concealment omission or deviation and without any misleading representation. As for the facts which are crucial for the Attorney Opinion Letter, but for which independent evidences cannot be obtained as support, Jingtian & Gongcheng relies on the credentials issued by the relevant governmental authorities, Yanhuang Shengshi and other relevant organizations.
Jingtian & Gongcheng expresses the attorney opinions only according to the factors taking place prior to October 27, 2008, the Chinese laws prevailing prior to October 27, 2008 and the understanding of Jingtian & Gongcheng about such facts and relevant Chinese laws. In the Attorney Opinion Letter, Jingtian & Gongcheng expresses opinions only on the issues of Chinese laws, but on such non-legal matters as accounting, auditing and asset appraisal, and relies on the relevant reports of capital contribution verification, auditing, and asset value appraisal issued by the relevant CPA firms and asset appraisal institutions in connection with the establishment and alteration of Yanhuang Shengshi.
The Attorney Opinion Letter shall be used by Yanhuang Shengshi only for the purpose of the Proposed Equity Transfer, and, without the written consent of Jingtian & Gongcheng, shall not be used by any third party for any purpose.

2

     Based on the above, Jingtian & Gongcheng hereby issues the Attorney Opinion Letter as follows:
1.	Basic Information of the Company
1.1	Yanhuang Shengshi
According to the Corporate Business License (No. 110116001295888) of Yanhuang Shengshi issued by Beijing Administration for Industry and Commerce Huairou Office on November 28, 2007, the basic information of Yanhuang Shengshi prior to registration of the business alteration for the Proposed Equity Transfer is as follows:

Name	Beijing Yanhuang Shengshi Advertising Co., Ltd.
Domicile	320 Shizi Street South, Miaocheng, Miaocheng Town, Huairou District, Beijing, China
Legal Representative	Youyi Wang
Registered Capital	RMB 5 million
Paid-in Capital	RMB 5 million
Shareholders	Yigang Zhao contributed RMB 3.75 million, accounting for 75% of the Registered Capital;
Youyi Wang contributed RMB 500,000, accounting for 10% of the Registered Capital;
Bin He contributed RMB 500,000, accounting for 10% of the Registered Capital;
Ting Li contributed RMB 250,000, accounting for 5% of the Registered Capital.
Corporate Type	Limited liability company
Business Scope	Design, fabrication, consignment and release of domestic and foreign-merchant advertisement in China; undertaking of exhibition and show activities; organization of cultural and art exchange activities (exclusive of performance)
Date of Establishment	April 19, 2000
Operation Period	From April 19, 2000 to April 18, 2010
Annual Inspection of Business License	Passing the annual inspection of business license for 2007
According to the business inquiry data provided by the Company, upon completion of the registration of business alteration for the Proposed Equity Transfer, the shareholders of Yanhuang Shengshi and their capital contributions have been altered as: Redgate Interactive contributes RMB 2.55 million, accounting for 51% of the Registered Capital; Yigang Zhao contributes RMB 1.8375 million, accounting for 36.75% f the Registered Capital; Bin He contributes RMB 245,000, accounting for 4.9% of the Registered Capital; Youyi Wang contributes RMB 245,000, accounting for 4.9% of the Registered Capital; Ting Li contributes RMB 122,500, accounting for 2.45% of the Registered Capital.
1.2	Beijing Shenzhou Shengshi Advertising Co., Ltd. (hereinafter referred to as “Shenzhou Shengshi”)
According to the Corporate Business License (No. 1102272196887) of Shenzhou Shengshi issued by Beijing Administration for Industry and Commerce on April 21, 2005, the basic information of Shenzhou Shengshi prior to registration of the business alteration for the acquisition of 100% Equity Interest of Bin He and Youyi Wang in Shenzhou Shengshi by Yanhuang Shengshi (hereinafter referred to as “Proposed Shenzhou Shengshi’s Equity Transfer”) is as follows:

Name	Beijing Shenzhou Shengshi Advertising Co., Ltd.
Domicile	320 Shizi Street South, Miaocheng, Miaocheng Town, Huairou District, Beijing, China
Legal Representative	Bin He
Registered Capital	RMB 500,000
Paid-in Capital	RMB 500,000

3

Shareholders	Bin He contributed RMB 250,000, accounting for 50% of the Registered Capital; Youyi Wang contributed RMB 250,000, accounting for 50% of the Registered Capital.
Corporate Type	Limited liability company
Business Scope	Design, fabrication, consignment and release of domestic and foreign-merchant advertisement in China.
Date of Establishment	March 1, 2001
Operation Period	From March 1, 2001 to February 28, 2011
Annual Inspection of Business License	Passing the annual inspection of business license for 2007
According to the business inquiry data provided by the Company, upon completion of the registration of business alteration for the Proposed Shenzhou Shengshi’s Equity Transfer, shareholders of Shenzhou Shengshi and their capital contributions have been altered as: Yanhuang Shengshi contributes RMB 500,000, accounting for 100% of the Registered Capital.
1.3	Beijing Longrich Advertising Media Co., Ltd. (hereinafter referred to as “Longrich Advertising”)
According to the Corporate Business License (No. 1101052940845) of Longrich Advertising issued by Beijing Administration for Industrial and Commerce Chaoyang Office on March 16, 2006, the basic information of Longrich Advertising prior to registration of the business alteration for the acquisition of 100% Equity Interest of Zhaodong Xiang and Yuying Zheng in Longrich Advertising by Yanhuang Shengshi (hereinafter referred to as “Proposed Longrich Advertising’s Equity Transfer”) is as follows:

Name	Beijing Longrich Advertising Media Co., Ltd.
Domicile	No. 211, 8-A Beisantiao, Tuanjiehu, Chaoyang District, Beijing, China
Legal Representative	Zhaodong An
Registered Capital	RMB 500,000
Paid-in Capital	RMB 500,000
Shareholders	Zhaodong An contributed RMB 350,000, accounting for 70% of the Registered Capital; Yuying Zheng contributed RMB 150,000, accounting for 30% of the Registered Capital.
Corporate Type	Limited liability company
Business Scope	Consignment and release of advertisement; computer-aided graphic design, undertaking of exhibition and show; conference services; organization of cultural and art exchange activities; film and TV planning; PR services, etc.
Date of Establishment	March 16, 2006
Operation Period	From March 16, 2006 to March 15, 2026
Annual Inspection of Business License	Passing the annual inspection of business license for 2007
According to the business inquiry data provided by the Company, upon completion of the registration of business alteration for the Proposed Longrich Advertising’s Equity Transfer, shareholders of Longrich Advertising and their capital contribution have been altered as: Yanhuang Shengshi contributes RMB 500,000, accounting for 100% of the Registered Capital.
1.4	Shanghai Langli Advertising Media Co., Ltd. (hereinafter referred to as “Shanghai Langli”)
According to the Corporate Business License (No. 3102292079243) of Shanghai Langli issued by Shanghai Administration for Industry and Commerce Qingpu Office on March 14, 2006, the basic information of Shanghai Langli prior to registration of

4

the business alteration for the acquisition of 100% Equity Interest of Ying Wang and Tingli in Shanghai Langli by Yanhuang Shengshi (hereinafter referred to as “Proposed Shanghai Langli’s Equity Transfer”) is as follows:

Name	Shanghai Langli Advertising Media Co., Ltd.
Domicile	Rm. 503, 88, No. 102 Lane, Shangzhou Road, Jinze Town, Qingpu District
Legal Representative	Ying Wang
Registered Capital	RMB 500,000
Paid-in Capital	RMB 500,000
Shareholders	Ying Wang contributed RMB 250,000, accounting for 50% of the Registered Capital; Ting Li contributed RMB 250,000, accounting for 50% of the Registered Capital.
Corporate Type	Limited liability company (domestic joint venture)
Business Scope	Design, fabrication, consignment and release of different advertisements; business information consulting, enterprise image planning, marketing, convention and exhibition service, PR consulting, corporate culture consulting and cultural and art exchange planning (exclusive of intermediary); interior decoration, graphic fabrication, camera work service, computer network engineering (exclusive of items requiring special approval) and research and development of computer software and hardware; sales of cultural and office articles, artware gifts and advertisement materials (subject to licensing if the administrative licensing is required).
Date of Establishment	March 8, 2005
Operation Period	From March 8, 2005 to March 7, 2015
Annual Inspection of Business License	Passing the annual inspection of business license for 2007
According to the business inquiry data provided by the Company, upon completion of the registration of business alteration for the Proposed Shanghai Langli’s Equity Transfer, the shareholders of Shanghai Langli and their capital contributions have been altered as: Yanhuang Shengshi contributes RMB 500,000, accounting for 100% of the Registered Capital.
1.5	Hangzhou Yibao Advertising Co., Ltd. (hereinafter referred to as “Hangzhou Yibao”)
According to the Corporate Business License (No. 330103000037666) of Hangzhou Yibao issued by Hangzhou Administration for Industry and Commerce for Xiacheng Office on June 30, 2008, the basic information of Hangzhou Yibao prior to registration of the business alteration for the acquisition of 80% Equity Interest of Min Zheng in Hangzhou Yibao by Yanhuang Shengshi (hereinafter referred to as “Proposed Hangzhou Yibao’s Equity Transfer”) is as follows:

Name	Hangzhou Yibao Advertising Co., Ltd.
Domicile	Rm. 206, Building 34, Chaohui Community V, Xiacheng District, Hangzhou
Legal Representative	Min Zheng
Registered Capital	RMB 1 million
Paid-in Capital	RMB 1 million
Shareholders	Min Zheng contributed RMB 800,000, accounting for 80% of the Registered Capital; Wei Li contributed RMB 200,000, accounting for 20% of the Registered Capital.
Corporate Type	Limited liability company
Business Scope	Services: design, fabrication, consignment and release of domestic advertisements, undertaking of convention and exhibition, economic information consulting (exclusive of securities, futures); wholesales and retail: general merchandise.
Date of Establishment	June 30, 2008

5

Operation Period	From June 30, 2008 to June 29, 2018
Annual Inspection of Business License	No records
According to the business inquiry data provided by the Company, upon completion of the registration of business alteration for the Proposed Hangzhou Yibao’s Equity Transfer, the shareholders of Hangzhou Yibao and their capital contributions have been altered as: Yanhuang Shengshi contributes RMB 800,000, accounting for 80% of the Registered Capital; Wei Li contributes RMB 200,000, accounting for 20% of the Registered Capital.
2.	Evolution of the Company

2.1	Establishment and Alteration of Yanhuang Shengshi
Prior to registration of business alteration for the Proposed Equity Transfer, the evolution information of Yanhuang Shengshi is as follows:
1)	Establishment of Yanhuang Shengshi

On March 15, 2000, Yunwen Le, Yigang Zhao and Bin He executed the Articles of Association of Beijing Yanhuang Shengshi Advertising Co., Ltd. According to the AoA, Yanhuang Shengshi was established with capital contributions from Yunwen Le, Yigang Zhao and Bin He and, upon its establishment, Yanhuang Shengshi’s Registered Capital amounted to RMB 500,000. Yunwen Le contributed RMB 250,000, accounting for 50% of the Registered Capital, Yigang Zhao contributed RMB 225,000, accounting for 45% of the Registered Capital and Bin He contributed RMB 25,000, accounting for 5% of the Registered Capital.
2)	Alteration of Yanhuang Shengshi
(1)	According to the Capital Contribution Verification Report for Alteration of Registration issued by Beijing Xinyi CPA Co., Ltd. on March 29, 2001 ((2001) JXKYZ No. 242), Yanhuang Shengshi’s Registered Capital was altered from RMB 500,000 to RMB 1 million: Yunwen Le’s capital contribution was altered from RMB 250,000 to RMB 500,000, Yigang Zhao’s capital contribution from RMB 225,000 to RMB 450,000 and Bin He’s capital contribution from RMB 25,000 to RMB 50,000.

(2)	On January 18, 2002, Youyi Wang, Yigang Zhao and Bin He executed the Restated Articles of Association of Yanhuang Shengshi. According to the Restated Articles of Association, Yanhuang Shengshi’s shareholders included Youyi Wang, Yigang Zhao and Bin He; Youyi Wang contributed RMB 100,000, accounting for 10% of the Registered Capital, Yigang Zhao contributed RMB 800,000, accounting for 80% of the Registered Capital and Bin He contributed RMB 100,000, accounting for 10% of the Registered Capital.

(3)	On June 23, 2004, Youyi Wang, Yigang Zhao and Bin He executed the Restated Articles of Association of Yanhuang Shengshi. According to the Restated Articles of Association, Yanhuang Shengshi’s shareholders included Youyi Wang, Yigang Zhao, Ting Li and Bin He; Youyi Wang contributed RMB 100,000, accounting for 10% of the Registered Capital, Yigang Zhao contributed RMB 750,000, accounting for 75% of the Registered Capital, Ting Li contributed RMB 50,000, accounting for 5% of the Registered Capital and Bin He contributed RMB 100,000, accounting for 10% of the Registered Capital.

(4)	According to the Restated Articles of Association of Yanhuang Shengshi executed on November 16, 2007, Yanhuang Shengshi’s Registered Capital was

6

altered from RMB 1 million to RMB 5 million: Youyi Wang’s contribution was altered from RMB 100,000 to RMB 500,000, accounting for 10% of the Registered Capital, Yigang Zhao’s contribution from RMB 750,000 to RMB 3.75 million, accounting for 75% of the Registered Capital, Ting Li’s contribution from RMB 50,000 to RMB 250,000, accounting for 5% of the Registered Capital and Bin He’s contribution from RMB 100,000 to RMB 500,000, accounting for 10% of the Registered Capital.

(5)	Prior to registration of business alteration for the Proposed Equity Transfer, Yanhuang Shengshi possessed the Corporate Business License (No. 110116001295888) issued by Beijing Administration for Industry and Commerce Huairou Office on November 28, 2007.
2.2	Establishment and Alteration of Shenzhou Shengshi
Prior to registration of business alteration for the Proposed Shenzhou Shengshi’s Equity Transfer, the evolution information of Shenzhou Shengshi is as follows:
1)	Establishment of Shenzhou Shengshi

On February 28, 2001, Bin He and Youyi Wang executed the Articles of Association of Shenzhou Shengshi. According to the AoA, Shenzhou Shengshi was established with capital contributions from Bin He and Youyi Wang and, upon its establishment, Shenzhou Shengshi’s Registered Capital amounted to RMB 500,000. Bin He contributed RMB 250,000, accounting for 50% of the Registered Capital, and Youyi Wang contributed RMB 250,000, accounting for 50% of the Registered Capital.

2)	Alteration of Shenzhou Shengshi

As per explanation of Shenzhou Shengshi, Shenzhou Shengshi has not made any alteration of its Registered Capital, shareholders or their capital contributions.

3)	Prior to registration of business alternation for the Proposed Shenzhou Shengshi’s Equity Transfer, Shenzhou Shengshi possessed the Corporate Business License (No. 1102272196887 (1-1)) issued by Beijing Administration for Industry and Commerce on April 21, 2005.
2.3	Establishment and Alteration of Longrich Advertising
Prior to registration of business alteration for the Proposed Longrich Advertising’s Equity Transfer, the evolution information of Longrich Advertising is as follows:
1)	Establishment of Longrich Advertising

On April 4, 2006, Zhaodong An and Yuying Zheng executed the Articles of Association of Longrich Advertising. According to the AoA, Zhaodong An and Yuying Zheng made capital contribution for the establishment of Longrich Advertising, and upon its establishment, Longrich Advertising’s Registered Capital amounted to RMB 500,000, of which Zhaodong An contributed RMB 350,000, accounting for 70% of the Registered Capital and Yuying Zheng contributed RMB 150,000, accounting for 30% of the Registered Capital.

2)	Alteration of Longrich Advertising

As per explanation of Longrich Advertising, Longrich Advertising has not made any alteration of its Registered Capital, shareholders or their capital contributions.

7

3)	Prior to registration of business alternation for the Proposed Longrich Advertising’s Equity Transfer, Longrich Advertising possessed the Corporate Business License (No. 1101052940845) issued by Beijing Administration for Industry and Commerce Chaoyang Office on March 10, 2006.
2.4	Establishment and Alteration of Shanghai Langli
Prior to registration of business alteration for the Proposed Shanghai Langli’s Equity Transfer, the evolution information of Shanghai Langli is as follows:
1)	Establishment of Shanghai Langli

On February 28, 2005, Ying Wang and Ting Li executed the Articles of Association of Shanghai Langli. According to the AoA, Ying Wang and Ting Li made capital contribution for the establishment of Shanghai Langli, and, upon its establishment, Shanghai Langli’s Registered Capital amounted to RMB 500,000, of which Ying Wang contributed RMB 250,000, accounting for 50% of the Registered Capital and Ting Li contributed RMB 250,000, accounting for 50% of the Registered Capital.

According to the Capital Contribution Verification Report issued by Shanghai Ruihe CPA Co., Ltd. on March 2, 2005 (RHKYZ [2005] No. 0970), as of March 2, 2005, Shanghai Langli had received the Registered Capital of RMB 500,000 paid in by all the shareholders.

2)	Alteration of Shanghai Langli

As per explanation of Shanghai Langli, Shanghai Langli has not made any alteration of its Registered Capital, shareholders or their capital contributions.

3)	Prior to registration of business alternation for the Proposed Shanghai Langli’s Equity Transfer, Shanghai Langli possessed the Corporate Business License (No. 3102292079243) issued by Shanghai Administration for Industry and Commerce Qingpu office on March 14, 2006.
2.5	Establishment and Alteration of Hangzhou Yibao
Prior to registration of business alteration for the Proposed Hangzhou Yibao’s Equity Transfer, the evolution information of Hangzhou Yibao is as follows:
1)	Establishment of Hangzhou Yibao

On June 23, 2008, Min Zheng and Wei Li executed the Articles of Association of Hangzhou Yibao. According to the AoA, Min Zheng and Wei Li made capital contribution for the establishment of Hangzhou Yibao, and, upon its establishment, Hangzhou Yibao’s Registered Capital amounted to RMB 1 million, of which Min Zheng contributed RMB 800,000, accounting for 80% of the Registered Capital and Wei Li contributed RMB 200,000, accounting for 20% of the Registered Capital.

According to the ZZDKY [2008] No. 30 Capital Contribution Verification Report issued by Zhejiang Zhongda CPA Co., Ltd. on June 26, 2008, as of June 25, 2008, Hangzhou Yibao had received the Registered Capital of RMB 1 million paid in by all the shareholders.

2)	Alteration of Hangzhou Yibao

As per explanation of Hangzhou Yibao, Hangzhou Yibao has not made any alteration of its Registered Capital, shareholders or their shareholding proportion.

8

3)	Prior to registration of business alternation for the Proposed Hangzhou Yibao’s Equity Transfer, Hangzhou Yibao possessed the Corporate Business License (No. 330103000037666) issued on June 30, 2008 by Hangzhou Administration for Industry and Commerce Xiacheng Office.
To conclude, in our opinion, Yanhuang Shengshi, Shenzhou Shengshi, Longrich Advertising, Shanghai Langli and Hangzhou Yibao are limited liability companies with independent corporate qualification, which are duly incorporated and validly existing under the laws of China. The registered capitals subscribed for by Yanhuang Shengshi, Shenzhou Shengshi, Longrich Advertising, Shanghai Langli and Hangzhou Yibao have all been paid in, and since their establishment and prior to the registration of business alteration for the Proposed Equity Transfer, they have completed all the procedures required by the relevant laws, in the previous alterations of their corporate name, domicile, registered capital, shareholders, equity interest structure and business scope (for the details of which, see Section 2 “Evolution of the Company” herein) and completed the formalities for alteration of business registration at the competent administration for industry and commerce in compliance with the provisions of the Chinese laws.
3.	Business Scope of the Company
3.1	According to the Corporate Business License (No. 110116001295888) of Yanhuang Shengshi issued by Beijing Administration for Industry and Commerce Huairou Office on September 25, 2008, after registration of the business alteration for the Proposed Equity Transfer, Yanhuang Shengshi’s approved business scope is: design, fabrication, consignment and release of domestic and foreign-merchant advertisement in China; undertaking of exhibition and show activities; organization of cultural and art exchange activities (exclusive of performance).

3.2	According to the Corporate Business License (No. 110116001968876) of Shenzhou Shengshi issued by Beijing Administration for Industry and Commerce on September 2, 2008, after registration of the business alteration for the Proposed Shenzhou Shengshi’s Equity Transfer, Shenzhou Shengshi’s approved business scope is: design, fabrication, consignment and release of domestic and foreign-merchant advertisement in China.

3.3	According to the Corporate Business License (No. 110105009408459) of Longrich Advertising issued by Beijing Administration for Industry and Commerce Chaoyang Office on August 28, 2008, after registration of the business alteration for the Proposed Longrich Advertising’s Equity Transfer, Longrich Advertising’s approved business scope is: consignment and release of advertisement; computer-aided graphic design, undertaking of exhibition and show; conference services; organization of cultural and art exchange activities; film and TV planning; PR services.

3.4	According to the Corporate Business License (No. 310229001000948) of Shanghai Langli issued by Shanghai Administration for Industry and Commerce Qingpu Office on September 25, 2008, after registration of the business alteration for the Proposed Shanghai Langli’s Equity Transfer, Shanghai Langli’s approved business scope is: design, fabrication, consignment and release of different advertisements; business information consulting, enterprise image planning, marketing, convention and exhibition service, PR consulting, corporate culture consulting and cultural and art exchange planning (exclusive of intermediary); interior decoration, graphic fabrication, camera work service, computer network engineering (exclusive of items requiring special approval) and research and development of computer software and hardware; sales of cultural and office articles, artware gifts and advertisement materials (subject to licensing if the administrative licensing is required).

9

3.5	According to the Corporate Business License (No. 330103000037666) of Hangzhou Yibao issued by Hangzhou Administration for Industry and Commerce on August 29, 2008, after registration of the business alteration for the Proposed Hangzhou Yibao’s Equity Transfer, Hangzhou Yibao’s approved business scope is: services: design, fabrication, consignment and release of domestic advertisements, undertaking of convention and exhibition, economic information consulting (exclusive of securities, futures); wholesales and retail: general merchandise..
To conclude, in our opinion, Yanhuang Shengshi, Shenzhou Shengshi, Longrich Advertising, Shanghai Langli and Hangzhou Yibao have obtained the approval from and registered with the Registration Authority for consignment and publication of advertisement and are qualified for consignment and publication of advertisement.
4.	Main Assets of the Company
4.1	Billboards
As confirmed by the Company, details of the billboards managed by the Company as of August 3, 2008 are shown in Appendix 1.

According the Advertisement Law and relevant laws and regulations, as for the billboards pending for completion of the legal procedures as listed in Appendix 1, the Company shall complete the relevant legal procedures as soon as possible; otherwise, the competent authorities are entitled to order the dismantling of such billboards within a specified period, as may also result in contractual disputes.

As for the billboards listed in Appendix 1, for which the formalities for outdoor advertisement registration or for alteration registration of outdoor advertisement are to be completed, the Company shall complete the aforementioned formalities as soon as possible; otherwise, according to the provisions of the Administrative Regulations for Registration of Outdoor Advertisements (Decree No. 25 of the General Administration for Industry and Commerce), the administration for industry and commerce may confiscate the unlawful income, plus a penalty of less than RMB thirty thousand and order for supplementing the registration; where the Company fails to do so within the specified period, the administration for industry and commerce has the right to cease the publication.
4.2	Properties
1)	According to the House Lease Contract signed by and between Yanhuang Shengshi (as the Lessee) and Beijing Chaoyang District Wangxihong TCM Clinic (as the Lessor) on March 17, 2004 and the Supplementary Agreement signed on May 23, 2004, the Lessor leased the houses on the first and second floors of Building No. 31, Mofangnangli, Chaoyang District, Beijing (except for 140m2 street-faced unit on the first floor west, hereinafter referred to as “tow-storey house”) to the Lessee, with a floorage of 1,460m2 and for a lease period of 9 years from September 1, 2004 to August 31, 2013; the rental amounts to RMB 1 million from the first year to the third year of the lease, RMB 1.3 million from the fourth year to sixth year and RMB 1.5 million from the seven year to the ninth year; during the above lease period, the Lessor also leases to the Lessee the three-bedroom unit numbered 10 on the second floor of Building No. 37 (hereinafter referred to as the “three-bedroom unit”) connected to the second floor of Building No. 31, Mofangnanli, at a rental of RMB 20,000 per annum.

Upon checking, the House Lease Contract and the Supplementary Agreement executed by and between the Lessor and Yanhuang Shengshi are legal in terms of content. The Lessor currently possesses the JFQZCQ (2005) No. 00984 House

10

Property Certificate issued on January 12, 2005 by Beijing Chaoyang District Administration of State Land Resources and Housing, according to which Beijing Chaoyang District Wangxihong TCM Clinic possesses the ownership of the two-storey house. Therefore, in our opinion, the Lessor has the right to lease the two-storey house to Yanhuang Shengshi. However, since Yanhuang Shenshi has provided the House Property Certificate for the three-bedroom unit, we cannot judge if Beijing Chaoyang District Wangxihong TCM Clinic has the right to lease the three-bedroom unit.

2)	According to the House Lease Contract executed by and between Yanhuang Shengshi and North China Power Engineering (Beijing) Co., Ltd. on March 24, 2008, Yanhuang Shengshi leased the house (with a floorage of 337.5 m2) at F/1, Building No. 31, Mofangnanli, Chaoyang District, Beijing to North China Power Engineering (Beijing) Co., Ltd. for use, with a lease period of 3 years from May 1, 2008 to April 30, 2011.

Since, to sublet the above house, Yanhuang Shengshi shall obtain the prior consent from the house owner, Yanhuang Shengshi has not provided any document of the house owner’s consent for such subletting, we cannot judge if the lessor has the right to sublet the above house. In case of any dispute due to the house property right or the right to sublet the house, the above Lease Contract may be judged as invalid by the court and the lessee may be required to move out of the above house.

3)	According to the document provided by the Company, which was stamped with the official seal of Beijing Huairou District Miaocheng Township People’s Government, Beijing Huairou District Miaocheng Township People’s Government granted its consent to provide the house at No. 320 Shizi Street South, Miaocheng Town, Huairou District of Beijing to Shenzhou Shengshi and Yanhuang Shengshi for occupation. Since the Company has not furnished the Lease Contract and House Property Certificate of the above house, we cannot judge if Beijing Huairou District Miaocheng Township People’s Government has the right to provide the above house to Shenzhou Shengshi and Yanhuang Shengshi for use.

4)	According to the House Lease Contract executed on March 1, 2008 by and between Beijing Chaoyang District Agricultural Machinery Service Center and Longrich Advertising, Beijing Chaoyang District Agricultural Machinery Service Center No. 221 House at A-8 Courtyard, Beisantiao, Tuanjiehu, Chaoyang District of Beijing to Longrich Advertising, with a lease period from March 1, 2008 to the end of February, 2010.

Upon checking, the above House Lease Contract is lawful in terms of content. As Longrich Advertising has not furnished the House Property Certificate of the said house, we cannot judge if Beijing Chaoyang District Agricultural Machinery Service Center has the right lease the said house. In case of any dispute due to the house property right, the above Lease Contract may be judged as invalid by the court and Longrich Advertising may be required to move out of the above house.

5)	According to the House Lease Contract executed on July 10, 2008 by and between Shanghai Langli and Shaohua Mo, Shaohua Mo leased Rm. 402, Building No. 1, Tianbao Huating, Siping Road, Shanghai to Shanghai Langli for use as office, with a lease period from July 11, 2008 to July 10, 2009.

Shaohua Mo is currently in possession of the HFDHZ [2004] No. 024067 House Property Certificate issued by Shanghai Hongkou District Real Estate Registration Division on November 10, 2004. Therefore, in our opinion, Shaohua Mo has the right to lease the said house to Shanghai Langli for use and the said House Lease Contract is legal and valid.

11

6)	According to the House Lease Agreement executed on February 20, 2005 by and between Shanghai Langli and Qingpu Count Shangta Construction and Installation Engineering Co., Ltd., Qingpu Count Shangta Construction and Installation Engineering Co., Ltd. leased Rm. 503, No. 88 Lane, 102 Shangzhou Road, Jinze Town, Qingpu District of Shanghai to Shanghai Langli, with a lease period from February 28, 2005 to February 27, 2015.

Upon checking, the said House Lease Agreement is legal in terms of content. But, since Shanghai Langli has not furnished the House Property Certificate for the said house, we cannot judge if Qingpu Count Shangta Construction and Installation Engineering Co., Ltd. has the right to lease the said house. In case of any dispute due to the house property right, the above House Lease Agreement may be judged as invalid by the court and Shanghai Langli may be required to move out of the above house.
5.	Major Contracts

5.1	Loan, Guarantee and Financial Management Contracts
The loan, guarantee and financial management contracts being performed by the Company as of August 3, 2008 are as follows:
1)	As per explanation by Yanhuang Shengshi, Yigang Zhao has provided loans to Yanhuang Shengshi. By June 30, 2008, Yanhuang Shengshi had still owed Yigang Zhao RMB 2,113,210.93 (subject to the accurate amount as audited by PwC).

2)	On June 30, 2008, Yanhuang Shengshi, Xihong Wang and Yigang Zhao entered into the Agreement for Credit and Debt Restructuring. According to the agreement, t Yanhuang Shengshi transferred to Yigang Zhao the credit of RMB 1.62 million entitled to its Xihong Wang and Yigang Zhao exempted Yanhuang Shengshi from debt of RMB 1.62 million payable to him.

3)	On August 20, 2007, the Company entered into the RMB Wealth Management Product Contract of China Minsheng Bank with China Minsheng Banking Corp., Ltd. According to the contract, the Company purchased from China Minsheng Banking Corp., Ltd. the wealth management product of “Minsheng Stable Financial Scheme No. W73”, with the value date of August 30, 2007 and the expiry date of August 30, 2008. The Company deposited RMB Ten Million only in the wealth management account as the principal of RMB financial products for transaction of RMB financial products.

As per confirmation by Yanhuang Shengshi, Yanhuang Shengshi has neither borrowed from any financial institution nor provided any guarantee to any financial institution. According to the Due Diligent conducted by Jingtian & Gongcheng, we have not discovered any fact contrary to the above circumstances.
5.2	Business Contracts
The business contracts being performed by the Company as of August 3, 2008 are shown in Appendix 2.

Upon checking, in our opinion, the business contracted specified in Appendix 2 comply, in content, with the provisions of the China and can be performed.
6.	Litigation, Arbitration and Administrative Punishment

12

As per introduction by the Company, as of August 3, 2008, the Company is involved in the following pending litigations, arbitrations or administrative punishment:
1)	According to the [2005] CMCZ No. 7857 Civil Court Verdict issued by Beijing Congwen District People’s Court on March 27, 2006 , the [2006] EZMZZ No. 08222 Civil Court Verdict issued by Beijing No. 2 Intermediate People’s Court on June 19, 2006 and the [2006] CZZ No., 3713 Civil Court Verdict issued by Beijing Congwen District People’s Court on September 12, 2006, Yanhuang Shengshi and Blue Keynote (Beijing) International Media Advertising Co., Ltd. (hereinafter referred to as “Blue Keynote”) executed a contract on December 6, 2004, according to which Yanhuang Shengshi entrusted Blue Keynote to publish the enterprise image advertisement of Beiqi Foton Automotive at the Pole Advertising Point east of the north side Huayi Bridge at the end of Capital International Airport Expressway, Chaoyang District, Beijing and Yanhuang Shengshi paid RMB 950,000 to Blue Keynote, but Blue Keynote failed to perform its contractual obligations. It was said that Blue Keynote had not obtained the authorization of the advertising point and had no ability to perform the contract. Upon receipt of a definite reply that due to its restructuring, Capital Airport Advertising Co., Ltd. would not execute with Blue Keynote the Advertising Contract, Blue Keynote failed to notify Yanhuang Shengshi of such fact to avoid any unfavorable consequence due to non-performance of the contract, but intentionally concealed from Yanhuang Shengshi the relevant important fact in connection with the contract performance, and caused Yanhuang Shengshi to execute the contract with and pay the advertising fee of RMB 950,000 to Blue Keynote against the truth. Its act conflicted with the contract performance principle of honesty and credit and constituted civil cheating. Therefore, Beijing Congwen District People’s Court made a court decision that the above Advertising Contract was cancelled and Blue Keynote should pay an amount of RMB 950,000 to Yanhuang Shengshi. Blue Keynote refused to accept the first instance decision and appealed to Beijing No. 2 Intermediate People’s Court, but Beijing No. 2 Intermediate People’s Court overruled the appeal and affirmed the original judgment. On July 12, 2006, Yanhuang Shengshi applied to Beijing Congwen District People’s Court for execution. During the execution, it was found that Blue Keynote was missing and had no properties for execution. Yanhuang Shengshi could neither provide to the court the properties of Blue Keynote and any clue of such properties. On September 12, 2006, Beijing Congwen District People’s Court ruled for the termination of the execution procedure.

2)	Shanghai Langli Advertising Media Co., Ltd. and Euro RSCG executed the Outdoor Advertising Contract for “Shanghai East China Hospital Recreation and Recuperation Building Roof Billboard” in March 2007, with the advertising period from May 26, 2008 to May 25, 2009 and the advertising client as VOLVO Automobile. Euro RSCG failed to pay the advertising fees to Shanghai Langli Advertising Media Co., Ltd. on May 10, 2008 in accordance with the contract. Although Shanghai Langli Advertising Media Co., Ltd. demanded for payment several times, Euro RSCG has not yet made the payment to Shanghai Langli Advertising Media Co., Ltd. by now. On June 4, 2008, Shanghai Langli Advertising Media Co., Ltd. brought a lawsuit to Beijing Dongcheng District People’s Court against Euro RSCG.
7.	Proposed Equity Transfer

7.1	Brief of Proposed Equity Transfer
The Proposed Equity Transfer can be summarized as: Yigang Zhao, Youyi Wang, Bin He and Ting Li shall transfer their respective 38.25%, 5.1%, 5.1% and 2.55% Equity Interest in Yanhuang Shengshi to Redgate Interactive, while Redgate Interactive shall pay the

13

Equity Transfer Price respectively to Yigang Zhao, Youyi Wang, Bin He and Ting Li accordingly.
7.2	Transaction Documents for the Proposed Equity Transfer
To complete the Proposed Equity Transfer, Yigang Zhao, Youyi Wang, Bin He, Ting Li and Redgate Interactive have executed the following transaction documents (“Transaction Documents”):
1)	Investment Framework Agreement;

2)	Equity Transfer Agreement; and

3)	Articles of Association.
In our opinion, the above Transaction Documents comply, in terms of content and form, with the Chinese laws and shall become effective upon execution by the Parties to the Contract, bear a legal effect binding on the Parties thereto and are enforceable according to their terms; the rights and obligations of the Parties to the Contract are protected by the Chinese laws.
7.3	Governmental Approval and Registration Required for the Proposed Equity Transfer
According to the Chinese laws and the consultation of Jingtian & Gongcheng with Beijing Commerce Bureau and Beijing Administration for Industry and Commerce, regarding the Proposed Equity Transfer, Redgate Interactive needs to file, with original Approval Authority, its Equity Interest in Yanhuang Shengshi resulting from the Proposed Equity Transfer, Yanhuang Shengshi shall apply to Beijing Administration for Industry and Commerce Huairou Office for approval on the alteration of shareholders resulting from the Proposed Equity Transfer and file, with Beijing Administration for Industry and Commerce Huairou Office, the alteration of directors, supervisors, general and AoA resulting from the Proposed Equity Transfer.

According to the Chinese laws prevailing as of October 27, 2008, if Redgate Interactive acquires the remaining 49% Equity Interest of Yanhuang Shengshi in RMB cash (“Acquisition of Remaining Equity Interest”), Redgate Interactive shall file, with the original Approval Authority, its Increased Equity Interest in Yanhuang Shengshi resulting from the Acquisition of Remaining Equity Interest and Yanhuang Shengshi shall apply to Beijing Administration for Industry and Commerce Huairou Office for approval on the alteration of shareholders resulting from the Acquisition of Remaining Equity Interest and file, with Beijing Administration for Industry and Commerce Huairou Office, the alteration of directors, supervisors, general and AoA resulting from the Acquisition of Remaining Equity Interest. If the mode and conditions for the said Acquisition of Remaining Equity Interest remain unchanged, according to the Chinese laws prevailing as of October 27, 2008, except for the above approval and filing, Redgate Interactive, Yanhuang Shengshi and Yigang Zhao, Youyi Wang, Bin He and Ting Li are required to apply for other approvals and registration from and with the governmental authorities in connection with the Acquisition of Remaining Equity Interest.
The Attorney Opinion Letter shall be used by Yanhuang Shengshi only for the purpose of the Proposed Equity Transfer, and, without the written consent of Jingtian & Gongcheng, shall not be used by any third party for any purpose.
     The Attorney Opinion Letter shall become effective upon execution by Jingtian & Gongcheng.
Beijing Jingtian & Gongcheng Attorneys at Law

14

Appendix 1: Billboard Points

Sr. No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained	Legal Procedures to be Fulfilled
1	East 4th Ring Road Honglingjin Bridge 6# Pillar	Unipole; 6m × 18m × 2 sides	The Company has signed the Contract for Use of Outdoor Advertisement Media on East 4th Ring Road with Beijing Prosperous Tang Dynasty Advertising Co., Ltd.;

Beijing 4th Ring Road Advertisement Setup Planning published on the website of “Beijing Municipal Administration Commission” (http://www.bjmac.gov.cn/pub/guanggao/110100/ HLS0020B1.html) indicates that the billboard is the billboard to be retained in Beijing Outdoor Advertisement Setup Planning	Formalities for outdoor advertisement registration to completed, and

Concession for the billboard to be obtained through the tender and auction organized by Beijing Municipal Administration Commission.

2	East 4th Ring Road Liulitun Bridge 5# Pillar	Unipole; 6m × 18m × 2 sides	The Company has signed the Contract for Use of Outdoor Advertisement Media on East 4th Ring Road with Beijing Prosperous Tang Dynasty Advertising Co., Ltd.;

Beijing 4th Ring Road Advertisement Setup Planning published on the website of “Beijing Municipal Administration Commission” (http://www.bjmac.gov.cn/pub/guanggao/110100/ HLS0020B1.html) indicates that the billboard is the billboard to be retained in Beijing Outdoor Advertisement Setup Planning	Formalities for outdoor advertisement registration to completed, and

Concession for the billboard to be obtained through the tender and auction organized by Beijing Municipal Administration Commission.

3	East 4th Ring Road Shibalidian Bridge #10 Pillar (Northwest Corner of Jing-Jin-Tang Interchange)	Unipole; 7m × 21m × 2 sides	The Company has signed the Contract for Use of Outdoor Advertisement Media on East 4th Ring Road with Beijing Gonglian Road Network Co., Ltd.;

Beijing 4th Ring Road Advertisement Setup Planning published on the website of “Beijing Municipal Administration Commission” (http://www.bjmac.gov.cn/pub/guanggao/110100/ HLS0020B1.html) indicates that the billboard is the billboard to be retained in Beijing Outdoor Advertisement Setup Planning	Formalities for outdoor advertisement registration to completed, and

Concession for the billboard to be obtained through the tender and auction organized by Beijing Municipal Administration Commission.

4	East 4th Ring Road #1 Pillar (inner ring at the Northwest Corner of Yunxiao Bridge)	Unipole Three sides 6m × 18m × 3 sides	The Company has signed the Contract for Use of Outdoor Advertisement Media on East 4th Ring Road with Beijing Gonglian Road Network Co., Ltd.;

Beijing 4th Ring Road Advertisement Setup Planning published on the website of “Beijing Municipal Administration Commission” (http://www.bjmac.gov.cn/pub/guanggao/110100/ HLS0020B1.html) indicates that the billboard is the billboard to be retained in Beijing Outdoor Advertisement Setup Planning	Formalities for outdoor advertisement registration to completed, and

Concession for the billboard to be obtained through the tender and auction organized by Beijing Municipal Administration Commission.

15

Sr. No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained	Legal Procedures to be Fulfilled
5	East 4th Ring Road #2 Pillar (Outer Ring north of the road at Jiuxianqiao Exit)	Unipole Two sides; 7m × 21m × 2 sides	The Company has signed the Contract for Use of Outdoor Advertisement Media on East 4th Ring Road with Beijing Gonglian Road Network Co., Ltd.;

Beijing 4th Ring Road Advertisement Setup Planning published on the website of “Beijing Municipal Administration Commission” (http://www.bjmac.gov.cn/pub/guanggao/110100/ HLS0020B1.html) indicates that the billboard is the billboard to be retained in Beijing Outdoor Advertisement Setup Planning	Formalities for outdoor advertisement registration to completed, and

Concession for the billboard to be obtained through the tender and auction organized by Beijing Municipal Administration Commission.

6	Complex Building Roof Billboard at the west of Capital Airport Car Park	Roof billboard; 37m × 8.5m	The Company has signed the Outdoor Contract with Beijing Xingkaite Advertising Co., Ltd.; the Official Approval for the Application of Sinotrans Beijing Air Transport Company to Replace the Old Roof Billboard at the Capital Airport (JXF (1994) No. 14), Beijing Municipal CPC Committee Propaganda Department approved in 1993 permits Beijing Kaite Advertising Co., Ltd. to change the original billboard to an economic billboard and complete the approval formalities with the Beijing Steering Group for Approval Management of Outdoor Advertisements.	Formalities for outdoor advertisement registration to completed;

Pending for inclusion in Beijing Outdoor Advertisement Setup Planning; and

Written consent to be obtained from the owner of the site used for the billboard.

7	Unipole south of Tianzhu Toll-gate on Beijing Airport Road, 18.5km away from the city proper	High pole; 6M(H)× 18M(W)× 2 sides	The Company has signed the Contract for Advertising with Shanghai Asiaray Advertising Co., Ltd.; no other licenses and permits. As introduced by the Company, the billboard is managed by the airport.	Formalities for outdoor advertisement registration to completed, and Pending for inclusion in Outdoor Advertisement Setup Planning.

8	Wall Light Box at Rapid Transit Stop, F/2, Building A 3# Terminal, Beijing Airport	Wall light box; 6.8M(W)× 2M(H) (2 sides)	The Company has signed the Contract for Advertising with Shanghai Asiaray Advertising Co., Ltd.; no other licenses and permits. As introduced by the Company, the billboard is managed by the airport.	Formalities for outdoor advertisement registration to completed;

Written consent to be obtained from the owner of the site used for the billboard; and

Pending for inclusion in Beijing Outdoor Advertisement Setup Planning.

16

Sr. No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained	Legal Procedures to be Fulfilled
9	Unipole H3-5, Entrance & Exit Channel, Harbin International Airport	6m × 18m × 2 sides; 1 unipole	The Company has signed the Contract with Advertisement Department of Harbin International Airport; no other licenses and permits. As introduced by the Company, the billboard is managed by the airport.	Consent to be obtained from the administration for urban appearance, environment and sanitation of Harbin;

Consent to be obtained from the authority of urban administration of Harbin; and
Formalities for outdoor advertisement registration to be completed.

10	Light box at the domestic arrival point of the terminal building, Harbin Taiping International Airport	Light box inside the terminal; 6m (W)× 2m (H)	The Company has signed the Advertisement Contract with Heilongjiang Branch of Beijing Capital Airport Advertising Co., Ltd.; no other licenses and permits. As introduced by the Company, the billboard is managed by the airport.	Consent to be obtained from the administration for urban appearance, environment and sanitation of Harbin;

Consent to be obtained from the authority of urban administration of Harbin; and
Formalities for outdoor advertisement registration to be completed.

11	Roof signboard, Five-ring Plaza, Zhonghe Flyover, Hangzhou	Roof billboard; 43m (H)× 7m (W)	The Company has signed the Outdoor Advertising Contract with Hangzhou Shiyou Advertisement Planning Co., Ltd.;

Hangzhou Outdoor Advertisement Setup Registration Certificate, according to which, the use period is from April 30 200 to April 29, 2008, the advertising content is the public welfare advertisement for the FIFA Women’s World Cup and the advertising form is light box	Registration formalities to be completed for alteration of outdoor advertisement in terms of use period, advertising content and advertisement specification;

Credentials to provided for compliance of the billboard with the setup planning of outdoor advertisement;

Approval to be obtained from the administration for urban appearance, environment and

17

Sr. No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained	Legal Procedures to be Fulfilled
sanitation; and Written consent to be obtained from the owner of the site used for the billboard.

12	Roof signboard, Central Hotel, Airport Road, Guangzhou	Roof billboard; South/North: 6M(H)×36M(W)× 2 sides East: 6M(H)×6.5M(W)	The Company has signed the Outdoor Advertising Contract and Supplementary Agreement with Guangzhou Topstar Advertising Co., Ltd.;

Guangzhou Outdoor Advertisement Registration Certificate (HHWGDZ No. 000100114) issued by Guangzhou Municipal Administration for Industry and Commerce, which stipulates that the advertising media is neon sign, with a size of 6×36 (2 pieces) (South and North Sides) and 6.5×6 (East Side) and the content is Grand Cherokee, for a period from June 20, 1995 to December 31, 2002.	Registration formalities to be completed for alteration of outdoor advertisement in terms of content and validation; and

Written consent to be obtained from the owner of the site used for the billboard;
Approval document of the urban planning authority to be provided; and

Approval document of the administration for urban appearance, environment and sanitation to be provided for setup of the billboard.

13	Roof of Minzhu Building, 39 Guangzhou Avenue Central	Roof billboard inkjet painting with spotlight (38.1+10.6)m(w)×8m(h)	The Company has signed the Outdoor Advertisement Contract with Guangzhou Topstar Advertising Co., Ltd.;

Guangzhou Outdoor Advertisement Registration Certificate (HHWGDZ (S) No. 02110783) issued by Guangzhou Municipal Administration for Industry and Commerce, which prescribes the advertising period from July 14, 2007 to May 17, 2008 and the advertising form as outdoor inkjet painting, with a size of 50m (L) and 8m (H).	Registration formalities to be completed for alteration of outdoor advertisement in terms of publication period, advertisement name and publisher;

Approval document of the urban planning authority to be provided;

Approval document of the administration for

18

Sr. No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained	Legal Procedures to be Fulfilled
urban appearance, environment and sanitation to be provided for setup of the billboard; and Written consent to be obtained from the owner of the site used for the billboard.

14	Southwest roof billboard, Yaojing Hotel, Spring City Square	Roof billboard 25m × 10m	The Company has signed the Advertisement Preparation Contract with Shandong Beidou Advertisement Co., Ltd.;

			Urban Administration Notice ([2008] No. 032) issued by Jinan Municipal Construction Commission, which specifies the period of one year from March 13, 2008, with a size of 40× 10, 20× 10.	The Company has received the oral notice of dismantling Yaojing Hotel.

15	Xincheng Avenue, Wenzhou	Frontlit double-side unipole advertisement (Unipole Billboard) 4.33m × 13m × 2 sides	The Company has signed the Zhejiang Advertisement Undertaking Contract and Advertising Contract (Supplementary) with Wenzhou Blue-sky Advertisement Planning Co., Ltd.;

Outdoor Advertisement Registration Certificate (WLGS-HWGDZ No. 70617) issued by Wenzhou Administration for Industry and Commerce Lucheng Branch, which specifies the advertising period as from November 6, 2007 to November 5, 2008, advertising form, number and size as showboard and 13.5m× 4.5m and advertising content as Dongfeng Peugeot.	Registration formalities to be completed for alteration of outdoor advertisement in terms of advertising content; and

Credential to be provided for compliance with the outdoor advertisement setup planning.

16	Curtain wall of Jinshan Hotel, 24 Zhonghe Road, Hangzhou	Curtain wall 20m × 30m	The Company has signed the Outdoor Advertising Contract with Hangzhou Shiyou Advertisement Planning Co., Ltd.; Under construction	Formalities for outdoor advertisement registration to completed;

Credential to be provided for compliance of the billboard with the outdoor advertisement setup planning.
Approval to be obtained from the administration

19

Sr. No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained	Legal Procedures to be Fulfilled
for city appearance, environment and sanitation; and Written consent to be obtained from the owner of the site used for the billboard.

17	Wall surface of Zengze Plaza, 1590 Yanan West Road, Shanghai	Wall advertisement East: 4m × 14m ; west: 18m × 6m	Shanghai Langli Advertising Media Co., Ltd. has signed the Outdoor Advertising Contract with Shanghai Art-designing Corp;

Outdoor Advertisement Registration Certificate (HHWGD (S) No. 20070000732) issued by Shanghai Municipal Administration for Industry and Commerce, which specifies the advertisement name as Wuliangye 10Y Old Wine Lexus, the advertising period as from January 28, 2008 to April 9, 2008, particular location as wall, advertising place as 1590 Yanan West Road, advertising form as wall billboard and size as (1) 6m (H), 18m (W), 1 side, 1 piece, (2) 14m (H), 4.5m (W) , 1 side, 1 piece; and

Shanghai Administrative Permit for City Appearance, Environment and Sanitation issued Shanghai Changning District Administration of City Appearance, which specifies the advertisement content as VOLVO Automobile, advertising media as light board (steel), advertisement size as (22×6m) (14×4m), number of advertising media as 2 pieces and advertising period as from June 20, 2005 to June 19, 2006.	Registration formalities to be completed for alteration of outdoor advertisement in terms of advertisement name and advertising period;

Written consent to be obtained from the owner of the site used for the billboard; and

Approval to be applied to the administration for urban appearance, environment and sanitation for alteration of period, advertising content and specification.

18	Wangfujing Entrance to Oriental Plaza	1 door lintel 9.4m × 2.2m	The Company has signed the Oriental Plaza Advertising Contract with Beijing Dahua Quanqiu Advertising Co., Ltd.;

No other licenses and permits. As explained by the Company, the billboard is actually managed by Beijing Dahua Quanqiu Advertising Co., Ltd.	Formalities for outdoor advertisement registration to completed;

Credential to be obtained for compliance of the billboard with the outdoor advertisement setup planning; and

Written consent to be obtained from the owner of the site used for the billboard.

20

Sr. No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained	Legal Procedures to be Fulfilled
19	Dongdan Entrance to Oriental Plaza	1 lintel 9.4m × 2.2m	The Company has signed the Oriental Plaza Advertising Contract with Beijing Dahua Quanqiu Advertising Co., Ltd.;

No other licenses and permits. As explained by the Company, the billboard is actually managed by Beijing Dahua Quanqiu Advertising Co., Ltd.	Formalities for outdoor advertisement registration to completed;

Credential to be obtained for compliance of the billboard with the outdoor advertisement setup planning; and

Written consent to be obtained from the owner of the site used for the billboard.

20	Tsinghua Science & Technology Park, Minzhuang Road, Haidian District (billboards on both sides of the south entrance to Yuquan Huigu, first four groups from east)	8-side billboard Ground-mounted light box	Beijing Longrich has signed the Billboard Lease Agreement with Beijing Yuquan Huigu Property Management Co., Ltd.;

No other licenses and permits. As explained by the Company, the billboard is actually managed by Beijing Yuquan Huigu Property Management Co., Ltd.	Formalities for outdoor advertisement registration to completed;

Credential to be obtained for compliance of the billboard with the outdoor advertisement setup planning; and

Written consent to be obtained from the owner of the site used for the billboard.

21	West of Seamen’s Club, Renmin Road, Zhongshan District, Dalian	Wall billboard 13.35m × 23.4m (Vertical)	The Company has signed the Outdoor Advertising Contract with Dalian Guoyuwujiang Media Co., Ltd.;

Dalian Outdoor Advertising Right Agreement signed by and between Planning and Finance Division of Dalian Administration of Urban Construction and Dalian Guoyuwujiang Media Co., Ltd., which specifies the billboard size as 13×27m, advertising frame as public welfare frame and the use period as from August 20, 2007 to August 19, 2010.	Administrative permit to be obtained according to the Dalian Outdoor Advertising Right Agreement;

Credential to be provided for compliance of the billboard with the outdoor advertisement setup planning;
Formalities for outdoor advertisement registration to completed, and

Written consent to be obtained from the owner of

21

Sr. No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained	Legal Procedures to be Fulfilled
the site used for the billboard.

22	Three-side T signboards at the juncture of Hongfu East Road, Xinyuan Road, Bayi Road, and Songshanhu Avenue, Dongguan	T-type three-side pillar 18m (L), 7m (H); three sides	The Company has signed the Lease Contract with Dongguan Botao Advertisement Decoration Co., Ltd.;

			Dongguan Botao Advertisement Decoration Co., Ltd. has obtained the Dongguan Outdoor Advertisement Setup Permit (GS (SS)Z No. 07-12-42) issued by Dongguan Administration of Urban Construction, which specifies the setup period as from December 29, 2007 to December 28, 2008, the setup size as 18m (L) x 6m (H) and the media as outdoor advertisement pole.	Registration formalities to be completed for outdoor advertisement alteration in terms of outdoor advertising content;

23	Ningbo Airport Road in the direction of the city proper	Two sides of the revolving billboard (note: two sides for business advertising and other for public welfare advertising); 47m × 6.7m	The Company has signed the Ningbo Leshe International Airport Advertising Contract with Ningbo Airport United Advertising Co., Ltd.;

Ningbo Airport United Advertising Co., Ltd. has obtained the Outdoor Advertisement Registration Certificate issued by Ningbo Administration for Industry and Commerce vide Certificate No.: 2008004), with the advertising period as from January 19, 2008 to September 19, 2008 and the form of three-side revolving show board (two pieces) with a size of 40m ×6m ×3-side.	Registration formalities to be completed for outdoor advertisement alteration in terms of advertisement name and sample; and

Credential to be provided for compliance of the billboard with the outdoor advertisement setup planning.

24	18 light pole banners on Wulin Square, Hangzhou	Light pole banners	Hangzhou Shiyou Advertisement Planning Co., Ltd. has signed the Agreement for Outdoor Colour Banner with Hangzhou Power Advertising Co., Ltd.; Hangzhou Shiyou Advertisement Planning Co., Ltd. undertakes to transfer its rights and obligations under the above agreement to Hangzhou Yibao Advertising Co., Ltd. and complete the relevant formalities for transfer as soon as possible.

			No license and permit. As explained by the Company, the billboard is a temporary one and is actually managed by Hangzhou Wulin Square Management Committee.	Formalities for outdoor advertisement registration to completed; Credential to be provided for compliance of the billboard with the outdoor advertisement setup planning;

22

Sr. No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained	Legal Procedures to be Fulfilled
Approval to be obtained from the administration for urban appearance, environment and sanitation; and Written consent to be obtained from the owner of the site used for the billboard.

25	49 light pole banners on Wulin Square, Hangzhou	Light pole banners	Hangzhou Shiyou Advertisement Planning Co., Ltd. has signed the Agreement for Wulin Square Banner Advertising with Hangzhou Wulin Square Management Committee; Hangzhou Shiyou Advertisement Planning Co., Ltd. undertakes to transfer its rights and obligations under the above agreement to Hangzhou Yibao Advertising Co., Ltd. and complete the relevant formalities for transfer as soon as possible..

No license and permit. As explained by the Company, the billboard is a temporary one and is actually managed by Hangzhou Wulin Square Management Committee.	Formalities for outdoor advertisement registration to completed;

Credential to be provided for compliance of the billboard with the outdoor advertisement setup planning;

Approval to be obtained from the administration for urban appearance, environment and sanitation; and

Written consent to be obtained from the owner of the site used for the billboard.

26	East of Zhejiang Exhibition Hall on Wulin Square, Hangzhou	34m × 6m × 1 side	The Company has signed the Advertising Contract with Hangzhou Yangcheng Advertising Co., Ltd.;

			No other licenses and permits. As explained by the Company, the billboard is a temporary one and is actually managed by Hangzhou Yangcheng Advertising Co., Ltd.	Formalities for outdoor advertisement registration to completed; Credential to be provided for compliance of the billboard with the outdoor advertisement setup planning;

23

Sr. No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained	Legal Procedures to be Fulfilled
Approval to be obtained from the administration for urban appearance, environment and sanitation; and Written consent to be obtained from the owner of the site used for the billboard.

27	6 columns Tianhe Airport Road, Wuhan	Unipole billboard 20m × 7m × 2 sides	The Company has signed the Outdoor Advertising Contract with Wuhan Lineland Advertising Co., Ltd.;

			Outdoor Advertisement Setup Permit (Temporary) (WCGZ (2007) No. 37) issued by Wuhan Urban Administration, which specifies the valid period as from September 15, 2007 to September 14, 2008, overall form as unipole, media as inkjet paining, size as 20m ×7m and number as 1.	Permit to be obtained from the municipal administration authority of Wuhan for outdoor advertisement setup.

28	At the entrance to Victory Park, Renmin Street, Changchun	Unipole (doublte-side) 18m × 6m × 2 sides	The Company has signed the Outdoor Contract with Changchun Haotian Advertising Co., Ltd.;

Decision for Unipole Advertisement Setup (No.: SGG 200510170060), which specifies the setup content as the unipole advertisement, period as from January 1, 2006 to December 31, 2010, style and size as steel structure, ink-jet painting, with upper and lower lights, two sides (one side in 18m (L) and 6m (H), pole diameter of 1.2m and total height of 18m .	Approval to be obtained from the administration for urban appearance, environment and sanitation for outdoor billboard setup;

Formalities for outdoor advertisement registration to completed;

Approval to be obtained from the Advertisement Administration office of the municipal government; and

Written consent to be obtained from the owner of the site used for the billboard.

24

Sr. No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained	Legal Procedures to be Fulfilled
29	Location A, Wall Surface, Chengcheng Plaza, Dianchi Road, Kunming	Wall billboard 19m × 10m	The Company has signed the Outdoor Advertising Contract with Kunming Shengmeida Advertising Co., Ltd.;

Notice for Transition of Temporary Outdoor Setup upon Expiration (XCGHWGGTZ [2008] No. 11) issued by Kunming Xishan District Urban Administration, which specifies the transitional period as from April 7, 2008 to December 31, 2008, and the setup form as the ink-jet painting plus frontlit decoration;

			Outdoor Advertisement Registration Certificate (KGS (2008) HWGDZ No. 0380) issued by Kunming Administration for Industry and Commerce, which specifies the advertising media as poster, the size as 19×10=190m2, type as business outdoor advertisement and the period from May 30, 2008 to December 31, 2008.	Approval to be obtained from the urban administration authority for outdoor advertisement setup; and Written consent to be obtained from the owner of the site used for the billboard.

30	X2 Xiaoshan International Airport, Hangzhou	Unipole 18m × 6m × 2 sides	The Company has signed the Outdoor Advertising Contract with Hangzhou Liangche Advertising Co., Ltd.;

No other licenses and permits. As explained by the Company, the billboard is actually managed by the airport.	Formalities for outdoor advertisement registration to completed;

Credential to be provided for compliance of the billboard with the outdoor advertisement setup planning;
Approval to be obtained from the administration for urban appearance, environment and sanitation.

31	Car Park No. 1, Hongluo Temple, Huairou District, Beijing	Huairou County Huairou Town Luzhuang Economic Cooperatives and Beijing Yurun Advertising Co., Ltd. signed the Land Occupation Agreement on February 26, 2002, which stipulates that Huairou County Huairou Town Luzhuang Economic Cooperatives agrees to allow Beijing Yurun Advertising Co., Ltd. to set up guideposts at Hongluo Temple No. 1 Car Park under the custody of Huairou County Huairou Town Luzhuang Economic Cooperatives. Beijing Yurun Advertising Co., Ltd. issued the power of attorney in March, 2007, stating that it will transfer its advertising cooperation project with Beijing McDonalds Food Co., Ltd. in Huairou District to Beijing Longrich Advertising Media Co., Ltd., and that the relevant cooperation content and terms will be as per the original contract.

Currently, the land occupation agreement is actually performed by Beijing Longrich Advertising Media Co., Ltd.	Formalities for outdoor advertisement registration to completed; and

Document to be provided for the entitlement of Huairou County Huairou Town Luzhuang Economic Cooperatives to the ownership and management right of the car park.

25

Sr. No.	Location of Media	Form of Media	Governmental Licenses and Permits Obtained	Legal Procedures to be Fulfilled
32	At the juncture of Futong East Street, Guangshun South Street, and Huajiadi South Street, Wangjing, Beijing	Banners	The Company has signed the Outdoor Advertising Contract with Beijing Meizhong Times Media Advertising Co., Ltd.;

			No other licenses and permits. As explained by the Company, the billboard is a temporary one and is actually managed by Beijing Meizhong Times Media Advertising Co., Ltd.	Formalities for outdoor advertisement registration to completed.

33	Mutianyu Round-about, Huairou District	Beijing Longrich Advertising Media Co., Ltd. has signed the Agreement for Land Occupation with Quansuo Yang;

			No other licenses and permits. As per description of the Company, the billboard is erected in the courtyard of Quansuo Yang and is actually managed by Quansuo Yang.	Formalities for outdoor advertisement registration to completed.

26

Appendix 2: Business Contracts
1.

Form, Quantity
		and		Purchase Contract						Sales Contract
		Specification			Starting	Expiry Date	Execution									Signing
		of Outdoor			Date of	of	Date of		Name of	Advertising		Service	Service	Name of		Date
	Location of Outdoor	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Purchase Cost	Purchase	Income	Name of Clients	Period	Period	Sales	Advertising	of Sales
Sr. No	Advertising Media	Media	Signatory	Supplier	(Start)	(End)	Contract	(RMB Yuan)	Contract	(RMB Yuan)	Serviced	(Start)	(End)	Contract	Content	Contract	Remarks
1	East 4th Ring Road Honglingjin Bridge 6# Pillar	6m ×18m × 2 sides	Yanhuang Shengshi	Beijing Prosperous Tang Dynasty Advertising Co., Ltd.	2008.1.1	2008.12.31	2007.12.16	2,880,000.00	Contract for Use of Outdoor Advertisement Media on East 4th Ring Road	2,480,874.00	Aiguoren International Media Advertising (Beijing) Co., Ltd.	2008.1.3	2008.11.3	Outdoor Contract	Aiguoren International Media Advertising (Beijing) Co., Ltd. or its clients	2008.1.1	1. According to the provisions of the Purchase Contract, (1) the Supplier owned the advertising media and was entitled to charge the use fee of the outdoor advertising media from Beijing Yanhuang Shengshi Advertising Co., Ltd (hereinafter referred to as “Yanhuang Shengshi”); (2) since the contract was a temporary measure taken by the Supplier to ensure the continual occupation of the media in the circumstance where the use period of the initial bid winner had expired and the municipal administration commission had not yet organized another tender, the use period of the outdoor advertising media was provisionally one year from January 1, 2008 to December 31, 2008; if the municipal administration commission organized any tender during the above period, the contract should be terminated and Yanhuang Shengshi should immediately return the use right to the Supplier.

2. According to the Sales Contract with Aiguoren International Media Advertising (Beijing) Co., Ltd., from July 1, 2008 to September 17, 2008 was the period of requisition for Olympic Games, which should not be included in the advertising period.

3. According to the Sales Contract with Noble, if the government affirmed prior to July 1, 2008 that it would requisition the billboard during 2008 Beijing Olympic Games, the time for the 4th instalment of payment should be postponed for 3 months accordingly.

2	East 4th Ring Road Liulitun Bridge 5# Pillar	6m ×18m × 2 sides	Ditto	Ditto	Ditto	Ditto	Ditto	—	Ditto	RMB 6.4 million	Beijing Noble Advertising Co., Ltd.	2008.1.1	2008.12.31	Advertisement Consignment Contract		2007.12.7	Ditto

Form, Quantity
		and		Purchase Contract						Sales Contract
		Specification			Starting	Expiry Date	Execution									Signing
		of Outdoor			Date of	of	Date of		Name of	Advertising		Service	Service	Name of		Date
	Location of Outdoor	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Purchase Cost	Purchase	Income	Name of Clients	Period	Period	Sales	Advertising	of Sales
Sr. No	Advertising Media	Media	Signatory	Supplier	(Start)	(End)	Contract	(RMB Yuan)	Contract	(RMB Yuan)	Serviced	(Start)	(End)	Contract	Content	Contract	Remarks
3	East 4th Ring Road Shibalidian Bridge #10 Pillar (Northwest Corner of Jing-Jin-Tang Interchange)	Unipole 7m ×21m × 2 sides	Yanhuang Shengshi	Beijing Gonglian Road Network Co., Ltd.	2008.1.1	2008.12.31	2008.4.14	660,000.00	Contract for Use of Outdoor Advertisement Media on East 4th Ring Road	1,400,000 for the 1st year and negotiable for the 2nd year	Aiguoren International Media Advertising (Beijing) Co., Ltd.	2008.1.1	2009.12.31	Supplementary Agreement for Outdoor Contract	Aiguoren International Media Advertising (Beijing) Co., Ltd. or its clients	2007.11.14 2008.5.1	1. According to the provisions of the Purchase Contract, (1) the Supplier owned the advertising media and was entitled to charge the use fee of the outdoor advertising media from Yanhuang Shengshi; (2) since the contract was a temporary measure taken by the Supplier to ensure the continual occupation of the media in the circumstance where the use period of the initial bid winner had expired and the municipal administration commission had not yet organized another tender, the use period of the outdoor advertising media was provisionally one year from January 1, 2008 to December 31, 2008; if the municipal administration commission organized any tender during the above period, the contract should be terminated and Yanhuang Shengshi should immediately return the use right to the Supplier; (3) during the Olympic Games, if the government and Olympic Organization Committee requisitioned the advertising media for propaganda of Olympic Games and set forth the requirements for the advertising content, Yanhuang Shengshi should unconditionally cooperate in meeting the requirements.
2. According to the Sales Contract, the advertising period specified in the Sales Contract was one year longer than that in the Purchase Contract.

3. According to the Supplementary Agreement for the Sales Contract, provided that Beijing Municipal Administration Commission had not invited any bid for the media prior to December 31, 2008, the period of requisition for outdoor advertising of Beijing Olympic Games should be extended accordingly (the requisition period was from July 1 to September 17, 2008); if the bid was invited prior to December 31, 2008, the actual advertising period should count.

4	East 4th Ring Road #1 Pillar (inner ring at the Northwest Corner of Yunxiao Bridge)	Unipole Three-side 6m ×18m ×3 side	Yanhuang Shengshi	Beijing Gonglian Road Network Co., Ltd.	2008.1.1	2008.12.31	2008.4.14	3,280,000.00	Contract for Use of Outdoor Advertisement Media on East 4th Ring Road	8,800,000.00	Guangzhou Honda Automobile Co., Ltd. Guangdong Guangbo Baotang Advertising Co., Ltd.	2008.3.8	2009.3.7	Advertisement Contract	Guangzhou Honda	2008.3.6	1. According to the provisions of the Purchase Contract, (1) the Supplier owned the advertising media and was entitled to charge the use fee of the outdoor advertising media from Yanhuang Shengshi; (2) since the contract was a temporary measure taken by the Supplier to ensure the continual occupation of the media in the circumstance where the use period of the initial bid

2

Form, Quantity
		and		Purchase Contract						Sales Contract
		Specification			Starting	Expiry Date	Execution									Signing
		of Outdoor			Date of	of	Date of		Name of	Advertising		Service	Service	Name of		Date
	Location of Outdoor	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Purchase Cost	Purchase	Income	Name of Clients	Period	Period	Sales	Advertising	of Sales
Sr. No	Advertising Media	Media	Signatory	Supplier	(Start)	(End)	Contract	(RMB Yuan)	Contract	(RMB Yuan)	Serviced	(Start)	(End)	Contract	Content	Contract	Remarks
winner had expired and the municipal administration commission had not yet organized another tender, the use period for the outdoor advertising media was provisionally one year from January 1, 2008 to December 31, 2008; if the municipal administration commission organized any tender during the above period, the contract should be terminated and Yanhuang Shengshi should immediately return the use right to the Supplier; (3) during the Olympic Games, if the government and Olympic Organization Committee requisitioned the advertising media for propaganda of Olympic Games and set forth the requirements for the advertising content, Yanhuang Shengshi should unconditionally cooperate in meeting the requirements.

2. The expiry date of advertising period specified in the Sales Contract for East 4th Ring Road #1 Pillar (inner ring at the Northwest Corner of Yunxiao Bridge) was later than that in the Purchase Contract.

3. According to the Sales Contract with Guangzhou Honda Automobile Co., Ltd and Guangdong Guangbo Baotang Advertising Co., Ltd, if the billboard was requisitioned by the government during 2008 Beijing Olympic Games, upon expiration of the advertising period, Yanhuang Shengshi should extend the advertising period accordingly for Guangzhou Honda or settle the account as per the actual days of advertising. 3. According to the Sales Contract with Aiguoren International Media Advertising (Beijing) Co., Ltd, from July 1 to September 17, 2008 was the period of requisition for Olympic Games.

5	East 4th Ring Road #2 Pillar (Outer Ring north of the road at Jiuxianqiao Exit)	Unipole Two sides; 7m × 21m × 2 sides (in accordance with the Sales Contract)	Ditto	Ditto	Ditto	Ditto	Ditto	—	Ditto	4,454,098.00	Aiguoren International Media Advertising (Beijing) Co., Ltd.	2008.1.1	2008.12.31	Advertisement Contract	Aiguoren International Media Advertising (Beijing) Co., Ltd or its clients	2008.1.1	Ditto

3

Form, Quantity
		and		Purchase Contract						Sales Contract
		Specification			Starting	Expiry Date	Execution									Signing
		of Outdoor			Date of	of	Date of		Name of	Advertising		Service	Service	Name of		Date
	Location of Outdoor	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Purchase Cost	Purchase	Income	Name of Clients	Period	Period	Sales	Advertising	of Sales
Sr. No	Advertising Media	Media	Signatory	Supplier	(Start)	(End)	Contract	(RMB Yuan)	Contract	(RMB Yuan)	Serviced	(Start)	(End)	Contract	Content	Contract	Remarks
6	Complex Building Roof Billboard on the west of Capital Airport Car Park	Roof billboard 37m ×8.5m	Yanhuang Shengshi	Beijing Xingkaite Advertising Co., Ltd.	2007.8.28	2009.2.28	2007.7.18	RMB 3.9 million for one year and a half (RMB 2.6 million/Year).	Outdoor Contract	300,000.00	Beijing Xingtai Real Estate Development Co., Ltd.	2008.6.16	2008.7.15	Jiarunyuan International Community Capital Airport Outdoor Advertising Contract	Beijing Xingtai Real Estate Development Co., Ltd	2008.5.30	1. According to the Purchase Contract, if the government stipulated for publication of public welfare advertisement, the advertising period should be extended accordingly.

2. According to the Sales Contract, Yanhuang Shengshi should ensure the entitlement to the legal ownership or disposal right of the advertising media under the Contract, take on all the approval formalities for advertising under the Contract and obtain the licensing.

3. As introduced by the Company, the Sales Contract has expired, but Yanhuang Shengshi and Beijing Xingtai Real Estate Development Co., Ltd are still performing the Sales Contract.

7	Unipole south of Tianzhu Toll-gate on Beijing Airport Road, 18.5km away from the city area	High pole; 6M(H)×18M(W)× 2 sides	Yanhuang Shengshi	Shanghai Asiaray Advertising Co., Ltd.	2008.1.1	2008.12.31	2008.1.3	RMB 7.2 million	Advertising Contract	7,500,000.00	Mercedes-Benz (China) Ltd.	2008.1.1	2008.12.31	Service Agreement	Benz	2007.12.27	1. According to the provisions of the Purchase Contract, the Supplier should ensure its legal leasing qualification for the advertising point; the Supplier should be responsible to complete the formalities for approval of the relevant governmental department and ensure that the advertising point could be normally used by Yanhuang Shengshi to publish advertisements during the contract period.

2. According to the Sales Contract, (1) Yanhuang Shengshi undertook that it had completed or obtained all the necessary and applicable internal authorization procedure, governmental licensing and approval or third-party consent for the purpose of signing and performing the agreement; (2) for itself and on behalf of the related parties, Yanhuang Shengshi represented, warranted and undertook as follows: it had followed and would continue to follow all the applicable laws; (3) the parties to the agreement and their related parts or shareholders should abide by the laws and regulations inclusive of the Chinese laws and regulations on anti-corruption (including but not limited to the US Foreign Corrupt Practice Act and/or German laws against corrupt practice) and other laws and regulations applicable to any behavior of the parties to the agreement or their related parties in connection with the agreement, or applicable to any other business of the parties to the Agreement or another member of Daimler-Chrysler Corporation.
3. According to the Sales Contract, the advertising period excluded the period from July 1 to September 30.

4

Form, Quantity
		and		Purchase Contract						Sales Contract
		Specification			Starting	Expiry Date	Execution									Signing
		of Outdoor			Date of	of	Date of		Name of	Advertising		Service	Service	Name of		Date
	Location of Outdoor	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Purchase Cost	Purchase	Income	Name of Clients	Period	Period	Sales	Advertising	of Sales
Sr. No	Advertising Media	Media	Signatory	Supplier	(Start)	(End)	Contract	(RMB Yuan)	Contract	(RMB Yuan)	Serviced	(Start)	(End)	Contract	Content	Contract	Remarks
8	Wall Light Box at Rapid Transit Stop, F/2, Building A 3# Terminal, Beijing Airport	Wall light box; 6.8M(W)×2M(H) (2 sides)	Yanhuang Shengshi	Shanghai Asiaray Advertising Co., Ltd.	2008.4.1	2008.9.30	2008.1.29	4,300,000.00	Advertising Contract	5,964,000.00	China Petroleum & Chemical Corporation	2008.4.1	2008.9.30	Advertising Contract	Image Advertisement	2008.1.31	1. According to the provisions of the Purchase Contract, (1) the Supplier should warrant its legal leasing qualification for the advertising point; the supplier were responsible to complete all the formalities for approval of the relevant governmental departments and ensure the normal use of the advertising point by Yanhuang Shengshi to publish advertisements during the contract period; (2) in case of such factors as the requisition of advertising media during Olympic Games, Yanhuang Shengshi undertook that the media under the contract should be subject to the general arrangement of the government and Beijing Olympic Organization Committee; in case of any impact on the contractual performance, neither of the parties should bear the liabilities for breach of the contract; the Supplier should extend the advertising for Yanhuang Shengshi at the original advertising point.

2. According to the Sales Contract, in case of such factors as the requisition of advertising media during Olympic Games, Sinopec undertook that the media under the contract should be subject to the general arrangement of the government and Beijing Olympic Organization Committee; in case of any impact on the contractual performance, neither of the parties should bear the liabilities for breach of the contract; Yanhuang Shengshi should extend the advertising for Sinopec at the original advertising point.

9	Unipole H3-5, Entrance & Exit Channel, Haerbin International Airport	6m ×18m × 2 sides; 1 unipole	Yanhuang Shengshi	Advertisement Department of Haerbin International Airport	2005.1.5	2010.1.4	2004.12.10	1.3 million for five years (260,000/Year)	Contract	700,000.00	Portland (Shanghai) Advertising Co., Ltd.	2008.6.4	2009.5.31	Contract for Advertisement Publication and Fabrication	Volvo	2008.6.3	According to the provisions of the Purchase Contract, (1) the Supplier should provide Yanhuang Shengshi with a two-month promotion period (from January 5 to March 5, 2005); upon expiration of the promotion period, if Yanhuang Shengshi failed to publish any advertisement, the advertising period should be changed as from March

5

Form, Quantity
		and		Purchase Contract						Sales Contract
		Specification			Starting	Expiry Date	Execution									Signing
		of Outdoor			Date of	of	Date of		Name of	Advertising		Service	Service	Name of		Date
	Location of Outdoor	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Purchase Cost	Purchase	Income	Name of Clients	Period	Period	Sales	Advertising	of Sales
Sr. No	Advertising Media	Media	Signatory	Supplier	(Start)	(End)	Contract	(RMB Yuan)	Contract	(RMB Yuan)	Serviced	(Start)	(End)	Contract	Content	Contract	Remarks
5, 2005 to March 4, 2010; (2) the Supplier was responsible for the approval from the administration for industry and commerce; (3) in case of any suspension of advertising for more than 30 days due to the reason of the Supplier, Yanhuang Shengshi had the right to terminate the performance of the contractual obligations and the contract should be terminated; the Supplier should refund the advertising payment to Yanhuang Shengshi for the corresponding period in which the advertising was not conducted and the Supplier should pay to Yanhuang Shengshi liquidated damages amounting to 10% of the contract price. According to the Sales Contract, Yanhuang Shengshi undertook to Portland (Shanghai) Advertising Co., Ltd about the legality of the outdoor media.

10	Light box at the domestic arrival point of the terminal building, Haerbing Taiping International Airport	Light box inside the terminal; 6m (W)×2m (H)	Yanhuang Shengshi	Heilongjiang Branch of Beijing Capital Airport Advertising Co., Ltd.	2008.1.15	2009.1.14	2008.1.2	400,000.00	Advertisement Contract	600,000.00	Mercedes-Benz (China) Ltd.	2008.3.10	2009.3.9	Service Agreement	Benz	2008.3.10	1. According to the Purchase Contract, where the advertisement could not be normally published due to the Supplier’s breach of the contract and the Supplier failed to rectify within 15 days upon occurrence of such breach, Yanhuang Shengshi was entitled to cancel the Contract and the Supplier should settle the advertising fees as per the actual days of advertising and refund the remaining advertisement fees.

2. According to the Sales Contract, (1) Yanhuang Shengshi undertook that it had completed or obtained all the necessary and applicable internal authorization procedure, governmental licensing and approval or third-party consent for the purpose of signing and performing the agreement; (2) for itself and on behalf of the related parties, Yanhuang Shengshi represented, warranted and undertook as follows: it had followed and would continue to follow all the applicable laws; (3) the parties to the agreement and their related parts or shareholders should abide by the laws and regulations inclusive of the

6

Form, Quantity
		and		Purchase Contract						Sales Contract
		Specification			Starting	Expiry Date	Execution									Signing
		of Outdoor			Date of	of	Date of		Name of	Advertising		Service	Service	Name of		Date
	Location of Outdoor	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Purchase Cost	Purchase	Income	Name of Clients	Period	Period	Sales	Advertising	of Sales
Sr. No	Advertising Media	Media	Signatory	Supplier	(Start)	(End)	Contract	(RMB Yuan)	Contract	(RMB Yuan)	Serviced	(Start)	(End)	Contract	Content	Contract	Remarks
Chinese laws and regulations on anti-corruption (including but not limited to the US Foreign Corrupt Practice Act and/or German laws against corrupt practice) and other laws and regulations applicable to any behavior of the parties to the agreement or their related parties in connection with the agreement, or applicable to any other business of the parties to the Agreement or another member of Daimler-Chrysler Corporation.
3. The expiration date of the Sales Contract was later than that of the Purchase Contract.

11	Roof signboard, Five-ring Plaza, Zhonghe Flyover, Hangzhou	Roof billboard; 43m (H)×7m (W)	Yanhuang Shengshi	Hangzhou Shiyou Advertisement Planning Co., Ltd.	2007.9.20	2010.9.19	2007.8.10	3.78 million for three years (1.2 million for 1st year, 1.26 million for 2nd year, 1.32 million for 3rd year)	Outdoor Advertising Contract	1,980,000.00	Portland (Shanghai) Advertising Co., Ltd.	2008.6.5	2009.6.4	Advertising Contract	SAP	2008.5	1. According to the Purchase Contract, the Supplier undertook that the outdoor poster was legal.

2. According to the Sales Contract, Yanhuang Shengshi undertook to Portland (Shanghai) Advertising Co., Ltd that the outdoor media was legal.

12	Roof signboard, Central Hotel, Airport Road, Guangzhou	Roof billboard; South/North: 6M(H)×36M(W)× 2 sides East: 6M(H)×6.5M(W)	Yanhuang Shengshi	Guangzhou Topstar Advertising Co., Ltd.	2007.4.28	2008.4.27 (See Note 1)	2007.4.10	RMB 1.5 million /Year	Outdoor Advertising Contract and Supplementary Agreement								1. According to the Supplementary Agreement and in accordance with the requirement of Yanhuang Shengshi, the Supplier should positively negotiate with the advertising arena and strive to extend the leasing period of the Lease Contract to 2009; if such negotiation was successful, the advertising period in the Outdoor Advertising Contract between the parties thereto should be automatically extended for one year from April 28, 2008 to April 27, 2009. As explained by the Company, at present, the Outdoor Advertising Contract has been extended automatically for one year.
2. According to the Purchase Contract, the Supplier should ensure the legal advertising formalities for the advertising media.
3. The Brokerage Contract is under process of renewal.

13	Roof of Minzhu Building, 39 Guangzhou Avenue Central	Roof billboard inkjet painting with spotlight (38.1+10.6)m (w)×8m(h)	Yanhuang Shengshi	Guangzhou Topstar Advertising Co., Ltd.	2008.5.18	2009.5.17	2008.2.18	2,300,000.00	Outdoor Advertisement Contract	2,350,000.00	Mercedes-Benz (China) Ltd.	2008.5.18	2009.5.17	Service Agreement	Benz	2008.3.10	1. According to the Purchase Contract, (1) the Supplier should ensure the legal advertising formalities for the advertising media; (2) where the advertising media had to be removed or stopped from publication due to any external factors (including the urban construction and governmental planning), the Supplier should provide the valid document of certification and refund the media fees paid by Yanhuang Shengshi

7

Form, Quantity
		and		Purchase Contract						Sales Contract
		Specification			Starting	Expiry Date	Execution									Signing
		of Outdoor			Date of	of	Date of		Name of	Advertising		Service	Service	Name of		Date
	Location of Outdoor	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Purchase Cost	Purchase	Income	Name of Clients	Period	Period	Sales	Advertising	of Sales
Sr. No	Advertising Media	Media	Signatory	Supplier	(Start)	(End)	Contract	(RMB Yuan)	Contract	(RMB Yuan)	Serviced	(Start)	(End)	Contract	Content	Contract	Remarks
for the portion not performed; in case of failing to provide such document, the Supplier should be deemed as breach of contract, Yanhuang Shengshi had the right to terminate the contract, the Supplier had to refund the media fees already paid for the portion not performed and the Supplier should pay liquidated damages amounting to 30% of the advertising fees.

2. According to the Sales Contract, (1) Yanhuang Shengshi undertook that it had completed or obtained all the necessary and applicable internal authorization procedure, governmental licensing and approval or third-party consent for the purpose of signing and performing the agreement; (2) for itself and on behalf of the related parties, Yanhuang Shengshi represented, warranted and undertook as follows: it had followed and would continue to follow all the applicable laws; (3) the parties to the agreement and their related parts or shareholders should abide by the laws and regulations inclusive of the Chinese laws and regulations on anti-corruption (including but not limited to the US Foreign Corrupt Practice Act and/or German laws against corrupt practice) and other laws and regulations applicable to any behavior of the parties to the agreement or their related parties in connection with the agreement, or applicable to any other business of the parties to the Agreement or another member of Daimler-Chrysler Corporation.

14	Southwest roof billboard, Yaojing Hotel, Spring City Square	Roof billboard 25m ×10m	Yanhuang Shengshi	Shandong Beidou Advertisement Co., Ltd.	2008.4.25	2011.4.24	2008.4.18	RMB 660,000/Year	Advertisement Preparation Contract								Having been orally notified about the removal of Spring City Square Yaojing Hotel.

15	Xincheng Avenue, Wenzhou	Frontlit double-side unipole advertisement (Unipole Billboard) 4.33m ×13m × 2 sides	Yanhuang Shengshi	Wenzhou Blue-sky Advertisement Planning Co., Ltd.	2007.11.10	2008.11.9	2007.9.18 2007.9.20	330,000.00	Zhejiang Advertisement Undertaking Contract Advertising Contract (Supplementary)	460,000.00	Publicis Advertising Co., Ltd. Shanghai Branch	2007.11.10	2008.11.9	Agreement	Shenlong	2007.10.29	According to the Purchase Contract, the Supplier undertook that during the contract period, it had the publication right for the advertising point and all the necessary qualifications specified by the law for performing the contract; the Supplier was responsible to obtain all the approvals from the competent governmental authorities for advertising under the contract.

8

		Form, Quantity
		and		Purchase Contract						Sales Contract
		Specification			Starting	Expiry Date	Execution									Signing
		of Outdoor			Date of	of	Date of		Name of	Advertising		Service	Service	Name of		Date
	Location of Outdoor	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Purchase Cost	Purchase	Income	Name of Clients	Period	Period	Sales	Advertising	of Sales
Sr. No	Advertising Media	Media	Signatory	Supplier	(Start)	(End)	Contract	(RMB Yuan)	Contract	(RMB Yuan)	Serviced	(Start)	(End)	Contract	Content	Contract	Remarks
																	According to the Sales Contract, (1) Yanhuang Shengshi should obtain the approval from all the relevant departments for establishment of advertising media and publication of advertisements during the agreement period and complete all such other necessary formalities as registration and filing; (2) Yanhuang Shengshi had the right to execute the Agreement as well as the statutory power and rights to grant to Publicis Advertising Co., Ltd Shanghai Branch all the rights specified in the Agreement, and all other necessary power and rights.

16	Curtain wall of Jinshan Hotel, 24 Zhonghe Road, Hangzhou	Curtain wall 20m ×30m	Yanhuang Shengshi	Hangzhou Shiyou Advertisement Planning Co., Ltd.	2007.8.7	2010.8.6	2007.6.18	RMB 1.2 million/Year	Outdoor Advertising Contract						Volvo		According to the Purchase Contract, the Supplier undertook that the outdoor poster was legal and safe. As introduced by the Company, the billboard is under construction.

17	Show board on Building Top of Procuratorate, Jinshui Road, Zhengzhou	Roof billboard	Beijing Longrich Advertising Media Co., Ltd.	Henan Xintianming Advertisement Information Media Co., Ltd.	2007.11.23	2009.11.22	2007.12.28		Advertisement Business Contract								According to the Advertisement Business Contract, the agency fee for the first year amounted to RMB 215,000 (on the premise that the contract price of Henan Xintianming Advertisement Information Media Co., Ltd with the client recommended by Beijing Longrich should be at least RMB 750,000 /Year).

18	Wall surface of Zengze Plaza, 1590 Yanan West Road, Shanghai	Wall advertisement East: 4m ×14m; west: 18m ×6m	Shanghai Langli Advertising Media Co., Ltd (as the signatory of the purchase contract) Yanhuang Shengshi (as the signatory of the sales contract)	Shanghai Art-designing Corp	2006.9.1	2009.8.31	2006.7.19	RMB 2.4 million for 3 years (Note: RMB 800,000/Year)	Outdoor Advertising Contract	RMB 2.3 million for two years (1.2 million for 1st year and 1.1 million for 2nd year)	OOH Network (China)	2007.1.1	2008.12.31	Contract Supplementary Agreement		2006.11.24 2008.1.8	According to the Supplementary Agreement to the Contract, if the advertising point became idle for more than 30 days due to the poor management of OOH Network (China) during the second year, Yanhuang Shengshi should change the advertising fee from RMB 1.1 million to RMB 1.05 million for the second year.

19	Wangfujing Entrance to Oriental Plaza	1 door lintel 9.4m ×2.2m	Yanhuang Shengshi	Beijing Dahua Quanqiu Advertising Co., Ltd.	2008.6.1	2008.9.30	2008.4.21	152,000.00	Oriental Plaza Advertising Contract	190,000.00	DDB (Beijing) Co., Ltd.	2008.6.1	2008.9.30	Outdoor Advertising Contract	Citizen	2008.4.28	According to the Sales Contract, Yanhuang Shengshi undertook that it owned the advertising media or enjoyed the total use right during advertising.

20	Dongdan Entrance to Oriental Plaza	1 lintel 9.4m ×2.2m	Yanhuang Shengshi	Beijing Dahua Quanqiu Advertising Co., Ltd.	2008.6.1	2008.9.30	2008.4.21	304,000.00	Oriental Plaza Advertising Contract	380,000.00	TBWA (Shanghai) Advertising Co., Ltd. Beijing Branch	2008.6.1	2008.9.30	Outdoor Advertising Contract	IPOD	2008.4.28	According to the Sales Contract, Yanhuang Shengshi undertook that it owned the advertising media or enjoyed the total use right during advertising.

9

		Form, Quantity
		and		Purchase Contract						Sales Contract
		Specification			Starting	Expiry Date	Execution									Signing
		of Outdoor			Date of	of	Date of		Name of	Advertising		Service	Service	Name of		Date
	Location of Outdoor	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Purchase Cost	Purchase	Income	Name of Clients	Period	Period	Sales	Advertising	of Sales
Sr. No	Advertising Media	Media	Signatory	Supplier	(Start)	(End)	Contract	(RMB Yuan)	Contract	(RMB Yuan)	Serviced	(Start)	(End)	Contract	Content	Contract	Remarks
21	Tsinghua Science & Technology Park, Minzhuang Road, Haidian District (billboards on both sides of the south entrance to Yuquan Huigu, first four groups from east)	8-side billboard Ground-mounted light box	Beijing Longrich Advertising Media Co., Ltd.	Beijing Yuquan Huigu Property Management Co., Ltd.	2008.3.15	2008.12.15	2008.3.5	36,000.00	Billboard Lease Agreement	64,800.00	Beijing McDonalds Food Co., Ltd.	2008.3.15	2008.12.14	Advertising Agreement		2008.3.10

22	Huairou Mutianyun Roundabout	Steel structure, PVC painting 3m ×6m	Beijing Longrich Advertising Media Co., Ltd.	Quansuo Yang	—	—	2008.4.29	RMB 400/Year	Land Occupation Agreement	2.50,000/Year	Beijing McDonalds Food Co., Ltd.	2008.4.18	2013.4.17	Advertising Agreement		2008.3.24

23	West of Seamen’s Club, Renmin Road, Zhongshan District, Dalian	Wall billboard 13.35m ×23.4m (Vertical)	Yanhuang Shengshi	Dalian Guoyuwujiang Media Co., Ltd.	2008.4.10	2009.4.9	—	1,360,000.00	Outdoor Advertising Contract	1,750,000.00	Mercedes-Benz (China) Ltd.	2008.4.10	2009.4.9	Service Agreement	Benz	2008.3.10	1. According to the Sales Contract, (1) Yanhuang Shengshi undertook that it had completed or obtained all the necessary and applicable internal authorization procedure, governmental licensing and approval or third-party consent for the purpose of signing and performing the agreement; (2) for itself and on behalf of the related parties, Yanhuang Shengshi represented, warranted and undertook as follows: it had followed and would continue to follow all the applicable laws; (3) the parties to the agreement and their related parts or shareholders should abide by the laws and regulations inclusive of the Chinese laws and regulations on anti-corruption (including but not limited to the US Foreign Corrupt Practice Act and/or German laws against corrupt practice) and other laws and regulations applicable to any behavior of the parties to the agreement or their related parties in connection with the agreement, or applicable to any other business of the parties to the Agreement or another member of Daimler-Chrysler Corporation.

24	Three-side T signboards at the juncture Hongfu East Road, Xinyuan Road, Bayi Road, and Songshanhu Avenue, Dongguan	T-type three-side pillar 18m (L), 7m (H); three sides	Yanhuang Shengshi	Dongguan Botao Advertisement Decoration Co., Ltd.	2008.3.10	2009.3.9	2008.3.9	1,200,000.00	Lease Contract	1,230,000.00	Mercedes-Benz (China) Ltd.	2008.3.10	2009.3.9	Service Agreement	Benz	2008.3.10	1. According to the Purchase Contract, the advertising pole was the property of the Supplier.

																	2. According to the Sales Contract, (1) Yanhuang Shengshi undertook that it had completed or obtained all the necessary and applicable internal authorization procedure, governmental licensing and approval or third-party consent for the purpose of signing and performing the agreement; (2) for itself and on behalf of the

10

Form, Quantity
		and		Purchase Contract						Sales Contract
		Specification			Starting	Expiry Date	Execution									Signing
		of Outdoor			Date of	of	Date of		Name of	Advertising		Service	Service	Name of		Date
	Location of Outdoor	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Purchase Cost	Purchase	Income	Name of Clients	Period	Period	Sales	Advertising	of Sales
Sr. No	Advertising Media	Media	Signatory	Supplier	(Start)	(End)	Contract	(RMB Yuan)	Contract	(RMB Yuan)	Serviced	(Start)	(End)	Contract	Content	Contract	Remarks
related parties, Yanhuang Shengshi represented, warranted and undertook as follows: it had followed and would continue to follow all the applicable laws; (3) the parties to the agreement and their related parts or shareholders should abide by the laws and regulations inclusive of the Chinese laws and regulations on anti-corruption (including but not limited to the US Foreign Corrupt Practice Act and/or German laws against corrupt practice) and other laws and regulations applicable to any behavior of the parties to the agreement or their related parties in connection with the agreement, or applicable to any other business of the parties to the Agreement or another member of Daimler-Chrysler Corporation.

25	Ningbo Airport Road in the direction of the city proper	Two sides of the revolving billboard (note: two sides for business advertising and other for public welfare advertising); 47m ×6.7m	Yanhuang Shengshi	Ningbo Airport United Advertising Co., Ltd.	2008.3.1	2009.2.28	2008.3.7	700,000.00	Ningbo Leshe International Airport Advertising Contract	900,000.00	Mercedes-Benz (China) Ltd.	2008.3.10	2009.3.9	Service Agreement	Benz	2008.3.10	1, According to the Sales Contract, (1) Yanhuang Shengshi undertook that it had completed or obtained all the necessary and applicable internal authorization procedure, governmental licensing and approval or third-party consent for the purpose of signing and performing the agreement; (2) for itself and on behalf of the related parties, Yanhuang Shengshi represented, warranted and undertook as follows: it had followed and would continue to follow all the applicable laws; (3) the parties to the agreement and their related parts or shareholders should abide by the laws and regulations inclusive of the Chinese laws and regulations on anti-corruption (including but not limited to the US Foreign Corrupt Practice Act and/or German laws against corrupt practice) and other laws and regulations applicable to any behavior of the parties to the agreement or their related parties in connection with the agreement, or applicable to any other business of the parties to the Agreement or another member of Daimler-Chrysler Corporation.

11

		Form, Quantity
		and		Purchase Contract						Sales Contract
		Specification			Starting	Expiry Date	Execution									Signing
		of Outdoor			Date of	of	Date of		Name of	Advertising		Service	Service	Name of		Date
	Location of Outdoor	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Purchase Cost	Purchase	Income	Name of Clients	Period	Period	Sales	Advertising	of Sales
Sr. No	Advertising Media	Media	Signatory	Supplier	(Start)	(End)	Contract	(RMB Yuan)	Contract	(RMB Yuan)	Serviced	(Start)	(End)	Contract	Content	Contract	Remarks
26	18 light pole banners on Wulin Square, Hangzhou	Light pole banners	Hangzhou Shiyou Advertisement Planning Co., Ltd.	Hangzhou Power Advertising Co., Ltd.	2008.4.1	2008.12.30	—	300,000.00	Agreement for Outdoor Color Banner	102,200	Shanghai Funantang Advertising Co., Ltd.	2008.9.1	2008.9.30	Advertising Contract		2008. 6.30	Hangzhou Shiyou Advertisement Planning Co., Ltd undertook to transfer its rights and obligations under the Purchase Contract and Sales Contract to Hangzhou Yibo Advertising Co., Ltd and complete the formalities for such transfer as soon as possible.

27	49 light pole banners on Wulin Square, Hangzhou	Light pole banners	Hangzhou Shiyou Advertisement Planning Co., Ltd.	Hangzhou Wulin Square Management Committee	2008.4.1	2009.3.31	2008.3.20	70,000.00	Agreement for Wulin Square Banner Advertising	—	Ditto	Ditto	Ditto	Ditto		Ditto	Hangzhou Shiyou Advertisement Planning Co., Ltd undertook to transfer its rights and obligations under the Purchase Contract and Sales Contract to Hangzhou Yibo Advertising Co., Ltd and complete the formalities for such transfer as soon as possible.

28	East of Zhejiang Exhibition Hall on Wulin Square, Hangzhou	34m ×6m ×1 side	Yanhuang Shengshi	Hangzhou Yangcheng Advertising Co., Ltd.	2008.5.1	2010.4.30	2008.4.1	1.2 million for 1st year and 1.2 million for 2nd year	Advertising Contract								1. According to the Advertising Contract signed by and between Yanhuang Shengshi and Hangzhou Yangcheng Advertising Co., Ltd, where the advertisement of Hangzhou Yangcheng Advertising Co., Ltd could not be published further at the designated location due to the reason of the municipal administrative planning and construction (subject to the document of the governmental department), it should be settled in the following manner: it should be shifted to another location affirmed jointly by the parties for further publication, while the difference of advertising expenses due to the change of location should be jointly borne by the parties thereto; where the parties failed to agree on this settlement, publication of the advertisement should be stopped, advertising expenses should be deducted for the published and the balance of advertising fees already paid should be refunded unconditionally by Hangzhou Yangcheng Advertising Co., Ltd to Yanhuang Shengshi.

12

		Form, Quantity
		and		Purchase Contract						Sales Contract
		Specification			Starting	Expiry Date	Execution									Signing
		of Outdoor			Date of	of	Date of		Name of	Advertising		Service	Service	Name of		Date
	Location of Outdoor	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Purchase Cost	Purchase	Income	Name of Clients	Period	Period	Sales	Advertising	of Sales
Sr. No	Advertising Media	Media	Signatory	Supplier	(Start)	(End)	Contract	(RMB Yuan)	Contract	(RMB Yuan)	Serviced	(Start)	(End)	Contract	Content	Contract	Remarks
29	109 Jinshui Road, Zhengzhou		Beijing Longrich	Henan Dragon World Advertising Co., Ltd.	2008.4.15	2009.4.14	2008.3.10		Advertisement Brokerage Contract	Beijing Longrich facilitated Henan Dragon World Advertising Co., Ltd. to sign the Advertising Contract with its clients; upon advertising, Beijing Longrich charged agency fee amounting to RMB 170,000.							According to the Advertisement Brokerage Contract, Beijing Longrich should facilitate Henan Dragon World Advertising Co., Ltd to sign the Advertising Contract with its clients; upon advertising, Beijing Longrich should charge agency fee amounting to RMB170,000 .

30	Qing-Yin Expressway		Beijing Longrich	Qingdao Gaohuang Media Co., Ltd.	2008.4.15	2009.4.14	2008.3.14		Advertisement Brokerage Contract	Beijing Longrich facilitated the publication of the advertising media; upon advertising, Beijing Longrich charged agency fees amounting to RMB 210,000 (on the premise that the contract price of Qingdao Gaoguang Media Co., Ltd. with the clients recommended by Beijing Longrich should be at least RMB 900,000/Year).							Beijing Longrich should facilitate the publication of the advertising media; upon advertising, Beijing Longrich should charge agency fees amounting to RMB 210,000 (on the premise that the contract price of Qingdao Gaoguang Media Co., Ltd with the clients recommended by Beijing Longrich should be at least RMB 900,000 /Year).

31	509 Guanduli Interchange of East Ring Flyover and North Ring Flyover, Suzhou		Beijing Longrich	Suzhou Mingri Enterprise Image Planning and Media Co., Ltd.	2008.7.1	2009.6.30	2008.3.24		Advertisement Brokerage Contract	According to the Advertisement Brokerage Contract, Beijing Longrich facilitated the publication of the advertising media; upon advertising, Beijing Longrich charged agency fees amounting to RMB 100,000 (on the premise that the contract price of Suzhou Mingri Enterprise Image Planning and Media Co., Ltd. with the clients recommended by Beijing Longrich should be at least RMB 600,000/Year).							According to the Advertisement Brokerage Contract, Beijing Longrich should facilitate the publication of the advertising media; upon advertising, Beijing Longrich should charge agency fees amounting to RMB 100,000 (on the premise that the contract price of Suzhou Mingri Enterprise Image Planning and Media Co., Ltd with the clients recommended by Beijing Longrich should be at least RMB 600,000 /Year).

13

Form, Quantity
		and		Purchase Contract						Sales Contract
		Specification			Starting	Expiry Date	Execution									Signing
		of Outdoor			Date of	of	Date of		Name of	Advertising		Service	Service	Name of		Date
	Location of Outdoor	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Purchase Cost	Purchase	Income	Name of Clients	Period	Period	Sales	Advertising	of Sales
Sr. No	Advertising Media	Media	Signatory	Supplier	(Start)	(End)	Contract	(RMB Yuan)	Contract	(RMB Yuan)	Serviced	(Start)	(End)	Contract	Content	Contract	Remarks
32	6 columns Tianhe Airport Road, Wuhan	Unipole billboard 20m ×7m × 2 sides	Yanhuang Shengshi	Wuhan Lineland Advertising Co., Ltd.	2008.7.10	2009.7.9	2008.5.29	750,000.00	Outdoor Advertising Contract	900,000.00	Mercedes-Benz (China) Ltd.	2008.7.10	2009.7.9	Service Agreement	Benz	2008.5.12	1. According to the Purchase Contract, the Supplier undertook the formalities of licensing had been completed and the license had been obtained for establishment of the advertising media under the contract.

2, According to the Sales Contract, (1) Yanhuang Shengshi undertook that it had completed or obtained all the necessary and applicable internal authorization procedure, governmental licensing and approval or third-party consent for the purpose of signing and performing the agreement; (2) for itself and on behalf of the related parties, Yanhuang Shengshi represented, warranted and undertook as follows: it had followed and would continue to follow all the applicable laws; (3) the parties to the agreement and their related parts or shareholders should abide by the laws and regulations inclusive of the Chinese laws and regulations on anti-corruption (including but not limited to the US Foreign Corrupt Practice Act and/or German laws against corrupt practice) and other laws and regulations applicable to any behavior of the parties to the agreement or their related parties in connection with the agreement, or applicable to any other business of the parties to the Agreement or another member of Daimler-Chrysler Corporation.

14

		Form, Quantity
		and		Purchase Contract						Sales Contract
		Specification			Starting	Expiry Date	Execution									Signing
		of Outdoor			Date of	of	Date of		Name of	Advertising		Service	Service	Name of		Date
	Location of Outdoor	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Purchase Cost	Purchase	Income	Name of Clients	Period	Period	Sales	Advertising	of Sales
Sr. No	Advertising Media	Media	Signatory	Supplier	(Start)	(End)	Contract	(RMB Yuan)	Contract	(RMB Yuan)	Serviced	(Start)	(End)	Contract	Content	Contract	Remarks
33	At entrance to Victory Park, Renmin Street, Changchun	Unipole (doublte-side) 18m ×6m × 2 sides	Yanhuang Shengshi	Changchun Haotian Advertising Co., Ltd.	2008.5.4	2009.5.4	2008.4.19	700,000.00	Outdoor Contract	1,280,000.00	Mercedes-Benz (China) Ltd.	2008.5.5	2009.5.4	Service Agreement	Benz	2008.5.12	1. According to the Sales Contract, (1) Yanhuang Shengshi undertook that it had completed or obtained all the necessary and applicable internal authorization procedure, governmental licensing and approval or third-party consent for the purpose of signing and performing the agreement; (2) for itself and on behalf of the related parties, Yanhuang Shengshi represented, warranted and undertook as follows: it had followed and would continue to follow all the applicable laws; (3) the parties to the agreement and their related parts or shareholders should abide by the laws and regulations inclusive of the Chinese laws and regulations on anti-corruption (including but not limited to the US Foreign Corrupt Practice Act and/or German laws against corrupt practice) and other laws and regulations applicable to any behavior of the parties to the agreement or their related parties in connection with the agreement, or applicable to any other business of the parties to the Agreement or another member of Daimler-Chrysler Corporation.

34	Location A, Wall Surface, Chengcheng Plaza, Dianchi Road, Kunming	Wall billboard 19m ×10m	Yanhuang Shengshi	Kunming Shengmeida Advertising Co., Ltd.	2008.6.15	2009.6.14	2008.5.8	400,000.00	Outdoor Advertising Contract	650,000.00	DDB (Beijing) Co., Ltd.	2008.6.15	2009.6.14	Outdoor Advertising Contract	Dongfeng Peugeot	2008.5.8	1. According to the Purchase Contract, the Supplier was responsible to complete all the formalities of approval from the governmental authorities required for the frames on the advertisement.

																	2. According to the Sales Contract, Yanhuang Shengshi undertook that it owned the media of advertisement or enjoyed its total use right during the advertising period.

35	Above Nanjing Weigang Tunnel	Billboard above the tunnel	Beijing Longrich							20,000.00	Nanjing Guanzhu Advertising Co., Ltd.	2008.3.10	2009.3.9	Service Agreement		—	According to the Service Agreement, Beijing Longrich was willing to assist Nanjing Guanzhu Advertising Co., Ltd in advertising for Benz automobiles

36	X2 Xiaoshan International Airport, Hangzhou	Unipole 18m ×6m × 2 sides	Yanhuang Shengshi	Hangzhou Liangche Advertising Co., Ltd.	2009.1.25	2010.1.24	2008.6.3	950,000	Outdoor Advertising Contract								1. According to the provisions of the Purchase Contractor, the Supplier undertook to provide the advertising point at the specified location and complete all the legal formalities for advertising.

15

Form, Quantity
		and		Purchase Contract						Sales Contract
		Specification			Starting	Expiry Date	Execution									Signing
		of Outdoor			Date of	of	Date of		Name of	Advertising		Service	Service	Name of		Date
	Location of Outdoor	Advertising	Contract	Name of	Advertising	Advertising	Purchase	Purchase Cost	Purchase	Income	Name of Clients	Period	Period	Sales	Advertising	of Sales
Sr. No	Advertising Media	Media	Signatory	Supplier	(Start)	(End)	Contract	(RMB Yuan)	Contract	(RMB Yuan)	Serviced	(Start)	(End)	Contract	Content	Contract	Remarks
37	Car Park No. 1, Hongluo Temple, Huairou District, Beijing		Beijing Yurun Advertising Co., Ltd. is the signatory, but the actual execution party is changed to Beijing Longrich	Huairou County Huairou Town Luzhuang Economic Cooperatives				3,000	Land Occupation Agreement	20,000.00	Beijing McDonalds Food Co., Ltd.	2008.01.07	2013.01.06			2007.12.28	As introduced by the Company, Longrich Advertising actually performed the contract with Huairou County Huairou Town Luzhuang Economic Cooperatives.

38	At the juncture of Futong East Street, Guangshun South Street, and Huajiadi South Street, Wangjing, Beijing	Banners	Yanhuang Shengshi	Beijing Meizhong Times Media Advertising Co., Ltd.	2008.05.19	2008.06.02		160,000	Outdoor Advertising Contract	234,000.00	DDB (Beijing) Co., Ltd.	2008.05.19	2008.06.02			2008.04.14	According to the Outdoor Advertising Contract signed by and between Yanhuang Shengshi and Beijing Meizhong Times Media Advertising Co., Ltd, Beijing Meizhong Times Media Advertising Co., Ltd undertook that it owned the advertising media or enjoyed the complete use right during advertising and had the capacity to legally provide advertising services. The Company confirmed by email for performing the above contract in September.
2. Miscellaneous
(1) On January 1, 2008, Yanhuang Shengshi and Beijing Huawen-Asatsu Advertising Co., Ltd. (hereinafter referred to as “Huawen-Asatsu”) signed the Advertisement Business Contract, according to which, Huawen-Asatsu would put forward the requirements for outdoor advertising data information in and outside Beijing, and Yanhuang Shengshi should provide it with the relevant data information services. The parties thereto should settle the account in the mode of monthly service fees. In case the requirement of Huawen-Asatsu covered less than 10 cities, Huawen-Asatsu should monthly pay to Yanhuang Shengshi an amount of RMB 5000; in case the requirement of Huawen-Asatsu covered more than 10 cities, Huawen-Asatsu should monthly pay to Yanhuang Shengshi an amount of RMB 10,000. The contract was valid from January 1 to December 31, 2008.
(2) On July 8, 2008, Yanhuang Shengshi and Changping District Shahe Township People’s Government signed the Agreement for Billboard Fabrication, according to which, Yanhuang Shengshi should fabricate and install 10 double-side billboards in accordance with the requirement of Changping District Shahe Township People’s Government; Changping District Shahe Township People’s Government should pay RMB 300,000 to Yanhuang Shengshi for the work; Yanhuang Shengshi should be liable for maintaining the erected billboards for 1 year as from the date of acceptance.
(3) On July 10, 2008, Yanhuang Shengshi and Beijing Meidian Enterprise Planning Co., Ltd. signed the Agreement for Billboard Fabrication, according to which, Beijing Meidian Enterprise Planning Co., Ltd. should fabricate and install 10 double-side billboards in accordance with the requirement of Yanhuang Shengshi; Yanhuang Shengshi should pay RMB 175,000 to Beijing Meidian Enterprise Planning Co., Ltd. for the work, Beijing Meidian Enterprise Planning Co., Ltd. should be liable for maintaining the erected billboards for 1 year as from the date of acceptance.

16

(4) Yanhuang Shengshi and Fleishman-Hillard International Communications Co., Ltd. signed the Contract, according to which, Yanhuang Shengshi should fabricate and install the Benz Light Box at the car park of National Centre for Performing Arts in accordance with the requirement of Fleishman-Hillard International Communications Co., Ltd.; Fleishman-Hillard International Communications Co., Ltd. should pay RMB 82,648 to Yanhuang Shengshi; Yanhuang Shengshi should be liable for maintaining the erected billboard for 1 year as from the date of acceptance.
(5) On July 3, 2008, Yanhuang Shengshi and Beijing United Creative Scrolling Light Box Factory signed the Agreement for Fabrication of Scrolling Light Boxes, according to which, Beijing United Creative Scrolling Light Box Factory was responsible to fabricate 2 units of 160 profile scrolling light boxes, for which Yanhuang Shengshi should pay RMB 26,106.6, and Beijing United Creative Scrolling Light Box Factory should be responsible for one-year maintenance as from the installation date of the scrolling light boxes.

17

APPENDIX 12. WRITTEN CONFIRMATON OF PAYMENT OF
INITIAL EQUITY TRANSFER CONSIDERATION

18

Appendix 12
Letter of Acknowledgement
The Investment Framework Agreement (hereinafter referred to as “Investment Framework Agreement”) was made and entered into on August 3, 2008 by and among Redgate Interactive Advertising (Beijing) Co., Ltd. (hereinafter referred to as “Investor”), Beijing Yanhuang Shengshi Advertising Co., Ltd. (hereinafter referred to as “Yanhuang Shengshi”), Yigang Zhao, Bin He, Youyi Wang and Ting Li (the four natural persons are hereinafter collectively referred to as “Existing Shareholders”). Yanhuang Shengshi has provided the Investor with relevant documents proving that the conditions precedent specified in Article 5.1 of the Investment Framework Agreement have been fulfilled.
Therefore, the Investor, Yanhuang Shengshi and the Existing Shareholders hereby acknowledge in writing that part of the conditions precedent specified in Article 5.1 of the Investment Framework Agreement have not been fulfilled but have been released and waived by the Investor, and the other conditions precedent have been fulfilled completely. The Investor hereby agrees to pay RMB thirty-two million one hundred and thirty thousand (RMB32,130,000) from the domestic co-managed account as mentioned in the Investment Framework Agreement to the Existing Shareholders or the designated account. The Investor hereby agrees that non-fulfillment of the conditions precedent which have been waived by the Investor shall not constitute the conditions precedent for paying the considerations for the remaining equity interest (as defined in the Investment Framework Agreement), or constitute the default or violation of the Investment Framework Agreement.
Furthermore, 1) according to Article 2.1.2 of the Investment Framework Agreement, “...The Parties agree that PWC shall conduct and complete successfully the audit upon the Company’s financial reports of the first half of 2008 prior to the delivery day of initial equity transfer.” The Investor, Yanhuang Shengshi and the Existing Shareholders hereby agree to waive and terminate the aforesaid terms and agree that PwC shall audit, and complete the audit upon the Company’s financial reports of the first half of 2008 as soon as possible after the delivery day of initial equity transfer; 2) the Investor acknowledges that the agent entrusted by Yanhuang Shengshi has prepared the whole set of application documents concerning the equity transfer according to the requirements of the administration for industry and commercial and the form of relevant application documents in order to complete the procedures for alteration registration in connection with the transfer of 51% equity interest of Yanhuang Shengshi by the Existing Shareholders to the Investor as soon as possible since the Investor requests to complete such procedures prior to October 1, 2008.

19

Redgate Interactive Advertising (Beijing) Co., Ltd. (seal)
Legal representative (signature):
Beijing Yanhuang Shengshi Advertising Co., Ltd. (seal)
Legal representative (signature):
Yigang Zhao (signature):
Youyi Wang (signature):
Bin He (signature):
Ting Li (signature):
Date: October 27, 2008

20

APPENDIX 13. CLOSING COVENANT LETTER

21

Appendix 13
To: Redgate Interactive Advertising (Beijing) Co., Ltd.
Letter of Undertaking on Delivery
Beijing Yanhuang Shengshi Advertising Co., Ltd. (hereinafter referred to as “Yanhuang Shengshi”) and its shareholders Yigang Zhao, Bin He, Youyi Wang and Ting Li (hereinafter collectively referred to as “Original Shareholders”) executed the Investment Agreement (hereinafter referred to as “Agreement”) on August 3, 2008 (“Execution Date”) with Redgate Interactive Advertising (Beijing) Co., Ltd. (hereinafter referred to as “Redgate”). According to the Agreement, the Parties shall make the proposed delivery on                                         , 2008 (“Delivery Date”). Yanhuang Shengshi and the Original Shareholders hereby make the following undertakings to Redgate on the Delivery Date:
1.	All warrants made by the Original Shareholders and Yanhuang Shengshi in the Agreement remain true, accurate and complete, free of misleading contents, from the Execution Date (inclusive) of the Agreement between Redgate, Yanhuang Shengshi and the Original Shareholders to the Delivery Date.

2.	There are not any events, facts, conditions, changes or other circumstances which have caused or may cause material adverse effect upon Yanhuang Shengshi from the Execution Date (inclusive) of the Agreement to the Delivery Date.
It is hereby undertaken as above.
[Execution page below]

22

[Execution Page of Letter of Undertaking on Delivery]
Beijing Yanhuang Shengshi Advertising Co., Ltd. (seal)
Yigang Zhao (signature):
Bin He (signature):
Youyi Wang (signature):
Ting Li (signature):
Date:                                         , 2008

APPENDIX 14. COMPANY’S OPERATIONAL BUDGET TARGETS
FOR THE THREE YEARS FROM 2008 TO 2010

2

Redgate Media Group
Business Segment for Yanhuang
Amount in RMB unless otherwise stated
Outdoor — Yanhuang

	2008	2009	2010

Turnover	126,532,183	193,947,717	224,001,517
— Revenue-billboard	75,385,688	192,147,717	222,201,517
— Revenue-making	466,244	1,800,000	1,800,000
— Revenue-projects	50,680,251	0	0

Less : Cost of Sales	88,109,536	148,914,480	171,095,168
— Media cost	57,417,958	141,228,572	162,207,107
— Commission	4,600,863	7,685,909	8,888,061
— Projects cost	26,090,715	0	0

less : Business tax	3,227,502	4,428,408	5,190,730

Gross Profit	35,195,145	40,604,828	47,715,618

Making and maintenance	3,023,220	3,842,954	4,444,030

Selling expense	361,338	576,443	666,605

Administrative expense	6,656,650	7,685,909	8,888,061
Depreciation & Amortization	238,116	240,000	240,000
Financial expense	(181,122)	0	0
Non-operating income/loss	0	0	0

EBIT	25,096,943	28,259,522	33,476,923
Tax Expenses	6,274,236	7,064,880	8,369,231

Profit/Loss After Tax	18,822,707	21,194,641	25,107,692

3

Signature Page

REDGATE INTERACTIVE ADVERTISING (BEIJING) CO., LTD. [company seal]
By:	/s/ Ying Zhu
	Name:	Ying Zhu
Title:

YIGANG ZHAO
Signature:	/s/ Yigang Zhao

BIN HE
Signature:	/s/ Bin He

YOUYI WANG
Signature:	/s/ Youyi Wang

TING LI
Signature:	/s/ Ting Li

BEIJING YANHUANG SHENGSHI ADVERTISING COMPANY LIMITED [company seal]
By:	/s/ Yigang Zhao
Name:
Title: